Filed with the Securities and Exchange Commission on may 1, 2001

                                                               File No. 33-13863
                                                               File No. 811-1090

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

         Pre-Effective Amendment No.
                                     --------

         Post-Effective Amendment No. 21

                                       and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

         Amendment No. 32
                       --

                              The Japan Fund, Inc.
                  --------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

                       345 Park Avenue, New York, NY 10154
                  -------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's Telephone Number, including Area Code: (617) 295-2561
                                                           --------------

                                 Maureen E. Kane
                        Zurich Scudder Investments, Inc.
                    Two International Place, Boston, MA 02110
             ------------------------------------------------------
                     (Name and Address of Agent for Service)

It is proposed that this filing will become effective

         ___      immediately upon filing pursuant to paragraph (b)

         _X__     on May 1, 2001 pursuant to paragraph (b)
                     ----------

                  60 days after filing pursuant to paragraph (a)(i)
         -------

                  on _________ pursuant to paragraph (a)(i)
         -------

                  75 days after filing pursuant to paragraph (a)(ii)
         -------

                  on                  pursuant to paragraph (a)(ii) of Rule 485.
         -------     ----------------

If appropriate, check the following:

         ------- this post-effective amendment designates a new effective date for a previously filed post-effective amendment

THE JAPAN FUND, INC.

Class S

Zurich Scudder Investments, Inc.
Investment Advisor


Prospectus

--------------------------------------------------------------------------------
May 1, 2001
--------------------------------------------------------------------------------



As with all mutual funds, the Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

Contents
--------------------------------------------------------------------------------

   How the Fund Works                         How to Invest in the Fund

     4  The Fund's Main Investment             12  How to Buy, Sell and
        Strategy                                   Exchange Class S Shares

     5  The Main Risks of Investing            14  Policies You Should Know
        in the Fund                                About

     6  The Fund's Performance                 19  Understanding Distributions
        History                                    and Taxes

     7  How Much Investors Pay

     8  Other Policies and Risks

     9  Who Manages and Oversees
        the Fund

    10  Financial Highlights

How the Fund Works

On the next few pages, you'll find information about this fund's investment goal, the main strategies it uses to pursue that goal, and the main risks that could affect its performance.

Whether you are considering investing in the fund or are already a shareholder, you'll probably want to look this information over carefully. You may want to keep it on hand for reference as well.

Remember that mutual funds are investments, not bank deposits. They're not insured or guaranteed by the FDIC or any other government agency, and you could lose money by investing in them.

This prospectus offers Class S shares.

You can find prospectuses on the Internet at myScudder.com.

--------------------------------------------------------------------------------
                                                               Class S

                                             ticker symbol     SJPNX

                                             fund number       069

  The Japan Fund, Inc.
--------------------------------------------------------------------------------

             The Fund's Main Investment Strategy

             The fund seeks long-term capital appreciation by investing at least 80% of net assets in Japanese securities (issued by Japan-based companies or their affiliates, or by any company that derives more than half of its revenues from Japan). The fund may invest in stocks of any size, including up to 30% of net assets in smaller companies that are traded over-the-counter.

             In choosing stocks, the portfolio managers use a combination of three analytical disciplines:

             Bottom-up research. The managers look for individual companies with effective management, strong competitive positioning, active research and development and sound balance sheets. The managers also evaluate fundamentals such as price-to-earnings ratios.

             Growth orientation. The managers prefer companies whose revenue or earnings seem likely to grow faster than the average for their market and whose stock prices appear reasonable in light of their business prospects.

             Top-down analysis. The managers consider the economic outlooks for various sectors and industries.

             The managers may favor securities from different industries and companies at different times while still maintaining variety in terms of the industries and companies represented.

--------------------------------------------------------------------------------

OTHER INVESTMENTS While most of the fund's investments are common stocks, the fund may also invest in other types of equities, such as convertible securities, depositary receipts and preferred stocks. The fund may also invest in debt securities rated in the top four credit quality categories such as those issued by the Japanese government or Japanese companies if the managers believe they offer greater potential for capital growth. Although the fund is permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), the managers don't intend to use them as principal investments and may not use them at all.

          The fund will normally sell a security when it reaches a target price, its fundamentals have changed, the managers believe other investments offer better opportunities or when adjusting its emphasis on a given industry.

          The Main Risks of Investing in the Fund

          There are several risk factors that could hurt the fund's performance, cause you to lose money or make the fund perform less well than other investments.

          As with most stock funds, the most important factor with this fund is how stock markets perform -- in this case, the Japanese market. When Japanese stock prices fall, you should expect the value of your investment to fall as well. The fact that the fund focuses on a single country could affect fund performance. For example, Japanese economic growth has weakened after the sharp collapse of the stock market in the 1990's and the current economic condition remains uncertain. Japanese companies could be hurt by such factors as a failure to achieve economic recovery.

          Japanese stocks tend to be more volatile than their U.S. counterparts, for reasons ranging from political and economic uncertainties, to a higher risk that essential information may be incomplete or wrong. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. Small companies may have limited business lines and financial resources, making them especially vulnerable to business risks and economic downturns. In addition, changing currency rates could add to the fund's investment losses or reduce its investment gains.

          Other factors that could affect performance include:

                            o the managers could be wrong in their analysis of
                              economic trends, industries, companies,
                              geographical trends or other matters

                            o derivatives could produce disproportionate losses

                            o at times, market conditions might make it hard to
                              value some investments or to get an attractive price for them

                            o growth stocks may be out of favor for certain
                              periods

                            o bonds will tend to fall in value as interest rates
                              rise, and could decline in credit quality or go into default

                            o securities traded over-the-counter may not be
                              traded in the same volumes and may be more volatile than those of larger companies traded on a national securities exchange

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.
--------------------------------------------------------------------------------
This fund is designed for long-term investors who are interested in broad exposure to Japanese stocks and understand the higher-than-average volatility associated with the investment.

The Fund's Performance History

While a fund's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the fund's Class S shares have varied from year to year, which may give some idea of risk. The table shows average annual total returns of the fund's Class S shares and a broad-based market index (which, unlike the fund, does not have any fees or expenses).

The performance of both the fund and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.


The Japan Fund, Inc.

--------------------------------------------------------------------------------
Annual Total Returns (%) as of 12/31 each year                       Class S
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

1991              3.11
1992            -16.74
1993             23.64
1994             10.03
1995             -9.07
1996            -10.92
1997            -14.40
1998             24.29
1999            119.88
2000            -27.28



2001 Total Return as of March 31: -12.41%

Best Quarter: 29.53%, Q3 1999             Worst Quarter: -18.12%, Q4 1997

--------------------------------------------------------------------------------
Average Annual Total Returns (%) as of 12/31/2000
--------------------------------------------------------------------------------

                            1 Year              5 Years            10 Years
--------------------------------------------------------------------------------
Fund -- Class S             -27.28               8.67                4.87
--------------------------------------------------------------------------------
Index                       -32.75              -5.19               -0.45
--------------------------------------------------------------------------------

Index: The Tokyo Stock Exchange Stock Price Index (TOPIX) is an unmanaged capitalization- weighted measure (adjusted in U.S. dollars) of all shares listed on the first section of the Tokyo Stock Exchange. Index returns assume dividends are reinvested net of withholding tax.

How Much Investors Pay


This fund's Class S shares have no sales charge or other shareholder fees other than a short-term redemption/exchange fee. The fund does have annual operating expenses, and as a shareholder of Class S shares, you pay them indirectly.

--------------------------------------------------------------------------------
Fee Table
--------------------------------------------------------------------------------
Shareholder Fees (paid directly from your investment)
--------------------------------------------------------------------------------
Redemption/Exchange Fee, on shares owned less than six months          2.00%
(% of amount redeemed)
--------------------------------------------------------------------------------

Annual Operating Expenses (deducted from fund assets)
--------------------------------------------------------------------------------
Management Fee                                                         0.72%
--------------------------------------------------------------------------------
Distribution (12b-1) Fee                                               None
--------------------------------------------------------------------------------
Other Expenses                                                         0.36%
--------------------------------------------------------------------------------
Total Annual Operating Expenses                                        1.08%
--------------------------------------------------------------------------------

Based on the costs above, this example helps you compare this fund's expenses to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

--------------------------------------------------------------------------------
Example                    1 Year        3 Years       5 Years        10 Years
--------------------------------------------------------------------------------
Class S shares              $110          $343           $595          $1,317
--------------------------------------------------------------------------------

Other Policies and Risks

             While the sections on the previous pages describe the main points of the fund's strategy and risks, there are a few other issues to know about:

             o As a temporary defensive measure, the fund could shift up to 100% of its assets into investments such as money market securities. This could prevent losses, but would mean that the fund was not pursuing its goal.

             o The fund may trade securities more actively than many funds, which could mean higher expenses (thus lowering return) and higher taxable distributions.

             For more information

             This prospectus doesn't tell you about every policy or risk of investing in the fund.

             If you want more information on the fund's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

             Keep in mind that there is no assurance that any mutual fund will achieve its goal.

Who Manages and Oversees the Fund

             The investment advisor

             The fund's investment advisor is Zurich Scudder Investments, Inc., 345 Park Avenue, New York, NY. The advisor has more than 80 years of experience managing mutual funds, and currently has more than $370 billion in assets under management.

             The advisor's asset management teams include investment professionals, economists, research analysts, traders and other investment specialists, located in offices across the United States and around the world.


             The advisor receives a management fee from the fund. For the 12 months through the most recent fiscal year end, the actual amount the fund paid in management fees was 0.72% of its average daily net assets.

             Zurich Scudder Investments Japan, Inc., Kamiyachyo Mori Building, 4-3-20, Toranomon, Minato-ku, Tokyo, Japan, an affiliate of the advisor, is the subadvisor to the fund. The subadvisor renders investment advisory and management services with regard to the portion of the fund's portfolio as allocated to the subadvisor by the advisor from time-to-time for management, including services related to foreign securities, foreign currency transactions and related investments.

             The portfolio managers

             The following people handle the day-to-day management of the fund.

             Seung Kwak                         Sean Lenihan
             Lead Portfolio Manager               o Began investment career
             o Began investment career              in 1994
               in 1985                            o Joined the advisor in 2001
             o Joined the advisor in 1988         o Joined the fund team in 2001
             o Joined the fund team in 1989

Financial Highlights

This table is designed to help you understand the fund's Class S shares' financial performance in recent years. The figures in the first part of each table are for a single share. The total return figures represent the percentage that an investor in the fund would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the annual report (see "Shareholder reports" on the back cover).


The Japan Fund, Inc. -- Class S (a)

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

--------------------------------------------------------------------------------
Years Ended December 31,                  2000     1999    1998    1997    1996
--------------------------------------------------------------------------------
Net asset value, beginning of period    $16.41    $8.33    $6.77   $8.33  $9.44
--------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss) (b)        (.05)    (.02)    (.01)   (.03)  (.03)
--------------------------------------------------------------------------------
  Net realized and unrealized gain
  (loss) on investment transactions      (3.97)    9.95     1.65   (1.16) (1.00)
--------------------------------------------------------------------------------
  Total from investment operations       (4.02)    9.93     1.64   (1.19) (1.03)
--------------------------------------------------------------------------------
Less distributions from:

  Net investment income                     --     (.08)      --      --     --
--------------------------------------------------------------------------------
  Net realized gains on investment
  transactions                           (1.83)   (1.77)      --      --     --
--------------------------------------------------------------------------------
  In excess of net investment income      (.58)       --    (.08)   (.37)  (.08)
--------------------------------------------------------------------------------
  Total distributions                    (2.41)   (1.85)    (.08)   (.37)  (.08)
--------------------------------------------------------------------------------
Net asset value, end of period           $9.98   $16.41   $ 8.33   $6.77  $8.33
--------------------------------------------------------------------------------
Total Return (%)                        (27.28)  119.88    24.29  (14.40)(10.92)
--------------------------------------------------------------------------------
Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)     558    1,089      347     265    386
--------------------------------------------------------------------------------
Ratio of expenses (%)                     1.08     1.00     1.26    1.21   1.16
--------------------------------------------------------------------------------
Ratio of net investment income (loss)
(%)                                       (.40)    (.20)    (.14)   (.38)  (.34)
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                 74      114       90      96     73
--------------------------------------------------------------------------------

(a) On May 1, 2000, existing shares of the Fund were designated as Class S.

(b) Based on monthly average shares outstanding during the period.

  How to Invest in the Fund

  The following pages tell you how to invest in the fund and what to expect as a shareholder. If you're investing directly with Scudder, all of this information applies to you.

  If you're investing through a "third party provider" -- for example, a workplace retirement plan, financial supermarket or financial advisor -- your provider may have its own policies or instructions, and you should follow those.

  These instructions are for buying and selling Class S shares.

How to Buy, Sell and Exchange Class S Shares

Buying Shares Use these instructions to invest directly. Make out your check to "The Japan Fund, Inc."

--------------------------------------------------------------------------------
First investment                          Additional investments
--------------------------------------------------------------------------------
$2,500 or more for regular accounts       $100 or more for regular accounts

$1,000 or more for IRAs                   $50 or more for IRAs

                                          $50 or more with an Automatic
                                          Investment Plan
--------------------------------------------------------------------------------
By mail or express mail (see below)

o Fill out and sign an application        Send an investment slip or short note
                                          that includes:
o Send it to us at the appropriate
  address, along with an investment       o fund and class name
  check
                                          o account number

                                          o check payable to "The Japan Fund,
                                            Inc."
--------------------------------------------------------------------------------
By wire

o Call 1-800-53-JAPAN for instructions    o Call 1-800-53-JAPAN for instructions
--------------------------------------------------------------------------------
By phone

--                                        o Call 1-800-53-JAPAN for instructions
--------------------------------------------------------------------------------

With an automatic investment plan

o Fill in the information on your         o To set up regular investments from a
  application and include a voided          bank checking account, call
  check                                     1-800-53-JAPAN
--------------------------------------------------------------------------------

Using QuickBuy

--                                        o Call 1-800-53-JAPAN
--------------------------------------------------------------------------------
On the Internet

o Go to "funds and prices" at             o Call 1-800-SCUDDER to ensure you
  myScudder.com                             have electronic services

o Print out a prospectus and a new        o Register at myScudder.com
  account application
                                          o Follow the instructions for buying
o Complete and return the application       shares with money from your bank
  with your check                           account
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Regular mail:

First investment: The Japan Fund Service Center, PO Box 219669, Kansas City, MO 64121-9669

Additional investments: The Japan Fund Service Center, PO Box 219664, Kansas City, MO 64121-9664

Express, registered or certified mail:

The Japan Fund Service Center, 811 Main Street, Kansas City, MO 64105-2005

Fax number: 1-800-821-6234 (for exchanging and selling only)

Exchanging or Selling Shares Use these instructions to exchange or sell shares in an account opened directly with Scudder. Please note that you may not exchange Class S shares purchased after December 29, 2000.

--------------------------------------------------------------------------------
Exchanging into another fund              Selling shares
--------------------------------------------------------------------------------

$2,500 or more to open a new account      Some transactions, including most for
($1,000 or more for IRAs)                 over $100,000, can only be ordered in
                                          writing; if you're in doubt, see page
                                          16
$100 or more for exchanges between
existing accounts
--------------------------------------------------------------------------------
By phone or wire

o Call 1-800-53-JAPAN for instructions    o Call 1-800-53-JAPAN for instructions
--------------------------------------------------------------------------------
Using SAIL(TM)

o Call 1-800-343-2890 and follow the      o Call 1-800-343-2890 and follow the
  instructions                              instructions
--------------------------------------------------------------------------------
By mail, express mail or fax
(see previous page)

Your instructions should include:         Your instructions should include:

o the fund, class, and account number     o the fund, class and account number
  you're exchanging out of                  from which you want to sell shares

o the dollar amount or number of shares   o the dollar amount or number of
  you want to exchange                      shares you want to sell

o the name and class of the fund you      o your name(s), signature(s) and
  want to exchange into                     address, as they appear on your
                                            account
o your name(s), signature(s), and
  address, as they appear on your account o a daytime telephone number

o a daytime telephone number
--------------------------------------------------------------------------------
With an automatic withdrawal plan

--                                        o To set up regular cash payments from
                                            a Scudder account, call
                                            1-800-53-JAPAN
--------------------------------------------------------------------------------
Using QuickSell                           o Call 1-800-53-JAPAN

--
--------------------------------------------------------------------------------
On the Internet

o Register at myScudder.com               o Register at myScudder.com

o Follow the instructions for making      o Follow the instructions for making
  on-line exchanges                         on-line redemptions
--------------------------------------------------------------------------------

Policies You Should Know About

          Along with the instructions on the previous pages, the policies below may affect you as a shareholder. Some of this information, such as the section on dividends and taxes, applies to all investors, including those investing through investment providers.

          If you are investing through an investment provider, check the materials you got from them. As a general rule, you should follow the information in those materials wherever it contradicts the information given here. Please note that an investment provider may charge its own fees.

          In either case, keep in mind that the information in this prospectus applies only to the fund's Class S shares. The fund does have other share classes, which are described in a separate prospectus and which have different fees, requirements and services.

          In order to reduce the amount of mail you receive and to help reduce fund expenses, we generally send a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please call 1-800-53-JAPAN.

          Policies about transactions

          The fund is open for business each day the New York Stock Exchange is open. The fund calculates its share price every business day, as of the close of regular trading on the Exchange (typically 4 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).

          You can place an order to buy or sell shares at any time. Once your order is received by Scudder Service Corporation, and they have determined that it is a "good order," it will be processed at the next share price calculated.

          Because orders placed through investment providers must be forwarded to Scudder Service Corporation before they can be processed, you'll need to allow extra time. A representative of your investment provider should be able to tell you when your order will be processed.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.
--------------------------------------------------------------------------------
Questions? You can speak to a Scudder representative between 8 a.m. and 8 p.m. Eastern time on any fund business day by calling 1-800-53-JAPAN.

          Automated phone information is available 24 hours a day. You can use your automated phone services to get information on Scudder funds generally and on accounts held directly at Scudder. If you signed up for  telephone  services,  you  can  also  use  this  service  to make exchanges and sell shares. Call SAILTM, the Scudder Automated Information Line, at 1-800-343-2890.

          QuickBuy and QuickSell let you set up a link between a Scudder account and a bank account. Once this link is in place, you can move money between the two with a phone call. You'll need to make sure your bank has Automated Clearing House (ACH) services. To set up QuickBuy or QuickSell on a new account, see the account application; to add it to an existing account, call 1-800-53-JAPAN.


          Since many transactions may be initiated by telephone or electronically, it's important to understand that as long as we take reasonable steps to ensure that an order to purchase or redeem shares is genuine, such as recording calls or requesting personalized security codes or other information, we are not responsible for any losses that may occur. For transactions conducted over the Internet, we recommend the use of a secure Internet browser. In addition, you should verify the accuracy of your confirmation statements immediately after you receive them.


          When you ask us to send or receive a wire, please note that while we don't charge a fee to receive wires, it's possible your bank may do so. The fund can only send wires of $1,000 or more and accept wires of $50 or more.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.
--------------------------------------------------------------------------------
The Scudder Web site can be a valuable resource for shareholders with Internet access. To get up-to-date information, review balances or even place orders for exchanges, go to myScudder.com.

          Exchanges are not available for Class S shares purchased after December 29, 2000. We may reject any exchange order, particularly when there appears to be a pattern of "market timing" or other frequent purchases and sales. We may also reject purchase orders, for these or other reasons.

          When you want to sell more than $100,000 worth of shares, you'll usually need to place your order in writing and include a signature guarantee. The only exception is if you want money wired to a bank account that is already on file with us; in that case, you don't need a signature guarantee. Also, you don't need a signature guarantee for an exchange, although we may require one in certain other circumstances.

          A signature guarantee is simply a certification of your signature -- a valuable safeguard against fraud. You can get a signature guarantee from most brokers, banks, savings institutions and credit unions. Note that you can't get a signature guarantee from a notary public.

          Money from shares you sell is normally sent out within one business day of when your order is processed (not when it is received), although it could be delayed for up to seven days. There are also two circumstances when it could be longer: when you are selling shares you bought recently by check and that check hasn't cleared yet (maximum delay: 15 days) or when unusual circumstances prompt the SEC to allow further delays. Certain expedited redemption processes may also be delayed when you are selling recently purchased shares.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.
--------------------------------------------------------------------------------
If you ever have difficulty placing an order by phone or fax, you can always send us your order in writing.

          How the fund calculates share price

          The share price at which you buy shares is the net asset value per share, or NAV. To calculate NAV, the fund uses the following equation:

                   TOTAL ASSETS - TOTAL LIABILITIES
                  ---------------------------------- = NAV
                  TOTAL NUMBER OF SHARES OUTSTANDING

          The price at which you sell shares of the fund is also the fund's NAV, minus a 2.00% redemption/exchange fee on shares owned less than six months. You won't be charged this fee if you're investing in an employer-sponsored retirement plan that is set up directly with Scudder Investments. If your employer-sponsored retirement plan is through a third-party investment provider, or if you are investing through an IRA or other individual retirement account, the fee will apply. Certain other types of accounts, as discussed in the Statement of Additional Information, may also be eligible for this waiver.

          We typically use market prices to value securities. However, when a market price isn't available, or when we have reason to believe it doesn't represent market realities, we may use fair value methods approved by the fund's Board. In such a case, the fund's value for a security is likely to be different from quoted market prices.

          Because the fund invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren't able to buy or sell fund shares. This is because some foreign markets are open on days when the fund doesn't price its shares.

             Other rights we reserve

             For this fund, you should be aware that we may do any of the following:

             o withhold 31% of your distributions as federal income tax if we have been notified by the IRS that you are subject to backup withholding, or if you fail to provide us with a correct taxpayer ID number or certification that you are exempt from backup withholding

             o charge you $10 a year if your account balance falls below $2,500, and close your account and send you the proceeds if your balance falls below $1,000 and $250 for retirement accounts; in either case, we will give you 60 days notice (90 days for retirement accounts) so you can either increase your balance or close your account (these policies don't apply to investors with $100,000 or more in Scudder fund shares or in any case where a fall in share price created the low balance)

             o reject a new account application if you don't provide a correct Social Security or other tax ID number; if the account has already been opened, we may give you 30 days' notice to provide the correct number

             o pay you for shares you sell by "redeeming in kind," that is, by giving you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash; the fund generally won't make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of the fund's net assets, whichever is less

             o change, add or withdraw various services, fees and account policies (for example, we may change or terminate the exchange privilege at any time)

Understanding Distributions and Taxes

          By law, a mutual fund is required to pass through to its shareholders virtually all of its net earnings. A fund can earn money in two ways: by receiving interest, dividends or other income from securities it holds, and by selling securities for more than it paid for them. (A fund's earnings are separate from any gains or losses stemming from your own purchase of shares.) A fund may not always pay a distribution for a given period.

          By international treaty, 15% of dividends and 10% of interest received by the fund is withheld for Japanese taxes. The amounts withheld are taxable to you as a shareholder even though you don't receive them. However, you may be able to claim a tax credit or a deduction for your portion of any foreign taxes withheld.

          The  fund  intends  to  pay   dividends  and   distributions   to  its
          shareholders in December, and if necessary may do so at other times as well.

          You can choose how to receive your dividends and distributions. You can have them all automatically reinvested in fund shares (at NAV), all deposited directly to your bank account, all sent to you by check or have them invested in a different fund. Tell us your preference on your application. If you don't indicate a preference, your dividends and distributions will all be reinvested. For retirement plans, reinvestment is the only option.

          Buying and selling fund shares will usually have tax consequences for you (except in an IRA or other tax-advantaged account). Your sales of shares may result in a capital gain or loss for you; whether long-term or short-term depends on how long you owned the shares. For tax purposes, an exchange is the same as a sale.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.
--------------------------------------------------------------------------------
Because each shareholder's tax situation is unique, it's always a good idea to ask your tax professional about the tax consequences of your investments including any state and local tax consequences.

          The tax status of the fund earnings you receive, and your own fund transactions, generally depends on their type:

          Generally taxed at ordinary income rates
          -------------------------------------------------------------------
          o short-term capital gains from selling fund shares
          -------------------------------------------------------------------
          o taxable income dividends you receive from the fund
          -------------------------------------------------------------------
          o short-term capital gains distributions you receive from the fund
          -------------------------------------------------------------------

          Generally taxed at capital gains rates
          -------------------------------------------------------------------
          o long-term capital gains from selling fund shares
          -------------------------------------------------------------------
          o long-term capital gains distributions you receive from the fund
          -------------------------------------------------------------------

          The fund will send you detailed tax information every January. These statements tell you the amount and the tax category of any dividends or distributions you received. They also have certain details on your purchases and sales of shares. The tax status of dividends and distributions is the same whether you reinvest them or not. Dividends or distributions declared in the last quarter of a given year are taxed in that year, even though you may not receive the money until the following January.

          If you invest right before the fund pays a dividend, you'll be getting some of your investment back as a taxable dividend. You can avoid this, if you want, by investing after the fund declares a dividend. In tax-advantaged retirement accounts you don't need to worry about this.

Notes
--------------------------------------------------------------------------------

Notes
--------------------------------------------------------------------------------

Notes
--------------------------------------------------------------------------------

         To Get More Information

         Shareholder reports -- These include commentary from the fund's management team about recent market conditions and the effects of the fund's strategies on its performance. They also have detailed performance figures, a list of everything the fund owns, and the fund's financial statements. Shareholders get these reports automatically. For more copies, call 1-800-53-JAPAN.

         Statement of Additional Information (SAI) -- This tells you more about the fund's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

         If you'd like to ask for copies of these documents, please contact Scudder Investments or the SEC. If you're a shareholder and have questions, please contact Scudder Investments (see below). Materials you get from Scudder Investments are free; those from the SEC involve a copying fee. If you like, you can look over these materials at the SEC's Public Reference Room in Washington, DC or request them electronically at publicinfo@sec.gov.

         Scudder Investments                       SEC
         -----------------------------------------------------------------------
         PO Box 219669                             450 Fifth Street, N.W.
         Kansas City, MO 64121-9669                Washington, D.C. 20549-6009
         myScudder.com                             www.sec.gov
         1-800-53-JAPAN                            1-800-942-8090



         SEC File Number
         -----------------------------------------------------------------------
         The Japan Fund, Inc.                      811-1090

THE JAPAN FUND, INC.

Advisor Classes A, B and C

Zurich Scudder Investments, Inc.
Investment Advisor

Prospectus

--------------------------------------------------------------------------------
                                   May 1, 2001
--------------------------------------------------------------------------------

                                [JAPAN FUND LOGO]

As with all mutual funds, the Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

Contents

   How the Fund Works                      How to Invest in the Fund

     4  The Fund's Main Investment          14  Choosing a Share Class
        Strategy
                                            19  How to Buy Shares
     5  The Main Risks of Investing
        in the Fund                         20  How to Exchange or Sell
                                                Shares
     6  The Fund's Performance
         History                            21  Policies You Should Know
                                                About
     7  How Much Investors Pay
                                            27  Understanding Distributions
     8  Other Policies and Risks                and Taxes

     9  Who Manages and Oversees
        the Fund

    10  Financial Highlights

  How the Fund Works

  On the next few pages, you'll find information about this fund's investment goal, the main strategies it uses to pursue that goal, and the main risks that could affect its performance.

  Whether you are considering investing in the fund or are already a shareholder, you'll probably want to look this information over carefully. You may want to keep it on hand for reference as well.

  Remember that mutual funds are investments, not bank deposits. They're not insured or guaranteed by the FDIC or any other government agency, and you could lose money by investing in them.

--------------------------------------------------------------------------------
                                               | Class A     Class B     Class C
                                               |
                               ticker symbol   | AJPNX       BJPNX       CJPNX
                                fund number    | 153         253         353

  The Japan Fund, Inc.
--------------------------------------------------------------------------------

The Fund's Main Investment Strategy

The fund seeks long-term capital appreciation by investing at least 80% of net assets in Japanese securities (issued by Japan-based companies or their affiliates, or by any company that derives more than half of its revenues from Japan). The fund may invest in stocks of any size, including up to 30% of net assets in smaller companies that are traded over-the-counter.

In choosing stocks, the portfolio managers use a combination of three analytical disciplines:

Bottom-up research. The managers look for individual companies with effective management, strong competitive positioning, active research and development and sound balance sheets. The managers also evaluate fundamentals such as price-to-earnings ratios.

Growth orientation. The managers prefer companies whose revenue or earnings seem likely to grow faster than the average for their market and whose stock prices appear reasonable in light of their business prospects.

Top-down analysis. The managers consider the economic outlooks for various sectors and industries.

The managers may favor securities from different industries and companies at different times while still maintaining variety in terms of the industries and companies represented.

--------------------------------------------------------------------------------
OTHER INVESTMENTS While most of the fund's investments are common stocks, the fund may also invest in other types of equities, such as convertible securities, depositary receipts and preferred stocks. The fund may also invest in debt securities rated in the top four credit quality categories such as those issued by the Japanese government or Japanese companies if the managers believe they offer greater potential for capital growth. Although the fund is permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), the managers don't intend to use them as principal investments and may not use them at all.

The fund will normally sell a security when it reaches a target price, its fundamentals have changed, the managers believe other investments offer better opportunities or when adjusting its emphasis on a given industry.

The Main Risks of Investing in the Fund

There are several risk factors that could hurt the fund's performance, cause you to lose money or make the fund perform less well than other investments.

As with most stock funds, the most important factor with this fund is how stock markets perform -- in this case, the Japanese market. When Japanese stock prices fall, you should expect the value of your investment to fall as well. The fact that the fund focuses on a single country could affect fund performance. For example, Japanese economic growth has weakened after the sharp collapse of the stock market in the 1990's and the current economic condition remains uncertain. Japanese companies could be hurt by such factors as a failure to achieve economic recovery.

Japanese stocks tend to be more volatile than their U.S. counterparts, for reasons ranging from political and economic uncertainties, to a higher risk that essential information may be incomplete or wrong. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. Small companies may have limited business lines and financial resources, making them especially vulnerable to business risks and economic downturns. In addition, changing currency rates could add to the fund's investment losses or reduce its investment gains.

Other factors that could affect performance include:

o the managers could be wrong in their analysis of economic trends, industries, companies, geographical trends or other matters


o        derivatives could produce disproportionate losses


o at times, market conditions might make it hard to value some investments or to get an attractive price for them


o        growth stocks may be out of favor for certain periods


o bonds will tend to fall in value as interest rates rise, and could decline in credit quality or go into default


o securities traded over-the-counter may not be traded in the same volumes and may be more volatile than those of larger companies traded on a national securities exchange

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

This fund is designed for long-term investors who are interested in broad exposure to Japanese stocks and understand the higher-than- average volatility associated with the investment.

The Fund's Performance History


While a fund's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how fund performance has varied from year to year, which may give some idea of risk. The table shows how fund performance compares with a broad-based market index (which, unlike the fund, does not have any fees or expenses). The performance of both the fund and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

The inception date for Classes A, B and C shares was May 1, 2000. In the bar chart, the performance figures for Class A are based on the historical performance of the fund's original share class (Class S), adjusted to reflect the higher gross total annual operating expenses of Class A. The bar chart does not reflect sales loads; if it did, returns would be lower. In the table, the performance figures for each share class are based on the historical performance of Class S, adjusted to reflect both the higher gross total annual operating expenses of Class A, B or C and the current applicable sales charge of that class. Class S shares are offered in a different prospectus.


The Japan Fund, Inc.
--------------------------------------------------------------------------------
Annual Total Returns (%) as of 12/31 each year                        Class A
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:


 1991             2.62
 1992           -17.14
 1993            23.05
 1994             9.51
 1995            -9.50
 1996           -11.35
 1997           -14.81
 1998            23.70
 1999           118.82
 2000           -27.67


2001 Total Return as of March 31: -12.63%
Best Quarter: 29.37%, Q3 1999             Worst Quarter: -18.21%, Q4 1997

--------------------------------------------------------------------------------
Average Annual Total Returns (%) as of 12/31/2000
--------------------------------------------------------------------------------
                            1 Year              5 Years             10 Years
--------------------------------------------------------------------------------
Class A                     -31.83                6.86                 3.75
--------------------------------------------------------------------------------
Class B                     -29.91                7.24                 3.63
--------------------------------------------------------------------------------
Class C                     -28.24                7.35                 3.61
--------------------------------------------------------------------------------
Index                       -32.75               -5.19                -0.45
--------------------------------------------------------------------------------

Index: The Tokyo Stock Exchange Stock Price Index (TOPIX) is an unmanaged capitalization-weighted measure (adjusted in U.S. dollars) of all shares listed on the first section of the Tokyo Stock Exchange. Index returns assume dividends are reinvested net of withholding tax.

How Much Investors Pay


This table describes the fees and expenses that you may pay if you buy and hold fund shares.

--------------------------------------------------------------------------------
Fee Table                                 Class A        Class B       Class C
--------------------------------------------------------------------------------

Shareholder Fees (paid directly from your investment)
--------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed
on Purchases (% of offering price)         5.75%           None          None
--------------------------------------------------------------------------------
Maximum Contingent Deferred Sales
Charge (Load) (% of redemption
proceeds)                                  None*          4.00%         1.00%
--------------------------------------------------------------------------------
Annual Operating Expenses (deducted from fund assets)
--------------------------------------------------------------------------------
Management Fee                             0.72%          0.72%         0.72%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fees          0.25%          1.00%         1.00%
--------------------------------------------------------------------------------
Other Expenses**                           0.43%          0.45%         0.43%
--------------------------------------------------------------------------------
Total Annual Operating Expenses            1.40%          2.17%         2.15%
--------------------------------------------------------------------------------

* The redemption of shares purchased at net asset value under the Large Order NAV Purchase Privilege (see "Policies You Should Know About -- Policies about transactions") may be subject to a contingent deferred sales charge of 1.00% if redeemed within one year of purchase and 0.50% if redeemed during the second year following purchase.

** Includes costs of shareholder servicing, custody and similar expenses, which may vary with fund size and other factors.

Based on the costs above, this example helps you compare the expenses of each share class to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, and reinvested all dividends and distributions. This is only an example; actual expenses will be different.


--------------------------------------------------------------------------------
Example                    1 Year        3 Years        5 Years       10 Years
--------------------------------------------------------------------------------

Expenses, assuming you sold your shares at the end of each period
--------------------------------------------------------------------------------
Class A shares              $709           $993          $1,297        $2,158
--------------------------------------------------------------------------------
Class B shares               620            979           1,364         2,129
--------------------------------------------------------------------------------
Class C shares               318            673           1,154         2,483
--------------------------------------------------------------------------------

Expenses, assuming you kept your shares
--------------------------------------------------------------------------------
Class A shares              $709           $993          $1,297        $2,158
--------------------------------------------------------------------------------
Class B shares               220            679           1,164         2,129
--------------------------------------------------------------------------------
Class C shares               218            673           1,154         2,483
--------------------------------------------------------------------------------

Other Policies and Risks

While the sections on the previous pages describe the main points of the fund's strategy and risks, there are a few other issues to know about:


o As a temporary defensive measure, the fund could shift up to 100% of its assets into investments such as money market securities. This could prevent losses, but would mean that the fund was not pursuing its goal.

o The fund may trade securities more actively than many funds, which could mean higher expenses (thus lowering return) and higher taxable distributions.

For more information

This prospectus doesn't tell you about every policy or risk of investing in the fund.

If you want more information on the fund's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its goal.

Who Manages and Oversees the Fund

The investment advisor

The fund's investment advisor is Zurich Scudder Investments, Inc., 345 Park Avenue, New York, NY. The advisor has more than 80 years of experience managing mutual funds, and currently has more than $370 billion in assets under management.

The advisor's asset management teams include investment professionals, economists, research analysts, traders and other investment specialists, located in offices across the United States and around the world.

The advisor receives a management fee from the fund. For the 12 months through the most recent fiscal year end, the actual amount the fund paid in management fees was 0.72% of its average daily net assets.

Zurich Scudder Investments Japan, Inc., Kamiyachyo Mori Building, 4-3-20, Toranomon, Minato-ku, Tokyo, Japan, an affiliate of the advisor, is the subadvisor to the fund. The subadvisor renders investment advisory and management services with regard to the portion of the fund's portfolio as allocated to the subadvisor by the advisor from time-to-time for management, including services related to foreign securities, foreign currency transactions and related investments.


The portfolio managers

The following people handle the day-to-day management of the fund.


 Seung Kwak                          Sean Lenihan
 Lead Portfolio Manager              Lead Portfolio Manager
   o Began investment career           o Began investment career
     in 1985                             in 1994
   o Joined the advisor in 1988        o Joined the advisor in 2001
   o Joined the fund team in 1989      o Joined the fund team in 2001

Financial Highlights


This table is designed to help you understand the fund's financial performance in recent years. The figures in the first part of each table are for a single share. The total return figures represent the percentage that an investor in the fund would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the annual report (see "Shareholder reports" on the back cover).


The Japan Fund, Inc. -- Class A Shares

-------------------------------------------------------------------------------
                                                                        2000(a)
-------------------------------------------------------------------------------
Net asset value, beginning of period                                   $14.61
-------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss) (b)                                       (.08)
-------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions    (3.68)
-------------------------------------------------------------------------------
  Total from investment operations                                      (3.76)
-------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                    --
-------------------------------------------------------------------------------
  Net realized gains on investment transactions                          (.87)
-------------------------------------------------------------------------------
Total distributions                                                      (.87)
-------------------------------------------------------------------------------
Net asset value, end of period                                         $ 9.98
-------------------------------------------------------------------------------
Total Return (%) (c)                                                    (25.78)*
-------------------------------------------------------------------------------
Ratios to Average Net Assets and Supplemental Data
-------------------------------------------------------------------------------
Net assets, end of period ($ thousands)                                   477
-------------------------------------------------------------------------------
Ratio of expenses (%)                                                    1.40*
-------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                (.41)*
-------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                74
-------------------------------------------------------------------------------

(a) For the period from May 1, 2000 (commencement of sales of Class A shares) to December 31, 2000.

(b)      Based on monthly average shares outstanding during the period.

(c)      Total return does not reflect the effect of sales charges.

*        Annualized

**       Not annualized

The Japan Fund, Inc. -- Class B Shares


-------------------------------------------------------------------------------
                                                                        2000(a)
-------------------------------------------------------------------------------
Net asset value, beginning of period                                   $14.61
-------------------------------------------------------------------------------
Income (loss) from investment operations:

  Net investment income (loss) (b)                                       (.12)
-------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions    (3.68)
-------------------------------------------------------------------------------
  Total from investment operations                                      (3.80)
-------------------------------------------------------------------------------
Less distributions from:

  Net investment income                                                    --
-------------------------------------------------------------------------------
  Net realized gains on investment transactions                          (.87)
-------------------------------------------------------------------------------
Total distributions                                                      (.87)
-------------------------------------------------------------------------------
Net asset value, end of period                                         $ 9.94
-------------------------------------------------------------------------------
Total Return (%) (c)                                                    (26.06)*
-------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
-------------------------------------------------------------------------------
Net assets, end of period ($ thousands)                                   103
-------------------------------------------------------------------------------
Ratio of expenses (%)                                                    2.17*
-------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                               (1.54)*
-------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                74
-------------------------------------------------------------------------------

(a) For the period from May 1, 2000 (commencement of sales of Class B shares) to December 31, 2000.

(b)      Based on monthly average shares outstanding during the period.

(c)      Total return does not reflect the effect of sales charges.

*        Annualized

**       Not annualized

The Japan Fund, Inc. -- Class C Shares


-------------------------------------------------------------------------------
                                                                       2000(a)
-------------------------------------------------------------------------------
Net asset value, beginning of period                                  $14.61
-------------------------------------------------------------------------------
Income (loss) from investment operations:

  Net investment income (loss) (b)                                      (.13)
-------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions   (3.69)
-------------------------------------------------------------------------------
  Total from investment operations                                     (3.82)
-------------------------------------------------------------------------------
Less distributions from:

  Net investment income                                                   --
-------------------------------------------------------------------------------
  Net realized gains on investment transactions                         (.87)
-------------------------------------------------------------------------------
Total distributions                                                     (.87)
-------------------------------------------------------------------------------
Net asset value, end of period                                        $ 9.92
-------------------------------------------------------------------------------
Total Return (%)                                                       (26.20)**
-------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
-------------------------------------------------------------------------------
Net assets, end of period ($ thousands)                                   23
-------------------------------------------------------------------------------
Ratio of expenses (%)                                                   2.15*
-------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                              (1.61)*
-------------------------------------------------------------------------------
Portfolio turnover rate (%)                                               74
-------------------------------------------------------------------------------

(a) For the period from May 1, 2000 (commencement of sales of Class C shares) to December 31, 2000.

(b)      Based on monthly average shares outstanding during the period.

(c)      Total return does not reflect the effect of sales charges.

*        Annualized

**       Not annualized

  How to Invest in the Fund

  The following pages tell you about many of the services, choices and benefits of being a shareholder. You'll also find information on how to check the status of your account using the method that's most convenient for you.

  You can find out more about the topics covered here by speaking with your financial representative or a representative of your workplace retirement plan or other investment provider.

Choosing a Share Class

Offered in this prospectus are three share classes for the fund. The fund offers other classes of shares separately. Each class has its own fees and expenses, offering you a choice of cost structures. Class A, Class B and Class C shares are intended for investors seeking the advice and assistance of a financial representative, who may receive compensation for those services through sales commissions, service fees and/or distribution fees.

Before you invest, take a moment to look over the characteristics of each share class, so that you can be sure to choose the class that's right for you. You may want to ask your financial representative to help you with this decision.

We describe each share class in detail on the following pages. But first, you may want to look at the table below, which gives you a brief comparison of the main features of each class.


--------------------------------------------------------------------------------
Classes and features                      Points to help you compare
--------------------------------------------------------------------------------
Class A

o Sales charges of up to 5.75%, charged   o Some investors may be able to reduce
  when you buy shares                       or eliminate their sales charges;
                                            see next page
o In most cases, no charges when you
  sell shares                             o Total annual operating expenses are
                                            lower than those for Class B or
o 0.25% service fee                         Class C
--------------------------------------------------------------------------------
Class B

o No charges when you buy shares          o The deferred sales charge rate falls
                                            to zero after six years
o Deferred sales charge declining from
  4.00%, charged when you sell shares     o Shares automatically convert to
  you bought within the last six years      Class A after six years, which means
                                            lower annual expenses going forward
o 1.00% distribution/service fee
--------------------------------------------------------------------------------
Class C

o No charges when you buy shares          o The deferred sales charge rate is
                                            lower, but your shares never convert
o Deferred sales charge of 1.00%,           to Class A, so annual expenses
  charged when you sell shares you          remain higher
  bought within the last year

o 1.00% distribution/service fee
--------------------------------------------------------------------------------

Class A shares

Class A shares have a 12b-1 plan, under which a service fee of 0.25% is deducted from fund assets each year.

Class A shares have a sales charge that varies with the amount you invest:

                                                 Sales charge
                      Sales charge as a % of     as a % of your net
Your investment       offering price             investment
---------------------------------------------------------------------
Up to $50,000         5.75%                      6.10%
---------------------------------------------------------------------
$50,000-$99,999       4.50                       4.71
---------------------------------------------------------------------
$100,000-$249,999     3.50                       3.63
---------------------------------------------------------------------
$250,000-$499,999     2.60                       2.67
---------------------------------------------------------------------
$500,000-$999,999     2.00                       2.04
---------------------------------------------------------------------
$1 million or more    See below and next page
---------------------------------------------------------------------

The offering price includes the sales charge.

You may be able to lower your Class A sales charges if:


o you plan to invest at least $50,000 over the next 24 months ("letter of intent")

o the amount of shares you already own (including shares in certain other funds) plus the amount you're investing now is at least $50,000 ("cumulative discount")

o you are investing a total of $50,000 or more in several funds at once ("combined purchases")

The point of these three features is to let you count investments made at other times for purposes of calculating your present sales charge. Any time you can use the privileges to "move" your investment into a lower sales charge category in the table above, it's generally beneficial for you to do so. You can take advantage of these methods by filling in the appropriate sections of your application or by speaking with your financial representative.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

Class A shares may make sense for long-term investors, especially those who are eligible for reduced or eliminated sales charges.

You may be able to buy Class A shares without sales charges when you are:


o        reinvesting dividends or distributions

o        investing through certain workplace retirement plans

o participating in an investment advisory program under which you pay a fee to an investment advisor or other firm for portfolio management services

There are a number of additional provisions that apply in order to be eligible for a sales charge waiver. The fund may waive the sales charges for investors in other situations as well. Your financial representative or Scudder Investments Service Company can answer your questions and help you determine if you are eligible.

If you're investing $1 million or more, either as a lump sum or through one of the sales charge reduction features described on the previous page, you may be eligible to buy Class A shares without sales charges. However, you may be charged a contingent deferred sales charge (CDSC) of 1.00% on any shares you sell within the first year of owning them, and a similar charge of 0.50% on shares you sell within the second year of owning them. This CDSC is waived under certain circumstances (see "Policies You Should Know About"). Your financial representative or Scudder Investments Service Company can answer your questions and help you determine if you're eligible.

Class B shares

With Class B shares, you pay no up-front sales charges to the fund. Class B shares have a 12b-1 plan, under which a distribution fee of 0.75% and a service fee of 0.25% are deducted from fund assets each year. This means the annual expenses for Class B shares are somewhat higher (and their performance correspondingly lower) compared to Class A shares. After six years, Class B shares automatically convert to Class A shares, which has the net effect of lowering the annual expenses from the seventh year on. However, unlike Class A shares, your entire investment goes to work immediately.

Class B shares have a CDSC. This charge declines over the years you own shares, and disappears completely after six years of ownership. But for any shares you sell within those six years, you may be charged as follows:

Year after you bought shares  CDSC on shares you sell
---------------------------------------------------------------------
First year                    4.00%
---------------------------------------------------------------------
Second or third year          3.00
---------------------------------------------------------------------
Fourth or fifth year          2.00
---------------------------------------------------------------------
Sixth year                    1.00
---------------------------------------------------------------------
Seventh year and later        None (automatic conversion to Class A)
---------------------------------------------------------------------

This CDSC is waived under certain circumstances (see "Policies You Should Know About"). Your financial representative or Scudder Investments Service Company can answer your questions and help you determine if you're eligible.

While Class B shares don't have any front-end sales charges, their higher annual expenses mean that over the years you could end up paying more than the equivalent of the maximum allowable front-end sales charge.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

Class B shares can be a logical choice for long-term investors who would prefer to see all of their investment go to work right away, and can accept somewhat higher annual expenses in exchange.

Class C shares

Like Class B shares, Class C shares have no up-front sales charges and have a 12b-1 plan under which a distribution fee of 0.75% and a service fee of 0.25% are deducted from fund assets each year. Because of this fee, the annual expenses for Class C shares are similar to those of Class B shares, but higher than those for Class A shares (and the performance of Class C shares is correspondingly lower than that of Class A shares). However, unlike Class A shares, your entire investment goes to work immediately.

Unlike Class B shares, Class C shares do NOT automatically convert to Class A after six years, so they continue to have higher annual expenses.

Class C shares have a CDSC, but only on shares you sell within one year of buying them:

Year after you bought shares  CDSC on shares you sell
---------------------------------------------------------------------
First year                    1.00%
---------------------------------------------------------------------
Second year and later         None
---------------------------------------------------------------------

This CDSC is waived under certain circumstances (see "Policies You Should Know About"). Your financial representative or Scudder Investments Service Company can answer your questions and help you determine if you're eligible.

While Class C shares don't have any front-end sales charges, their higher annual expenses (due to 12b-1 fees) mean that over the years you could end up paying more than the equivalent of the maximum allowable front-end sales charge.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

Class C shares may appeal to investors who plan to sell some or all shares within six years of buying them, or who aren't certain of their investment time horizon.

How to Buy Shares

Once you've chosen a share class, use these instructions to make investments.

--------------------------------------------------------------------------------
First investment                          Additional investments
--------------------------------------------------------------------------------
$1,000 or more for regular accounts       $50 or more for regular accounts

$500 or more for IRAs                     $50 or more for IRAs

                                          $50 or more with an Automatic
                                          Investment Plan
--------------------------------------------------------------------------------
Through a financial representative

o Contact your representative using the   o Contact your representative using
  method that's most convenient for you     the method that's most convenient
                                            for you
--------------------------------------------------------------------------------
By mail or express mail (see below)

o Fill out and sign an application        o Send a check made out to "Scudder
                                            Funds" and an investment slip to us
o Send it to us at the appropriate          at the appropriate address below
  address, along with an investment check
                                          o If you don't have an investment
                                            slip, simply include a letter with
                                            your name, account number, the full
                                            name of the fund and the share class
                                            and your investment instructions
--------------------------------------------------------------------------------
By wire

o Call (800) 621-1048 for instructions    o Call (800) 621-1048 for instructions
--------------------------------------------------------------------------------
By phone

--                                        o Call (800) 621-1048 for instructions
--------------------------------------------------------------------------------
With an automatic investment plan

--                                        o To set up regular investments from a
                                            bank checking account, call
                                            (800) 621-1048 (minimum $50)
--------------------------------------------------------------------------------
On the Internet

--
                                          o Go to www.scudder.com and register

                                          o Follow the instructions for buying
                                            shares with money from your bank
                                            account
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
  Regular mail:
  Scudder Funds, PO Box 219151, Kansas City, MO 64121-9151

  Express, registered or certified mail:
  Scudder Investments Service Company, 811 Main Street, Kansas City, MO

  64105-2005
  Fax number: (800) 818-7526 (for exchanging and selling only)

How to Exchange or Sell Shares

Use these instructions to exchange or sell shares in your account.

----------------------------------------------------------------------------------
Exchanging into another fund              Selling shares
----------------------------------------------------------------------------------
$1,000 or more to open a new account      Some transactions, including most for
                                          over $100,000, can only be ordered in
$500 or more for IRAs                     writing with a signature guarantee; if
                                          you're in doubt, see page 23
$50 or more for exchanges between
existing accounts
----------------------------------------------------------------------------------
Through a financial representative

o Contact your representative by the      o Contact your representative by the
  method that's most convenient for you     method that's most convenient for you
----------------------------------------------------------------------------------
By phone or wire

o Call (800) 621-1048 for instructions    o Call (800) 621-1048 for instructions
----------------------------------------------------------------------------------
By mail, express mail or fax
(see previous page)

Write a letter that includes:             Write a letter that includes:

o the fund, class and account number      o the fund, class and account number
  you're exchanging out of                  from which you want to sell shares

o the dollar amount or number of shares   o the dollar amount or number of
  you want to exchange                      shares you want to sell

o the name and class of the fund you      o your name(s), signature(s) and
  want to exchange into                     address, as they appear on your
                                            account
o your name(s), signature(s) and
  address, as they appear on your         o a daytime telephone number
  account

o a daytime telephone number
----------------------------------------------------------------------------------
With a systematic exchange plan           With an automatic withdrawal plan

o To set up regular exchanges from a      o To set up regular cash payments from
  fund account, call (800) 621-1048         a fund account, call (800) 621-1048
----------------------------------------------------------------------------------
On the Internet

o Go to www.scudder.com and register

o Follow the instructions for making
  on-line exchanges
----------------------------------------------------------------------------------

Policies You Should Know About

Along with the instructions on the previous pages, the policies below may affect you as a shareholder. Some of this information, such as the section on dividends and taxes, applies to all investors, including those investing through investment providers.

If you are investing through an investment provider, check the materials you got from them. As a general rule, you should follow the information in those materials wherever it contradicts the information given here. Please note that an investment provider may charge its own fees.

In either case, keep in mind that the information in this prospectus applies only to the fund's Class A, Class B and Class C shares. The fund does have other share classes, which are described in a separate prospectus and which have different fees, requirements and services.

In order to reduce the amount of mail you receive and to help reduce fund expenses, we generally send a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please call (800) 621-1048.

Policies about transactions

The fund is open for business each day the New York Stock Exchange is open. The fund calculates its share price every business day, as of the close of regular trading on the Exchange (typically 4 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).

You can place an order to buy or sell shares at any time. Once your order is received by Scudder Investments Service Company, and they have determined that it is a "good order," it will be processed at the next share price calculated.

Because orders placed through investment providers must be forwarded to Scudder Investments Service Company before they can be processed, you'll need to allow extra time. A representative of your investment provider should be able to tell you when your order will be processed.

SAIL, the Scudder Automated Information Line, is available 24 hours a day by calling (800) 972-3060. You can use SAIL to get information on Scudder or Kemper funds generally and on accounts held directly at Scudder. You can also use it to make exchanges and sell shares.

Quick Buy/Quick Sell lets you set up a link between a Kemper or Scudder account and a bank account. Once this link is in place, you can move money between the two with a phone call. You'll need to make sure your bank has Automated Clearing House (ACH) services. Transactions take two to three days to be completed, and there is a $50 minimum. To set up Quick Buy/Quick Sell on a new account, see the account application; to add it to an existing account, call (800) 621-1048.


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

The Scudder Web site can be a valuable resource for shareholders with Internet access. Go to www.scudder.com to get up-to-date information, review balances or even place orders for exchanges.

Since many transactions may be initiated by telephone or electronically, it's important to understand that as long as we take reasonable steps to ensure that an order to purchase or redeem shares is genuine, such as recording calls or requesting personalized security codes or other information, we are not responsible for any losses that may occur. For transactions conducted over the Internet, we recommend the use of a secure Internet browser. In addition, you should verify the accuracy of your confirmation statements immediately after you receive them.


When you ask us to send or receive a wire, please note that while we don't charge a fee to send or receive wires, it's possible that your bank may do so. Wire transactions are completed within 24 hours. The fund can only send wires of $1,000 or more and accept wires of $50 or more.


Exchanges are a shareholder privilege, not a right: we may reject any exchange order, particularly when there appears to be a pattern of "market timing" or other frequent purchases and sales. We may also reject or limit purchase orders, for these or other reasons.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

The Scudder Web site can be a valuable resource for shareholders with Internet access. Go to www.scudder.com to get up-to-date information, review balances or even place orders for exchanges.

When you want to sell more than $100,000 worth of shares, you'll usually need to place your order in writing and include a signature guarantee. The only exception is if you want money wired to a bank account that is already on file with us; in that case, you don't need a signature guarantee. Also, you don't need a signature guarantee for an exchange, although we may require one in certain other circumstances.

A signature guarantee is simply a certification of your signature -- a valuable safeguard against fraud. You can get a signature guarantee from most brokers, banks, savings institutions and credit unions. Note that you can't get a signature guarantee from a notary public.

When you sell shares that have a CDSC, we calculate the CDSC as a percentage of what you paid for the shares or what you are selling them for -- whichever results in the lowest charge to you. In processing orders to sell shares, we turn to the shares with the lowest CDSC first. Exchanges from one fund into another don't affect CDSCs: for each investment you make, the date you first bought shares is the date we use to calculate a CDSC on that particular investment.

There are certain cases in which you may be exempt from a CDSC. These include:

o the death or disability of an account owner (including a joint owner)

o  withdrawals made through a systematic withdrawal plan.

o  withdrawals related to certain retirement or benefit plans

o redemptions for certain loan advances, hardship provisions or returns of excess contributions from retirement plans

o  for Class A shares purchased through the Large Order NAV
   Purchase Privilege, redemption of shares whose dealer of record at the time of the investment notifies Scudder Distributors that the dealer waives the applicable commission

o for Class C shares, redemption of shares purchased through a dealer-sponsored asset allocation program maintained on an omnibus record-keeping system, provided the dealer of record has waived the advance of the first year administrative services and distribution fees applicable to such shares and has agreed to receive such fees quarterly.

In each of these cases, there are a number of additional provisions that apply in order to be eligible for a CDSC waiver. Your financial representative or Scudder Investments Service Company can answer your questions and help you determine if you are eligible.

If you sell shares in a Scudder fund offering multiple classes or a Kemper fund and then decide to invest with Scudder or Kemper again within six months, you can take advantage of the "reinstatement feature." With this feature, you can put your money back into the same class of a Scudder or Kemper fund at its current NAV and for purposes of sales charges it will be treated as if it had never left Scudder or Kemper. You'll be reimbursed (in the form of fund shares) for any CDSC you paid when you sold. Future CDSC calculations will be based on your original investment date, rather than your reinstatement date. There is also an option that lets investors who sold Class B shares buy Class A shares with no sales charge, although they won't be reimbursed for any CDSC they paid. You can only use the reinstatement feature once for any given group of shares. To take advantage of this feature, contact Scudder Investments Service Company or your financial representative.

Money from shares you sell is normally sent out within one business day of when your order is processed (not when it is received), although it could be delayed for up to seven days. There are also two circumstances when it could be longer: when you are selling shares you bought recently by check and that check hasn't cleared yet (maximum delay: 10 days) or when unusual circumstances prompt the SEC to allow further delays. Certain expedited redemption processes may also be delayed when you are selling recently purchased shares.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

If you ever have difficulty placing an order by phone or fax, you can always send us your order in writing.

How the fund calculates share price

For each share class, the price at which you buy shares is as follows:

Class A shares -- net asset value per share, or NAV, adjusted to allow for any applicable sales charges (see "Choosing A Share Class")

Class B and Class C shares-- net asset value per share, or NAV

To calculate NAV, each share class of the fund uses the following equation:


    TOTAL ASSETS - TOTAL LIABILITIES
  -------------------------------------  =  NAV
   TOTAL NUMBER OF SHARES OUTSTANDING

For each share class, the price at which you sell shares is also the NAV, although for Class B and C investors a contingent deferred sales charge may be taken out of the proceeds (see "Choosing A Share Class").

We typically use market prices to value securities. However, when a market price isn't available, or when we have reason to believe it doesn't represent market realities, we may use fair value methods approved by the fund's Board. In such a case, the fund's value for a security is likely to be different from quoted market prices.

Because the fund invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren't able to buy or sell fund shares. This is because some foreign markets are open on days when the fund doesn't price its shares.

Other rights we reserve

You should be aware that we may do any of the following:


o withhold 31% of your distributions as federal income tax if we have been notified by the IRS that you are subject to backup withholding, or if you fail to provide us with a correct taxpayer ID number or certification that you are exempt from backup withholding

o reject a new account application if you don't provide a correct Social Security or other tax ID number; if the account has already been opened, we may give you 30 days' notice to provide the correct number

o charge you $9 each calendar quarter if your account balance is below $1,000 for the entire quarter; this policy doesn't apply to most retirement accounts, if you have an automatic investment plan or in any case where a fall in share price created the low balance

o pay you for shares you sell by "redeeming in kind," that is, by giving you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash; the fund generally won't make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of the fund's net assets

o change, add or withdraw various services, fees and account policies (for example, we may change or terminate the exchange privilege at any time)

Understanding Distributions and Taxes

By law, a mutual fund is required to pass through to its shareholders virtually all of its net earnings. A fund can earn money in two ways: by receiving interest, dividends or other income from securities it holds, and by selling securities for more than it paid for them. (A fund's earnings are separate from any gains or losses stemming from your own purchase of shares.) A fund may not always pay a distribution for a given period.

By international treaty, 15% of dividends and 10% of interest received by the fund is withheld for Japanese taxes. The amounts withheld are taxable to you as a shareholder even though you don't receive them. However, you may be able to claim a tax credit or a deduction for your portion of any foreign taxes withheld.

The fund intends to pay dividends and distributions to its shareholders in December, and if necessary may do so at other times as needed.

You can choose how to receive your dividends and distributions. You can have them all automatically reinvested in fund shares (at NAV), or all sent to you by check, have one type reinvested and the other sent to you by check or have them invested in a different fund. Tell us your preference on your application. If you don't indicate a preference, your dividends and distributions will all be reinvested without sales charges. For retirement plans, reinvestment is the only option.

Buying and selling fund shares will usually have tax consequences for you (except in an IRA or other tax-advantaged account). Your sales of shares may result in a capital gain or loss for you; whether long-term or short-term depends on how long you owned the shares. For tax purposes, an exchange is the same as a sale.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

Because each shareholder's tax situation is unique, it's always a good idea to ask your tax professional about the tax consequences of your investments, including any state and local tax consequences.

The tax status of the fund earnings you receive, and your own fund transactions, generally depends on their type:

Generally taxed at ordinary income rates
---------------------------------------------------------------------
o short-term capital gains from selling fund shares
---------------------------------------------------------------------
o taxable income dividends you receive from the fund
---------------------------------------------------------------------
o short-term capital gains distributions you receive from the fund
---------------------------------------------------------------------

Generally taxed at capital gains rates
---------------------------------------------------------------------
o long-term capital gains from selling fund shares
---------------------------------------------------------------------
o long-term capital gains distributions you receive from the fund
---------------------------------------------------------------------

The fund will send you detailed tax information every January. These statements tell you the amount and the tax category of any dividends or distributions you received. They also have certain details on your purchases and sales of shares. The tax status of dividends and distributions is the same whether you reinvest them or not. Dividends or distributions declared in the last quarter of a given year are taxed in that year, even though you may not receive the money until the following January.

If you invest right before the fund pays a dividend, you'll be getting some of your investment back as a taxable dividend. You can avoid this, if you want, by investing after the fund declares a dividend. In tax-advantaged retirement accounts you don't need to worry about this.

Notes
--------------------------------------------------------------------------------

Notes
--------------------------------------------------------------------------------

Notes
--------------------------------------------------------------------------------

To Get More Information

Shareholder reports -- These include commentary from the fund's management team about recent market conditions and the effects of the fund's strategies on its performance. They also have detailed performance figures, a list of everything the fund owns, and the fund's financial statements. Shareholders get the reports automatically. For more copies, call (800) 621-1048.

Statement of Additional Information (SAI) -- This tells you more about the fund's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

If you'd like to ask for copies of these documents, please contact Scudder Investments or the SEC (see below). If you're a shareholder and have questions, please contact Scudder Investments. Materials you get from Scudder Investments are free; those from the SEC involve a copying fee. If you like, you can look over these materials at the SEC's Public Reference Room in Washington, DC or request them electronically at publicinfo@sec.gov.


         Scudder Investments                       SEC
         ----------------------------------------------------------------
         222 South Riverside Plaza                 450 Fifth Street, N.W.
         Chicago, IL 60606-5808                    Washington, D.C. 20549-6009
         www.scudder.com                           www.sec.gov
         (800) 621-1048                            (202) 942-8090

         SEC File Number
         ----------------------------------------------------------------
         The Japan Fund, Inc.                      811-1090

                              THE JAPAN FUND, INC.
                                 Class S Shares


                   A Mutual Fund That Seeks Long-Term Capital
                   Appreciation By Investing Primarily in the
                          Equity Securities of Japanese
                                    Companies






--------------------------------------------------------------------------------



                       STATEMENT OF ADDITIONAL INFORMATION


                                   May 1, 2001




--------------------------------------------------------------------------------



This Statement of Additional Information is not a prospectus and should be read in conjunction with the prospectus of The Japan Fund, Inc. dated May 1, 2001, as amended from time to time. A copy of the prospectus may be obtained without charge by writing to Scudder Investor Services, Inc., Two International Place, Boston, MA 02110-4103, care of The Japan Fund Service Center.

The Annual Report to Shareholders of The Japan Fund, Inc. dated December 31, 2000 is incorporated by reference and is hereby deemed to be part of this Statement of Additional Information.

INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS..............................1
         Investment Objective and Policies...................................1
         Specialized Investment Techniques...................................2

JAPAN AND THE JAPANESE ECONOMY..............................................14

GROSS DOMESTIC PRODUCT......................................................15
         Industrial Production..............................................16

INDICES OF INDUSTRIAL PRODUCTION............................................16

FOREIGN TRADE OF JAPAN......................................................18

SECURITIES MARKETS IN JAPAN.................................................20

PURCHASES AND EXCHANGES AND "BUYING AND SELLING SHARES".....................23

REDEMPTIONS.................................................................27

FEATURES AND SERVICES OFFERED BY THE FUND...................................29

THE SCUDDER FAMILY OF FUNDS.................................................31

SPECIAL PLAN ACCOUNTS.......................................................32

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS...................................35

PERFORMANCE AND OTHER INFORMATION...........................................35

FUND ORGANIZATION...........................................................39

INVESTMENT ADVISORY ARRANGEMENTS............................................40

CODE OF ETHICS..............................................................42

DIRECTORS AND OFFICERS......................................................43

REMUNERATION................................................................45

DISTRIBUTOR.................................................................46

TAXES    ...................................................................47

PORTFOLIO TRANSACTIONS......................................................51
         Brokerage Commissions..............................................51

APPENDIX
         Corporate and Municipal Bonds
         Corporate and Municipal Commercial Paper

                 INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS

Investment Objective and Policies

The Japan Fund, Inc. (the "Fund") is a diversified, open-end management investment company which continually offers and redeems its shares. It is a company of the type commonly known as a mutual fund. The Fund offers the following classes of shares: Class S, Class A, Class B and Class C shares. Only the Class S shares are offered herein.

The Fund's investment objective is long-term capital appreciation, which it seeks to achieve by investing primarily in the equity securities (including American Depositary Receipts) of Japanese companies, as described below.

The Fund deems its investment objective a matter of fundamental policy and elects to treat it as such pursuant to Sections 8(b)(3) and 13(a)(3) of the Investment Company Act of 1940 (the "1940 Act").


Under normal conditions, the Fund will invest at least 80% of its net assets in Japanese securities; that is, securities issued by entities that are organized under the laws of Japan ("Japanese companies"), securities of affiliates of Japanese companies, wherever organized or traded, and securities of issuers not organized under the laws of Japan but deriving 50% or more of their revenues from Japan. In so doing, the Fund's investments in Japanese securities will be primarily in common stocks of Japanese companies. However, the Fund may also invest in other equity securities issued by Japanese entities, such as warrants and convertible debentures, and in debt securities, such as those of the Japanese government and of Japanese companies, when the Fund's investment adviser, Zurich Scudder Investments, Inc. (the "Advisor"), believes that the potential for capital appreciation from investment in debt securities equals or exceeds that available from investment in equity securities.


The Fund may invest up to 20% of its total assets in cash or in short-term government or other short-term prime obligations in order to have funds readily available for general corporate purposes, including the payment of operating expenses, dividends and redemptions, or the investment in securities through exercise of rights or otherwise, or in repurchase agreements in order to earn income for periods as short as overnight. Where the Fund's management determines that market or economic conditions so warrant, the Fund may, for temporary defensive purposes, invest more than 20% of its total assets in cash and cash equivalents. For instance, there may be periods when changes in market or other economic conditions, or in political conditions, will make advisable a reduction in equity positions and increased commitments in cash or corporate debt securities, whether or not Japanese, or in the obligations of the government of the United States or of Japan or of other governments.


The Fund purchases and holds securities that the Advisor believes have the potential for long-term capital appreciation; investment income is a secondary consideration in the selection of portfolio securities. It is not the policy of the Fund to trade in securities or to realize gain solely for the purpose of making a distribution to its shareholders.


It is not the policy of the Fund to make investments for the purpose of exercising control over management or that would involve promotion or business management or that would subject the Fund to unlimited liability.


The Fund may also invest up to 30% of its net assets in the equity securities of Japanese companies that are traded in an over-the-counter market rather than listed on a securities exchange. These are generally securities of relatively small or little-known companies that the Fund's national Advisor believes have above-average earnings growth potential. Securities that are traded over-the-counter may not be traded in the volumes typical on a national securities exchange. Consequently, in order to sell this type of holding, the Fund may need to discount the securities from recent prices or dispose of the securities over a long period of time. The prices of this type of security may be more volatile than those of larger companies, which are often traded on a national securities exchange.


The Fund may make contracts, incur liabilities, borrow money and issue bonds, notes and obligations, as permitted by the laws of the state of Maryland, by the 1940 Act and by the Fund's Articles of Incorporation.

It is the Fund's policy not to underwrite the sale of, or participate in any underwriting or selling group in connection with the public distribution of, any securities; provided, however, that this policy shall not be construed to prevent or limit in any manner the Fund's right to purchase securities for its investment portfolio, whether or not such purchase might be deemed to make the Fund an underwriter or a participant in any such underwriting or selling group.

It is the policy of the Fund not to engage in the purchase and sale of real estate, other than real estate deemed by the Board of Directors of the Fund (the "Board of Directors") to be necessary and convenient for the operation of the Fund's affairs; provided, however, that this policy shall not be construed to prevent or limit in any manner the Fund's right to purchase, acquire and invest in securities of real estate companies or other companies owning or investing in real estate.

It is the Fund's policy not to make loans, other than by way of making investments in corporate debt securities or government obligations or commercial paper as described above.

Master/feeder Structure

The Board of Directors has the discretion to retain the current distribution arrangement for the Fund while investing in a master fund in a master/feeder fund structure, as described below.

A master/feeder fund structure is one in which a fund (a "feeder fund"), instead of investing directly in a portfolio of securities, invests most or all of its investment assets in a separate registered investment company (the "master fund") with substantially the same investment objective and policies as the feeder fund. Such a structure permits the pooling of assets of two or more feeder funds, preserving separate identities or distribution channels at the feeder fund level. Based on the premise that certain of the expenses of operating an investment portfolio are relatively fixed, a larger investment portfolio may eventually achieve a lower ratio of operating expenses to average net assets. An existing investment company is able to convert to a feeder fund by selling all of its investments, which involves brokerage and other transaction costs and realization of a taxable gain or loss, or by contributing its assets to the master fund and avoiding transaction costs and, if proper procedures are followed, the realization of taxable gain or loss.

Interfund Borrowing and Lending Program. The Fund has received exemptive relief from the SEC which permits the Fund to participate in an interfund lending program among certain investment companies advised by the Advisor. The interfund lending program allows the participating funds to borrow money from and loan money to each other for temporary or emergency purposes. The program is subject to a number of conditions designed to ensure fair and equitable treatment of all participating funds, including the following: (1) no fund may borrow money through the program unless it receives a more favorable interest rate than a rate approximating the lowest interest rate at which bank loans would be available to any of the participating funds under a loan agreement; and (2) no fund may lend money through the program unless it receives a more favorable return than that available from an investment in repurchase agreements and, to the extent applicable, money market cash sweep arrangements. In addition, a fund may participate in the program only if and to the extent that such participation is consistent with the fund's investment objectives and policies (for instance, money market funds would normally participate only as lenders and tax exempt funds only as borrowers). Interfund loans and borrowings may extend overnight, but could have a maximum duration of seven days. Loans may be called on one day's notice. A fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional costs. The program is subject to the oversight and periodic review of the Boards of the participating funds. To the extent the Fund is actually engaged in borrowing through the interfund lending program, the Fund, as a matter of non-fundamental policy, may not borrow for other than temporary or emergency purposes (and not for leveraging).

Specialized Investment Techniques

Foreign Investment. While the Fund offers the potential for substantial appreciation over time, it also involves above-average investment risk in comparison to a mutual fund investing in a broad range of U.S. equity securities. The Fund is designed as a long-term investment and not for short-term trading purposes. The Fund should not be considered a complete investment program, although it could serve as a core international holding for an individual's portfolio. The Fund's net asset value, or price, can fluctuate significantly with changes in stock market levels, political developments, movements in currencies, global investment flows and other factors.

Foreign Securities. Investing in foreign securities involves certain special considerations, including those set forth below, which are not typically associated with investing in U.S. securities and which may favorably or unfavorably affect the Fund's performance. As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic companies, there may be less publicly available information about a foreign company than about a domestic company. Many foreign securities markets, while growing in volume of trading activity, have substantially less volume than the U.S. market, and securities of some foreign issuers are less liquid and more volatile than securities of domestic issuers. Similarly, volume and liquidity in most foreign bond markets is less than in the U.S. and, at times, volatility of price can be greater than in the U.S. Fixed commissions on some foreign securities exchanges and bid to asked spreads in foreign bond markets are generally higher than commissions or bid to asked spreads on U.S. markets, although the Advisor will endeavor to achieve the most favorable net results on its portfolio transactions. There is generally less governmental supervision and regulation of securities exchanges, brokers and listed companies in foreign countries than in the U.S. It may be more difficult for the Fund's agents to keep currently informed about corporate actions in foreign countries which may affect the prices of portfolio securities. Communications between the U.S. and foreign countries may be less reliable than within the U.S., thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Payment for securities without delivery may be required in certain foreign markets. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect U.S. investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. The management of the Fund seeks to mitigate the risks associated with the foregoing considerations through continuous professional management.

Foreign Currencies. Because investments in foreign securities usually will involve currencies of foreign countries, and because the Fund may hold foreign currencies and forward contracts, futures contracts and options on foreign currencies and foreign currency futures contracts, the value of the assets of the Fund as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Fund may incur costs and experience conversion difficulties and uncertainties in connection with conversions between various currencies. Fluctuations in exchange rates may also affect the earning power and asset value of the foreign entity issuing the security.

The strength or weakness of the U.S. dollar against these currencies is responsible for part of the Fund's investment performance. If the dollar falls in value relative to the Japanese yen, for example, the dollar value of a Japanese stock held in the portfolio will rise even though the price of the stock remains unchanged. Conversely, if the dollar rises in value relative to the yen, the dollar value of the Japanese stock will fall. Many foreign currencies have experienced significant devaluation relative to the dollar.

Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer. The Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into options or forward or futures contracts to purchase or sell foreign currencies.

Depositary Receipts. The Fund may invest in sponsored or unsponsored American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global
Depositary Receipts ("GDRs"), International Depositary Receipts ("IDRs") and other types of Depositary Receipts (which, together with ADRs, GDRs and IDRs are hereinafter referred to as "Depositary Receipts"). Depositary receipts provide indirect investment in securities of foreign issuers. Prices of unsponsored Depositary Receipts may be more volatile than if they were sponsored by the issuer of the underlying securities. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the stock of unsponsored Depositary Receipts are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the Depositary Receipts. ADRs are Depositary Receipts which are bought and sold in the United States and are typically issued by a U.S. bank or trust company which evidence ownership of underlying securities by a foreign corporation. GDRs, IDRs and other types of Depositary Receipts are typically issued by foreign banks or trust companies, although they may also be issued by United States banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a United States corporation. Generally, Depositary Receipts in registered form are designed for use in the United States securities markets and Depositary Receipts in bearer form are designed for use in securities markets outside the United States. For purposes of the Fund's investment policies, the Fund's investments in ADRs, GDRs and other types of Depositary Receipts will be deemed to be investments in the underlying securities. Depositary Receipts, including those denominated in U.S. dollars will be subject to foreign currency exchange rate risk. However, by investing in U.S. dollar-denominated ADRs rather than directly in foreign issuers' stock, the Fund avoids currency risks during the settlement period. In general, there is a large, liquid market in the United States for most ADRs. However, certain Depositary Receipts may not be listed on an exchange and therefore may be illiquid securities..

Debt Securities. When the Advisor believes that it is appropriate to do so in order to achieve the Fund's objective of long-term capital growth, the Fund may invest up to 20% of its total assets in debt securities of both foreign and domestic issuers. Portfolio debt investments will be selected for their capital appreciation potential on the basis of, among other things, yield, credit quality, and the fundamental outlooks for currency and interest rate trends, taking into account the ability to hedge a degree of currency or local bond price risk. The Fund may purchase bonds, rated Aaa, Aa, A or Baa by Moody's Investors Service, Inc. ("Moody's") or AAA, AA, A or BBB by Standard & Poor's Corporation ("S&P") or, if unrated, judged to be of equivalent quality as determined by the Advisor. Should the rating of a portfolio security be downgraded, the Advisor will determine whether it is in the best interest of the Fund to retain or dispose of such security. See the Appendix to this Statement of Additional Information for a more complete description of the ratings assigned by ratings organizations and their respective characteristics.


Illiquid Securities and Restricted Securities. The Fund may purchase securities that are subject to legal or contractual restrictions on resale ("restricted securities"). Generally speaking, restricted securities may be sold (i) only to qualified institutional buyers; (ii) in a privately negotiated transaction to a limited number of purchasers; (iii) in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration; or (iv) in a public offering for which a registration statement is in effect under the Securities Act of 1933, as amended. Issuers of restricted securities may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded.

Restricted securities are often illiquid, but they may also be liquid. For example, restricted securities that are eligible for resale under Rule 144A are often deemed to be liquid.

The Fund may also purchase securities that are not subject to legal or contractual restrictions on resale, but that are deemed illiquid. Such securities may be illiquid, for example, because there is a limited trading market for them.

The Fund may be unable to sell a restricted or illiquid security. In addition, it may be more difficult to determine a market value for restricted or illiquid securities. Moreover, if adverse market conditions were to develop during the period between the Fund's decision to sell a restricted or illiquid security and the point at which the Fund is permitted or able to sell such security, the Fund might obtain a price less favorable than the price that prevailed when it decided to sell. This investment practice, therefore, could have the effect of increasing the level of illiquidity of the Fund.

Convertible Securities. The Fund may invest in convertible securities, that is, bonds, notes, debentures, preferred stocks and other securities which are convertible into common stock. Investments in convertible securities can provide an opportunity for capital appreciation and/or income through interest and dividend payments by virtue of their conversion or exchange features.

The convertible securities in which the Fund may invest are either fixed income or zero coupon debt securities which may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. The exchange ratio for any particular convertible security may be adjusted from time to time due to stock splits, dividends, spin-offs, other corporate distributions or scheduled changes in the exchange ratio. Convertible debt securities and convertible preferred stocks, until converted, have general characteristics similar to both debt and equity securities. Although to a lesser extent than with debt securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion or exchange feature, the market value of convertible securities typically changes as the market value of the underlying common stocks changes, and, therefore, also tends to follow movements in the general market for equity securities. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock, although typically not as much as the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

As debt securities, convertible securities are investments which provide for a stream of income (or in the case of zero coupon securities, accretion of income) with generally higher yields than common stocks. Convertible securities generally offer lower yields than non-convertible securities of similar quality because of their conversion or exchange features.

Of course, like all debt securities, there can be no assurance of income or principal payments because the issuers of the convertible securities may default on their obligations.

Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. However, because of the subordination feature, convertible bonds and convertible preferred stock typically have lower ratings than similar non-convertible securities. Convertible securities may be issued as fixed income obligations that pay current income or as zero coupon notes and bonds, including Liquid Yield Option Notes ("LYONs"(TM)).

Repurchase Agreements. The Fund may invest in repurchase agreements pursuant to its investment guidelines. In a repurchase agreement, the Fund acquires ownership of a security and simultaneously commits to resell that security to the seller, typically a bank or broker/dealer.

A repurchase agreement provides a means for the Fund to earn income on funds for periods as short as overnight. It is an arrangement under which the purchaser (i.e., the Fund) acquires a security ("Obligation") and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time and price. Securities subject to a repurchase agreement are held in a segregated account and, as described in more detail below, the value of such securities is kept at least equal to the repurchase price on a daily basis. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to the Fund together with the repurchase price upon repurchase. In either case, the income to the Fund is unrelated to the interest rate on the Obligation itself. Obligations will be held by the custodian or in the Federal Reserve Book Entry System.

For purposes of the 1940 Act, a repurchase agreement is deemed to be a loan from the Fund to the seller of the Government Obligation subject to the repurchase agreement. It is not clear whether a court would consider the Government
Obligation purchased by the Fund subject to a repurchase agreement as being owned by the Fund or as being collateral for a loan by the Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the Government Obligation before repurchase of the Government Obligation under a repurchase agreement, the Fund may encounter delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the Government Obligation. If the court characterizes the transaction as a loan and the Fund has not perfected a security interest in the Government Obligation, the Fund may be required to return the Government Obligation to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Fund would be at the risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt instrument purchased for the Fund, the Fund's management seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the Government Obligation.

Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security. However, if the market value of the Government Obligation subject to the repurchase agreement becomes less than the repurchase price (including interest), the Fund will direct the seller of the Government Obligation to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price.

A repurchase agreement with foreign banks may be available with respect to government securities of the particular foreign jurisdiction, and such repurchase agreements involve risks similar to repurchase agreements with U.S. entities.

Investment Company Securities. The Fund may acquire securities of other investment companies to the extent consistent with its investment objective and subject to the limitations of the 1940 Act. The Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies.

For example, the Fund may invest in a variety of investment companies which seek to track the composition and performance of specific indexes or a specific portion of an index. These index-based investments hold substantially all of their assets in securities representing their specific index. Accordingly, the main risk of investing in index-based investments is the same as investing in a portfolio of equity securities comprising the index. The market prices of index-based investments will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount or premium to their NAVs). Index-based investments may not replicate exactly the performance of their specified index because of transaction costs and because of the temporary unavailability of certain component securities of the index.

Examples of index-based investments include:

SPDRs(R): SPDRs, an acronym for "Standard & Poor's Depositary Receipts," are based on the S&P 500 Composite Stock Price Index. They are issued by the SPDR Trust, a unit investment trust that holds shares of substantially all the companies in the S&P 500 in substantially the same weighting and seeks to closely track the price performance and dividend yield of the Index.

MidCap SPDRs(R): MidCap SPDRs are based on the S&P MidCap 400 Index. They are issued by the MidCap SPDR Trust, a unit investment trust that holds a portfolio of securities consisting of substantially all of the common stocks in the S&P MidCap 400 Index in substantially the same weighting and seeks to closely track the price performance and dividend yield of the Index.

Select Sector SPDRs(R): Select Sector SPDRs are based on a particular sector or group of industries that are represented by a specified Select Sector Index within the Standard & Poor's Composite Stock Price Index. They are issued by The Select Sector SPDR Trust, an open-end management investment company with nine portfolios that each seeks to closely track the price performance and dividend yield of a particular Select Sector Index.

DIAMONDS(SM): DIAMONDS are based on the Dow Jones Industrial Average(SM). They are issued by the DIAMONDS Trust, a unit investment trust that holds a portfolio of all the component common stocks of the Dow Jones Industrial Average and seeks to closely track the price performance and dividend yield of the Dow.

Nasdaq-100 Shares: Nasdaq-100 Shares are based on the Nasdaq 100 Index. They are issued by the Nasdaq-100 Trust, a unit investment trust that holds a portfolio consisting of substantially all of the securities, in substantially the same weighting, as the component stocks of the Nasdaq-100 Index and seeks to closely track the price performance and dividend yield of the Index.

WEBs(SM): WEBs, an acronym for "World Equity Benchmark Shares," are based on 17 country-specific Morgan Stanley Capital International Indexes. They are issued by the WEBs Index Fund, Inc., an open-end management investment company that seeks to generally correspond to the price and yield performance of a specific Morgan Stanley Capital International Index.

Strategic Transactions and Derivatives. The Fund may, but is not required to, utilize various other investment strategies as described below for a variety of purposes, such as hedging various market risks, managing the effective maturity or duration of fixed-income securities in the Fund's portfolio, or enhancing potential gain. These strategies may be executed through the use of derivative contracts.

In the course of pursuing these investment strategies, the Fund may purchase and sell exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices and other instruments, purchase and sell futures contracts and options thereon, enter into various transactions such as swaps, caps, floors, collars, currency forward contracts, currency futures contracts, currency swaps or options on currencies, or currency futures and various other currency transactions (collectively, all the above are called "Strategic
Transactions"). In addition, strategic transactions may also include new techniques, instruments or strategies that are permitted as regulatory changes occur. Strategic Transactions may be used without limit (subject to certain limitations imposed by the 1940 Act) to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Fund's portfolio resulting from securities markets or currency exchange rate fluctuations, to protect the Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of fixed-income securities in the Fund's portfolio, or to establish a position in the derivatives markets as a substitute for purchasing or selling particular securities. Some Strategic Transactions may also be used to enhance potential gain although no more than 5% of the Fund's assets will be committed to
Strategic Transactions entered into for non-hedging purposes. Any or all of these investment techniques may be used at any time and in any combination, and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of the Fund to utilize these Strategic Transactions successfully will depend on the Advisor's ability to predict pertinent market movements, which cannot be assured. The Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. Strategic Transactions will not be used to alter fundamental investment purposes and characteristics of the Fund, and the Fund will segregate assets (or as provided by applicable regulations, enter into certain offsetting positions) to cover its obligations under options, futures and swaps to limit leveraging of the Fund.

Strategic Transactions, including derivative contracts, have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Advisor's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to the Fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, limit the amount of appreciation the Fund can realize on its investments or cause the Fund to hold a security it might otherwise sell. The use of currency transactions can result in the Fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of the Fund's position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, the Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized.

General Characteristics of Options. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of Fund assets in special accounts, as described below under "Use of Segregated and Other Special Accounts."

A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, the Fund's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the Fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. The Fund's purchase of a call option on a security, financial future, index, currency or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. The Fund is authorized to purchase and sell exchange listed options and over-the-counter options ("OTC options"). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.

With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is "in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

The Fund's ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. The Fund will only sell OTC options (other than OTC currency options) that are subject to a buy-back provision permitting the Fund to require the Counterparty to sell the option back to the Fund at a formula price within seven days. The Fund expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.

Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with the Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Advisor must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. The Fund will engage in OTC option transactions only with U.S. government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers" or broker/dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of A-1 from S&P or P-1 from Moody's or an equivalent rating from any nationally recognized statistical rating organization ("NRSRO") or, in the case of OTC currency transactions, are determined to be of equivalent credit quality by the Advisor. The staff of the SEC currently takes the position that OTC options purchased by the Fund, and portfolio securities "covering" the amount of the Fund's obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to the Fund's limitation on investing no more than 15% of its net assets in illiquid securities.

If the Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase the Fund's income. The sale of put options can also provide income.

The Fund may purchase and sell call options on securities including U.S. Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments that are traded on U.S. and foreign securities exchanges and in the over-the-counter markets, and on securities indices, currencies and futures contracts. All calls sold by the Fund must be "covered" (i.e., the Fund must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though the Fund will receive the option premium to help protect it against loss, a call sold by the Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument which it might otherwise have sold.

The Fund may purchase and sell put options on securities including U.S. Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments (whether or not it holds the above securities in its portfolio), and on securities indices, currencies and futures contracts other than futures on individual corporate debt and individual equity securities. The Fund will not sell put options if, as a result, more than 50% of the Fund's total assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that the Fund may be required to buy the underlying security at a disadvantageous price above the market price.

General Characteristics of Futures. The Fund may enter into futures contracts or purchase or sell put and call options on such futures as a hedge against anticipated interest rate, currency or equity market changes, and for duration management, risk management and return enhancement purposes. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by the Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position.

The Fund's use of futures and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the Commodity Futures Trading Commission and will be entered into for bona fide hedging, risk management (including duration management) or other portfolio and return enhancement management purposes. Typically, maintaining a futures contract or selling an option thereon requires the Fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark to market value of the contract fluctuates. The purchase of an option on financial futures involves payment of a premium for the option without any further obligation on the part of the Fund. If the Fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price, nor that delivery will occur.

The Fund will not enter into a futures contract or related option (except for closing transactions) if, immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options thereon would exceed 5% of the Fund's total assets (taken at current value); however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The segregation requirements with respect to futures contracts and options thereon are described below.

Options on Securities Indices and Other Financial Indices. The Fund also may purchase and sell call and put options on securities indices and other financial indices and in so doing can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

Currency Transactions. The Fund may engage in currency transactions with Counterparties primarily in order to hedge, or manage the risk of the value of portfolio holdings denominated in particular currencies against fluctuations in relative value. Currency transactions include forward currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below. The Fund may enter into currency transactions with Counterparties which have received (or the guarantors of the obligations which have received) a credit rating of A-1 or P-1 by S&P or Moody's, respectively, or that have an equivalent rating from a NRSRO or (except for OTC currency options) are determined to be of equivalent credit quality by the Advisor.

The Fund's dealings in forward currency contracts and other currency transactions such as futures, options, options on futures and swaps generally will be limited to hedging involving either specific transactions or portfolio positions except as described below. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of the Fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.

The Fund generally will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging or cross hedging as described below.

The Fund may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which the Fund has or in which the Fund expects to have portfolio exposure.

To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the Fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which the Fund's portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a commitment or option to sell a currency whose changes in value are generally considered to be correlated to a currency or currencies in which some or all of the Fund's portfolio securities are or are expected to be denominated, in exchange for U.S. dollars. The amount of the commitment or option would not exceed the value of the Fund's securities denominated in correlated currencies. For example, if the Advisor considers that the Austrian schilling is correlated to the German deutschemark (the "D-mark"), the Fund holds securities denominated in schillings and the Advisor believes that the value of schillings will decline against the U.S. dollar, the Advisor may enter into a commitment or option to sell D-marks and buy dollars. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived correlation between various currencies may not be present or may not be present during the particular time that the Fund is engaging in proxy hedging. If the Fund enters into a currency hedging transaction, the Fund will comply with the asset segregation requirements described below.

Risks of Currency Transactions. Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to the Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

Combined Transactions. The Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts) and multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions ("component" transactions), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of the Advisor, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Advisor's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

Swaps, Caps, Floors and Collars. Among the Strategic Transactions into which the Fund may enter are interest rate, currency, index and other swaps and the purchase or sale of related caps, floors and collars. The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Fund may be obligated to pay. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

The Fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as the Fund will segregate assets (or enter into offsetting positions) to cover its obligations under swaps, the Advisor and the Fund believe such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to its borrowing restrictions. The Fund will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the Counterparty, combined with any credit enhancements, is rated at least A by S&P or Moody's or has an equivalent rating from a NRSRO or is determined to be of equivalent credit quality by the Advisor. If there is a default by the Counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

Eurodollar Instruments. The Fund may make investments in Eurodollar instruments. Eurodollar instruments are U.S. dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. The Fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.

Risks of Strategic Transactions Outside the U.S. When conducted outside the U.S., Strategic Transactions may not be regulated as rigorously as in the U.S., may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by: (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the U.S. of data on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the U.S., (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the U.S., and (v) lower trading volume and liquidity.

Use of Segregated and Other Special Accounts. Many Strategic Transactions, in addition to other requirements, require that the Fund segregate cash or liquid assets with its custodian to the extent Fund obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by the Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid assets at least equal to the current amount of the obligation must be segregated with the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by the Fund will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate cash or liquid assets sufficient to purchase and deliver the securities if the call is exercised. A call option sold by the Fund on an index will require the Fund to own portfolio securities which correlate with the index or to segregate cash or liquid assets equal to the excess of the index value over the exercise price on a current basis. A put option written by the Fund requires the Fund to segregate cash or liquid assets equal to the exercise price.

Except when the Fund enters into a forward contract for the purchase or sale of a security denominated in a particular currency, which requires no segregation, a currency contract which obligates the Fund to buy or sell currency will generally require the Fund to hold an amount of that currency or liquid assets denominated in that currency equal to the Fund's obligations or to segregate cash or liquid assets equal to the amount of the Fund's obligation.

OTC options entered into by the Fund, including those on securities, currency, financial instruments or indices and OCC issued and exchange listed index options, will generally provide for cash settlement. As a result, when the Fund sells these instruments it will only segregate an amount of cash or liquid assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a non cash-settled put, the same as an OCC guaranteed listed option sold by the Fund, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when the Fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, the Fund will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess. OCC issued and exchange listed options sold by the Fund other than those above generally settle with physical delivery, or with an election of either physical delivery or cash settlement and the Fund will segregate an amount of cash or liquid assets equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery.

In the case of a futures contract or an option thereon, the Fund must deposit initial margin and possible daily variation margin in addition to segregating cash or liquid assets sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. Such liquid assets may consist of cash, cash equivalents, liquid debt or equity securities or other acceptable assets.

With respect to swaps, the Fund will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or liquid assets having a value equal to the accrued excess. Caps, floors and collars require segregation of assets with a value equal to the Fund's net obligation, if any.

Strategic  Transactions  may be covered  by other  means  when  consistent  with applicable regulatory policies. The Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and Strategic Transactions. For example, the Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. Moreover, instead of segregating cash or liquid assets if the Fund held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Other Strategic Transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction no segregation is required, but if it terminates prior to such time, cash or liquid assets equal to any remaining obligation would need to be segregated.

The Fund's activities involving Strategic Transactions may be limited by the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, (the "Code") for qualification as a regulated investment company. (See "TAXES.")

Investment Restrictions

The following restrictions may not be changed with respect to the Fund without the approval of a majority of the outstanding voting securities of the Fund which, under the 1940 Act and the rules thereunder and as used in this Statement of Additional Information, means the lesser of (i) 67% of the shares of the Fund present at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Fund.

The Fund may not, as a fundamental policy:

         (a)      borrow  money,  except as permitted  under the 1940 Act and as
                  interpreted  or  modified  by  regulatory   authority   having
                  jurisdiction from time to time;

         (b) issue senior securities, except as permitted under the 1940 Act and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

         (c)      purchase  physical   commodities  or  contracts   relating  to
                  physical commodities;

         (d) engage in the business of underwriting securities issued by others, except to the extent that the Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities;

         (e) purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that the Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund's ownership of securities;

         (f) make loans to other persons except (i) loans of portfolio securities, and (ii) to the extent that entry into repurchase agreements and the purchase of debt instruments or interests in indebtedness in accordance with the Fund's investment objective and policies may be deemed to be loans; or

         (g) concentrate its investments in a particular industry, as that term is used in the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage beyond that specified limit resulting from a change in values or net assets will not be considered a violation.

The following restrictions are not fundamental and may be changed by the Fund without shareholder approval, in compliance with applicable law, regulation or regulatory policy.

The Fund may not, as a nonfundamental policy:

         (1) borrow money in an amount greater than 5% of its total assets, except (i) for temporary or emergency purposes and (ii) by engaging in reverse repurchase agreements, dollar rolls, or other investments or transactions described in the Fund's registration statement which may be deemed to be borrowings;

         (2) enter into either of reverse repurchase agreements or dollar rolls in an amount greater than 5% of its total assets;

         (3) purchase securities on margin or make short sales, except (i) short sales against the box, (ii) in connection with arbitrage transactions, (iii) for margin deposits in connection with futures contracts, options or other permitted investments,
                  (iv) that transactions in futures contracts and options shall not be deemed to constitute selling securities short, and (v) that the Fund may obtain such short-term credits as may be necessary for the clearance of securities transactions;

         (4) purchase options, unless the aggregate premiums paid on all such options held by the Fund at any time do not exceed 20% of its total assets; or sell put options, if as a result, the aggregate value of the obligations underlying such put options would exceed 50% of its total assets;

         (5) enter into futures contracts or purchase options thereon unless immediately after the purchase, the value of the aggregate initial margin with respect to such futures contracts entered into on behalf of the Fund and the premiums paid for such options on futures contracts does not exceed 5% of the fair market value of the Fund's total assets; provided that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in computing the 5% limit;

         (6) purchase warrants if as a result, such securities, taken at the lower of cost or market value, would represent more than 5% of the value of the Fund's total assets (for this purpose, warrants acquired in units or attached to securities will be deemed to have no value); and

         (7) lend portfolio securities in an amount greater than 5% of its total assets.

If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage beyond the specified limit resulting from a change in values or net assets will not be considered a violation.

The 1940 Act imposes certain additional restrictions affecting the Fund's investments.

For purposes of determining whether a percentage restriction on investment or utilization of assets as set forth above under "Investment Objective and Policies," "Investment Restrictions" or "Other Investment Policies" has been adhered to at the time an investment is made, a later change in percentage resulting from changes in the value or the total cost of the Fund's assets will not be considered a violation of such restriction.

                        JAPAN AND THE JAPANESE ECONOMY*


Because of distance, as well as differences in language, history, and culture, Japan remains relatively unfamiliar to many investors. The archipelago of Japan stretches for 1300 miles in the western Pacific Ocean and comprises an area of approximately 146,000 square miles. The four main islands, Hokkaido, Honshu, Kyushu and Shikoku, cover the same approximate range of latitude and the same general range of climate as the east coast of the United States north of Florida. The archipelago has in the past experienced earthquakes and tidal waves of varying degrees of severity, and the risks of such phenomena, and damage resulting therefrom, continue to exist.

Japan has a total population of approximately 126 million. Life expectancy is one of the highest in the world. Literacy in Japan approaches 100%. Nearly 90% of Japanese students graduate from high school. Approximately 37% go on to college or university. Approximately 45% of the total population of Japan is concentrated in the metropolitan areas of Tokyo, Osaka and Nagoya, cities with some of the world's highest population densities.

Over the post war period Japan has experienced significant economic development. Today Japan is the second largest industrial nation in the world in terms of GDP, with the United States being the largest. During the era of high economic growth in the 1960s and early 1970s the expansion was based on the development of heavy industries such as steel and shipbuilding. In the 1970s, Japan moved into assembly industries that employ high levels of technology and consume relatively low quantities of resources, and since then has become a major producer of automobiles and electrical and electronic products. In the 1980s, as Japan experienced a sharp appreciation of its currency, Japanese manufacturers increasingly moved their production offshore, while domestic demand was driven by a boom in consumption, housing, construction, and private capital expenditures. After the sharp collapse in the stock market, which began in 1990s, the Japanese economy has been in an adjustment phase, dealing with excess capacity and lower growth.

Another development in the Japanese economy in the 1990s was a growing trend of deregulation and globalization. Import restrictions on many products, ranging from meats to gasoline were gradually lifted, and deregulation proceeded in industries ranging from retail, communication, transportation, finance, and many others.

In the 1990s, asset price declines and excess capacity in many sectors have continued to support a largely disinflationary environment.

Japan's economy is a market economy in which industry and commerce are predominantly privately owned and operated. However, the Government is involved in establishing and meeting objectives for developing the economy and improving the standard of living of the Japanese people. In order to achieve its economic objectives, the Government has generally relied on providing the prerequisite business environment and administrative guidance. The agencies of the Government primarily concerned with economic policy and its implementation are the Economic Planning Agency, The Ministry of Finance (MOF) and the Ministry of International Trade and Industry (MITI). The Bank of Japan, Japan's central bank, also acts in this field.

Economic Trends


During the five-year period ended December 31, 2000, Japan's real gross domestic product in constant prices hardly changed. As a result of deflation, in nominal terms it fell by an annualized compound rate of 0.4%. In 1996, the gross domestic product grew at a high rate of 5.0% due to the front-loading of housing investment before the consumption tax hike scheduled on April 1, 1997. In 1997, the growth rate of gross domestic product slowed to 1.6% mainly due to a drop off in consumer spending and housing investment in reaction to the consumption tax hike. In 1998, the gross domestic product decreased by 2.5% affected by reduced fixed investment in the private sector and continuous stagnation of consumer spending. In 1999, real GDP grew 0.3% reflecting a slight improvement in consumer spending, the largest component. In 2000, real GDP grew by 1.1%, but nominal growth fell for the third year in a row. Private sector capital expenditure as domestic industries began to restructure was the only significant generator of positive growth.


The following table sets forth the composition of Japan's gross domestic product in yen and in percentage terms. In addition, the gross domestic product in constant yen and the gross domestic deflator are shown.

--------
* Where figures in tables under this caption have been rounded off, the totals may not necessarily agree with the sum of figures.


                                              GROSS DOMESTIC PRODUCT
-----------------------------------------------------------------------------------------------------------
Gross Domestic Product                      1996         1997          1998         1999         2000
===========================================================================================================
-----------------------------------------------------------------------------------------------------------
Nominal GDP (in Billion of Yen)            500,309.7    509,645.3    498,499.3     495,144.5    491,146.0
-----------------------------------------------------------------------------------------------------------
 Consumption                               347,763.6    355,461.5    355,442.2     357,787.4    356,837.2
  Private                                  299,340.7    305,906.7    304,765.8     306,802.6    307,205.9
  Public                                    48,422.9     49,554.8     50,676.4      50,984.8     49,631.3
 Fixed Investment                          147,424.80   145,608.50   133,593.30    129,101.10   126,226.80
  Private                                  103,679.30   106,062.60    95,550.00     89,244.50    90,876.70
  Public                                    43,745.5     39,545.9     38,043.3      39,856.6     35,350.1
 Inventory                                   2,443.4      2,559.1       (252.7)        176.8        532.5
  Private                                    2,249.3      2,422.4       (171.6)        259.9        527.5
  Public                                       194.1        136.7        (81.1)        (83.1)         5.0
 Net Exports of Goods & Services             2,677.9      6,016.2      9,716.6       8,079.1      7,549.5
  Exports of Goods & Services               49,699.8     56,332.3     55,323.6      51,330.2     55,408.6
  Imports of Goods & Services              (47,021.9)   (50,316.1)   (45,607.0)    (43,251.1)   (47,859.1)
Real GDP                                   485,219.0    492,954.2    480,586.8     481,561.8    486,637.0
GDP Deflator (1990=100)                        103.1        103.4        103.7         102.8        100.9

-----------------------------------------------------------------------------------------------------------
Percentage Change of GDP                    1996         1997          1998         1999         2000
===========================================================================================================
Nominal GDP                                     +3.5%        +1.9%        -2.2%         -0.7%        -0.8%
 Consumption                                    +2.9%        +2.2%        -0.0%         +0.7%        -0.3%
 Fixed Investment                               +7.1%        -1.2%        -8.3%         -3.4%        -2.2%
 Inventory                                    +347.6%        +4.7%      -109.9%       -170.0%      +201.2%
 Net Exports of Goods & Services               -62.4%      +124.7%       +61.5%        -16.9%        -6.6%
  Exports of Goods & Services                   +9.5%       +13.3%        -1.8%         -7.2%        +7.9%
  Imports of Goods & Services                  +22.9%        +7.0%        -9.4%         -5.2%       +10.7%
Real GDP                                        +5.0%        +1.6%        -2.5%         +0.2%        +1.1%
GDP Deflator                                    -1.4%        +0.3%        +0.3%         -0.9%        -1.8%

-----------------------------------------------------------------------------------------------------------
Percentage of Nominal GDP                   1996         1997          1998         1999         2000
===========================================================================================================
 Consumption                                    69.5%        69.7%        71.3%         72.3%        72.7%
 Fixed Investment                               29.5%        28.6%        26.8%         26.1%        25.7%
 Inventory                                       0.5%         0.5%        -0.1%          0.0%         0.1%
 Net Exports of Goods & Services                 0.5%         1.2%         1.9%          1.6%         1.5%
  Exports of Goods & Services                    9.9%        11.1%        11.1%         10.4%        11.3%
  Imports of Goods & Services                    9.4%         9.9%         9.1%          8.7%         9.7%
 Total                                         100.0%       100.0%       100.0%        100.0%       100.0%
-----------------------------------------------------------------------------------------------------------
                        Source: Economic Planning Agency, Quarterly Report on National Accounts


Industrial Production


The following table sets forth indices of industrial production of Japan and other selected industrial countries for the five years ending with calendar year 2000 (with 1995 as 100):



                        INDICES OF INDUSTRIAL PRODUCTION
----------------------------------------------------------------------
    (1995=100)         1996     1997      1998      1999      2000
======================================================================
Japan                  102.90    107.30    99.70    100.10    106.40
United States          104.50    110.70   114.80    119.70    123.50
Germany                 99.80    102.70   106.20    107.80    113.20
United Kingdom         101.10    101.90   102.50    103.40    104.90
France                 100.30    104.10   108.80    113.30    116.60
Italy                   98.30    100.50   102.20    110.90    106.90
Canada                 100.10    104.00   109.10    113.67    117.90
----------------------------------------------------------------------

                 Source: IMF, International Financial Statistics


The following table sets forth the proportion of gross domestic product contributed by major industrial sectors of the economy for 1995 to 2000:



                                   GROSS DOMESTIC PRODUCT* BY INDUSTRIAL SECTORS
------------------------------------------------------------------------------------------------------------------------
                                            1995         1996           1997          1998          1999        2000
========================================================================================================================
Manufacturing                                  93.9%          93.7%         94.2%         94.0%         94.0%      n.a.
    Agriculture, Forestry and Fisheries         1.9%           1.9%          1.7%          1.7%          1.6%      n.a.
    Mining                                      0.2%           0.2%          0.2%          0.2%          0.2%      n.a.
    Construction                                8.2%           7.9%          7.6%          7.4%          7.3%      n.a.
    Manufacturing                              23.0%          23.2%         23.6%         22.4%         22.4%      n.a.
    Electricity, Gas and Water                  2.7%           2.8%          2.8%          2.9%          2.9%      n.a.
    Wholesale and Retail Trade                 15.2%          15.3%         15.4%         15.1%         14.5%      n.a.
    Finance and Insurance                       5.9%           5.6%          5.8%          5.8%          6.3%      n.a.
    Real Estate                                12.0%          11.8%         11.8%         12.0%         12.2%      n.a.
    Transportation & Communication              7.1%           6.9%          7.1%          7.4%          7.5%      n.a.
    Services                                   17.7%          18.1%         18.2%         19.1%         19.1%      n.a.
Government Services                             8.4%           8.3%          8.3%          8.5%          8.7%      n.a.
Private Non-Profit Institutions                 1.8%           1.7%          1.7%          1.9%          1.8%      n.a.
Import Duty                                     0.6%           0.5%          0.5%          0.5%          0.5%      n.a.
(Deduction) Others                              0.4%           0.4%          0.4%          0.4%          0.4%      n.a.
(Deduction) Imputed Interest                    4.9%           4.6%          4.8%          4.9%          5.0%      n.a.
Statistical Discrepancy                         0.7%           0.7%          0.6%          0.4%          0.3%      n.a.
========================================================================================================================
Total GDP                                     100.0%         100.0%        100.0%        100.0%        100.0%      n.a.
------------------------------------------------------------------------------------------------------------------------

      Source: Economic Planning Agency, Annual Report on National Accounts

* Gross domestic product measures the value of original goods and services produced by a country's domestic economy. It is equal to gross national product, minus the income that residents receive from abroad for factor services rendered abroad, plus similar payments made to non-residents who contribute to the domestic economy.

Energy

Japan has historically depended on oil for most of its energy requirements. Virtually all of its oil is imported, the majority from the Middle East. Oil price changes used to have a major impact on the domestic economy, but now their influence is relatively diminished.

Japan has worked to reduce its dependence on oil by encouraging energy conservation and the use of alternative fuels. In addition to conservation efforts, industrial restructuring, with emphasis on shifting from basic industries to processing and assembly type industries, has also contributed to the reduction of oil consumption. Despite Japan's sustained economic growth, crude oil imports have not increased materially since 1979.

Labor


In 2000, approximately 67.8 million persons, or approximately 53% of the Japanese population, were employed, of which approximately 4.8% were employed in agriculture, forestry and fisheries, 32.3% in construction and manufacturing and 6.8% in transportation and communications, 24.1% in wholesale and retail trade, 4.0% in finance, and 28.0% in other service-related industries (including the government). Since 1980 an increasing proportion of the paid work force is female and an increasing number of people have been employed in service industries.

-----------------------------------------------------------------------------------------
      Employee by type of work           1996      1997      1998      1999      2000
=========================================================================================
Agriculture, forestry and fisheries         5.3%      5.2%      5.1%      5.0%      4.8%
Construction                               10.9%     11.0%     10.7%     10.7%     10.7%
Manufacturing                              23.4%     23.1%     22.3%     21.9%     21.6%
Transportation & Communication              6.7%      6.6%      6.5%      6.6%      6.8%
Whole Trade, Retail Trade                  23.7%     23.6%     24.0%     24.2%     24.1%
Financials                                  4.1%      4.1%      4.2%      4.1%      4.0%
Services                                   25.9%     26.4%     27.2%     27.5%     28.0%
=========================================================================================
Total                                     100.0%    100.0%    100.0%    100.0%    100.0%
-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
(YoY%Chg)                                1996      1997      1998      1999      2000
=========================================================================================
Wages Index                                +2.5%     +2.8%     -1.1%     -1.0%     n.a.
Hours Worked Index                         +0.8%     -0.2%     -1.8%     +0.0%     n.a.
Employment Index                           -2.2%     -0.9%     -1.3%     -2.6%     n.a.
Labor Productivity                         +3.2%     +4.8%     -4.1%     +3.0%     +6.1%
-----------------------------------------------------------------------------------------
 Source: Ministry of Labor, Monthly Labor (Wages are for manufacturers who employ 30 or more persons.)

Prices
------

In the early 1990s, price inflation in Japan was weak. Over the last five years the tendency has become increasingly deflationary under the influences of slow economic growth, overcapacity, and increasing penetration of imports from low cost countries such as China. The tables below set forth the wholesale and consumer price indices for Japan and other selected industrial countries for which comparable statistics are available:

                       COMPARATIVE WHOLESALE PRICE INDICES
----------------------------------------------------------------------
    (1995=100)         1996     1997      1998      1999      2000
======================================================================
Japan                  100.10    101.60   100.00     96.70     96.60
United States          102.30    102.30    99.70    100.60    106.30
Germany                 99.60    100.70   100.30     99.03    102.50
United Kingdom         102.60    103.60   104.20    105.40    108.10
Italy                  101.90    103.20   103.30    103.10     na
Canada                 100.40    101.30   101.20    102.90    108.10
----------------------------------------------------------------------
                 Source: IMF, International Financial Statistics

                       COMPARATIVE CONSUMER PRICE INDICES
----------------------------------------------------------------------
    (1995=100)         1996     1997      1998      1999      2000
======================================================================
Japan                  100.10    101.80   102.50    102.20    101.50
United States          102.90    105.30   107.00    109.30    113.00
Germany                101.50    103.30   104.30    104.90    107.00
United Kingdom         102.40    105.70   109.30    111.00    114.20
France                 102.00    103.20   103.90    104.50    106.30
Italy                  104.00    106.10   108.20    110.00    112.80
Canada                 100.10    104.00   109.10    113.67    117.30
----------------------------------------------------------------------
                 Source: IMF, International Financial Statistics



Balance of Payments

In 1999, Japan registered a surplus of Y12, 197 billion ($110.1 billion) in its current account. This surplus was predominantly due to a surplus of Y14,054 billion ($ 127.7 billion) in its trade account. Japan also registered an outflow of Y5,614.8 billion ($51.5 billion) in its capital and financial account.

Foreign Trade

Overseas trade is important to Japan's economy even though offshore production has eroded its importance. Japan has few natural resources and must export to pay for its imports of these basic requirements. During the year ended December 31, 1999, exports and imports represented approximately 10.4% and 8.7%, respectively, of Japan's nominal gross domestic product. Roughly three quarters of Japan's exports are machinery and equipment including motor vehicles, machine tools and electronic equipment. Japan's principal imports consist of raw materials, foodstuff and fuels, such as oil and coal.

Japan's principal export markets are the United States, Canada, the United Kingdom, Germany, Australia, Korea, Taiwan and the People's Republic of China. The principal sources of its imports are the United States, South East Asia, the People's Republic of China and the Middle East.


The following table shows (i) indices in yen terms of the value, volume and unit value (a measure of average prices) of Japanese exports and imports and (ii) the Japanese terms of trade (the ratio of export to import prices), which is an indicator of a country's comparative advantage in trade. During 1994-95, the terms of trade improved as a result of the higher yen and generally declining world commodity prices. The terms of trade at the end of 2000 were approximately similar to those at the end of 1996, despite considerable volatility in the yen rate during the period.



                             FOREIGN TRADE OF JAPAN
--------------------------------------------------------------------------
    (1995=100)       1996       1997       1998      1999        2000
==========================================================================
Value Index
    Exports            107.70     122.70     121.90    114.50     124.40
    Imports            120.40     129.80     116.20    111.80     129.80
--------------------------------------------------------------------------
Volume Index
     Exports           101.20     113.10     111.60    114.00     124.80
     Imports           105.60     107.40     101.70    111.40     123.70
--------------------------------------------------------------------------
Unit Value Index
      Exports          106.40     108.40     109.20    100.40      99.70
      Imports          114.00     120.90     114.30    100.30     104.90
--------------------------------------------------------------------------
Terms of Trade          93.30      89.70      95.60    100.10      95.00
--------------------------------------------------------------------------
        Source: Ministry of Finance, The Summary Report on Trade of Japan

       The following table sets forth the composition of Japan's exports and imports by major commodity groups:


                   COMPOSITION OF JAPAN'S EXPORTS AND IMPORTS
------------------------------------------------------------------------------
Japan Exports              1997         1998          1999          2000
==============================================================================

Foods & Beverage                0.5%         0.5%          0.5%          0.4%
Textile Products                2.0%         1.9%          1.9%          1.8%
Chemicals                       7.1%         7.0%          7.4%          7.4%
Non-Ferrous Metal               1.2%         1.1%          1.1%          1.2%
Metal Products                  6.4%         6.3%          5.7%          5.5%
Machinery                      23.8%        22.5%         21.3%         21.5%
Elec. Machinery                23.6%        23.2%         24.3%         26.5%
  Visual Equipments             2.1%         2.5%          2.5%          2.7%
  Audio Equipments              0.9%         0.9%          0.8%          0.7%
  Others                       22.7%        22.3%         23.5%         25.8%
Transport Equipments           21.5%        23.2%         22.7%         21.0%
  Autos                        14.0%        15.4%         14.9%         13.4%
  Auto Parts                    3.5%         3.2%          3.4%          3.6%
  Motorcycles                   0.9%         1.2%          1.1%          1.1%
  Shipments                     2.2%         2.5%          2.2%          2.0%
Precision Machinery             4.8%         4.6%          5.1%          5.4%
Other Exports                   9.0%         9.5%         10.0%          9.5%

------------------------------------------------------------------------------
Total                         100.0%       100.0%        100.0%        100.0%
------------------------------------------------------------------------------

------------------------------------------------------------------------------
Japan 's Imports           1997         1998          1999          2000
==============================================================================

Foods & Beverages              13.6%        14.8%         14.3%         12.1%
Basic Materials                 8.7%         7.8%          7.2%          6.5%
Mineral & Fuels                18.4%        15.3%         16.0%         20.3%
  Coal                          2.0%         2.2%          1.8%          1.4%
  Petroleum                    10.3%         8.0%          8.6%         11.8%
  Others                        6.1%         5.2%          5.6%          7.1%
Chemicals                       6.9%         7.4%          7.5%          7.0%
Textile Materials               6.6%         6.8%          6.7%          6.5%
Non-Ferrous Metal               1.5%         1.4%          1.4%          1.3%
Metal Products                  5.3%         5.1%          4.6%          4.8%
Machinery                      28.0%        30.5%         31.3%         31.6%
Others                         10.9%        10.9%         10.9%         10.0%

------------------------------------------------------------------------------
Total                         100.0%       100.0%        100.0%        100.0%
------------------------------------------------------------------------------

        Source: Ministry of Finance, The Summary Report -- Trade of Japan

         The following table indicates the geographic distribution of Japan's trade in recent years.


                         GEOGRAPHIC DISTRIBUTION OF JAPAN'S EXPORTS AND IMPORTS

--------------------------------------------------------------------------------------------------------
Japan Export
                        1996             1997             1998             1999             2000
========================================================================================================
Asia                          43.6%            41.6%            34.7%            37.2%            41.1%
--------------------------------------------------------------------------------------------------------
EU                            15.3%            15.6%            18.4%            17.8%            16.3%
--------------------------------------------------------------------------------------------------------
North America                 28.5%            29.3%            32.2%            32.4%            31.3%
--------------------------------------------------------------------------------------------------------
Other                         12.6%            13.6%            14.7%            12.6%            11.2%
--------------------------------------------------------------------------------------------------------

                                       19


--------------------------------------------------------------------------------------------------------
Japan Import
                        1996             1997             1998             1999             2000
========================================================================================================
Asia                          37.0%            37.0%            37.0%            40.0%            42.0%
--------------------------------------------------------------------------------------------------------
EU                            14.0%            13.0%            14.0%            14.0%            12.0%
--------------------------------------------------------------------------------------------------------
North America                 26.0%            25.0%            27.0%            24.0%            21.0%
--------------------------------------------------------------------------------------------------------
Middle East                    8.0%             9.0%             9.0%             9.0%            12.0%
--------------------------------------------------------------------------------------------------------
Other                         15.0%            15.0%            14.0%            13.0%            13.0%
--------------------------------------------------------------------------------------------------------

        Source: Ministry of Finance, The Summary Report -- Trade of Japan



                           SECURITIES MARKETS IN JAPAN

There are eight stock  exchanges in Japan.  Of these,  the Tokyo Stock Exchange, the Osaka Stock  Exchange  and the Nagoya Stock  Exchange  are the largest.  The three main  markets  have two  sections  of stocks;  generally,  companies  with smaller  capitalization are listed on the second section. In addition, The Japan
Over-The-Counter  Trading  Co.  acts  as  the  intermediary  between  securities companies  wishing to trade shares on the  over-the-counter  (OTC)  market.  The primary  role of the OTC market is to  facilitate  the raising of funds from the
investing  public  by  unlisted,   small  and  medium-sized  companies.   Equity
securities  of  Japanese  companies,  which are  traded  in an  over-the-counter market, are generally securities of relatively small or little-known  companies.
A new market,  named  "Mothers",  was established in the Tokyo Stock Exchange on
November 11, 1999.  This market is designed to facilitate  the public listing of venture  business-type  small  corporations.  As of the end of March  2000,  six companies are listed on this market.

There are two widely followed price indices. The Nikkei Stock Average (NSA) is an arithmetic average of 225 selected stocks computed by a private corporation.
In addition,  the Tokyo Stock  Exchange  publishes  the TOPIX,  formerly the TSE
Index, which is an index of all first section stocks. The second section has its own index. Nihon Keizai Shimbun, Inc., the publisher of a leading Japanese economic newspaper, publishes the OTC Index.


The following table shows the high, low and close of the Nikkei Stock Average, TOPIX and the Nikkei OTC Index for the years 1990 though 2000.

-------------------------------------------------------------------------------------------------------------------
                   1991      1992      1993      1994      1995     1996      1997      1998     1999      2000
===================================================================================================================
Nikkei 225 High  27,146.91 23,801.18 21,148.11 21,552.81 20,011.76 22,666.80 20,681.07 17,264.34 18,934.3420,833.21
           Low   21,456.76 14,309.41 16,078.71 17,369.74 14,485.41 19,161.71 14,775.22 12,879.97 13,232.7413,423.21
           Close 22,983.77 16,924.95 17,417.24 19,723.06 19,868.15 19,361.35 15,258.74 13,842.17 18,934.3413,785.69

-------------------------------------------------------------------------------------------------------------------
TSE/TOPIX  High  2,028.85  1,763.43  1,698.67  1,712.73  1,585.87  1,722.13  1,560.28  1,300.30  1,722.20 1,754.78
           Low   1,638.06  1,102.50  1,250.06  1,445.97  1,193.16  1,448.45  1,130.00  980.11    1,048.33 1,255.16
           Close 1,714.68  1,307.66  1,439.31  1,559.09  1,577.70  1,470.94  1,175.03  1,086.99  1,722.20 1,283.67

-------------------------------------------------------------------------------------------------------------------
OTC        High  3,333.78  2,022.41  1,728.13  2,002.73  1,852.13  1,747.17  1,333.11  842.05    2,423.15 2,713.73
           Low   1,918.06  1,099.32  1,200.84  1,445.47  1,194.77  1,316.25  708.23    610.99    727.28   1,186.68
           Close 1,946.14  1,227.93  1,447.60  1,776.05  1,488.40  1,330.55  721.53    724.99    2,270.14 1,242.38
-------------------------------------------------------------------------------------------------------------------

                                       20

-------------------------------------------------------------------------------------------------------------------
 YoY%Chg           1991      1992      1993      1994      1995     1996      1997      1998     1999      2000
===================================================================================================================

Nikkei 225 High      -29.9%    -12.3%    -11.1%     +1.9%     -7.2%   +13.3%     -8.8%    -16.5%    +9.7%    +10.0%
           Low        +6.1%    -33.3%    +12.4%     +8.0%    -16.6%   +32.3%    -22.9%    -12.8%    +2.7%     +1.4%
           Close      -3.6%    -26.4%     +2.9%    +13.2%     +0.7%    -2.6%    -21.2%     -9.3%   +36.8%    -27.2%

-------------------------------------------------------------------------------------------------------------------
TSE/TOPIX  High      -29.3%    -13.1%     -3.7%     +0.8%     -7.4%    +8.6%     -9.4%    -16.7%   +32.4%     +1.9%
           Low        +7.5%    -32.7%    +13.4%    +15.7%    -17.5%   +21.4%    -22.0%    -13.3%    +7.0%    +19.7%
           Close      -1.1%    -23.7%    +10.1%     +8.3%     +1.2%    -6.8%    -20.1%     -7.5%   +58.4%    -25.5%

-------------------------------------------------------------------------------------------------------------------
OTC        High      -19.7%    -39.3%    -14.6%    +15.9%     -7.5%    -5.7%    -23.7%    -36.8%  +187.8%    +12.0%
           Low       -11.0%    -42.7%     +9.2%    +20.4%    -17.3%   +10.2%    -46.2%    -13.7%   +19.0%    +63.2%
           Close     -10.5%    -36.9%    +17.9%    +22.7%    -16.2%   -10.6%    -45.8%     +0.5%  +213.1%    -45.3%
-------------------------------------------------------------------------------------------------------------------
                              Source: Tokyo Stock Exchange, Monthly Statistics Report and
                    Annual Statistics of OTC Stocks issued by Japan Securities Dealers Association


In the five years ending December 1989, the Tokyo Stock Price Index (TOPIX) more than tripled, rising from 913.37 to 2884.80 on December 18, 1989. The TOPIX then declined heavily in 1990 and in 1992, and after showing a slight rebound in 1993 and 1994, the Index continued to decline throughout 1996, 1997 and 1998 to the latest low of 980.11 on October 15, 1998. From the 1989 peak to the 1998 bottom, the TOPIX registered a 66% drop. In 1999, the Tokyo stock market showed a strong upturn led by information service sector. The OTC index more than tripled in 1999. In 2000 TOPIX gave up much of the ground gained in 1999 as high growth company valuations fell in line with those in the US and Europe.


THE ORIGINAL DOCUMENT CONTAINS A MOUNTAIN CHART HERE SHOWING
TOPIX AND NEKKEI 225 (1987/05=1) FROM DATES 5/88 TO 5/00 WITH VALUES RANGING FROM 0.40 TO 1.60


The following tables present certain statistics with respect to the trading of equity securities on the Tokyo Stock Exchange (first and second sections combined) and the OTC market for the past five years. The following tables present certain statistics with respect to the trading of equity securities on the Tokyo Stock Exchange (first and second sections combined) and the OTC market for the past six years.

---------------------------------------------------------------------------------------------------------------------
                                              1995        1996         1997         1998        1999        2000
=====================================================================================================================
Market Capitalization in billion of Yen)
      TSE                                       365,716     347,578       280,930     275,181     456,027     359,919
      OTC                                        14,535      14,904         9,228       7,742      27,411      10,283

---------------------------------------------------------------------------------------------------------------------
      TSE                                      369,680     405,541       436,416     445,872     585,937     639,134
      OTC                                        9,763       9,766         5,614       5,036      16,877      13,938

---------------------------------------------------------------------------------------------------------------------
Number of Listed Companies
      TSE                                         1714        1766          1805        1838        1890        2027
      OTC                                          678         762           834         856         868         886
---------------------------------------------------------------------------------------------------------------------

           Source: Tokyo Stock Exchange, Monthly Securities Statistics

Compared to the United States, the common stocks of many Japanese companies trade at a higher price-earnings ratio. Historically, investments in the OTC market have been more volatile than the TSE.

In the past, the proportion of trading value by institutional investors has tended to increase at the expense of individuals, but in the last three years of stock price declines, the share of trading value represented by financial institutions and business corporations has fallen while the value of trading by foreigners has risen substantially. In 1999, the trading value by individuals increased dramatically reflecting the stock market rally and brisk demand for stock investment trusts, as can be seen in the following table:


--------------------------------------------------------------------------------------------
(Trading Value; % of Total)       1996        1997         1998        1999        2000
============================================================================================
Individuals                          22.9%        16.9%        13.5%      29.0%       21.8%
Foreigners                           29.7%        34.5%        39.2%      38.6%       42.4%
Securities Companies                  2.8%         2.2%         1.9%       2.2%        2.8%
Investment Trust                      5.4%         3.5%         2.1%       2.3%        2.9%
Financial Institutions               32.8%        37.2%        37.4%      22.3%       26.0%
Others                                0.8%         0.7%         0.7%       0.6%        0.6%
--------------------------------------------------------------------------------------------
Customers' Account                  100.0%       100.0%       100.0%     100.0%      100.0%
--------------------------------------------------------------------------------------------
           Source: Tokyo Stock Exchange, Annual Securities Statistics
 (Trading Value; 1st and 2nd Sections of the Tokyo, Osaka and Nagoya Stock Exchanges)


The following table shows the price/earning ratios, price/book value ratio, and dividend yield for TOPIX for each of the past five years. Because of differences in accounting methods used in Japan and the United States, the price/earning ratios are not directly comparable. The Japanese price/earnings ratio rose in the period from 1997 through 1999 due mainly to a decline in earnings. 2000 saw a dramatic reversal, as market prices fell while earnings rose.

           TOPIX VALUATIONS (PER, PBR, Div. Yield and Rate of Return)

------------------------------------------------------------------------------------------------------
                                  1995        1996        1997        1998       1999        2000
======================================================================================================
Price/Earnings Ratio^1)              69.87      51.73      124.45      174.54      81.97      35.81
Price/Book Ratio^1)                   2.32       2.22        1.76        1.72       2.66       1.94
Dividend Yield^1)                     0.75       0.81        1.02        1.00       0.57       0.82
                               -----------------------------------------------------------------------
Rate of Return^1)                     3.70      -0.50        4.20       20.90    n.a.        n.a.
                               -----------------------------------------------------------------------

                   Sources:^1) Nikkei, ^2) Tokyo Stock Exchange

The following tables, compiled by Morgan Stanley Capital International, set forth the size of the Japanese equity market in comparison with that of other major equity markets for the five years ending December 31, 2000.

                        EQUITY STOCK MARKETS OF THE WORLD
                              (dollars in billions)
-------------------------------------------------------------------------------
                       1996       1997        1998        1999        2000
===============================================================================
United States            42.83%     49.29%      50.46%      48.62%      50.14%
Japan                    17.35%     12.12%       9.98%      13.58%      10.73%
United Kingdom           10.30%     10.20%       9.95%       9.30%       9.94%
Euroland                 15.67%     17.93%      20.84%      20.22%      20.23%
Canada                    2.56%      2.43%       1.79%       2.11%       2.34%
Switzerland               3.02%      3.70%       3.77%       2.76%       3.36%
Hong Kong                 2.02%      1.33%       0.97%       1.13%       1.03%
Australia                 1.60%      1.44%       1.43%       1.33%       1.34%
Other                     4.65%      3.01%       2.25%       2.27%       2.24%
-------------------------------------------------------------------------------
         Source: Morgan Stanley Capital International, Quarterly Report


--------------------
* Where figures in tables under this caption have been rounded off, the totals may not necessarily agree with the sum of figures.

             PURCHASES AND EXCHANGES AND "BUYING AND SELLING SHARES"

Additional Information About Opening An Account


Clients having a regular investment counsel account with the Advisor or its affiliates and members of their immediate families, officers and employees of the Advisor or of any affiliated organization and their immediate families, members of the National Association of Securities Dealers, Inc. ("NASD") and banks may, if they prefer, subscribe initially for at least $2,500 through Scudder Investor Services, Inc. (the "Distributor") by letter, fax, TWX or telephone.


Shareholders of other Scudder funds who have submitted an account application and have a certified Tax Identification Number, clients having a regular investment counsel account with the Advisor or any affiliated organization and their immediate families, members of the NASD, and banks may open an account by wire. These investors must call 1-800-225-5163 to get an account number. During the call, the investor will be asked to indicate the Fund name, amount to be wired ($2,500 minimum), name of bank or trust company from which the wire will be sent, the exact registration of the new account, the Taxpayer Identification or Social Security number, address and telephone number. The investor must then call its bank to arrange a wire transfer to The Scudder Funds, State Street Bank and Trust Company, Boston, MA 02110, ABA Number 011000028, DDA Account
Number: 9903-5552. The investor must send the completed and signed application to the Fund promptly.

The minimum initial purchase amount is less than $2,500 under certain special plan accounts.

Minimum Balances


Shareholders should maintain a share balance worth at least $2,500 ($1,000 for fiduciary accounts such as IRAs, and custodial accounts such as Uniform Gift to Minor Act (UGMA) and Uniform Trust to Minor Act (UTMA) accounts), which amount may be changed by the Board of Directors. A shareholder may open an account with at least $1,000 ($500 for fiduciary/custodial accounts), if an automatic investment plan (AIP) of $50/month is established. Scudder group retirement plans and certain other accounts have similar or lower minimum share balance requirements.


The Fund reserves the right, following 60 days' written notice to applicable shareholders, to:

     o assess an annual $10 per Fund charge (paid to the Fund) for any non-fiduciary/custodial account without an AIP in place and a balance of less then $2,500; and

     o redeem all shares in Fund accounts below $1,000 where a reduction in value has occurred due to a redemption, exchange or transfer out of the account. The Fund will mail the proceeds of the redeemed account to the shareholder.

Reductions in value that result solely from market activity will not trigger an involuntary redemption. Shareholders with a combined household account balance in any of the Scudder Family of Funds of $100,000 or more, as well as group retirement and certain other accounts, will not be subject to a fee or automatic redemption.

Fiduciary (e.g., IRA or Roth IRA) and custodial accounts (e.g., UGMA or UTMA) with balances below $100 are subject to automatic redemption following 60 days' written notice to applicable shareholders.

Additional Information About Making Subsequent Investments

Subsequent purchase orders for $10,000 or more and for an amount not greater than four times the value of the shareholder's account may be placed by telephone, fax, etc. by established shareholders (except by Scudder Individual Retirement Account (IRA), Scudder Horizon Plan, Scudder Profit Sharing and Money Purchase Pension Plans, Scudder 401(k) and Scudder 403(b) Plan holders), members of the NASD and banks. Orders placed in this manner may be directed to any office of the Distributor listed in the Fund's prospectus. A confirmation of the purchase will be mailed out promptly following receipt of a request to buy. Federal regulations require that payment be received within three (3) business days. If payment is not received within that time, the order is subject to cancellation. In the event of such cancellation or cancellation at the purchaser's request, the purchaser will be responsible for any loss incurred by the Fund or the principal underwriter by reason of such cancellation. If the purchaser is a shareholder, the Fund shall have the authority, as agent of the shareholder, to redeem shares in the account to reimburse the Fund or the principal underwriter for the loss incurred. Net losses on such transactions that are not recovered from the purchaser will be absorbed by the principal underwriter. Any net profit on the liquidation of unpaid shares will accrue to the Fund.

Additional Information About Making Subsequent Investments by QuickBuy


Shareholders whose predesignated bank account of record is a member of the Automated Clearing House Network (ACH) and who have elected to participate in the QuickBuy program may purchase shares of the Fund by telephone (minimum $50 and maximum $250,000). To purchase shares by QuickBuy, shareholders should call before the close of regular trading on the Exchange, normally 4 p.m. Eastern Standard Time. Proceeds in the amount of your purchase will be transferred from your bank checking account two or three business days following your call. For requests received by the close of regular trading on the Exchange, shares will be purchased at the net asset value per share calculated at the close of trading on the day of your call. QuickBuy requests received after the close of regular trading on the Exchange will begin their processing and be purchased at the net asset value calculated the following business day. If you purchase shares by QuickBuy and redeem them within seven days of the purchase, the Fund may hold the redemption proceeds for a period of up to seven business day. If you purchase shares by QuickBuy and redeem them within seven days of the purchase, the Fund may hold the redemption proceeds for a period of up to seven business days. If you purchase shares and there are insufficient funds in your bank account the purchase will be canceled and you will be subject to any losses or fees incurred in the transaction. QuickBuy transactions are not available for most retirement plan accounts. However, QuickBuy transactions are available for Scudder IRA accounts.


In order to request purchases by QuickBuy, shareholders must have completed and returned to Scudder Service Corporation (the "Transfer Agent") the application, including the designation of a bank account from which the purchase payment will be debited. New investors wishing to establish QuickBuy may so indicate on the application. Existing shareholders who wish to add QuickBuy to their account may do so by completing a QuickBuy Enrollment Form. After sending in an enrollment form shareholders should allow 15 days for this service to be available.

The Fund employs procedures, including recording telephone calls, testing a caller's identity, and sending written confirmation of telephone transactions, designed to give reasonable assurance that instructions communicated by telephone are genuine, and to discourage fraud. To the extent that the Fund does not follow such procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions. The Fund will not be liable for acting upon instructions communicated by telephone that it reasonably believes to be genuine.

Checks

A certified check is not necessary, but checks for $100 or more are accepted subject to collection at full face value in United States funds and must be drawn on, or payable through, a United States bank.

If shares of the Fund are purchased by a check that proves to be uncollectible, the Fund reserves the right to cancel the purchase immediately and the purchaser will be responsible for any loss incurred by the Fund or the principal underwriter by reason of such cancellation. If the purchaser is a shareholder, the Fund shall have the authority, as agent of the shareholder, to redeem shares in the account to reimburse the Fund or the principal underwriter for the loss incurred. Investors whose orders have been canceled may be prohibited from or restricted in placing future orders in the Fund or any of the other funds in the Scudder Family of Funds.

Wire Transfer of Federal Funds

To obtain the net asset value determined as of the close of regular trading on the Exchange on a selected day, your bank must forward federal funds by wire transfer and provide the required account information so as to be available to the Fund prior to the close of regular trading on the Exchange (normally 4 p.m. eastern time).

The bank sending an investor's federal funds by bank wire may charge for the service. Presently, the Distributor pays a fee for receipt by the Brown Brothers Harriman & Company (the "Custodian") of "wired funds," but the right to charge investors for this service is reserved.

Boston banks are closed on certain holidays that the Exchange may be open. These holidays include Columbus Day (the 2nd Monday in October) and Veterans' Day (November 11). Investors are not able to purchase shares by wiring federal funds on such holidays because the Custodian is not open to receive such federal funds on behalf of the Fund.

Share Price


Purchases will be filled without sales charge at the net asset value per share next computed after receipt of the application in good order. Net asset value normally will be computed for each class as of the close of regular trading on each day during which the Exchange is open for trading. Orders received after the close of regular trading on the Exchange will be executed at the next day's net asset value. If the order has been placed by a member of the NASD, other than the Distributor, it is the responsibility of the member broker, rather than the Fund, to forward the purchase order to the Transfer Agent by the close of regular trading on the Exchange.


Share Certificates

Due to the desire of Fund management to afford ease of redemption, certificates will not be issued to indicate ownership in the Fund. Share certificates now in a shareholder's possession may be sent to the Transfer Agent for cancellation and credit to such shareholder's account. Shareholders who prefer may hold the certificates in their possession until they wish to exchange or redeem such shares.

Other Information

The Fund has authorized certain members of the NASD other than the Distributor to accept purchase and redemption orders for the Fund's shares. Those brokers may also designate other parties to accept purchase and redemption orders on the Fund's behalf. Orders for purchase or redemption will be deemed to have been received by the Fund when such brokers or their authorized designees accept the orders. Subject to the terms of the contract between the Fund and the broker, ordinarily orders will be priced at the Fund's net asset value next computed after acceptance by such brokers or their authorized designees. Further, if purchases or redemptions of the Fund's shares are arranged and settlement is made at an investor's election through any other authorized NASD member, that member may, at its discretion, charge a fee for that service. The Board of Directors and the Distributor, also the Fund's principal underwriter, each has the right to limit the amount of purchases by, and to refuse to sell to, any person. The Board of Directors and the Distributor may suspend or terminate the offering of shares of the Fund at any time for any reason.

The Tax Identification Number section of the application must be completed when opening an account. Applications and purchase orders without a correct certified Tax Identification Number and certain other certified information (e.g., from exempt organizations, certification of exempt status) will be returned to the investor. The Fund reserves the right, following 30 days' notice, to redeem all shares in accounts without a correct certified Social Security or Tax Identification Number. A shareholder may avoid involuntary redemption by providing the Fund with a Tax Identification Number during the 30-day notice period.

The Fund may issue shares at net asset value in connection with any merger or consolidation with, or acquisition of the assets of, any investment company or personal holding company, subject to the requirements of the 1940 Act.

Exchanges


The procedure for exchanging shares from the Fund into shares of another Scudder fund, when the new account is established with the same registration, telephone option, dividend option and address as the present account is set forth under "Exchanges and redemptions -- To exchange shares" in the Fund's prospectus. If the exchange is made into an existing account, at least $50 or more must be exchanged. If the account receiving the exchange proceeds is to be different in any respect, the exchange request must be in writing and must contain a signature guarantee as described under "Transaction information -- Signature guarantees" in the Fund's prospectus. Exchanges may not be made to or from an account if it was established after December 29, 2000.


Exchange orders received before the close of regular trading on the Exchange on any business day will ordinarily be executed at respective net asset values determined on that day. Exchange orders received after the close of regular trading will be executed on the following business day. Notwithstanding the foregoing, if a shareholder requests to exchange his or her shares of the Fund for shares in another fund in the Scudder Family of Funds, and in connection therewith receives Fund portfolio securities in payment for those Fund shares (see "REDEMPTIONS" below), there will be a delay in repurchasing shares in such other fund owing to the time required to liquidate such securities on the shareholder's behalf and to remit the proceeds of such liquidation to the Fund's transfer agent. Accordingly, an exchange order in those instances (1) may not be executed for up to seven business days after the exchange request is received in good order and (2) will be executed at the net asset value next determined after the transfer agent's receipt of such liquidation proceeds.

Investors may also request, at no extra charge, to have exchanges automatically executed on a predetermined schedule from the Fund or another Scudder Fund to an existing account in the Fund or another Scudder Fund at current net asset value through Scudder's Automatic Exchange Program. Exchanges must be for a minimum of $50. Shareholders may add this free feature over the phone or in writing. Automatic Exchanges will continue until the shareholder requests by phone or in writing to have the feature removed, or until the originating account is depleted. The Fund and the Transfer Agent each reserves the right to suspend or terminate the privilege of the Automatic Exchange Program at any time.

There is no charge to the shareholder for any exchange described above. An exchange into another fund in the Scudder Family of Funds is a redemption of shares, and therefore may result in tax consequences (gain or loss) to the shareholder and the proceeds of such an exchange may be subject to backup withholding. (See "TAXES.")


Investors currently receive the exchange by telephone privilege, automatically without having to elect it. The Fund employs procedures, including recording telephone calls, testing a caller's identity, and sending written confirmation of telephone transactions, designed to give reasonable assurance that instructions communicated by telephone are genuine, and to discourage fraud. To the extent that the Fund does not follow such procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions. The Fund will not be liable for acting upon instructions communicated by telephone that it reasonably believes to be genuine. The Fund and the Transfer Agent each reserves the right to suspend or terminate the privilege of exchanging by telephone or fax at any time.

The Scudder funds into which investors may make an exchange are listed under "THE SCUDDER FAMILY OF FUNDS" herein. Before making an exchange, shareholders should obtain from the Distributor a prospectus of the Scudder fund into which the exchange is being contemplated. The exchange privilege may not be available for certain Scudder funds, and is not available to accounts in The Japan Fund that were established after December 29, 2000. For more information, please call 1-800-225-5163.


                                   REDEMPTIONS


Special Redemption and Exchange Information
-------------------------------------------

In general, Class S shares of the Fund may be exchanged or redeemed at net asset value. However, Class S shares of the Fund held for less than six months are redeemable at a price equal to 98% of the then current net asset value per share. This 2% discount, referred to in the prospectus and this statement of additional information as a redemption fee, directly affects the amount a shareholder who is subject to the discount receives upon exchange or redemption. It is intended to encourage long-term investment in the Fund, to avoid transaction and other expenses caused by early redemptions and to facilitate portfolio management. The fee is not a deferred sales charge, is not a commission paid to the Advisor or its subsidiaries, and does not benefit the Advisor in any way. The Fund reserves the right to modify the terms of or terminate this fee at any time.

The redemption discount will not be applied to (a) a redemption of Class S shares of the Fund outstanding for six months or more, (b) shares purchased through certain retirement plans, including 401(k) plans, 403(b) plans, 457 plans, Keogh accounts, and Profit Sharing and Money Purchase Pension Plans, (c) a redemption of reinvestment shares (i.e., shares purchased through the reinvestment of dividends or capital gains distributions paid by the Fund), (d) a redemption of shares due to the death of the registered shareholder of a Fund account, or, due to the death of all registered shareholders of a Fund account with more than one registered shareholder, (i.e., joint tenant account), upon receipt by Scudder Service Corporation of appropriate written instructions and documentation satisfactory to Scudder Service Corporation, or (e) a redemption of shares by the Fund upon exercise of its right to liquidate accounts (i) falling below the minimum account size by reason of shareholder redemptions or
(ii) when the shareholder has failed to provide tax identification information. However, if shares are purchased for a retirement plan account through a broker, financial institution or recordkeeper maintaining an omnibus account for the shares, such waiver may not apply. (Before purchasing shares, please check with your account representative concerning the availability of the fee waiver.) In addition, this waiver does not apply to IRA and SEP-IRA accounts. For this purpose and without regard to the shares actually redeemed, shares will be treated as redeemed as follows: first, reinvestment shares; second, purchased shares held six months or more; and third, purchased shares held for less than six months. Finally, if a redeeming shareholder acquires Fund shares through a transfer from another shareholder, applicability of the discount, if any, will be determined by reference to the date the shares were originally purchased, and not from the date of transfer between shareholders.


Redemption by Telephone

Shareholders currently receive the right automatically, without having to elect it, to redeem by telephone up to $100,000 to their address of record. In order to request redemptions by telephone, shareholders must have completed and returned to the Transfer Agent the application, including the designation of a bank account to which the redemption proceeds are to be sent.

         (a) NEW INVESTORS wishing to establish telephone redemption to a predesignated bank account must complete the appropriate section on the application.

         (b) EXISTING SHAREHOLDERS (except those who are Scudder IRA, Scudder Pension and Profit-Sharing, Scudder 401(k) and Scudder 403(b) Planholders) who wish to establish telephone redemption to a predesignated bank account or who want to change the bank account previously designated to receive redemption proceeds should either return a Telephone Redemption Option Form (available upon request) or send a letter identifying the account and specifying the exact information to be changed. The letter must be signed exactly as the shareholder's name(s) appears on the account. A signature and a signature guarantee are required for each person in whose name the account is registered.

Telephone redemption is not available with respect to shares represented by share certificates.

If a request for redemption to a shareholder's bank account is made by telephone or fax, payment will be made by Federal Reserve Bank wire to the bank account designated on the application, unless a request is made that the redemption check be mailed to the designated bank account. There will be a $5.00 charge for all wire redemptions.

         Note: Investors designating a savings bank to receive their telephone redemption proceeds are advised that if the savings bank is not a participant in the Federal Reserve System, redemption proceeds must be wired through a commercial bank which is a correspondent of the savings bank. As this may delay receipt by the shareholder's account, it is suggested that investors wishing to use a savings bank discuss wire procedures with their bank and submit any special wire transfer information with the telephone redemption authorization. If appropriate wire information is not supplied, redemption proceeds will be mailed to the designated bank.

The Fund employs procedures, including recording telephone calls, testing a caller's identity, and sending written confirmation of telephone transactions, designed to give reasonable assurance that instructions communicated by telephone are genuine, and to discourage fraud. To the extent that the Fund does not follow such procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions. The Fund will not be liable for acting upon instructions communicated by telephone that it reasonably believes to be genuine.

Redemption requests by telephone (technically a repurchase by agreement between the Fund and the shareholder) of shares purchased by check will not be accepted for seven (7) business days following their purchase.

Redemption By QuickSell


Shareholders whose predesignated bank account of record is a member of the Automated Clearing House Network (ACH) and who have elected to participate in the QuickSell program may sell shares of the Fund by telephone (minimum $50 and maximum $250,000). Proceeds in the amount of your redemption will be transferred to your bank checking account two or three business days following your call. For requests received by the close of regular trading on the Exchange, normally 4:00 p.m. Eastern Standard Time, shares will be redeemed at the net asset value per share calculated at the close of trading on the day of your call. QuickSell requests received after the close of regular trading on the Exchange will begin their processing and be redeemed at the net asset value calculated the following business day. QuickSell transactions are not available for Scudder IRA accounts and most other retirement plan accounts.


In order to request redemptions by QuickSell, shareholders must have completed and returned to the Transfer Agent the application, including the designation of a bank account to which the redemption proceeds will be credited. New investors wishing to establish QuickSell may so indicate on the application. Existing shareholders who wish to add QuickSell to their account may do so by completing a QuickSell Enrollment Form. After sending in an enrollment form, shareholders should allow for 15 days for this service to be available.

The Fund employs procedures, including recording telephone calls, testing a caller's identity, and sending written confirmation of telephone transactions, designed to give reasonable assurance that instructions communicated by telephone are genuine, and to discourage fraud. To the extent that the Fund does not follow such procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions. The Fund will not be liable for acting upon instructions communicated by telephone that it reasonably believes to be genuine.

Redemption by Mail or Fax

Any  existing  share  certificates   representing  shares  being  redeemed  must
accompany a request for redemption and be duly endorsed or accompanied by a proper stock assignment form with signature(s) guaranteed as explained in the Fund's prospectus.

In order to ensure proper authorization before redeeming shares, the transfer agent may request additional documents such as, but not restricted to, stock powers, trust instruments, certificates of death, appointments as executor, certificates of corporate authority and waivers of tax required in some states when settling estates.


It is suggested that shareholders holding shares registered in other than individual names contact the Fund's transfer agent prior to redemptions to ensure that all necessary documents accompany the request. When shares are held in the name of a corporation, trust, fiduciary or partnership, the transfer agent requires, in addition to the stock power, certified evidence of authority to sign. These procedures are for the protection of shareholders and should be followed to ensure prompt payment. Redemption requests must not be conditional as to date or price of the redemption. Proceeds of a redemption will be sent within seven (7) business days after receipt of a request for redemption that complies with the above requirements. Delays of more than seven (7) days of payment for shares tendered for repurchase or redemption may result but only until the purchase check has cleared.


The requirements for the IRA redemptions are different from those for regular accounts. For more information call 1-800-53-JAPAN.

Redemption-in-Kind

In the event the Fund's management determines that substantial distributions of cash would have an adverse effect on the Fund's remaining shareholders, the Fund reserves the right to honor any request for redemption or repurchase order by making payment in whole or in part in readily marketable securities chosen by the Fund and valued as they are for purposes of computing the Fund's net asset value. The Fund has elected, however, to be governed by Rule 18f-1 under the 1940 Act as a result of which the Fund is obligated to redeem shares, with respect to any one shareholder during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of the period. The tax consequences to a redeeming shareholder are the same whether the shareholder receives cash or securities in payment for his shares.

If redemption payment is made in portfolio securities, the redeeming shareholder will incur brokerage commissions and Japanese sales taxes in converting those securities into cash. In addition, the conversion of securities into cash may expose the shareholder to stock market risk and currency exchange risk.

If a shareholder receives portfolio securities upon redemption of his Fund shares, he may request that such securities either (1) be delivered to him or his designated agent or (2) be liquidated on his behalf and the proceeds of such liquidation (net of any brokerage commissions and Japanese sales taxes) remitted to him.

Other Information

All redemption requests must be directed to the Fund's Transfer Agent. Redemption requests that are delivered to the Fund rather than to the Fund's Transfer Agent will be forwarded to the Transfer Agent, and processed at the next calculated NAV after receipt by the Transfer Agent.

The value of shares redeemed or repurchased may be more or less than the shareholder's cost depending on the net asset value at the time of redemption or repurchase. The Fund does not impose a redemption or repurchase charge. Redemption of shares, including an exchange into another fund in the Scudder Family of Funds, may result in tax consequences (gain or loss) to the shareholder and the proceeds of such redemptions may be subject to backup withholding. (See "TAXES")

Shareholders who wish to redeem shares from Special Plan Accounts should contact the employer, trustee or custodian of the Plan for the requirements.

                    FEATURES AND SERVICES OFFERED BY THE FUND

Internet Access


World Wide Web Site -- The address of the Scudder Funds site is http://www.scudder.com. These sites offers guidance on global investing and developing strategies to help meet financial goals and provides access to the Scudder investor relations department via e-mail. The sites also enables users to access or view fund prospectuses and profiles with links between summary information in Fund Summaries and details in the Prospectus. Users can fill out new account forms on-line, order free software, and request literature on funds.

Account Access -- The Advisor is among the first mutual fund families to allow shareholders to manage their fund accounts through the World Wide Web. Scudder Fund shareholders can view a snapshot of current holdings, review account activity and move assets between Scudder Fund accounts.

The Advisor's personal portfolio capabilities -- known as SEAS (Scudder Electronic Account Services) -- are accessible only by current Scudder Fund shareholders who have set up a Personal Page on Scudder's Web site. Using a secure Web browser, shareholders sign on to their account with their Social Security number and their SAIL password. As an additional security measure, users can change their current password or disable access to their portfolio through the World Wide Web.


An Account Activity option reveals a financial history of transactions for an account, with trade dates, type and amount of transaction, share price and number of shares traded. For users who wish to trade shares between Scudder Funds, the Fund Exchange option provides a step-by-step procedure to exchange shares among existing fund accounts or to new Scudder Fund accounts.

Dividend and Capital Gain Distribution Options



Investors have freedom to choose whether to receive cash or to reinvest any dividends from net investment income or distributions from realized capital gains in additional shares of a Fund. A change of instructions for the method of payment must be received by the Transfer Agent in writing at least five days prior to a dividend record date. Shareholders may change their dividend option either by calling 1-800-225-5163 for Class S or by sending written instructions to the Transfer Agent. Please include your account number with your written request.


Reinvestment is usually made at the closing net asset value determined on the business day following the record date. Investors may leave standing instructions with the Transfer Agent designating their option for either reinvestment or cash distribution of any income dividends or capital gains distributions. If no election is made, dividends and distributions will be invested in additional shares of a Fund.


Investors may also have dividends and distributions automatically deposited to their predesignated bank account through Scudder's Director Distribution Program. Shareholders who elect to participate in the Direct Distributions Program, and whose predesignated checking account of record is with a member bank of the Automated Clearing House Network (ACH) can have income and capital gain distributions automatically deposited to their personal bank account usually within three business days after a Fund pays its distribution. A Direct Distributions request form can be obtained by calling 1-800-225-5163 for Class
S. Confirmation Statements will be mailed to shareholders as notification that distributions have been deposited.


Investors choosing to participate in Scudder's Automatic Withdrawal Plan must reinvest any dividends or capital gains. For most retirement plan accounts, the reinvestment of dividends and capital gains is also required.

Reports to Shareholders

The Trust issues shareholders unaudited semiannual financial statements and annual financial statements audited by independent accountants, including a list of investments held and statements of assets and liabilities, operations, changes in net assets and financial highlights.

Transaction Summaries

Annual summaries of all transactions in each Fund account are available to shareholders. The summaries may be obtained by calling 1-800-225-5163.

                           THE SCUDDER FAMILY OF FUNDS

         The Scudder Family of Funds is America's first family of mutual funds and the nation's oldest family of no-load mutual funds.

MONEY MARKET
         Scudder U.S. Treasury Money Fund
         Scudder Cash Investment Trust
         Scudder Money Market Series+

TAX FREE MONEY MARKET
         Scudder Tax Free Money Fund

TAX FREE
         Scudder  Medium  Term Tax Free Fund
         Scudder  Managed  Municipal  Bonds
         Scudder  High  Yield Tax Free Fund
         Scudder  California  Tax Free Fund*
         Scudder Massachusetts Tax Free Fund*
         Scudder New York Tax Free Fund*

U.S. INCOME
         Scudder Short Term Bond Fund
         Scudder GNMA Fund
         Scudder Income Fund
         Scudder High Yield Opportunity Fund

GLOBAL INCOME
         Scudder Global Bond Fund
         Scudder Emerging Markets Income Fund

ASSET ALLOCATION
         Scudder Pathway Series: Moderate Portfolio
         Scudder Pathway Series: Balanced Portfolio
         Scudder Pathway Series: Growth Portfolio

U.S. GROWTH AND INCOME
         Scudder Balanced Fund
         Scudder Dividend & Growth Fund
         Scudder Growth and Income Fund
         Scudder Select 500 Fund
         Scudder S&P 500 Index Fund

U.S. GROWTH

     Value
         Scudder Large Company Value Fund
         Scudder Value Fund**
         Scudder Small Company Value Fund

     Growth
         Scudder Capital Growth Fund
         Scudder Classic Growth Fund**
         Scudder Large Company Growth Fund
         Scudder Select 1000 Growth Fund
         Scudder Development Fund
         Scudder 21st Century Growth Fund

GLOBAL EQUITY

     Worldwide
         Scudder Global Fund
         Scudder International Fund***
         Scudder Global Discovery Fund**
         Scudder Emerging Markets Growth Fund
         Scudder Gold Fund

     Regional
         Scudder Greater Europe Growth Fund
         Scudder Pacific Opportunities Fund
         Scudder Latin America Fund
         The Japan Fund, Inc.

INDUSTRY SECTOR FUNDS

     Choice Series
         Scudder Health Care Fund
         Scudder Technology Fund

The net asset values of most Scudder funds can be found daily in the "Mutual Funds" section of The Wall Street Journal under "Scudder Funds," and in other leading newspapers throughout the country. Investors will notice the net asset value and offering price are the same, reflecting the fact that no sales commission or "load" is charged on the sale of shares of the Scudder funds. The latest seven-day yields for the money-market funds can be found every Monday and Thursday in the "Money-Market Funds" section of The Wall Street Journal. This information also may be obtained by calling the Scudder Automated Information Line (SAIL) at 1-800-343-2890.

Certain Scudder funds or classes thereof may not be available for purchase or exchange. For more information, please call 1-800-225-5163.

                              SPECIAL PLAN ACCOUNTS

Detailed information on any Scudder investment plan, including the applicable charges, minimum investment requirements and disclosures made pursuant to Internal Revenue Service (the "IRS") requirements, may be obtained by

-----------------------------

** Only the Class S shares are part of the Scudder Family of Funds.
*** Only the International Shares are part of the Scudder Family of Funds.

contacting Scudder Investor Services, Inc., Two International Place, Boston, Massachusetts 02110-4103 or by calling toll free, 1-800-225-2470. The discussions of the plans below describe only certain aspects of the federal income tax treatment of the plan. The state tax treatment may be different and may vary from state to state. It is advisable for an investor considering the funding of the investment plans described below to consult with an attorney or other investment or tax adviser with respect to the suitability requirements and tax aspects thereof.

Shares of the Fund may also be a permitted investment under profit sharing and pension plans and IRAs other than those offered by the Fund's distributor depending on the provisions of the relevant plan or IRA.

None  of  the  plans   assures  a  profit  or  guarantees   protection   against
depreciation, especially in declining markets.

Scudder Retirement Plans: Profit-Sharing and Money Purchase
Pension Plans for Corporations and Self-Employed Individuals

Shares of the Fund may be purchased as the investment medium under a plan in the form of a Scudder Profit-Sharing Plan (including a version of the Plan which includes a cash-or-deferred feature) or a Scudder Money Purchase Pension Plan (jointly referred to as the Scudder Retirement Plans) adopted by a corporation, a self-employed individual or a group of self-employed individuals (including sole proprietorships and partnerships), or other qualifying organization. Each of these forms was approved by the IRS as a prototype. The IRS's approval of an employer's plan under Section 401(a) of the Internal Revenue Code will be greatly facilitated if it is in such approved form. Under certain circumstances, the IRS will assume that a plan, adopted in this form, after special notice to any employees, meets the requirements of Section 401(a) of the Internal Revenue Code as to form.

Scudder 401(k): Cash or Deferred Profit-Sharing Plan for Corporations and Self-Employed Individuals

Shares of the Fund may be purchased as the investment medium under a plan in the form of a Scudder 401(k) Plan adopted by a corporation, a self-employed individual or a group of self-employed individuals (including sole proprietors and partnerships), or other qualifying organization. This plan has been approved as a prototype by the IRS.

Scudder IRA: Individual Retirement Account

Shares of the Fund may be purchased as the underlying investment for an Individual Retirement Account which meets the requirements of Section 408(a) of the Internal Revenue Code.

A single individual who is not an active participant in an employer-maintained retirement plan, a simplified employee pension plan, or a tax-deferred annuity program (a "qualified plan"), and a married individual who is not an active participant in a qualified plan and whose spouse is also not an active participant in a qualified plan, are eligible to make tax deductible contributions of up to $2,000 to an IRA prior to the year such individual attains age 70 1/2. In addition, certain individuals who are active participants in qualified plans (or who have spouses who are active participants) are also eligible to make tax-deductible contributions to an IRA; the annual amount, if any, of the contribution which such an individual will be eligible to deduct will be determined by the amount of his, her, or their adjusted gross income for the year. Whenever the adjusted gross income limitation prohibits an individual from contributing what would otherwise be the maximum tax-deductible contribution he or she could make, the individual will be eligible to contribute the difference to an IRA in the form of nondeductible contributions.

An eligible individual may contribute as much as $2,000 of qualified income (earned income or, under certain circumstances, alimony) to an IRA each year (up to $2,000 per individual for married couples, even if only one spouse has earned income). All income and capital gains derived from IRA investments are reinvested and compound tax-deferred until distributed. Such tax-deferred compounding can lead to substantial retirement savings.

Scudder Roth IRA:  Individual Retirement Account

Shares of the Fund may be purchased as the underlying investment for a Roth Individual Retirement Account ("Roth IRA") which meets the requirements of
Section 408A of the Internal Revenue Code.

A single individual earning below $95,000 can contribute up to $2,000 per year to a Roth IRA. The maximum contribution amount diminishes and gradually falls to zero for single filers with adjusted gross incomes ranging from

$95,000 to $110,000. Married couples earning less than $150,000 combined, and filing jointly, can contribute a full $4,000 per year ($2,000 per IRA). The maximum contribution amount for married couples filing jointly phases out from $150,000 to $160,000.

An eligible individual can contribute money to a traditional IRA and a Roth IRA as long as the total contribution to all IRAs does not exceed $2,000. No tax deduction is allowed under Section 219 of the Internal Revenue Code for contributions to a Roth IRA. Contributions to a Roth IRA may be made even after the individual for whom the account is maintained has attained age 70 1/2.

All income and capital gains derived from Roth IRA investments are reinvested and compounded tax-free. Such tax-free compounding can lead to substantial retirement savings. No distributions are required to be taken prior to the death of the original account holder. If a Roth IRA has been established for a minimum of five years, distributions can be taken tax-free after reaching age 59 1/2, for a first-time home purchase ($10,000 maximum, one-time use) or upon death or disability. All other distributions of earnings from a Roth IRA are taxable and subject to a 10% tax penalty unless an exception applies. Exceptions to the 10% penalty include: disability, certain medical expenses, the purchase of health insurance for an unemployed individual and qualified higher education expenses.

An individual with an income of $100,000 or less (who is not married filing separately) can roll his or her existing IRA into a Roth IRA. However, the individual must pay taxes on the taxable amount in his or her traditional IRA. Individuals who complete the rollover in 1998 will be allowed to spread the tax payments over a four-year period. After 1998, all taxes on such a rollover will have to be paid in the tax year in which the rollover is made.

Scudder 403(b) Plan

Shares of the Fund may also be purchased as the underlying investment for tax sheltered annuity plans under the provisions of Section 403(b)(7) of the Internal Revenue Code. In general, employees of tax-exempt organizations described in Section 501(c)(3) of the Internal Revenue Code (such as hospitals, churches, religious, scientific, or literary organizations and educational institutions) or a public school system are eligible to participate in a 403(b) plan.

Automatic Withdrawal Plan

Non-retirement plan shareholders may establish an Automatic Withdrawal Plan to receive monthly, quarterly or periodic redemptions from his or her account for any designated amount of $50 or more. Shareholders may designate which day they want the automatic withdrawal to be processed. The check amounts may be based on the redemption of a fixed dollar amount, fixed share amount, percent of account value or declining balance. The Plan provides for income dividends and capital gains distributions, if any, to be reinvested in additional shares. Shares are then liquidated as necessary to provide for withdrawal payments. Since the withdrawals are in amounts selected by the investor and have no relationship to yield or income, payments received cannot be considered as yield or income on the investment and the resulting liquidations may deplete or possibly extinguish the initial investment, and any reinvested dividends and capital gains distributions. Requests for increases in withdrawal amounts or to change payee must be submitted in writing, signed exactly as the account is registered and contain signature guarantee(s) as described under "Transaction information -- Redeeming shares -- Signature guarantees" in the Fund's prospectus. Any such requests must be received by the Fund's transfer agent 10 days prior to the date of the first automatic withdrawal. An Automatic Withdrawal Plan may be terminated at any time by the shareholder, the Fund, or its agent on written notice, and will be terminated when all shares of the Fund under the Plan have been liquidated or upon receipt by the Fund of notice of death of the shareholder.

An  Automatic   Withdrawal   Plan  request  form  can  be  obtained  by  calling
1-800-225-5163.

Group or Salary Deduction Plan

An investor may join a Group or Salary Deduction Plan where satisfactory arrangements have been made with Scudder Investor Services, Inc. for forwarding regular investments through a single source. The minimum annual investment is $240 per investor which may be made in monthly, quarterly, semiannual or annual payments. The minimum monthly deposit per investor is $20. Except for trustees or custodian fees for certain retirement plans, at present there is no separate charge for maintaining group or salary deduction plans; however, the Fund, and its agents reserve the right to establish a maintenance charge in the future depending on the services required by the investor.

The Fund reserves the right, after notice has been given to the shareholder, to redeem and close a shareholder's account in the event that the shareholder ceases participating in the group plan prior to investment of $1,000 per individual or in the event of a redemption which occurs prior to the accumulation of that amount or which reduces the account value to less than $1,000 and the account value is not increased to $1,000 within a reasonable time after notification. An investor in a plan who has not purchased shares for six months shall be presumed to have stopped making payments under the plan.

Automatic Investment Plan

Shareholders  may  arrange  to  make  periodic   investments  through  automatic
deductions from checking accounts by completing the appropriate form and providing the necessary documentation to establish this service. The minimum investment is $50.

The Automatic Investment Plan involves an investment strategy called dollar cost averaging. Dollar cost averaging is a method of investing whereby a specific dollar amount is invested at regular intervals. By investing the same dollar amount each period, when shares are priced low the investor will purchase more shares than when the share price is higher. Over a period of time this investment approach may allow the investor to reduce the average price of the shares purchased. However, this investment approach does not assure a profit or protect against loss. This type of regular investment program may be suitable for various investment goals such as, but not limited to, college planning or saving for a home.

Uniform Transfers/Gifts to Minors Act

Grandparents, parents or other donors may set up custodian accounts for minors. The minimum initial investment is $1,000 unless the donor agrees to continue to make regular share purchases for the account through Scudder's Automatic Investment Plan (AIP). In this case, the minimum initial investment is $500.

The Fund reserves the right, after notice has been given to the shareholder and custodian, to redeem and close a shareholder's account in the event that regular investments to the account cease before the $1,000 minimum is reached.

                    DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

The Fund intends to follow the practice of distributing substantially all of net investment company taxable income as well as the entire excess of net realized long-term capital gains over net realized short-term capital losses.


The Fund intends to distribute any dividends from its net investment income and net realized capital gains after utilization of capital loss carryforwards, if any, in December to prevent application of a federal excise tax. An additional distribution may be made within three months of the Fund's year end, if necessary. Any dividends or capital gains distributions declared in October, November or December with a record date in any such month and paid during the following January will be treated by shareholders for federal income tax purposes as if received on December 31 of the calendar year declared. If a shareholder has elected to reinvest any dividends and/or other distributions, such distributions will be made in additional shares of the Fund and confirmations will be mailed to each shareholder. If a shareholder has chosen to receive cash, a check will be sent. The Fund will reinvest dividend checks (and future dividends) and shares of the same Fund and class if checks are returned as undeliverable.


                        PERFORMANCE AND OTHER INFORMATION

From time to time, quotations of the Fund's performance may be included in advertisements, sales literature or reports to shareholders or prospective investors. These performance figures will be computed separately for each class of shares of the Fund and may be calculated in the following manner:

Average Annual Total Return is the average annual compound rate of return for, where applicable, the periods of one year, five years, and ten years, all ended on the last day of a recent calendar quarter. Average annual total return quotations reflect changes in the price of the Fund's shares and assume that all dividends and capital gains distributions during the respective periods were reinvested in Fund shares. Average annual total return is calculated by finding the average annual compound rates of return of a hypothetical investment over such periods, that would compare the initial amount to the ending redeemable value of such investment according to the following formula and (average annual total return is then expressed as a percentage):

                               T = (ERV/P)^1/n - 1

Where:

     T          =   average annual total return
     P          =   a hypothetical initial payment of $1,000
     n          =   Number of years
     ERV        =   Ending  redeemable  value: ERV  is the value, at the e nd of the applicable period, of a hypothetical $1,000 payment made at the beginning of the applicable period.


             Average Annual Total Return for periods ended 12/31/00

                                 Class S shares*

              One Year           Five Years        Ten Years
              --------           ----------        ---------


               -27.28%             8.67%             4.87%

*On May 1, 2000, existing shares of the Fund were designated as Class S shares.


Cumulative Total Return is the compound rate of return on a hypothetical initial investment of $1000 for a specified period. Cumulative total return quotations reflect the change in the price of the Fund's shares and assume that all dividends and capital gains distributions were reinvested in Fund shares. Cumulative total return is calculated by finding the compound rates of return of hypothetical investment over such period, according to the following formula (cumulative total return is then expressed as a percentage):

                                 C = (ERV/P) - 1

  Where:

      C          =  cumulative total return
      P          =  a hypothetical initial investment of $1,000
      ERV        =  ending  redeemable  value: ERV is the value, at  the end  of the applicable period, of a hypothetical $1,000 investment made at the beginning of the applicable period.



               Cumulative Total Return for periods ended 12/31/00

                                 Class S shares*

                One Year           Five Years        Ten Years
                --------           ----------        ---------


                 -27.28%             51.56%           60.95%


* On May 1, 2000, existing shares of the fund were designated as Class S shares.

Total Return is the rate of return on an investment for a specified period of time calculated in the same manner as cumulative total return.

Capital Change measures the return from invested capital including reinvested capital gains distributions. Capital change does not include the reinvestment of income dividends.

The investment results of the Fund will tend to fluctuate over time, so that current distributions, total returns and capital change should not be considered representations of what an investment may earn in any future period. Actual distributions will tend to reflect changes in market yields, and will also depend upon the level of the Fund's expenses, realized investment gains and losses, and the results of the Fund's investment policies. Thus, at any point in time, current distributions or total returns may be either higher or lower than past results, and there is no assurance that any historical performance record will continue.

Quotations of the Fund's performance are based on historical earnings and are not intended to indicate future performance of the Fund. An investor's shares when redeemed may be worth more or less than their original cost. Performance of the Fund will vary based on changes in market conditions and the level of the Fund's expenses.

Comparison of non-standard performance data of various investments is valid only if such performance is calculated in the same manner. Since there are different methods of calculating performance, investors should consider the effect of the methods used to calculate performance when comparing performance of the Fund with performance quoted with respect to other investment companies or types of investments.

Comparison of Fund Performance

A comparison of the quoted non-standard performance offered for various investments is valid only if performance is calculated in the same manner. Since there are different methods of calculating performance, investors should consider the effects of the methods used to calculate performance when comparing performance of the Fund with performance quoted with respect to other investment companies or types of investments.

In connection with communicating its performance to current or prospective shareholders, the Fund also may compare these figures to the performance of unmanaged indices which may assume reinvestment of dividends or interest but generally do not reflect deductions for administrative and management costs. Examples include, but are not limited to the Dow Jones Industrial Average, the Consumer Price Index, Standard & Poor's 500 Composite Stock Price Index (S&P
500), the Nasdaq OTC Composite Index, the Nasdaq Industrials Index, the Russell 2000 Index, and statistics published by the Small Business Administration.

The index used in the risk return summary of the Fund's prospectus is different from that used in the Fund's annual report and has been selected because it is believed to better represent the securities and markets in which the Fund typically invests. The Fund intends to change the index used in the Fund's next annual report to conform to that used in the risk return summary of the prospectus.

Because some or all of the Fund's investments are denominated in foreign currencies, the strength or weakness of the U.S. dollar as against these currencies may account for part of the Fund's investment performance. Historical information on the value of the dollar versus foreign currencies may be used from time to time in advertisements concerning the Fund. Such historical information is not indicative of future fluctuations in the value of the U.S. dollar against these currencies. In addition, marketing materials may cite country and economic statistics and historical stock market performance for any of the countries in which the Fund invests, including, but not limited to, the following: population growth, gross domestic product, inflation rate, average stock market price-earnings ratios and the total value of stock markets. Sources for such statistics may include official publications of various foreign governments and exchanges.

From time to time, in advertising and marketing literature, this Fund's performance may be compared to the performance of broad groups of mutual funds with similar investment goals, as tracked by independent organizations such as, Investment Company Data, Inc. ("ICD"), Lipper Analytical Services, Inc. ("Lipper"), CDA Investment Technologies, Inc. ("CDA"), Morningstar, Inc., Value Line Mutual Fund Survey and other independent organizations. When these organizations' tracking results are used, the Fund will be compared to the appropriate fund category, that is, by fund objective and portfolio holdings, or to the appropriate volatility grouping, where volatility is a measure of a fund's risk. For instance, a Scudder growth fund will be compared to funds in the growth fund category; a Scudder income fund will be compared to funds in the income fund category; and so on. Scudder funds (except for money market funds) may also be compared to funds with similar volatility, as measured statistically by independent organizations. In addition, the Fund's performance may be compared to the performance of broad groups of comparable mutual funds. Unmanaged indices with which the Fund's performance may be compared include, but are not limited to, the following:

                  The Europe/Australia/Far East (EAFE) Index
                  International Finance Corporation's Latin America Investable Total Return Index
                  Morgan Stanley Capital International World Index
                  J.P. Morgan Global Traded Bond Index
                  Salomon Brothers World Government Bond Index
                  Nasdaq Composite Index
                  Wilshire 5000 Stock Index


From time to time, in marketing and other Fund literature, Directors and officers of the Fund, the Fund's portfolio manager, or members of the portfolio management team may be depicted and quoted to give prospective and current shareholders a better sense of the outlook and approach of those who manage the Fund. In addition, the amount of assets that the Advisor has under management in various geographical areas may be quoted in advertising and marketing materials.


The Fund may be advertised as an investment choice in Scudder's college planning program. The description may contain illustrations of projected future college costs based on assumed rates of inflation and examples of hypothetical fund performance, calculated as described above.

Statistical and other information, as provided by the Social Security Administration, may be used in marketing materials pertaining to retirement planning in order to estimate future payouts of social security benefits. Estimates may be used on demographic and economic data.

Marketing and other Fund literature may include a description of the potential risks and rewards associated with an investment in the Fund. The description may include a "risk/return spectrum" which compares the Fund to other Scudder funds or broad categories of funds, such as money market, bond or equity funds, in terms of potential risks and returns. Money market funds are designed to maintain a constant $1.00 share price and have a fluctuating yield. Share price, yield and total return of a bond fund will fluctuate. The share price and return of an equity fund also will fluctuate. The description may also compare the Fund to bank products, such as certificates of deposit. Unlike mutual funds, certificates of deposit are insured up to $100,000 by the U.S. Government and offer a fixed rate of return.

Because bank products guarantee the principal value of an investment and money market funds seek stability of principal, these investments are considered to be less risky than investments in either bond or equity funds, which may involve the loss of principal. However, all long-term investments, including investments in bank products, may be subject to inflation risk, which is the risk of erosion of the value of an investment as prices increase over a long time period. The risks/returns associated with an investment in bond or equity funds depend upon many factors. For bond funds these factors include, but are not limited to, a fund's overall investment objective, the average portfolio maturity, credit quality of the securities held, and interest rate movements. For equity funds, factors include a fund's overall investment objective, the types of equity securities held and the financial position of the issuers of the securities. The risks/returns associated with an investment in international bond or equity funds also will depend upon currency exchange rate fluctuation.

A risk/return spectrum generally will position the various investment categories in the following order: bank products, money market funds, bond funds and equity funds. Shorter-term bond funds generally are considered less risky and offer the potential for less return than longer-term bond funds. The same is true of domestic bond funds relative to international bond funds, and bond funds that purchase higher quality securities relative to bond funds that purchase lower quality securities. Growth and income equity funds are generally considered to be less risky and offer the potential for less return than growth funds. In addition, international equity funds usually are considered more risky than domestic equity funds but generally offer the potential for greater return.

Risk/return spectrums also may depict funds that invest in both domestic and foreign securities or a combination of bond and equity securities.

Evaluation of Fund performance or other relevant statistical information made by independent sources may also be used in advertisements concerning the Fund, including reprints of, or selections from, editorials or articles about this Fund.

Taking a Global Approach

Many U.S. investors limit their holdings to U.S. securities because they assume that international or global investing is too risky. While there are risks connected with investing overseas, it's important to remember that no investment -- even in blue-chip domestic securities -- is entirely risk free. Looking outside U.S. borders, an investor today can find opportunities that mirror domestic investments -- everything from large, stable multinational companies to start-ups in emerging markets. To determine the level of risk with which you are comfortable, and the potential for reward you're seeking over the long term, you need to review the type of investment, the world markets, and your time horizon.

The United States is unusual in that it has a very broad economy that is well represented in the stock market. However, many countries around the world are not only undergoing a revolution in how their economies operate, but also in terms of the role their stock markets play in financing activities. There is vibrant change throughout the global economy and all of this represents potential investment opportunity.

Investing beyond the United States can open this world of opportunity, due partly to the dramatic shift in the balance of world markets. In 1970, the United States alone accounted for two-thirds of the value of the world's stock markets. Now, the situation is reversed -- only 35% of global stock market capitalization resides here. There are companies in Southeast Asia that are starting to dominate regional activity; there are companies in Europe that are expanding outside of their traditional markets and taking advantage of faster growth in Asia and Latin America; other companies throughout the world are getting out from under state control and restructuring; developing countries continue to open their doors to foreign investment.

Stocks in many foreign markets can be attractively priced. The global stock markets do not move in lock step. When the valuations in one market rise, there are other markets that are less expensive. There is also volatility within markets in that some sectors may be more expensive while others are depressed in valuation. A wider set of opportunities can help make it possible to find the best values available.

International or global investing offers diversification because the investment is not limited to a single country or economy. In fact, many experts agree that investment strategies that include both U.S. and non-U.S. investments strike the best balance between risk and reward.

                                FUND ORGANIZATION

The Fund was incorporated under the laws of the State of Maryland in 1961.

The authorized capital stock of the Fund consists of 600,000,000 shares of a par value of $.33 1/3 each -- of which one hundred million (100,000,000) of such shares are designated as "Class A" shares of Common Stock, fifty million (50,000,000) of such shares are designated as "Class B" shares of Common Stock, fifty million (50,000,000) of such shares are designated as "Class C" shares of Common Stock, one hundred million (100,000,000) of such shares are designated as "AARP Shares" of Common Stock and three hundred million (300,000,000) of such shares are designated as "Class S" shares of Common Stock. The AARP shares are not currently offered to shareholders. All shares issued and outstanding are fully paid and non-assessable, transferable, and redeemable at net asset value, subject to such changes as may be applicable, at the option of the shareholder. Shares have no preemptive or conversion rights.

The shares of the Fund have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of directors can elect 100% of the directors if they choose to do so, and, in such event, the holders of the remaining less than 50% of the shares voting for the election of directors will not be able to elect any person or persons to the Board of Directors.

To the knowledge of the Fund, no person is a control person of the Fund within the meaning ascribed to such term under the Securities Act of 1933, as amended.


As of March 31, 2001__________shares in the aggregate, or _____% of the outstanding shares of the Fund were held in the name of Charles Schwab, 101 Montgomery Street, San Francisco, CA 94101, who may be deemed to be the beneficial owner of such shares, but disclaims any beneficial ownership therein.

As of March 31, 2001, ________ shares in the aggregate, or ___% of the outstanding shares of the Fund were held in the name of Fidelity Investments Institutional Operations Company, 100 Magellan Way, Covington, KY 41015, who may be deemed to be the beneficial owner of such shares, but disclaims any beneficial ownership therein.

To the best of the Fund's knowledge, as of March 31, 2001, no person owned beneficially more than 5% of the Fund's outstanding shares except as stated above.

                        INVESTMENT ADVISORY ARRANGEMENTS




Zurich Scudder Investments, Inc. (the "Advisor"), 354 Park Avenue, New York, New York an investment counsel firm, acts as investment adviser to the Funds. This organization, the predecessor of which is Scudder, Stevens & Clark, Inc., is one of the most experienced investment counsel firms in the U. S. It was established as a partnership in 1919 and pioneered the practice of providing investment counsel to individual clients on a fee basis. In 1928 it introduced the first no-load mutual fund to the public. In 1953 the Advisor introduced Scudder International Fund, Inc., the first mutual fund available in the U.S. investing internationally in securities of issuers in several foreign countries. The predecessor firm reorganized from a partnership to a corporation on June 28, 1985. On December 31, 1997, Zurich Insurance Company ("Zurich") acquired a majority interest in the Advisor, and Zurich Kemper Investments, Inc., a Zurich subsidiary, became part of the Advisor. The Advisor's name changed to Scudder Kemper Investments, Inc. On September 7, 1998, the businesses of Zurich (including Zurich's 70% interest in Advisor ) and the financial services businesses of B.A.T Industries p.l.c. ("B.A.T") were combined to form a new global insurance and financial services company known as Zurich Financial
Services Group. By way of a dual holding company structure, former Zurich shareholders initially owned approximately 57% of Zurich Financial Services Group, with the balance initially owned by former B.A.T shareholders. On October 17, 2000, the dual-headed holding company structure of Zurich Financial Services Group, comprised of Allied Zurich p.l.c. in the United Kingdom and Zurich Allied in Switzerland, was unified into a single Swiss holding company, Zurich Financial Services. On January 1, 2001, Scudder Kemper Investments, Inc. changed its name to Zurich Scudder Investments, Inc.




Founded in 1872, Zurich is a multinational, public corporation organized under the laws of Switzerland. Its home office is located at Mythenquai 2, 8002 Zurich, Switzerland. Historically, Zurich's earnings have resulted from its operations as an insurer as well as from its ownership of its subsidiaries and affiliated companies (the "Zurich Insurance Group"). Zurich and the Zurich Insurance Group provide an extensive range of insurance products and services and have branch offices and subsidiaries in more than 40 countries throughout the world.


The principal source of the Advisor's income is professional fees received from providing continuous investment advice. Today, it provides investment counsel for many individuals and institutions, including insurance companies, colleges, industrial corporations, and financial and banking organizations as well as providing investment advice to over 74 open and closed-end mutual funds.


The Advisor maintains a large research department, which conducts continuous studies of the factors that affect the position of various industries, companies and individual securities. The Advisor receives published reports and statistical compilations from issuers and other sources, as well as analyses from brokers and dealers who may execute portfolio transactions for the Advisor's clients. However, the Advisor regards this information and material as an adjunct to its own research activities. The Advisor's international investment management team travels the world, researching hundreds of companies. In selecting the securities in which the Fund may invest, the conclusions and investment decisions of the Advisor with respect to the Funds are based primarily on the analyses of its own research department.

Certain investments may be appropriate for the Fund and also for other clients advised by the Advisor. Investment decisions for a fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Advisor to be equitable to each. In some cases, this procedure could have an adverse effect on the price or amount of the securities purchased or sold by a fund. Purchase and sale orders for a fund may be combined with those of other clients of the Advisor in the interest of achieving the most favorable net results to that fund.

In certain cases, the investments for the Fund are managed by the same individuals who manage one or more other mutual funds advised by the Advisor, that have similar names, objectives and investment styles. You should be aware that the Fund is likely to differ from these other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Fund can be expected to vary from those of these other mutual funds.

The present investment management agreement (the "Agreement") was approved by the Directors on July 9, 1998, became effective September 7, 1998, and was approved at a shareholder meeting held on December 11, 1998. The Agreement will continue in effect until October 31, 2001 and from year to year thereafter only if its continuance is approved annually by the vote of a majority of those Directors who are not parties to such Agreement or interested persons of the Advisor or the Fund, cast in person at a meeting called for the purpose of voting on such approval, and either by a vote of the Fund's Directors or of a majority of the outstanding voting securities of the Fund. The Agreement may be terminated at any time without payment of penalty by either party on sixty days' written notice and automatically terminate in the event of its assignment.

Under the Agreement, the Advisor regularly provides the Fund with continuing investment management for the Fund's portfolio consistent with the Fund's investment objectives, policies and restrictions and determines what securities shall be purchased, held or sold and what portion of the Fund's assets shall be held uninvested, subject to the Fund's Articles, By-Laws, the 1940 Act, the Code and to the Fund's investment objective, policies and restrictions, and subject, further, to such policies and instructions as the Board of Directors of the Fund may from time to time establish.

Under the Agreement, the Advisor renders significant administrative services (not otherwise provided by third parties) necessary for the Fund's operations as an open-end investment company including, but not limited to, preparing reports and notices to the Directors and shareholders; supervising, negotiating contractual arrangements with, and monitoring various third-party service providers to the Fund (such as the Fund's transfer agent, pricing agents, custodian, accountants and others); preparing and making filings with the Commission and other regulatory agencies; assisting in the preparation and filing of the Fund's federal, state and local tax returns; preparing and filing the Fund's federal excise tax returns; assisting with investor and public relations matters; monitoring the valuation of securities and the calculation of net asset value; monitoring the registration of shares of the Fund under applicable federal and state securities laws; maintaining the Fund's books and records to the extent not otherwise maintained by a third party; assisting in establishing accounting policies of the Fund; assisting in the resolution of accounting and legal issues; establishing and monitoring the Fund's operating budget; processing the payment of the Fund's bills; assisting the Fund in, and otherwise arranging for, the payment of distributions and dividends and otherwise assisting the Fund in the conduct of its business, subject to the direction and control of the Directors.

The Advisor pays the compensation and expenses of all Directors, officers and executive employees (except expenses incurred attending Board and committee meetings outside New York, New York or Boston, Massachusetts) of the Fund affiliated with the Advisor and makes available, without expense to the Fund, the services of such Directors, officers and employees of the Advisor as may duly be elected officers of the Fund, subject to their individual consent to serve and to any limitations imposed by law, and provides the Fund's office space and facilities.

For its services under the Agreement, the Advisor receives a monthly fee, payable in dollars, equal on an annual basis to 0.85 of 1% of the first $100 million of average daily net assets, 0.75 of 1% on net assets in excess of $100 million up to and including $300 million, 0.70 of 1% on net assets in excess of $300 million up to and including $600 million, and 0.65 of 1% of net assets in excess of $600 million. For purposes of computing the monthly fee, the average daily net assets of the Fund is determined as of the close of business on each business day of each month throughout the year. For the year ended December 31, 2000, the fee pursuant to the Agreement amounted to $6,018,587, which was equivalent to an annual effective rate of 0.72% of the Fund's average daily net assets.

Under the Agreement the Fund is responsible for all of its other expenses including: organizational costs, fees and expenses incurred in connection with membership in investment company organizations; brokers' commissions; legal, auditing and accounting expenses; taxes and governmental fees; the fees and expenses of the Transfer Agent; the cost of preparing share certificates or any other expenses of issue, sale, underwriting, distribution, redemption or repurchase of shares; the expenses of and the fees for registering or qualifying securities for sale; the fees and expenses of Directors, officers and employees of the Fund who are not affiliated with the Advisor; the cost of printing and distributing reports and notices to stockholders; and the fees and disbursements of custodians. The Fund may arrange to have third parties assume all or part of the expenses of sale, underwriting and distribution of shares of the Fund. The Fund is also responsible for its expenses of shareholders' meetings, the cost of responding to shareholders' inquiries, and its expenses incurred in connection with litigation, proceedings and claims and the legal obligation it may have to indemnify its officers and Directors of the Fund with respect thereto. The custodian agreement provides that the custodian shall compute the net asset value.

The Agreement expressly provides that the Advisor shall not be required to pay a pricing agent of any Fund for portfolio pricing services, if any.

The Advisor may serve as Advisor to other funds with investment objectives and policies similar to those of the Funds that may have different distribution arrangements or expenses, which may affect performance.

Sub-Advisor. Zurich Scudder Investments Japan, Inc., Kamiyachyo Mori Building, 4-3-20, Toranomon, Minato-ku, Tokyo, Japan, an affiliate of the advisor, is the subadvisor to the Fund. The subadvisor render investment advisory and management services with regard to the portion of the Fund's portfolio as allocated to the sub-advisor by the advisor from time-to-time for management, including services related to foreign securities, foreign currency transactions and related investments.

Under the terms of the Subadvisory Agreement, the Subadvisor serves as investment counsel to the Advisor with respect to the investment portfolio of the Fund, which is under the management of the Advisor pursuant to an Investment Management Agreement between the Advisor and the Fund dated September 7, 1998. The Subadvisor manages the investment and reinvestment of the Fund's portfolio and will provide such investment advice, research and assistance as the Advisor may, from time to time, reasonably request.

As compensation for its services, the Advisor pays to the Subadvisor, payable monthly, a sub-advisory fee computed at an annual rate of 0.280% of the average daily net assets of the Fund. The Subadvisory Agreement provides that the Subadvisor will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with matters to which the Subadvisory Agreement relates, except a loss resulting from willful misconduct, bad faith or gross negligence on the part of the Subadvisor in the performance of its duties or from reckless disregard by the Subadvisor of its obligations and duties under the Subadvisory Agreement.

The Subadvisory Agreement remains in effect until October 31, 2001 unless sooner terminated or not annually approved as described below. Notwithstanding the foregoing, the Subadvisory Agreement shall continue in effect until October 31, 2001 and year to year thereafter, but only as long as such continuance is specifically approved at least annually (a) by a majority of the Directors of the Corporation who are not parties to such agreement or interested persons of any such party except in their capacity as Directors of the Corporation, and (b) by the shareholders or the Board of Directors of the Corporation. The Subadvisory Agreement may be terminated at any time upon 60 days' notice by the Advisor or by the Board of Directors of the Corporation or by majority vote of the outstanding shares of the Fund, and will terminate automatically upon assignment or upon termination of the Fund's investment management agreement.


                                 CODE OF ETHICS


The Fund, the Advisor, the Subadvisor and principal underwriter have each adopted codes of ethics under rule 17j-1 of the Investment Company Act. Board members, officers of the Fund and employees of the Advisor, Subadvisor and principal underwriter are permitted to make personal securities transactions, including transactions in securities that may be purchased or held by the Fund, subject to requirements and restrictions set forth in the applicable

Code of Ethics. The Advisor's Code of Ethics contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Fund. Among other things, the Advisor's Code of Ethics prohibits certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, and requires the submission of duplicate broker confirmations and quarterly reporting of securities transactions. Additional restrictions apply to portfolio managers, traders, research analysts and others involved in the investment advisory process. Exceptions to these and other provisions of the Advisor's Code of Ethics may be granted in particular circumstances after review by appropriate personnel.


                             DIRECTORS AND OFFICERS

                                                                                              Position with
                                                                                              Underwriter, Scudder
Name, Age and Address              Position with Fund       Principal Occupation**            Investor Services, Inc.
---------------------              ------------------       --------------------              -----------------------


Lynn S. Birdsong (54)#             President and Director   Managing Director, Zurich         Senior Vice President
                                                            Scudder Investments, Inc.

William L. Givens (71)             Chairman and Director    President,                        ___
Twain Associates, Inc.                                      Twain Associates
553 Boylston Street
Brookline, MA 02146

Thomas M. Hout (58)                Director                 Senior Advisor,                   ___
Boston Consulting Group                                     Boston Consulting Group
Exchange Place
Boston, MA 02109

John F. Loughran (69)              Director                 Retired Senior Adviser for        ___
Box 502                                                     Asia Pacific to J.P. Morgan &
95 Zukor Road                                               Co., Inc.
New York, NY 10956

Yasuo Kanzaki (    )               Director
The Nikko Research Center, Ltd.
1-2-5 Nihonbashi Kayabacho
Chuo-ku, Tokyo 103-0025
Japan

Yoshihiko Miyauchi (65)            Director                 President and Chief Executive     ___
ORIX Corporation                                            Officer of ORIX Corporation
3-22-8 Shiba
Minato-ku
Tokyo 105-8683
Japan


William V. Rapp (62)               Director                 Managing Director,                ___
85 River Road                                               Rue Associates; Academic
Scarborough, NY 10510                                       Director, International
                                                            Relations, Yale University
                                                            Senior Research Associate,
                                                            Columbia University Center on
                                                            Japan Economy and Business




                                       43

                                                                                              Position with
                                                                                              Underwriter, Scudder
Name, Age and Address              Position with Fund       Principal Occupation**            Investor Services, Inc.
---------------------              ------------------       --------------------              -----------------------


Takeo Shiina (71)                  Director                 Chairman, IBM Japan, Ltd.         ___
IBM Japan, Ltd.
3-2-12 Roppongi, Minato-ku
Tokyo 106-8711
Japan


Hiroshi Yamanaka (88)              Honorary Director        Honorary Senior Adviser to        ___
Meiji Mutual Life                                           the Board, Meiji Mutual Life
Insurance Company                                           Insurance Company
1-1 Marunouchi, 2-chome
Chiyoda-ku
Tokyo 100, Japan

William H. Gleysteen, Jr. (74)     Honorary Director        Consultant                        ___
4937 Crescent Street
Bethesda, MD 20816

Henry Rosovsky (73)*               Honorary Director        Professor,                        ---
Harvard University                                          Harvard University
17 Quincy Street
Cambridge, MA  02138

O. Robert Theurkauf (73)#          Honorary Director        Advisory Managing Director,
                                                            Zurich Scudder Investments, Inc.


Jonathan Mason (85)                Honorary Director        Retired First Vice President      ___
12092 Longwood Green Drive                                  Prudential-Bache Securities,
West Palm Beach, FL 33414                                   Inc.

James W. Morley (79)               Honorary Director        Professor of Political            ___
Rm. 905 International Affairs,                              Science Emeritus Columbia
Columbia University                                         University
420 West 118the Street
New York, NY 10027

Robert G. Stone, Jr. (78)          Honorary Director        Chairman of the Board and         ___
Kirby Corporation                                           Director, Kirby Corporation
405 Lexington Ave, 39th Fl.
New York, NY 10174

Shoji Umemura (81)*                Honorary Director        Board Counselor,                  ___
The Nikko Securities Co., Ltd.                              The Nikko Securities Co., Ltd.
3-1 Marunouchi 3-chome
Chiyoda-ku
Tokyo, Japan

Elizabeth J. Allan (47)#           Vice President           Senior Vice President, Zurich     ___
                                                            Scudder Investments, Inc.





                                       44

                                                                                              Position with
                                                                                              Underwriter, Scudder
Name, Age and Address              Position with Fund       Principal Occupation**            Investor Services, Inc.
---------------------              ------------------       --------------------              -----------------------

                                                                                              ---
Seung K. Kwak (39)#                Vice President           Managing Director, Zurich         ___
                                                            Scudder Investments, Inc.
Miyuki Wakatsuki (64)              Vice President           General Manager, Japan Fund       ___
17-9, Nihonbashi-Hakozakicho                                Office, Nikko International
Chuo-Ku                                                     Capital Management Co., Ltd.
Tokyo 103, Japan

Gina Provenzano (59)#              Vice President and       Vice President, Zurich            ___
                                   Treasurer                Scudder Investments, Inc.
Kathryn L. Quirk (48)#             Vice President and       Managing Director, Zurich         Director, Senior Vice
                                   Secretary                Scudder Investments, Inc.         President, Chief Legal
                                                                                              Officer and Assistant
                                                                                              Clerk

Maureen E. Kane (39)+              Assistant Secretary      Vice President, Zurich            ___
                                                            Scudder Investments, Inc.

John R. Hebble (43)+               Assistant Treasurer      Senior Vice President, Zurich     ___
                                                            Scudder Investments, Inc.



* Director considered by the Fund and its counsel to be an "interested person" (as defined in the 1940 Act) of the Fund or its investment manager because of his affiliation with a broker-dealer.
** Unless otherwise stated, all the directors and officers of the Fund have been associated with their respective companies for more than five years, but not necessarily in the same capacity.
#        Address = 345 Park Avenue, New York, New York 10154-0010.
+        Address = Two International Place, Boston, Massachusetts 02110-4103

The Executive Committee of the Fund's Board of Directors, which currently consists of Messrs. Loughran, Galvin and Birdsong, has and may exercise any or all of the powers of the Board of Directors in the management of the business and affairs of the Fund when the Board is not in session, except as provided by law and except the power to increase or decrease, or fill vacancies on, the Board.


As of April 2, 2001, all Directors and Officers of the Fund, as a group, owned beneficially (as that term is defined in Section 13 (d) of The Securities and Exchange Act of 1934) less than 1% of the outstanding shares of any class.

As of April 2, 2001, 9,842,773 shares in the aggregate, or 19.04% of the outstanding shares of the Fund's Class S shares were held in the name of Charles Schwab, 101 Montgomery Street, San Francisco, CA, 94101 who may be deemed to be beneficial owner of such shares.

To the knowledge of the Corporation, as of April 2, 2001, no person owned beneficially more than 5% of the outstanding shares of any class of the Fund, except as stated above.

To the knowledge of the Fund, no person is a control person of the Fund within the meaning ascribed to such term under the Securities Act of 1933, as amended.


                                  REMUNERATION


Several of the officers and Directors of the Fund may be officers of Zurich Scudder Investments, Inc. or of The Nikko Securities Co., Ltd. The Fund pays direct remuneration only to those officers of the Fund who are not affiliated with Scudder or their affiliates. Each of the Directors who are not affiliated with Scudder Kemper Investments, Inc. or The Nikko Securities Co., Ltd. will be paid by the Fund. Each of these unaffiliated Directors receives an annual

Director's fee of $6,000 with the exception of the Chairman of the Board, who receives $16,000 annually. Each Director also receives fees of $1,000 for attending each meeting of the Board and $750 for attending each committee meeting, or meeting held for the purpose of considering arrangements between the Fund and Scudder Kemper Investments, Inc., or any of its other affiliates. Each unaffiliated Director also receives $750 per committee meeting attended. Since July 30, 1992, Honorary Directors of the Fund receive $1,000 for each Board meeting attended. For the year ended December 31, 2000, total expenses were $208,859


Under the Fund's Directors' Retirement Plan (the "Retirement Plan"), Non-Interested Directors retiring at or after age 72 with five or more years of service are entitled to receive, each year for ten years, a payment equal to 50 to 100 percent (depending on the number of years of service) of the basic annual Directors' retainer on the retirement date. Non-interested Directors who retire after age 62 but before age 72 are entitled to the same annual payments, reduced by 3 percent for each year by which their retirement precedes age 72. The obligations of the Fund to pay benefits and expenses under the Retirement Plan will not be secured or funded in any manner and such obligations will not have preference over the lawful claims of the Fund's creditors or stockholders. Upon the retirement of a Non-interested Director, the Fund, at its option, may purchase an annuity contract to meet its obligation to the Non-interested Director.


The Advisor supervises the Fund's investments, pays the compensation and certain expenses of its personnel who serve as Directors and officers of the Fund and receives a management fee for its services. Several of the Fund's officers and Directors are also officers, Directors, employees or stockholders of Scudder or Nikko International Capital Management Co., Ltd., and participate in the fees paid to those firms, although the Fund makes no direct payments to them other than for reimbursement of travel expenses in connection with their attendance at Directors' and committee meetings.

The  following  table  shows  the  aggregate   compensation   received  by  each
unaffiliated director during 2000 from The Japan Fund and from all Scudder funds as a group.



                                                         Total Compensation From
                                         Aggregate              the Fund and
Name of Director                      Compensation*            Fund Complex**
----------------                      -------------            --------------


Peter Booth                                        $0               $3,250
William L. Givens                             $20,536              $20,536
Thomas M. Hout                                $13,750              $13,750
John F. Loughran                              $12,000              $12,000
Yoshihiko Miyauchi                             $9,500               $9,500
William V. Rapp                               $13,750              $13,750
Henry Rosovsky                                 $8,687              $12,687
Honorary Director
Hiroshi Yamanaka                               $6,000               $6,000
Honorary Director
William H. Gleysteen, Jr.                      $1,000               $4,734
Honorary Director
Jonathan Mason                                     $0               $6,000
Honorary Director
James W. Morley                                    $0               $6,000
Honorary Director
Robert G. Stone, Jr.                           $1,000               $6,000
Honorary Director


*        Does not include pension or retirement benefits.
**       Does not include pension or retirement benefits accrued.

                                   DISTRIBUTOR


The Fund has an underwriting agreement with Scudder Investor Services, Inc., Two International Place, Boston, MA 02110 (the "Distributor"), a Massachusetts corporation, which is a subsidiary of the Advisor. This underwriting agreement dated October 15, 1999 will remain in effect until October 31,2001 and from year to year thereafter only if its continuance is approved annually by a majority of the Fund's Board of Directors who are non-interested persons of any such party and by vote of a majority of the Fund's Board of Directors or a majority of the outstanding voting securities of the Fund. The underwriting agreement was ratified by the Fund's Board of Directors on October 15, 1999.


Under the underwriting agreement with the Distributor, the Fund is responsible for: the payment of all fees and expenses in connection with the preparation and filing with the SEC of the Fund's registration statement and prospectuses and any amendments and supplements thereto; the registration and qualification of shares for sale in the various jurisdictions, including registering the Fund as a broker/dealer in various jurisdictions, as required; the fees and expenses of preparing, printing and mailing prospectuses (see below for expenses relating to prospectuses paid by the Distributor), notices, proxy statements, reports or other communications (including newsletters) to shareholders of the Fund; the cost of printing and mailing confirmations of purchases of shares and the prospectuses accompanying such confirmations; any issuance taxes or any initial transfer taxes; a portion of shareholder toll-free telephone charges and expenses of service representatives; the cost of wiring funds for share purchases and redemptions (unless paid by the shareholder who initiates the transaction); the cost of printing and postage of business reply envelopes; and a portion of the cost of computer terminals used by both the Fund and the Distributor.

The Distributor will pay for printing and distributing prospectuses or reports prepared for its use in connection with the offering of the shares to the public and preparing, printing and mailing any other literature or advertising in connection with the offering of shares of the Fund to the public. The Distributor will pay all fees and expenses in connection with its qualification and registration as a broker or dealer under federal and state laws, a portion of the cost of toll-free telephone service and expenses of service representatives, a portion of the cost of computer terminals, and of any activity which is primarily intended to result in the sale of the Fund's shares.

As agent, the Distributor currently offers the Fund's shares on a continuous basis to investors in all states. The underwriting agreement provides that the Distributor accepts orders for shares at net asset value as no sales commission or load is charged the investor. The Distributor has made no firm commitment to acquire shares of the Fund.

                                      TAXES

United States Federal Income Taxation

The following is a general discussion of certain U.S. federal income tax consequences relating to the status of the Fund and to the tax treatment of distributions by the Fund to shareholders. This discussion is based on the Code, Treasury Regulations, Revenue Rulings and judicial decisions as of the date hereof, all of which may be changed either retroactively or prospectively. This discussion does not address all aspects of U.S. federal income taxation that may be relevant to shareholders in light of their particular circumstances or to shareholders subject to special treatment under U.S. federal income tax laws (e.g., certain financial institutions, insurance companies, dealers in stock or securities, tax-exempt organizations, persons who have entered into hedging transactions with respect to shares of the Fund, persons who borrow in order to acquire shares, and certain foreign taxpayers).

Prospective shareholders should consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

The Fund and its Investments. The Fund intends to qualify for and elect the special tax treatment applicable to "regulated investment companies" under Sections 851-855 of the Code.

To so qualify, the Fund must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each quarter of the Fund's taxable year, (i) at least 50% of the value of the Fund's total assets is represented by cash and cash items, securities of other regulated investment companies, U.S. Government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund's total assets is invested in the securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies) or in any issuers of the same industry that are controlled by the Fund. The Fund anticipates that, in general, its foreign currency gains will be directly related to its principal business of investing in stock and securities.

Qualification and election as a "regulated investment company" involve no supervision of investment policy or management by any government agency. As a regulated investment company, the Fund generally will not be subject to U.S. federal income tax on its net investment income and net long-term and short-term capital gains, if any, that it distributes to its shareholders, provided that at least 90% of its "investment company taxable income" (determined without regard to the deduction for dividends paid) is distributed or deemed distributed. The Fund will generally be subject to tax at regular U.S. federal corporate income tax rates on any income or gains which are not treated as distributed and, under certain circumstances, in respect of investments in passive foreign investment companies as described below. Furthermore, the Fund will also be subject to a U.S. federal corporate income tax with respect to distributed amounts in any year that it fails to qualify as a regulated investment company or fails to meet the applicable distribution requirement. Although all or a portion of the Fund's taxable income (including any net capital gains) for a calendar year may be distributed in January of the following year, such a distribution may be treated for U.S. federal income tax purposes as having been received by shareholders during the calendar year. In addition, the Fund intends to make sufficient distributions in a timely manner in order to ensure that it will not be subject to the 4% U.S. federal excise tax on certain undistributed income of regulated investment companies.

The Fund generally intends to distribute all of its net investment income, net short-term capital gains and net long-term capital gains (which consist of net long-term capital gains in excess of net short-term capital losses) in a timely manner. If any net capital gains are retained by the Fund for reinvestment, requiring federal income taxes to be paid thereon by the Fund, the Fund will elect to treat such capital gains as having been distributed to shareholders. As a result, each shareholder will report such capital gains as long-term capital gains, will be able to claim his share of U.S. federal income taxes paid by the Fund on such gains as a credit or refund against his own U.S. federal income tax liability and will be entitled to increase the adjusted tax basis of his Fund shares by the difference between his pro rata share of such gains and the related credit or refund.

If for any taxable year the Fund does not qualify for the special federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders). In such event, dividend distributions would be taxable to shareholders to the extent of the Fund's earnings and profits, and would be eligible for the dividends-received deduction in the case of corporate shareholders.

The Fund may invest in shares of certain foreign corporations that may be classified under the Code as passive foreign investment companies ("PFICs"). If the Fund received a so-called "excess distribution" with respect to PFIC stock, the Fund itself might be subject to a tax on a portion of the excess distribution. Certain distributions from a PFIC as well as gains from the sale of the PFIC shares are treated as "excess distributions." In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which the Fund held the PFIC shares. The Fund would be subject to tax on the portion, if any, of an excess distribution that is allocated to prior Fund taxable years and an interest factor would be added to the tax, as if the tax had been payable in such prior taxable years. Excess distributions allocated to the current taxable year would be characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain.

Recently enacted legislation will allow the Fund to make an election to mark to market its shares of PFICs in lieu of being subject to U.S. federal income taxation. At the end of each taxable year to which the election applies, the Fund would report as ordinary income the amount by which the fair market value of the foreign company's stock exceeds the Fund's adjusted basis in these shares. If the Fund's adjusted basis in the shares of a PFIC exceeds the shares' fair market value at the end of a taxable year, the Fund would be entitled to a deduction equal to the lesser of (a) this excess and (b) its previous income inclusions in respect of such stock under the mark-to-market rules that have not been offset by such deductions. The effect of the election would be to treat excess distributions and gain on dispositions as ordinary income that is not subject to a fund level tax when distributed by the Fund as a dividend. Alternatively, the Fund may elect to include as income and gain its share of the ordinary earnings and net capital gain of certain foreign investment companies in lieu of being taxed in the manner described above.


From November 1, 2000 through December 31, 2000, the Fund incurred approximately $12,600,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the year ending December 31, 2001.


Exchange control regulations may restrict repatriations of investment income and capital or the proceeds of securities sales by foreign investors such as the Fund and may limit the Fund's ability to make sufficient distributions to satisfy the 90% and excise tax distribution requirements.

The Fund's transactions in foreign currencies, forward contracts, options, and futures contracts (including options and futures contracts on foreign currencies) will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund or defer Fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require the Fund to "mark-to-market" certain types of the positions in its portfolio (i.e., treat them as if they were sold), and (b) may cause the Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. The Fund intends to monitor these transactions and to make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any foreign currency, forward contract, option, futures contract or hedged investment and will generally attempt to mitigate any adverse effects of these rules in order to minimize or eliminate its tax liabilities and to prevent disqualification of the Fund as a regulated investment company.

Distributions. Distributions to shareholders of the Fund's net investment income and distributions of net short-term capital gains will be taxable as ordinary income to shareholders. Generally, dividends paid by the Fund will not qualify for the dividends-received deduction available to corporations, because the Fund's income generally will not consist of dividends paid by U.S. corporations. Distributions of the Fund's net capital gains (designated as capital gain dividends by the Fund) will be taxable to shareholders as long-term capital gains, regardless of the length of time the shares have been held by a shareholder and are not eligible for the dividends-received deduction. The Fund will designate the portions of any capital gains dividend that are taxable at a rate of 28% and 20% in the hands of individuals and other non-corporate shareholders. Distributions in excess of the Fund's current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital, to the extent of a shareholder's adjusted basis in his shares of the Fund, and as a capital gain thereafter (if the shareholder held his shares of the Fund as capital assets).

Shareholders electing to receive distributions in the form of additional shares will be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the fair market value, determined as of the distribution date, of the shares received and will have a cost basis in each share received equal to the fair market value of a share of the Fund on the distribution date.

All distributions of net investment income and net capital gains, whether received in shares or in cash, must be reported by each shareholder on his U.S. federal income tax return. A distribution will be treated as paid during a calendar year if it is declared by the Fund in October, November or December of the year to holders of record in such a month and paid by January 31 of the following year. Such distributions will be taxable to shareholders as if received on December 31 of such prior year, rather than in the year in which the distributions are actually received.

Distributions by the Fund result in a reduction in the net asset value of the Fund's shares. Should a distribution reduce the net asset value below a shareholder's cost basis, such distribution would nevertheless be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should consider the tax implications of buying shares just prior to a distribution. Although the price of shares purchased at the time includes the amount of the forthcoming distribution, the distribution will nevertheless be taxable to them.

Sale or Redemption of Shares. A shareholder may recognize a taxable gain or loss if the shareholder sells or redeems his shares (which includes exchanging his shares for shares of another Scudder Fund). A shareholder will generally be subject to taxation based on the difference between his adjusted tax basis in the shares sold or redeemed and the value of the cash or other property received by him in payment therefor.

A shareholder who receives securities upon redeeming his shares will have a tax basis in such securities equal to their fair market value on the redemption date. A shareholder who subsequently sells any securities received pursuant to a redemption will recognize taxable gain or loss to the extent that the proceeds from such sale are greater or less than his tax basis in such securities.

Any gain or loss arising from the sale or redemption of shares will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands and will generally be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Long-term capital gains recognized by individuals and other non-corporate shareholders on a sale or redemption of shares will be taxed at the rate of 20% if the shareholder's period for the shares is more than 12 months. Any loss realized on a sale or redemption will be disallowed to the extent the shares disposed of are replaced with substantially identical shares within a period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss arising from the sale or redemption of shares held for six months or less will be treated for U.S. federal tax purposes as a long-term capital loss to the extent of any amount of capital gain dividends received by the shareholder with respect to such shares. For purposes of determining whether shares have been held for six months or less, a shareholder's holding period is suspended for any periods during which the shareholder's risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property or through certain options or short sales. It is unclear how capital losses that are treated as long-term under this rule offset gains taxable at the rate of 28% and 20%, respectively, in the hands of individuals and other non-corporate shareholders.

Foreign Taxes. As set forth below under "Japanese Taxation," it is expected that certain income of the Fund will be subject to Japanese withholding taxes. If the Fund is liable for foreign income taxes, including such Japanese withholding taxes, the Fund expects to meet the requirements of the Code for "passing-through" to its shareholders the foreign taxes paid, but there can be no assurance that the Fund will be able to do so. Under the Code, if more than 50% of the value of the Fund's total assets at the close of the taxable year consists of stock or securities of foreign corporations, the Fund may file an election with the Internal Revenue Service to "pass-through" to the Fund's shareholders the amount of foreign income taxes paid by the Fund. Pursuant to this election a shareholder will: (a) include in gross income (in addition to taxable dividends actually received) the shareholder's pro rata share of the foreign income taxes paid by the Fund; (b) treat the shareholder's pro rata share of such foreign income taxes as having been paid by the shareholder; and
(c) subject to certain limitations, be entitled either to deduct the shareholder's pro rata share of such foreign income taxes in computing the shareholder's taxable income or to use it as a foreign tax credit against U.S. income taxes. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. A shareholder's election to deduct rather than credit such foreign taxes may increase the shareholder's alternative minimum tax liability, if applicable. Shortly after any year for which it makes such an election, the Fund will report to its shareholders, in writing, the amount per share of such foreign tax that must be included in each shareholder's gross income and the amount which will be available for deduction or credit.

Generally, a credit for foreign income taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax (before the credit) attributable to the shareholder's total foreign source taxable income. For this purpose, the portion of dividends and distributions paid by the Fund from its foreign source income will be treated as foreign source income. The Fund's gains and losses from the sale of securities, and currency gains and losses, will generally be treated as derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source "passive income," such as the portion of dividends received from the Fund that qualifies as foreign source income. Because of these limitations, a shareholder may be unable to claim a credit for the full amount of the shareholder's proportionate share of the foreign income taxes paid by the Fund. A shareholder's ability to claim a credit for foreign taxes paid by the Fund may also be limited by applicable period requirements.

If the Fund does not make the election, any foreign taxes paid or accrued will represent an expense to the Fund, which will reduce its net investment income. Absent this election, shareholders will not be able to claim either a credit or deduction for their pro rata portion of such taxes paid by the Fund, nor will shareholders be required to treat the amounts distributed to them as part of their pro rata portion of such taxes paid.

Backup Withholding. The Fund will be required to withhold U.S. federal income tax at the rate of 31% of all taxable distributions payable to shareholders who fail to provide the Fund with their correct Taxpayer Identification Number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Corporate shareholders and other shareholders specified in the Code are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against a shareholder's U.S. federal income tax liability.

Foreign Shareholders. A "Foreign Shareholder" is a person or entity that, for U.S. federal income tax purposes, is a nonresident alien individual, a foreign corporation, a foreign partnership, or a nonresident fiduciary of a foreign estate or trust. If a distribution of the Fund's net investment income and net short-term capital gains to a Foreign Shareholder is not effectively connected with a U.S. trade or business carried on by the investor, such distribution will be subject to withholding tax at a 30% rate or such lower rate as may be specified by an applicable income tax treaty.

Foreign Shareholders may be subject to an increased U.S. federal income tax on their income resulting from the Fund's election (described above) to "pass-through" amounts of foreign taxes paid by the Fund, but may not be able to claim a credit or deduction with respect to the withholding tax for the foreign taxes treated as having been paid by them.

A Foreign Shareholder generally will not be subject to U.S. federal income tax with respect to gain on the sale or redemption of shares of the Fund, distributions from the Fund of net long-term capital gains, or amounts retained by the Fund which are designated as undistributed capital gains unless the gain is effectively connected with a trade or business of such shareholder in the United States. In the case of a Foreign Shareholder who is a nonresident alien individual, however, gain arising from the sale or redemption of shares of the Fund, distributions of net long-term capital gains and amounts retained by the Fund which are designated as undistributed capital gains ordinarily will be subject to U.S. income tax at a rate of 30% if such individual is physically present in the U.S. for 183 days or more during the taxable year and, in the case of gain arising from the sale or redemption of Fund shares, either the gain is attributable to an office or other fixed place of business maintained by the shareholder in the United States or the shareholder has a "tax home" in the United States.

The tax consequences to a Foreign Shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of investment in the Fund.

Notices. Shareholders will be notified annually by the Fund as to the U.S. federal income tax status of the dividends, distributions, and deemed distributions made by the Fund to its shareholder. Furthermore, shareholders will also receive, if appropriate, various written notices after the close of the Fund's taxable year regarding the U.S. federal income tax status of certain dividends, distributions and deemed distributions that were paid (or that are treated as having been paid) by the Fund to its shareholders during the preceding taxable year.

Japanese Taxation

The operations of the Fund as described herein do not, in the opinion of Nagashima & Ohno, Japanese counsel for the Fund, involve the creation in Japan of a "permanent establishment" of the Fund by reason only of dealing in Japanese securities (whether or not such dealings are effected through securities firms or banks licensed in Japan) provided such dealings are conducted by the Fund from outside of Japan or by the Fund's independent agent acting in the ordinary course of its business in Japan, pursuant to the tax convention between the United States and Japan (the "Convention") as currently in force. Pursuant to the Convention, a Japanese withholding tax at the maximum rate of 15% is, with certain exceptions, imposed upon dividends paid by a Japanese corporation to the Fund. Pursuant to the present terms of the Convention, interest received by the Fund from sources within Japan is subject to a Japanese withholding tax at a maximum rate of 10%. In the opinion of Nagashima & Ohno, pursuant to the Convention, capital gains of the Fund arising from its investments as described herein are not taxable in Japan.

Generally, the Fund will be subject to the Japan securities transaction tax on its sale of certain securities in Japan. The current rates of such tax range from 0.03% to 0.30% depending upon the particular type of securities involved. Transactions involving equity securities are currently taxed at the highest rate.

                             PORTFOLIO TRANSACTIONS
Brokerage Commissions


Allocation of brokerage is supervised by the Advisor.

The primary objective of the Advisor in placing orders for the purchase and sale of securities for the Fund is to obtain the most favorable net results, taking into account such factors as price, commission where applicable, size of order, difficulty of execution and skill required of the executing broker/dealer. The Advisor seeks to evaluate the overall reasonableness of brokerage commissions paid (to the extent applicable) through the familiarity of the Distributor with commissions charged on comparable transactions, as well as by comparing commissions paid by the Fund to reported commissions paid by others. The Advisor routinely reviews commission rates, execution and settlement services performed and makes internal and external comparisons.

The Fund's purchases and sales of fixed-income securities are generally placed by the Advisor with primary market makers for these securities on a net basis, without any brokerage commission being paid by the Fund. Trading does, however, involve transaction costs. Transactions with dealers serving as primary market makers reflect the spread between the bid and asked prices. Purchases of underwritten issues may be made, which will include an underwriting fee paid to the underwriter.

When it can be done consistently with the policy of obtaining the most favorable net results, it is the Advisor's practice to place such orders with broker/dealers who supply brokerage and research services to the Advisor or the Fund. The term "research services" includes advice as to the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or purchasers or sellers of securities; and analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. The Advisor is authorized when placing portfolio transactions, if applicable, for the Fund to pay a brokerage commission in excess of that which another broker might charge for executing the same transaction on account of execution services and the receipt of research services. The Advisor has negotiated arrangements, which are not applicable to most fixed-income transactions, with certain broker/dealers pursuant to which a broker/dealer will provide research services, to the Advisor or the Fund in exchange for the direction by the Advisor of brokerage transactions to the broker/dealer. These arrangements regarding receipt of research services generally apply to equity security transactions. The Advisor will not place orders with a broker/dealer on the basis that the broker/dealer has or has not sold shares of the Fund. In effecting transactions in over-the-counter securities, orders are placed with the principal market makers for the security being traded unless, after exercising care, it appears that more favorable results are available elsewhere.

To the  maximum  extent  feasible,  it is expected  that the Advisor  will place orders for portfolio transactions through the Distributor, which is a corporation registered as a broker/dealer and a subsidiary of the Advisor; the Distributor will place orders on behalf of the Fund with issuers, underwriters or other brokers and dealers. The Distributor will not receive any commission, fee or other remuneration from the Fund for this service.

Although certain research services from broker/dealers may be useful to the Fund and to the Advisor, it is the opinion of the Advisor that such information only supplements the Advisor's own research effort since the information must still be analyzed, weighed, and reviewed by the Advisor's staff. Such information may be useful to the Advisor in providing services to clients other than the Fund, and not all such information is used by the Advisor in connection with the Fund. Conversely, such information provided to the Advisor by broker/dealers through whom other clients of the Advisor effect securities transactions may be useful to the Advisor in providing services to the Fund.


The Directors review, from time to time, whether the recapture for the benefit of the Fund of some portion of the brokerage commissions or similar fees paid by the Fund on portfolio transactions is legally permissible and advisable.


For the years ended December 31, 1998, 1999 and 2000, Class S shares of the Fund paid brokerage commissions of $789,290, $2,227,639 and 1,921,803, respectively. For the year ended December 31, 2000, the $1,046,439 (54 % of the total brokerage commissions paid) resulted from orders placed consistent with the policy of obtaining the most favorable net results, with brokers and dealers who provided supplementary research, market and statistical information to the Fund or Advisor. Of such amounts, commissions were paid by the Fund for brokerage services rendered by The Nikko Securities Co., Ltd. ("Nikko Securities") in respect to portfolio transactions by the Fund in the amounts of $84,085 for 1998. Such amount represented 10.65% of the total brokerage commissions paid by the Fund in such year. The advisory fee paid to NICAM was not reduced because of such brokerage commissions. During the year ended December 31, 1998 there were no commissions paid or accrued by the Fund to J.P. Morgan Securities Asia, Ltd.

The total amount of brokerage transactions aggregated $1,444,634,924, of which $825,167,362 (57% of all brokerage transactions) were transactions which included research commissions. The Directors review from time to time whether the recapture for the benefit of a Fund of some portion of the brokerage commissions or similar fees paid by a Fund on portfolio transactions is legally permissible and advisable. To date no such recapture has been effected.

The rate of total portfolio turnover of the Fund for years 2000, 1999 and 1998 was 74%, 114% and 90% respectively.

Net Asset Value

The net asset value of shares of the Fund is computed as of the close of regular trading on the New York Stock Exchange (the "Exchange") on each day the Exchange is open for trading. The Exchange is scheduled to be closed on the following holidays: New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Net asset value per share is determined separately for each class of shares by dividing the value of the total assets of the Fund, less all liabilities attributable to that class, by the total number of shares of that class outstanding.

An exchange-traded equity security is valued at its most recent sale price on the exchange on which it is traded as of the Value Time. Lacking any sales, the security is valued at the calculated mean between the most recent bid quotation and the most recent asked quotation (the "Calculated Mean") on such exchange as of the Value Time. Lacking a Calculated Mean, the security is valued at the most recent bid quotation on such exchange as of the Value Time. An equity security that is traded on the National Association of Securities Dealers Automated Quotation ("Nasdaq") system will be valued at its most recent sale price on such system as of the Value Time. Lacking any sales, the security will be valued at the most recent bid quotation as of the Value Time. The value of an equity security not quoted on the Nasdaq system, but traded in another over-the-counter market, will be its most recent sale price. Lacking any sales, the security will be valued at the Calculated Mean quotation for such security as of the Value Time. Lacking a Calculated Mean quotation, the security will be valued at the most recent bid quotation as of the Value Time.


Debt securities, other than money market instruments, are valued at prices supplied by the Fund's pricing agent(s) which reflect broker/dealer supplied valuations and electronic data processing techniques. Money market instruments with an original maturity of sixty days or less maturing at par shall be valued at amortized cost, which the Board believes approximates market value. If it is not possible to value a particular debt security pursuant to these valuation methods, the value of such security is the most recent bid quotation supplied by a bona fide marketmaker. If it is not possible to value a particular debt security pursuant to the above methods, the Advisor may calculate the price of that debt security, subject to limitations established by the Board.


An exchange traded options contract on securities, currencies, futures and other financial instruments is valued at its most recent sale price on such exchange. Lacking any sales, the options contract is valued at the Calculated Mean. Lacking any Calculated Mean, the options contract is valued at the most recent bid quotation in the case of a purchased options contract, or the most recent asked quotation in the case of a written options contract. An options contract on securities, currencies and other financial instruments traded over-the-counter is valued at the most recent bid quotation in the case of a purchased options contract and at the most recent asked quotation in the case of a written options contract. Futures contracts are valued at the most recent settlement price. Foreign currency exchange forward contracts are valued at the value of the underlying currency at the prevailing exchange rate.

If a security is traded on more than one exchange, or upon one or more exchanges and in the over-the-counter market, quotations are taken from the market in which the security is traded most extensively.

If, in the opinion of the Fund's Valuation Committee, the value of a portfolio asset as determined in accordance with these procedures does not represent the fair market value of the portfolio asset, the value of the portfolio asset is taken to be an amount which, in the opinion of the Valuation Committee, represents fair market value on the basis of all available information. The value of other portfolio holdings owned by the Fund is determined in a manner that, in the discretion of the Valuation Committee most fairly reflects fair market value of the property on the valuation date.

Following the valuations of securities or other portfolio assets in terms of the currency in which the market quotation used is expressed ("Local Currency"), the value of these portfolio assets in terms of U.S. dollars is calculated by converting the Local Currency into U.S. dollars at the prevailing currency exchange rate on the valuation date.

If a foreign exchange or market is closed on a day when the Exchange is open, the value of a portfolio asset of the Fund that is traded in the particular closed foreign exchange or market shall be the last available market quotation from the date the foreign exchange or market was last open. If, in the opinion of the Valuation Committee of the Fund, that value does not represent the fair market value of the asset, the value of the asset shall be taken to be an amount which, in the opinion of the Valuation Committee of the Fund, represents fair market value on the basis of all available information.

                             ADDITIONAL INFORMATION

Experts

The financial highlights of the Fund included in the Fund's prospectus and the Financial Statements incorporated by reference in this Statement of Additional Information have been so included or incorporated by reference in reliance on the report of PricewaterhouseCoopers LLP, 160 Federal Street, Boston, Massachusetts 02110, independent accountants, given on the authority of that firm as experts in accounting and auditing. PricewaterhouseCoopers LLP audits the financial statements of the Fund and provides other audit, tax and related services.

Public Official Documents

The documents referred to after the tabular and textual information appearing herein under the caption "JAPAN AND THE JAPANESE ECONOMY" and "SECURITIES MARKETS IN JAPAN" as being the source of the statistical or other information contained in such tables or text are in all cases public official documents of Japan, its agencies, The Bank of Japan or the Japanese Stock Exchange, with the exception of the public official documents of the United Nations and of the International Monetary Fund.

Other Information

Many of the investment changes in the Fund will be made at prices different from those market prices prevailing at the time they may be reflected in a regular report to shareholders of the Fund. These transactions will reflect investment decisions made by the Fund's investment adviser in light of the objectives and policies of the Fund, and such factors as its other portfolio holdings and tax considerations and should not be construed as recommendations for similar action by other investors.

The CUSIP number of Class S shares of the Fund is 471070-10-2.

The Fund employs Davis Polk and Wardwell as the Fund's counsel.

The Fund employs Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109, as Custodian and Fund Accounting Agent. Bank of Tokyo-- Mitsubishi, Limited is employed as Sub-Custodian.


Scudder Service Corporation ("Service Corporation"), P.O. Box 2291, Boston, Massachusetts 02205-2291, a subsidiary of the Advisor, is the transfer, dividend-paying and shareholder service agent for the Class S shares. For the year ended December 31, 2000, the amount charged to the Class S shares by Scudder Service Corporation aggregated $552,589, of which $40,410 was unpaid at December 31, 2000.

The Fund, or the Advisor (including any affiliate of the Advisor), or both, may pay unaffiliated third parties for providing recordkeeping and other administrative services with respect to accounts of participants in retirement plans or other beneficial owners of Fund shares whose interests are held in an omnibus account.


The Fund's Class S prospectus and this Statement of Additional Information omit certain information contained in the Registration Statement which the Fund has filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and reference is hereby made to the Registration Statement for further information with respect to the Fund and the securities offered hereby. This Registration Statement is available for inspection by the public at the Securities and Exchange Commission in Washington, D.C.

                              FINANCIAL STATEMENTS


The financial statements, including the investment portfolio of the Fund, together with the Report of Independent Accountants, Financial Highlights and notes to financial statements in the Annual Report to the Shareholders of the Fund dated December 31, 2000, and the unaudited semiannual report are incorporated herein by reference and are hereby deemed to be a part of this Statement of Additional Information.

                                    APPENDIX

The following is a description of the ratings given by Moody's, S&P and Fitch to corporate and municipal bonds, corporate and municipal commercial paper and municipal notes.

Corporate and Municipal Bonds

Moody's: The four highest ratings for corporate and municipal bonds are "Aaa," "Aa," "A" and "Baa". Bonds rated "Aaa" are judged to be of the "best quality" and carry the smallest degree of investment risk. Bonds rated "Aa" are of "high quality by all standards," but margins of protection or other elements make long-term risks appear somewhat greater than "Aaa" rated bonds. Bonds rated "A" possess many favorable investment attributes and are considered to be upper medium grade obligations. Bonds rated "Baa" are considered to be medium grade obligations, neither highly protected nor poorly secured. Moody's applies numerical modifiers 1, 2 and 3 in each rating category from "Aa" through "Baa" in its rating system. The modifier 1 indicates that the security ranks in the higher end of the category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end.

S&P: The four highest ratings for corporate and municipal bonds are "AAA," "AA," "A" and "BBB". Bonds rated "AAA" have the highest ratings assigned by S&P and have an extremely strong capacity to pay interest and repay principal. Bonds rated "AA" have a "very strong capacity to pay interest and repay principal" and differ "from the higher rated issues only in small degree". Bonds rated "A" have a "strong capacity" to pay interest and repay principal, but are "somewhat more susceptible to" adverse effects of changes in economic conditions or other circumstances than bonds in higher rated categories. Bonds rated "BBB" are regarded as having an "adequate capacity" to pay interest and repay principal, but changes in economic conditions or other circumstances are more likely to lead a "weakened capacity" to make such payments. The ratings from "AA" to "BBB" may be modified by the addition of a plus or minus sign to show relative standing within the category.

Fitch: The four highest ratings of Fitch for corporate and municipal bonds are "AAA," "AA," "A" and "BBB". Bonds rated "AAA" are considered to be investment-grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events. Bonds rated "AA" are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA". Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F1+". Bonds rated "A" are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher rates. Bonds rated "BBB" are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse effects on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with greater ratings.


Corporate and Municipal Commercial Paper

Moody's: The highest rating for corporate and municipal commercial paper is "P-1" (Prime-1). Issuers rated "P-1" have a "superior ability for repayment of senior short-term obligations".

S&P: The "A-1" rating for corporate and municipal commercial paper indicates that the "degree of safety regarding timely payment is strong". Commercial paper with "overwhelming safety characteristics" will be rated "A-1+".

Fitch: The rating "F-1" is the highest rating assigned by Fitch. Among the factors considered by Fitch in assigning this rating are: (1) the issuer's liquidity; (2) its standing in the industry; (3) the size of its debt; (4) its ability to service its debt; (5) its profitability; (6) its return on equity;
(7) its alternative sources of financing; and (8) its ability to access the capital markets. Analysis of the relative strength or weakness of these factors and others determines whether an issuer's commercial paper is rated "F-1".

Municipal Notes

Moody's: The highest ratings for state and municipal short-term obligations are "MIG 1," "MIG 2," and "MIG 3" (or "VMIG 1," "VMIG 2" and "VMIG 3" in the case of an issue having a variable rate demand feature). Notes rated "MIG 1" or "VMIG 1" are judged to be of the "best quality". Notes rated "MIG 2" or "VMIG 2" are of "high quality," with margins or protection "ample although not as large as in the preceding group". Notes rated "MIG 3" or "VMIG 3" are of "favorable quality," with all security elements accounted for but lacking the strength of the preceding grades.

S&P: The "SP-1" rating reflects a "very strong or strong capacity to pay principal and interest". Notes issued with "overwhelming safety characteristics" will be rated "SP-1+". The "SP-2" rating reflects a "satisfactory capacity" to pay principal and interest.

Fitch: The highest ratings for state and municipal short-term obligations are "F-1+," "F-1," and "F-2".

                       STATEMENT OF ADDITIONAL INFORMATION

                                   May 1, 2001


                                 THE JAPAN FUND
                                 Advisor Classes
                          CLASS A, CLASS B AND CLASS C

     222 South Riverside Plaza, Chicago, Illinois 60606
                                 1-800-621-1048


This Statement of Additional Information is not a prospectus. It is the Statement of Additional Information for Class A, B and C Shares (the "A, B and C Shares") of The Japan Fund (the "Fund"), an open-end management investment company. It should be read in conjunction with the prospectus of the Shares dated May 1, 2001. The prospectus may be obtained without charge from the Fund at the address or telephone number on this cover or the firm from which this Statement of Additional Information was received.


                                TABLE OF CONTENTS

INVESTMENT RESTRICTIONS.....................................................2

INVESTMENT POLICIES AND TECHNIQUES..........................................4

JAPAN AND THE JAPANESE ECONOMY..............................................5

SECURITIES MARKETS IN JAPAN................................................22

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS..................................25


PERFORMANCE................................................................26


INVESTMENT MANAGER.........................................................29

CODE OF ETHICS.............................................................32

PRINCIPAL UNDERWRITER......................................................32


ADMINISTRATIVE SERVICES....................................................33


CUSTODIAN, TRANSFER AGENT AND SHAREHOLDER SERVICES AGENT...................34


PORTFOLIO TRANSACTIONS.....................................................34

NET ASSET VALUE............................................................36

PURCHASE, REPURCHASE AND REDEMPTION OF SHARES..............................37

SPECIAL FEATURES...........................................................46

DIRECTORS AND OFFICERS.....................................................51

FUND ORGANIZATION..........................................................55

TAXES......................................................................56

ADDITIONAL INFORMATION.....................................................60



Zurich Scudder Investments, Inc. (the "Advisor") serves as the Fund's investment manager.

The financial statements appearing in the Fund's December 31, 2000 Annual Report to Shareholders are incorporated herein by reference.

                                 THE JAPAN FUND
                       CLASS A, CLASS B AND CLASS C SHARES

The Japan Fund, Inc. is a diversified, open-end management investment company which continually offers and redeems its shares. It is a company of the type commonly known as a mutual fund. The Fund offers the following classes of shares: Class S, Class A, Class B and Class C shares. Only the Class A, B and C shares of Japan Fund are offered herein.

INVESTMENT RESTRICTIONS

The following restrictions may not be changed with respect to the Fund without the approval of a majority of the outstanding voting securities of the Fund which, under the Investment Company Act of 1940 (the "1940 Act") and the rules thereunder and as used in this Statement of Additional Information, means the lesser of (i) 67% of the shares of the Fund present at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Fund.

The Fund may not, as a fundamental policy:

(a) borrow money, except as permitted under the 1940 Act and as interpreted or modified by regulatory authority having jurisdiction from time to time;

(b) issue senior securities, except as permitted under the 1940 Act and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(c) purchase physical commodities or contracts relating to physical commodities;

(d) engage in the business of underwriting securities issued by others, except to the extent that the Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities;

(e) purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that the Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund's ownership of securities;

(f) make loans to other persons except (i) loans of portfolio securities, and (ii) to the extent that entry into repurchase agreements and the purchase of debt instruments or interests in indebtedness in accordance with the Fund's investment objective and policies may be deemed to be loans; or

(g) concentrate its investments in a particular industry, as that term is used in the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage beyond that specified limit resulting from a change in values or net assets will not be considered a violation.

The following restrictions are not fundamental and may be changed by the Fund without shareholder approval, in compliance with applicable law, regulation or regulatory policy.

The Fund may not, as a nonfundamental policy:

(1)      borrow money in an amount  greater than 5% of its total assets,  except
         (i) for temporary or emergency purposes and (ii) by engaging in reverse repurchase agreements, dollar rolls, or other investments or transactions described in the Fund's registration statement which may be deemed to be borrowings;

(2) enter into either of reverse repurchase agreements or dollar rolls in an amount greater than 5% of its total assets;

(3) purchase securities on margin or make short sales, except (i) short sales against the box, (ii) in connection with arbitrage transactions,
         (iii) for margin deposits in connection with futures contracts, options or other permitted investments, (iv) that transactions in futures contracts and options shall not be deemed to constitute selling securities short, and (v) that the Fund may obtain such short-term credits as may be necessary for the clearance of securities transactions;

(4) purchase options, unless the aggregate premiums paid on all such options held by the Fund at any time do not exceed 20% of its total assets; or sell put options, if as a result, the aggregate value of the obligations underlying such put options would exceed 50% of its total assets;

(5) enter into futures contracts or purchase options thereon unless immediately after the purchase, the value of the aggregate initial margin with respect to such futures contracts entered into on behalf of the Fund and the premiums paid for such options on futures contracts does not exceed 5% of the fair market value of the Fund's total assets; provided that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in computing the 5% limit;

(6) purchase warrants if as a result, such securities, taken at the lower of cost or market value, would represent more than 5% of the value of the Fund's total assets (for this purpose, warrants acquired in units or attached to securities will be deemed to have no value); and

(7) lend portfolio securities in an amount greater than 5% of its total assets.

If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage beyond the specified limit resulting from a change in values or net assets will not be considered a violation.

The 1940 Act imposes certain additional restrictions affecting the Fund's investments.

For purposes of determining whether a percentage restriction on investment or utilization of assets as set forth above under "Investment Objective and Policies," "Investment Restrictions" or "Other Investment Policies" has been adhered to at the time an investment is made, a later change in percentage resulting from changes in the value or the total cost of the Fund's assets will not be considered a violation of such restriction.

Master/feeder structure. The Board of Directors has the discretion to retain the current distribution arrangement for the Fund while investing in a master/feeder fund structure as described below.

A master/feeder fund structure is one in which a fund (a "feeder fund"), instead of investing directly in a portfolio of securities, invests most or all of its investment assets in a separate registered investment company (the "master fund") with substantially the same investment objective and policies as the feeder fund. Such a structure permits the pooling of assets of two or more feeder funds, preserving separate identities or distribution channels at the feeder fund level. Based on the premise that certain of the expenses of operating an investment portfolio are relatively fixed, a larger investment portfolio may eventually achieve a lower ratio of operating expenses to average net assets. An existing investment company is able to convert to a feeder fund by selling all of its investments, which involves brokerage and other transaction costs and realization of a taxable gain or loss, or by contributing its assets to the master fund and avoiding transaction costs and, if proper procedures are followed, the realization of taxable gain or loss.

Interfund Borrowing and Lending Program. The Fund has received exemptive relief from the SEC which permits the Fund to participate in an interfund lending program among certain investment companies advised by the Advisor. The interfund lending program allows the participating funds to borrow money from and loan money to each other for temporary or emergency purposes. The program is subject to a number of conditions designed to ensure fair and equitable treatment of all participating funds, including the following: (1) no fund may borrow money through the program unless it receives a more favorable interest rate than a rate approximating the lowest interest rate at which bank loans would be available to any of the participating funds under a loan agreement; and (2) no fund may lend money through the program unless it receives a more favorable return than that available from an investment in repurchase agreements and, to the extent applicable, money market cash sweep arrangements. In addition, a fund may participate in the program only if and to the extent that such participation is consistent with the fund's investment objectives and policies (for instance, money market funds would normally participate only as lenders and tax exempt funds only as borrowers). Interfund loans and borrowings may extend overnight, but could have a maximum duration of seven days. Loans may be called on one day's notice. A fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional costs. The program is subject to the oversight and periodic review of the Boards of the participating funds. To the extent the Fund is actually engaged in borrowing through the interfund lending program, the Fund, as a matter of non-fundamental policy, may not borrow for other than temporary or emergency purposes (and not for leveraging).

INVESTMENT POLICIES AND TECHNIQUES

General. The Fund's investment objective is long-term capital appreciation, which it seeks to achieve by investing primarily in the equity securities (including American Depository Receipts) of Japanese companies, as described below.

The Fund deems its investment objective a matter of fundamental policy and elects to treat it as such pursuant to Sections 8(b)(3) and 13(a)(3) of the Investment Company Act of 1940 (the "1940 Act").


Under normal conditions, the Fund will invest at least 80% of its net assets in Japanese securities; that is, securities issued by entities that are organized under the laws of Japan ("Japanese companies"), securities of affiliates of Japanese companies, wherever organized or traded, and securities of issuers not organized under the laws of Japan but deriving 50% or more of their revenues from Japan. In so doing, the Fund's investments in Japanese securities will be primarily in common stocks of Japanese companies. However, the Fund may also invest in other equity securities issued by Japanese entities, such as warrants and convertible debentures, and in debt securities, such as those of the Japanese government and of Japanese companies, when the Fund's investment advisor, Zurich Scudder Investments, Inc. (the "Advisor"), believes that the potential for capital appreciation from investment in debt securities equals or exceeds that available from investment in equity securities.


The Fund may invest up to 20% of its total assets in cash or in short-term government or other short-term prime obligations in order to have funds readily available for general corporate purposes, including the payment of operating expenses, dividends and redemptions, or the investment in securities through exercise of rights or otherwise, or in repurchase agreements in order to earn income for periods as short as overnight. Where the Fund's management determines that market or economic conditions so warrant, the Fund may, for temporary defensive purposes, invest more than 20% of its total assets in cash and cash equivalents. For instance, there may be periods when changes in market or other economic conditions, or in political conditions, will make advisable a reduction in equity positions and increased commitments in cash or corporate debt securities, whether or not Japanese, or in the obligations of the government of the United States or of Japan or of other governments.

The Fund purchases and holds securities that the Advisor believes have the potential for long-term capital appreciation; investment income is a secondary consideration in the selection of portfolio securities. It is not the policy of the Fund to trade in securities or to realize gain solely for the purpose of making a distribution to its shareholders.

It is not the policy of the Fund to make investments for the purpose of exercising control over management or that would involve promotion or business management or that would subject the Fund to unlimited liability.

The Fund may also invest up to 30% of its net assets in the equity securities of Japanese companies that are traded in an over-the-counter market rather than listed on a securities exchange. These are generally securities of relatively small or little-known companies that the Fund's national Advisor believes have above-average earnings growth potential. Securities that are traded over-the-counter may not be traded in the volumes typical on a national securities exchange. Consequently, in order to sell this type of holding, the Fund may need to discount the securities from recent prices or dispose of the securities over a long period of time. The prices of this type of security may be more volatile than those of larger companies, which are often traded on a national securities exchange.

The Fund may make contracts, incur liabilities, borrow money and issue bonds, notes and obligations, as permitted by the laws of the state of Maryland, by the 1940 Act and by the Fund's Articles of Incorporation.

It is the Fund's policy not to underwrite the sale of, or participate in any underwriting or selling group in connection with the public distribution of, any securities; provided, however, that this policy shall not be construed to prevent or limit in any manner the Fund's right to purchase securities for its investment portfolio, whether or not such purchase might be deemed to make the Fund an underwriter or a participant in any such underwriting or selling group.

It is the policy of the Fund not to engage in the purchase and sale of real estate, other than real estate deemed by the Board of Directors of the Fund (the "Board of Directors") to be necessary and convenient for the operation of the Fund's affairs; provided, however, that this policy shall not be construed to prevent or limit in any manner the Fund's right to purchase, acquire and invest in securities of real estate companies or other companies owning or investing in real estate.

It is the Fund's policy not to make loans, other than by way of making investments in corporate debt securities or government obligations or commercial paper as described above.

Interfund Borrowing and Lending Program. The Fund has received exemptive relief from the SEC which permits the Fund to participate in an interfund lending program among certain investment companies advised by the Advisor. The interfund lending program allows the participating funds to borrow money from and loan money to each other for temporary or emergency purposes. The program is subject to a number of conditions designed to ensure fair and equitable treatment of all participating funds, including the following: (1) no fund may borrow money through the program unless it receives a more favorable interest rate than a rate approximating the lowest interest rate at which bank loans would be available to any of the participating funds under a loan agreement; and (2) no fund may lend money through the program unless it receives a more favorable return than that available from an investment in repurchase agreements and, to the extent applicable, money market cash sweep arrangements. In addition, a fund may participate in the program only if and to the extent that such participation is consistent with the fund's investment objectives and policies (for instance, money market funds would normally participate only as lenders and tax exempt funds only as borrowers). Interfund loans and borrowings may extend overnight, but could have a maximum duration of seven days. Loans may be called on one day's notice. A fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional costs. The program is subject to the oversight and periodic review of the Boards of the participating funds. To the extent the Fund is actually engaged in borrowing through the interfund lending program, the Fund, as a matter of non-fundamental policy, may not borrow for other than temporary or emergency purposes (and not for leveraging).

Specialized Investment Techniques

Foreign Investment. While the Fund offers the potential for substantial appreciation over time, it also involves above-average investment risk in comparison to a mutual fund investing in a broad range of U.S. equity securities. The Fund is designed as a long-term investment and not for short-term trading purposes. The Fund should not be considered a complete investment program, although it could serve as a core international holding for an individual's portfolio. The Fund's net asset value, or price, can fluctuate significantly with changes in stock market levels, political developments, movements in currencies, global investment flows and other factors.

Foreign Securities. Investing in foreign securities involves certain special considerations, including those set forth below, which are not typically associated with investing in U.S. securities and which may favorably or unfavorably affect the Fund's performance. As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic companies, there may be less publicly available information about a foreign company than about a domestic company. Many foreign securities markets, while growing in volume of trading activity, have substantially less volume than the U.S. market, and securities of some foreign issuers are less liquid and more volatile than securities of domestic issuers. Similarly, volume and liquidity in most foreign bond markets is less than in the U.S. and, at times, volatility of price can be greater than in the U.S. Fixed commissions on some foreign securities exchanges and bid to asked spreads in foreign bond markets are generally higher than commissions or bid to asked spreads on U.S. markets, although the Advisor will endeavor to achieve the most favorable net results on its portfolio transactions. There is generally less governmental supervision and regulation of securities exchanges, brokers and listed companies in foreign countries than in the U.S. It may be more difficult for the Fund's agents to keep currently informed about corporate actions in foreign countries which may affect the prices of portfolio securities. Communications between the U.S. and foreign countries may be less reliable than within the U.S., thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Payment for securities without delivery may be required in certain foreign markets. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect U.S. investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. The management of the Fund seeks to mitigate the risks associated with the foregoing considerations through continuous professional management.

Foreign Currencies. Because investments in foreign securities usually will involve currencies of foreign countries, and because the Fund may hold foreign currencies and forward contracts, futures contracts and options on foreign currencies and foreign currency futures contracts, the value of the assets of the Fund as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Fund may incur costs and experience conversion difficulties and uncertainties in connection with conversions between various currencies. Fluctuations in exchange rates may also affect the earning power and asset value of the foreign entity issuing the security.

The strength or weakness of the U.S. dollar against these currencies is responsible for part of the Fund's investment performance. If the dollar falls in value relative to the Japanese yen, for example, the dollar value of a Japanese stock held in the portfolio will rise even though the price of the stock remains unchanged. Conversely, if the dollar rises in value relative to the yen, the dollar value of the Japanese stock will fall. Many foreign currencies have experienced significant devaluation relative to the dollar.

Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer. The Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into options or forward or futures contracts to purchase or sell foreign currencies.

Depositary Receipts. The Fund may invest in sponsored or unsponsored American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global
Depositary Receipts ("GDRs"), International Depositary Receipts ("IDRs") and other types of Depositary Receipts (which, together with ADRs, GDRs and IDRs are hereinafter referred to as "Depositary Receipts"). Depositary receipts provide indirect investment in securities of foreign issuers. Prices of unsponsored Depositary Receipts may be more volatile than if they were sponsored by the issuer of the underlying securities. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the stock of unsponsored Depositary Receipts are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the Depositary Receipts. ADRs are Depositary Receipts which are bought and sold in the United States and are typically issued by a U.S. bank or trust company which evidence ownership of underlying securities by a foreign corporation. GDRs, IDRs and other types of Depositary Receipts are typically issued by foreign banks or trust companies, although they may also be issued by United States banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a United States corporation. Generally, Depositary Receipts in registered form are designed for use in the United States securities markets and Depositary Receipts in bearer form are designed for use in securities markets outside the United States. For purposes of the Fund's investment policies, the Fund's investments in ADRs, GDRs and other types of Depositary Receipts will be deemed to be investments in the underlying securities. Depositary Receipts, including those denominated in U.S. dollars will be subject to foreign currency exchange rate risk. However, by investing in U.S. dollar-denominated ADRs rather than directly in foreign issuers' stock, the Fund avoids currency risks during the settlement period. In general, there is a large, liquid market in the United States for most ADRs. However, certain Depositary Receipts may not be listed on an exchange and therefore may be illiquid securities..


Debt Securities. When the Advisor believes that it is appropriate to do so in order to achieve the Fund's objective of long-term capital growth, the Fund may invest up to 20% of its total assets in debt securities of both foreign and domestic issuers. Portfolio debt investments will be selected for their capital appreciation potential on the basis of, among other things, yield, credit quality, and the fundamental outlooks for currency and interest rate trends, taking into account the ability to hedge a degree of currency or local bond price risk. The Fund may purchase bonds, rated Aaa, Aa, A or Baa by Moody's Investors Service, Inc. ("Moody's") or AAA, AA, A or BBB by Standard & Poor's Corporation ("S&P") or, if unrated, judged to be of equivalent quality as determined by the Advisor. Should the rating of a portfolio security be downgraded, the Advisor will determine whether it is in the best interest of the Fund to retain or dispose of such security. See the Appendix to this Statement of Additional Information for a more complete description of the ratings assigned by ratings organizations and their respective characteristics.

Illiquid Securities and Restricted Securities. The Fund may purchase securities that are subject to legal or contractual restrictions on resale ("restricted securities"). Generally speaking, restricted securities may be sold (i) only to qualified institutional buyers; (ii) in a privately negotiated transaction to a limited number of purchasers; (iii) in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration; or (iv) in a public offering for which a registration statement is in effect under the Securities Act of 1933, as amended. Issuers of restricted securities may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded.

Restricted securities are often illiquid, but they may also be liquid. For example, restricted securities that are eligible for resale under Rule 144A are often deemed to be liquid.

The Fund may also purchase securities that are not subject to legal or contractual restrictions on resale, but that are deemed illiquid. Such securities may be illiquid, for example, because there is a limited trading market for them.

The Fund may be unable to sell a restricted or illiquid security. In addition, it may be more difficult to determine a market value for restricted or illiquid securities. Moreover, if adverse market conditions were to develop during the period between the Fund's decision to sell a restricted or illiquid security and the point at which the Fund is permitted or able to sell such security, the Fund might obtain a price less favorable than the price that prevailed when it decided to sell. This investment practice, therefore, could have the effect of increasing the level of illiquidity of the Fund.

Convertible Securities. The Fund may invest in convertible securities, that is, bonds, notes, debentures, preferred stocks and other securities which are convertible into common stock. Investments in convertible securities can provide an opportunity for capital appreciation and/or income through interest and dividend payments by virtue of their conversion or exchange features.

The convertible securities in which the Fund may invest are either fixed income or zero coupon debt securities which may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. The exchange ratio for any particular convertible security may be adjusted from time to time due to stock splits, dividends, spin-offs, other corporate distributions or scheduled changes in the exchange ratio. Convertible debt securities and convertible preferred stocks, until converted, have general characteristics similar to both debt and equity securities. Although to a lesser extent than with debt securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion or exchange feature, the market value of convertible securities typically changes as the market value of the underlying common stocks changes, and, therefore, also tends to follow movements in the general market for equity securities. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock, although typically not as much as the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

As debt securities, convertible securities are investments which provide for a stream of income (or in the case of zero coupon securities, accretion of income) with generally higher yields than common stocks. Convertible securities generally offer lower yields than non-convertible securities of similar quality because of their conversion or exchange features.

Of course, like all debt securities, there can be no assurance of income or principal payments because the issuers of the convertible securities may default on their obligations.

Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. However, because of the subordination feature, convertible bonds and convertible preferred stock typically have lower ratings than similar non-convertible securities. Convertible securities may be issued as fixed income obligations that pay current income or as zero coupon notes and bonds, including Liquid Yield Option Notes ("LYONs"(TM)).

Repurchase Agreements. The Fund may invest in repurchase agreements pursuant to its investment guidelines. In a repurchase agreement, the Fund acquires ownership of a security and simultaneously commits to resell that security to the seller, typically a bank or broker/dealer.

A repurchase agreement provides a means for the Fund to earn income on funds for periods as short as overnight. It is an arrangement under which the purchaser (i.e., the Fund) acquires a security ("Obligation") and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time and price. Securities subject to a repurchase agreement are held in a segregated account and, as described in more detail below, the value of such securities is kept at least equal to the repurchase price on a daily basis. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to the Fund together with the repurchase price upon repurchase. In either case, the income to the Fund is unrelated to the interest rate on the Obligation itself. Obligations will be held by the custodian or in the Federal Reserve Book Entry System.

For purposes of the 1940 Act, a repurchase agreement is deemed to be a loan from the Fund to the seller of the Government Obligation subject to the repurchase agreement. It is not clear whether a court would consider the Government
Obligation purchased by the Fund subject to a repurchase agreement as being owned by the Fund or as being collateral for a loan by the Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the Government Obligation before repurchase of the Government Obligation under a repurchase agreement, the Fund may encounter delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the Government Obligation. If the court characterizes the transaction as a loan and the Fund has not perfected a security interest in the Government Obligation, the Fund may be required to return the Government Obligation to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Fund would be at the risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt instrument purchased for the Fund, the Fund's management seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the Government Obligation.

Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security. However, if the market value of the Government Obligation subject to the repurchase agreement becomes less than the repurchase price (including interest), the Fund will direct the seller of the Government Obligation to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price.

A repurchase agreement with foreign banks may be available with respect to government securities of the particular foreign jurisdiction, and such repurchase agreements involve risks similar to repurchase agreements with U.S. entities.

Investment Company Securities. The Fund may acquire securities of other investment companies to the extent consistent with its investment objective and subject to the limitations of the 1940 Act. The Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies.

For example, the Fund may invest in a variety of investment companies which seek to track the composition and performance of specific indexes or a specific portion of an index. These index-based investments hold substantially all of their assets in securities representing their specific index. Accordingly, the main risk of investing in index-based investments is the same as investing in a portfolio of equity securities comprising the index. The market prices of index-based investments will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount or premium to their NAVs). Index-based investments may not replicate exactly the performance of their specified index because of transaction costs and because of the temporary unavailability of certain component securities of the index.

Examples of index-based investments include:

SPDRs(R): SPDRs, an acronym for "Standard & Poor's Depositary Receipts," are based on the S&P 500 Composite Stock Price Index. They are issued by the SPDR Trust, a unit investment trust that holds shares of substantially all the companies in the S&P 500 in substantially the same weighting and seeks to closely track the price performance and dividend yield of the Index.

MidCap SPDRs(R): MidCap SPDRs are based on the S&P MidCap 400 Index. They are issued by the MidCap SPDR Trust, a unit investment trust that holds a portfolio of securities consisting of substantially all of the common stocks in the S&P MidCap 400 Index in substantially the same weighting and seeks to closely track the price performance and dividend yield of the Index.

Select Sector SPDRs(R): Select Sector SPDRs are based on a particular sector or group of industries that are represented by a specified Select Sector Index within the Standard & Poor's Composite Stock Price Index. They are issued by The Select Sector SPDR Trust, an open-end management investment company with nine portfolios that each seeks to closely track the price performance and dividend yield of a particular Select Sector Index.

DIAMONDS(SM): DIAMONDS are based on the Dow Jones Industrial Average(SM). They are issued by the DIAMONDS Trust, a unit investment trust that holds a portfolio of all the component common stocks of the Dow Jones Industrial Average and seeks to closely track the price performance and dividend yield of the Dow.

Nasdaq-100 Shares: Nasdaq-100 Shares are based on the Nasdaq 100 Index. They are issued by the Nasdaq-100 Trust, a unit investment trust that holds a portfolio consisting of substantially all of the securities, in substantially the same weighting, as the component stocks of the Nasdaq-100 Index and seeks to closely track the price performance and dividend yield of the Index.

WEBs(SM): WEBs, an acronym for "World Equity Benchmark Shares," are based on 17 country-specific Morgan Stanley Capital International Indexes. They are issued by the WEBs Index Fund, Inc., an open-end management investment company that seeks to generally correspond to the price and yield performance of a specific Morgan Stanley Capital International Index.

Strategic Transactions and Derivatives. The Fund may, but is not required to, utilize various other investment strategies as described below for a variety of purposes, such as hedging various market risks, managing the effective maturity or duration of fixed-income securities in the Fund's portfolio, or enhancing potential gain. These strategies may be executed through the use of derivative contracts.

In the course of pursuing these investment strategies, the Fund may purchase and sell exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices and other instruments, purchase and sell futures contracts and options thereon, enter into various transactions such as swaps, caps, floors, collars, currency forward contracts, currency futures contracts, currency swaps or options on currencies, or currency futures and various other currency transactions (collectively, all the above are called "Strategic
Transactions"). In addition, strategic transactions may also include new techniques, instruments or strategies that are permitted as regulatory changes occur. Strategic Transactions may be used without limit (subject to certain limitations imposed by the 1940 Act) to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Fund's portfolio resulting from securities markets or currency exchange rate fluctuations, to protect the Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of fixed-income securities in the Fund's portfolio, or to establish a position in the derivatives markets as a substitute for purchasing or selling particular securities. Some Strategic Transactions may also be used to enhance potential gain although no more than 5% of the Fund's assets will be committed to
Strategic Transactions entered into for non-hedging purposes. Any or all of these investment techniques may be used at any time and in any combination, and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of the Fund to utilize these Strategic Transactions successfully will depend on the Advisor's ability to predict pertinent market movements, which cannot be assured. The Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. Strategic Transactions will not be used to alter fundamental investment purposes and characteristics of the Fund, and the Fund will segregate assets (or as provided by applicable regulations, enter into certain offsetting positions) to cover its obligations under options, futures and swaps to limit leveraging of the Fund.

Strategic Transactions, including derivative contracts, have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Advisor's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to the Fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, limit the amount of appreciation the Fund can realize on its investments or cause the Fund to hold a security it might otherwise sell. The use of currency transactions can result in the Fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of the Fund's position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, the Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized.

General Characteristics of Options. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of Fund assets in special accounts, as described below under "Use of Segregated and Other Special Accounts."

A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, the Fund's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the Fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. The Fund's purchase of a call option on a security, financial future, index, currency or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. The Fund is authorized to purchase and sell exchange listed options and over-the-counter options ("OTC options"). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.

With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is "in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

The Fund's ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. The Fund will only sell OTC options (other than OTC currency options) that are subject to a buy-back provision permitting the Fund to require the Counterparty to sell the option back to the Fund at a formula price within seven days. The Fund expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.

Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with the Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Advisor must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. The Fund will engage in OTC option transactions only with U.S. government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers" or broker/dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of A-1 from S&P or P-1 from Moody's or an equivalent rating from any nationally recognized statistical rating organization ("NRSRO") or, in the case of OTC currency transactions, are determined to be of equivalent credit quality by the Advisor. The staff of the SEC currently takes the position that OTC options purchased by the Fund, and portfolio securities "covering" the amount of the Fund's obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to the Fund's limitation on investing no more than 15% of its net assets in illiquid securities.

If the Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase the Fund's income. The sale of put options can also provide income.

The Fund may purchase and sell call options on securities including U.S. Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments that are traded on U.S. and foreign securities exchanges and in the over-the-counter markets, and on securities indices, currencies and futures contracts. All calls sold by the Fund must be "covered" (i.e., the Fund must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though the Fund will receive the option premium to help protect it against loss, a call sold by the Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument which it might otherwise have sold.

The Fund may purchase and sell put options on securities including U.S. Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments (whether or not it holds the above securities in its portfolio), and on securities indices, currencies and futures contracts other than futures on individual corporate debt and individual equity securities. The Fund will not sell put options if, as a result, more than 50% of the Fund's total assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that the Fund may be required to buy the underlying security at a disadvantageous price above the market price.

General Characteristics of Futures. The Fund may enter into futures contracts or purchase or sell put and call options on such futures as a hedge against anticipated interest rate, currency or equity market changes, and for duration management, risk management and return enhancement purposes. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by the Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position.

The Fund's use of futures and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the Commodity Futures Trading Commission and will be entered into for bona fide hedging, risk management (including duration management) or other portfolio and return enhancement management purposes. Typically, maintaining a futures contract or selling an option thereon requires the Fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark to market value of the contract fluctuates. The purchase of an option on financial futures involves payment of a premium for the option without any further obligation on the part of the Fund. If the Fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price, nor that delivery will occur.

The Fund will not enter into a futures contract or related option (except for closing transactions) if, immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options thereon would exceed 5% of the Fund's total assets (taken at current value); however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The segregation requirements with respect to futures contracts and options thereon are described below.

Options on Securities Indices and Other Financial Indices. The Fund also may purchase and sell call and put options on securities indices and other financial indices and in so doing can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

Currency Transactions. The Fund may engage in currency transactions with Counterparties primarily in order to hedge, or manage the risk of the value of portfolio holdings denominated in particular currencies against fluctuations in relative value. Currency transactions include forward currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below. The Fund may enter into currency transactions with Counterparties which have received (or the guarantors of the obligations which have received) a credit rating of A-1 or P-1 by S&P or Moody's, respectively, or that have an equivalent rating from a NRSRO or (except for OTC currency options) are determined to be of equivalent credit quality by the Advisor.

The Fund's dealings in forward currency contracts and other currency transactions such as futures, options, options on futures and swaps generally will be limited to hedging involving either specific transactions or portfolio positions except as described below. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of the Fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.

The Fund generally will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging or cross hedging as described below.

The Fund may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which the Fund has or in which the Fund expects to have portfolio exposure.

To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the Fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which the Fund's portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a commitment or option to sell a currency whose changes in value are generally considered to be correlated to a currency or currencies in which some or all of the Fund's portfolio securities are or are expected to be denominated, in exchange for U.S. dollars. The amount of the commitment or option would not exceed the value of the Fund's securities denominated in correlated currencies. For example, if the Advisor considers that the Austrian schilling is correlated to the German deutschemark (the "D-mark"), the Fund holds securities denominated in schillings and the Advisor believes that the value of schillings will decline against the U.S. dollar, the Advisor may enter into a commitment or option to sell D-marks and buy dollars. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived correlation between various currencies may not be present or may not be present during the particular time that the Fund is engaging in proxy hedging. If the Fund enters into a currency hedging transaction, the Fund will comply with the asset segregation requirements described below.

Risks of Currency Transactions. Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to the Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

Combined Transactions. The Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts) and multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions ("component" transactions), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of the Advisor, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Advisor's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

Swaps, Caps, Floors and Collars. Among the Strategic Transactions into which the Fund may enter are interest rate, currency, index and other swaps and the purchase or sale of related caps, floors and collars. The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Fund may be obligated to pay. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

The Fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as the Fund will segregate assets (or enter into offsetting positions) to cover its obligations under swaps, the Advisor and the Fund believe such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to its borrowing restrictions. The Fund will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the Counterparty, combined with any credit enhancements, is rated at least A by S&P or Moody's or has an equivalent rating from a NRSRO or is determined to be of equivalent credit quality by the Advisor. If there is a default by the Counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

Eurodollar Instruments. The Fund may make investments in Eurodollar instruments. Eurodollar instruments are U.S. dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. The Fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.

Risks of Strategic Transactions Outside the U.S. When conducted outside the U.S., Strategic Transactions may not be regulated as rigorously as in the U.S., may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by: (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the U.S. of data on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the U.S., (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the U.S., and (v) lower trading volume and liquidity.

Use of Segregated and Other Special Accounts. Many Strategic Transactions, in addition to other requirements, require that the Fund segregate cash or liquid assets with its custodian to the extent Fund obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by the Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid assets at least equal to the current amount of the obligation must be segregated with the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by the Fund will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate cash or liquid assets sufficient to purchase and deliver the securities if the call is exercised. A call option sold by the Fund on an index will require the Fund to own portfolio securities which correlate with the index or to segregate cash or liquid assets equal to the excess of the index value over the exercise price on a current basis. A put option written by the Fund requires the Fund to segregate cash or liquid assets equal to the exercise price.

Except when the Fund enters into a forward contract for the purchase or sale of a security denominated in a particular currency, which requires no segregation, a currency contract which obligates the Fund to buy or sell currency will generally require the Fund to hold an amount of that currency or liquid assets denominated in that currency equal to the Fund's obligations or to segregate cash or liquid assets equal to the amount of the Fund's obligation.

OTC options entered into by the Fund, including those on securities, currency, financial instruments or indices and OCC issued and exchange listed index options, will generally provide for cash settlement. As a result, when the Fund sells these instruments it will only segregate an amount of cash or liquid assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a non cash-settled put, the same as an OCC guaranteed listed option sold by the Fund, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when the Fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, the Fund will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess. OCC issued and exchange listed options sold by the Fund other than those above generally settle with physical delivery, or with an election of either physical delivery or cash settlement and the Fund will segregate an amount of cash or liquid assets equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery.

In the case of a futures contract or an option thereon, the Fund must deposit initial margin and possible daily variation margin in addition to segregating cash or liquid assets sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. Such liquid assets may consist of cash, cash equivalents, liquid debt or equity securities or other acceptable assets.

With respect to swaps, the Fund will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or liquid assets having a value equal to the accrued excess. Caps, floors and collars require segregation of assets with a value equal to the Fund's net obligation, if any.

Strategic  Transactions  may be covered  by other  means  when  consistent  with applicable regulatory policies. The Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and Strategic Transactions. For example, the Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. Moreover, instead of segregating cash or liquid assets if the Fund held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Other Strategic Transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction no segregation is required, but if it terminates prior to such time, cash or liquid assets equal to any remaining obligation would need to be segregated.

The Fund's activities involving Strategic Transactions may be limited by the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, (the "Code") for qualification as a regulated investment company. (See "TAXES.")


JAPAN AND THE JAPANESE ECONOMY*


Because of distance, as well as differences in language, history, and culture, Japan remains relatively unfamiliar to many investors. The archipelago of Japan stretches for 1300 miles in the western Pacific Ocean and comprises an area of approximately 146,000 square miles. The four main islands, Hokkaido, Honshu, Kyushu and Shikoku, cover the same approximate range of latitude and the same general range of climate as the east coast of the United States north of Florida. The archipelago has in the past experienced earthquakes and tidal waves of varying degrees of severity, and the risks of such phenomena, and damage resulting therefrom, continue to exist.

Japan has a total population of approximately 126 million. Life expectancy is one of the highest in the world. Literacy in Japan approaches 100%. Nearly 90% of Japanese students graduate from high school. Approximately 37% go on to college or university. Approximately 45% of the total population of Japan is concentrated in the metropolitan areas of Tokyo, Osaka and Nagoya, cities with some of the world's highest population densities.

Over the post war period Japan has experienced significant economic development. Today Japan is the second largest industrial nation in the world in terms of GDP, with the United States being the largest. During the era of high economic growth in the 1960s and early 1970s the expansion was based on the development of heavy industries such as steel and shipbuilding. In the 1970s, Japan moved into assembly industries that employ high levels of technology and consume relatively low quantities of resources, and since then has become a major producer of automobiles and electrical and


--------
* Where figures in tables under this caption have been rounded off, the totals may not necessarily agree with the sum of figures.

electronic products. In the 1980s, as Japan experienced a sharp appreciation of its currency, Japanese manufacturers increasingly moved their production offshore, while domestic demand was driven by a boom in consumption, housing, construction, and private capital expenditures. After the sharp collapse in the stock market, which began in 1990s, the Japanese economy has been in an adjustment phase, dealing with excess capacity and lower growth.

Another development in the Japanese economy in the 1990s was a growing trend of deregulation and globalization. Import restrictions on many products, ranging from meats to gasoline were gradually lifted, and deregulation proceeded in industries ranging from retail, communication, transportation, finance, and many others.

In the 1990s, asset price declines and excess capacity in many sectors have continued to support a largely disinflationary environment.

Japan's economy is a market economy in which industry and commerce are predominantly privately owned and operated. However, the Government is involved in establishing and meeting objectives for developing the economy and improving the standard of living of the Japanese people. In order to achieve its economic objectives, the Government has generally relied on providing the prerequisite business environment and administrative guidance. The agencies of the Government primarily concerned with economic policy and its implementation are the Economic Planning Agency, The Ministry of Finance (MOF) and the Ministry of International Trade and Industry (MITI). The Bank of Japan, Japan's central bank, also acts in this field.

Economic Trends



During the five-year period ended December 31, 2000, Japan's real gross domestic product in constant prices hardly changed. As a result of deflation, in nominal terms it fell by an annualized compound rate of 0.4%. In 1996, the gross domestic product grew at a high rate of 5.0% due to the front-loading of housing investment before the consumption tax hike scheduled on April 1, 1997. In 1997, the growth rate of gross domestic product slowed to 1.6% mainly due to a drop off in consumer spending and housing investment in reaction to the consumption tax hike. In 1998, the gross domestic product decreased by 2.5%, affected by reduced fixed investment in the private sector and continuous stagnation of consumer spending. In 1999, real GDP grew 0.3% reflecting a slight improvement in consumer spending, the largest component. In 2000, real GDP grew by 1.1%, but nominal growth fell for the third year in a row. Private sector capital expenditure as domestic industries began to restructure was the only significant generator of positive growth.


The following table sets forth the composition of Japan's gross domestic product in yen and in percentage terms. In addition, the gross domestic product in constant yen and the gross domestic deflator are shown.

                             GROSS DOMESTIC PRODUCT

-----------------------------------------------------------------------------------------------------------

Gross Domestic Product                      1996         1997          1998         1999         2000

===========================================================================================================



-----------------------------------------------------------------------------------------------------------

Nominal GDP (in Billion of Yen)         500,309.7    509,645.3    498,499.3     495,144.5    491,146.0

-----------------------------------------------------------------------------------------------------------

 Consumption                            347,763.6    355,461.5     355,442.2    357,787.4    356,837.2
  Private                               299,340.7    305,906.7    304,765.8     306,802.6    307,205.9
  Public                                48,422.9     49,554.8     50,676.4      50,984.8     49,631.3
 Fixed Investment                       147,424.80   145,608.50   133,593.30    129,101.10   126,226.80
  Private                               103,679.30   106,062.60   95,550.00     89,244.50    90,876.70
  Public                                43,745.5     39,545.9     38,043.3      39,856.6     35,350.1
 Inventory                              2,443.4      2,559.1      (252.7)       176.8        532.5
  Private                               2,249.3      2,422.4      (171.6)       259.9        527.5
  Public                                194.1        136.7         (81.1)       (83.1)       5.0
 Net Exports of Goods & Services        2,677.9      6,016.2     9,716.6      8,079.1      7,549.5
  Exports of Goods & Services           49,699.8     56,332.3     55,323.6     51,330.2     55,408.6
  Imports of Goods & Services           (47,021.9)   (50,316.1)  (45,607.0)     (43,251.1)   (47,859.1)
Real GDP                                485,219.0    492,954.2    480,586.8     481,561.8    486,637.0
GDP Deflator (1990=100)                 103.1        103.4        103.7         102.8        100.9


-----------------------------------------------------------------------------------------------------------

Percentage Change of GDP                1996         1997          1998         1999         2000

===========================================================================================================

Nominal GDP                             +3.5%        +1.9%        -2.2%         -0.7%        -0.8%
 Consumption                            +2.9%        +2.2%        -0.0%         +0.7%        -0.3%
 Fixed Investment                       +7.1%        -1.2%        -8.3%         -3.4%        -2.2%
 Inventory                              +347.6%      +4.7%        -109.9%       -170.0%      +201.2%
 Net Exports of Goods & Services        -62.4%       +124.7%      +61.5%        -16.9%       -6.6%
  Exports of Goods & Services           +9.5%        +13.3%       -1.8%         -7.2%        +7.9%
  Imports of Goods & Services           +22.9%       +7.0%        -9.4%         -5.2%        +10.7%
Real GDP                                +5.0%        +1.6%        -2.5%         +0.2%        +1.1%
GDP Deflator                            -1.4%        +0.3%        +0.3%         -0.9%        -1.8%


-----------------------------------------------------------------------------------------------------------

Percentage of Nominal GDP               1996         1997          1998         1999         2000

===========================================================================================================

 Consumption                            69.5%        69.7%        71.3%         72.3%        72.7%
 Fixed Investment                       29.5%        28.6%        26.8%         26.1%        25.7%
 Inventory                              0.5%         0.5%         -0.1%         0.0%         0.1%
 Net Exports of Goods & Services        0.5%         1.2%         1.9%          1.6%         1.5%
  Exports of Goods & Services           9.9%         11.1%        11.1%         10.4%        11.3%
  Imports of Goods & Services           9.4%         9.9%         9.1%          8.7%         9.7%
 Total                                  100.0%       100.0%       100.0%        100.0%       100.0%

-----------------------------------------------------------------------------------------------------------
   Source: Economic Planning Agency, Quarterly Report on National Accounts

Industrial Production


The following table sets forth indices of industrial production of Japan and other selected industrial countries for the six years ending with calendar year 2000 (with 1995 as 100):


                        INDICES OF INDUSTRIAL PRODUCTION

      ----------------------------------------------------------------------

          (1995=100)       1996     1997      1998      1999      2000

      ======================================================================

      Japan               102.90    107.30   99.70     100.10    106.40
      United States       104.50    110.70   114.80    119.70    123.50
      Germany              99.80    102.70   106.20    107.80    113.20
      United Kingdom      101.10    101.90   102.50    103.40    104.90
      France              100.30    104.10   108.80    113.30    116.60
      Italy                98.30    100.50   102.20    110.90    106.90
      Canada              100.10    104.00   109.10    113.67    117.90

      ----------------------------------------------------------------------
                 Source: IMF, International Financial Statistics


The following table sets forth the proportion of gross domestic product contributed by major industrial sectors of the economy for 1995 to 2000:


       GROSS DOMESTIC PRODUCT* BY INDUSTRIAL SECTORS
------------------------------------------------------------------------------------------------------------------------

                                                1995         1996           1997          1998          1999        2000

========================================================================================================================

Manufacturing                                  93.9%          93.7%         94.2%         94.0%         94.0%      n.a.
    Agriculture, Forestry and Fisheries         1.9%           1.9%          1.7%          1.7%          1.6%      n.a.
    Mining                                      0.2%           0.2%          0.2%          0.2%          0.2%      n.a.
    Construction                                8.2%           7.9%          7.6%          7.4%          7.3%      n.a.
    Manufacturing                              23.0%          23.2%         23.6%         22.4%         22.4%      n.a.
    Electricity, Gas and Water                  2.7%           2.8%          2.8%          2.9%          2.9%      n.a.
    Wholesale and Retail Trade                 15.2%          15.3%         15.4%         15.1%         14.5%      n.a.
    Finance and Insurance                       5.9%           5.6%          5.8%          5.8%          6.3%      n.a.
    Real Estate                                12.0%          11.8%         11.8%         12.0%         12.2%      n.a.
    Transportation & Communication              7.1%           6.9%          7.1%          7.4%          7.5%      n.a.
    Services                                   17.7%          18.1%         18.2%         19.1%         19.1%      n.a.
Government Services                             8.4%           8.3%          8.3%          8.5%          8.7%      n.a.
Private Non-Profit Institutions                 1.8%           1.7%          1.7%          1.9%          1.8%      n.a.
Import Duty                                     0.6%           0.5%          0.5%          0.5%          0.5%      n.a.
(Deduction) Others                              0.4%           0.4%          0.4%          0.4%          0.4%      n.a.
(Deduction) Imputed Interest                    4.9%           4.6%          4.8%          4.9%          5.0%      n.a.
Statistical Discrepancy                         0.7%           0.7%          0.6%          0.4%          0.3%      n.a.

=========================================================================================================================

Total GDP                                     100.0%         100.0%        100.0%        100.0%        100.0%      n.a.

------------------------------------------------------------------------------------------------------------------------
     Source: Economic Planning Agency, Annual Report on National Accounts

 * Gross domestic product measures the value of original goods and services produced by a country's domestic economy. It is equal to gross national product, minus the income that residents receive from abroad for factor services rendered abroad, plus similar payments made to non-residents who contribute to the domestic economy.

Energy

Japan has historically depended on oil for most of its energy requirements. Virtually all of its oil is imported, the majority from the Middle East. Oil price changes used to have a major impact on the domestic economy, but now their influence is relatively diminished.

Japan has worked to reduce its dependence on oil by encouraging energy conservation and the use of alternative fuels. In addition to conservation efforts, industrial restructuring, with emphasis on shifting from basic industries to processing and assembly type industries, has also contributed to the reduction of oil consumption. Despite Japan's sustained economic growth, crude oil imports have not increased materially since 1979.

Labor

In 2000, approximately 67.8 million persons, or approximately 53% of the Japanese population, were employed, of which approximately 4.8% were employed in agriculture, forestry and fisheries, 32.3% in construction and manufacturing and 6.8% in transportation and communications, 24.1% in wholesale and retail trade, 4.0% in finance, and 28.0% in other service-related industries (including the government). Since 1980 an increasing proportion of the paid work force is female and an increasing number of people have been employed in service industries.

-----------------------------------------------------------------------------------------

      Employee by type of work             1996      1997      1998      1999      2000

=========================================================================================

Agriculture, forestry and fisheries         5.3%      5.2%      5.1%      5.0%      4.8%
Construction                               10.9%     11.0%     10.7%     10.7%     10.7%
Manufacturing                              23.4%     23.1%     22.3%     21.9%     21.6%
Transportation & Communication              6.7%      6.6%      6.5%      6.6%      6.8%
Whole Trade, Retail Trade                  23.7%     23.6%     24.0%     24.2%     24.1%
Financials                                  4.1%      4.1%      4.2%      4.1%      4.0%
Services                                   25.9%     26.4%     27.2%     27.5%     28.0%

=========================================================================================

Total                                     100.0%    100.0%    100.0%    100.0%    100.0%

-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

(YoY%Chg)                                  1996      1997      1998      1999      2000

=========================================================================================

Wages Index                                +2.5%     +2.8%     -1.1%     -1.0%    n.a.
Hours Worked Index                         +0.8%     -0.2%     -1.8%     +0.0%    n.a.
Employment Index                           -2.2%     -0.9%     -1.3%     -2.6%    n.a.
Labor Productivity                         +3.2%     +4.8%     -4.1%     +3.0%     +6.1%

-----------------------------------------------------------------------------------------
             Source: Ministry of Labor, Monthly Labor (Wages are for
                  manufacturers who employ 30 or more persons.)

Prices



In the early 1990s, price inflation in Japan was weak. Over the last five years the tendency has become increasingly deflationary under the influences of slow economic growth, overcapacity, and increasing penetration of imports from low cost countries such as China. The tables below set forth the wholesale and consumer price indices for Japan and other selected industrial countries for which comparable statistics are available:


                COMPARATIVE WHOLESALE PRICE INDICES
    ----------------------------------------------------------------------
        (1995=100)         1996     1997      1998      1999      2000
    ======================================================================
    Japan                  100.10    101.60   100.00     96.70     96.60
    United States          102.30    102.30    99.70    100.60    106.30
    Germany                 99.60    100.70   100.30     99.03    102.50
    United Kingdom         102.60    103.60   104.20    105.40    108.10
    Italy                  101.90    103.20   103.30    103.10     na
    Canada                 100.40    101.30   101.20    102.90    108.10
    ----------------------------------------------------------------------
                 Source: IMF, International Financial Statistics

                 COMPARATIVE CONSUMER PRICE INDICES
    ----------------------------------------------------------------------
        (1995=100)         1996     1997      1998      1999      2000
    ======================================================================
    Japan                  100.10    101.80   102.50    102.20    101.50
    United States          102.90    105.30   107.00    109.30    113.00
    Germany                101.50    103.30   104.30    104.90    107.00
    United Kingdom         102.40    105.70   109.30    111.00    114.20
    France                 102.00    103.20   103.90    104.50    106.30
    Italy                  104.00    106.10   108.20    110.00    112.80
    Canada                 100.10    104.00   109.10    113.67    117.30
    ----------------------------------------------------------------------
                 Source: IMF, International Financial Statistics

Balance of Payments

In 1999, Japan registered a surplus of Y12,197 billion ($110.1 billion) in its current account. This surplus was predominantly due to a surplus of Y14,054 billion ($ 127.7 billion) in its trade account. Japan also registered an outflow of Y5,614.8 billion ($51.5 billion) in its capital and financial account.

Foreign Trade

Overseas trade is important to Japan's economy even though offshore production has eroded its importance. Japan has few natural resources and must export to pay for its imports of these basic requirements. During the year ended December 31, 2000, exports and imports represented approximately 11.1% and 9.7%, respectively, of Japan's nominal gross domestic product. Roughly three quarters of Japan's exports are machinery and equipment including motor vehicles, machine tools and electronic equipment. Japan's principal imports consist of raw materials, foodstuff and fuels, such as oil and coal.

Japan's principal export markets are the United States, Canada, the United Kingdom, Germany, Australia, Korea, Taiwan and the People's Republic of China. The principal sources of its imports are the United States, South East Asia, the People's Republic of China and the Middle East.

The following table shows (i) indices in yen terms of the value, volume and unit value (a measure of average prices) of Japanese exports and imports and (ii) the Japanese terms of trade (the ratio of export to import prices), which is an indicator of a country's comparative advantage in trade. During 1994-95, the terms of trade improved as a result of the higher yen and generally declining world commodity prices. The terms of trade at the end of 2000 were approximately similar to those at the end of 1996, despite considerable volatility in the yen rate during the period.

                             FOREIGN TRADE OF JAPAN
  --------------------------------------------------------------------------

      (1995=100)     1996       1997       1998      1999        2000

  ==========================================================================

  Value Index
      Exports       107.70     122.70     121.90    114.50     124.40
      Imports       120.40     129.80     116.20    111.80     129.80

  --------------------------------------------------------------------------

  Volume Index
       Exports      101.20     113.10     111.60    114.00     124.80
       Imports      105.60     107.40     101.70    111.40     123.70

  --------------------------------------------------------------------------

  Unit Value Index
        Exports     106.40     108.40     109.20    100.40     99.70
        Imports     114.00     120.90     114.30    100.30     104.90

  --------------------------------------------------------------------------

  Terms of Trade    93.30       89.70     95.60     100.10     95.00

  --------------------------------------------------------------------------
        Source: Ministry of Finance, The Summary Report on Trade of Japan

The following table sets forth the composition of Japan's exports and imports by major commodity groups:

         COMPOSITION OF JAPAN'S EXPORTS AND IMPORTS
----------------------------------------------------------------------------------------

Japan Exports                            1997          1998         1999          2000

========================================================================================


Foods & Beverage                          0.5%          0.5%         0.5%          0.4%
Textile Products                          2.0%          1.9%         1.9%          1.8%
Chemicals                                 7.1%          7.0%         7.4%          7.4%
Non-Ferrous Metal                         1.2%          1.1%         1.1%          1.2%
Metal Products                            6.4%          6.3%         5.7%          5.5%
Machinery                                23.8%         22.5%        21.3%         21.5%
Elec. Machinery                          23.6%         23.2%        24.3%         26.5%
  Visual Equipments                       2.1%          2.5%         2.5%          2.7%
  Audio Equipments                        0.9%          0.9%         0.8%          0.7%
  Others                                 22.7%         22.3%        23.5%         25.8%
Transport Equipments                     21.5%         23.2%        22.7%         21.0%
  Autos                                  14.0%         15.4%        14.9%         13.4%
  Auto Parts                              3.5%          3.2%         3.4%          3.6%
  Motorcycles                             0.9%          1.2%         1.1%          1.1%
  Shipments                               2.2%          2.5%         2.2%          2.0%
Precision Machinery                       4.8%          4.6%         5.1%          5.4%
Other Exports                             9.0%          9.5%        10.0%          9.5%


----------------------------------------------------------------------------------------

Total                                   100.0%        100.0%       100.0%        100.0%

----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------

Japan 's Imports                         1997          1998         1999          2000

========================================================================================


Foods & Beverages                        13.6%         14.8%        14.3%         12.1%
Basic Materials                           8.7%          7.8%         7.2%          6.5%
Mineral & Fuels                          18.4%         15.3%        16.0%         20.3%
  Coal                                    2.0%          2.2%         1.8%          1.4%
  Petroleum                              10.3%          8.0%         8.6%         11.8%
  Others                                  6.1%          5.2%         5.6%          7.1%
Chemicals                                 6.9%          7.4%         7.5%          7.0%
Textile Materials                         6.6%          6.8%         6.7%          6.5%
Non-Ferrous Metal                         1.5%          1.4%         1.4%          1.3%
Metal Products                            5.3%          5.1%         4.6%          4.8%
Machinery                                28.0%         30.5%        31.3%         31.6%
Others                                   10.9%         10.9%        10.9%         10.0%


----------------------------------------------------------------------------------------

Total                                   100.0%        100.0%       100.0%        100.0%

----------------------------------------------------------------------------------------

        Source: Ministry of Finance, The Summary Report -- Trade of Japan

The following table indicates the geographic distribution of Japan's trade in recent years.

   GEOGRAPHIC DISTRIBUTION OF JAPAN'S EXPORTS AND IMPORTS
--------------------------------------------------------------------------------------------------------

Japan Export
                              1996             1997             1998             1999             2000

========================================================================================================

Asia                          43.6%            41.6%            34.7%            37.2%            41.1%

--------------------------------------------------------------------------------------------------------

EU                            15.3%            15.6%            18.4%            17.8%            16.3%

--------------------------------------------------------------------------------------------------------

North America                 28.5%            29.3%            32.2%            32.4%            31.3%

--------------------------------------------------------------------------------------------------------

Other                         12.6%            13.6%            14.7%            12.6%            11.2%

--------------------------------------------------------------------------------------------------------


                                       21

--------------------------------------------------------------------------------------------------------

Japan Import
                              1996             1997             1998             1999             2000

========================================================================================================

Asia                          37.0%            37.0%            37.0%            40.0%            42.0%

--------------------------------------------------------------------------------------------------------

EU                            14.0%            13.0%            14.0%            14.0%            12.0%

--------------------------------------------------------------------------------------------------------

North America                 26.0%            25.0%            27.0%            24.0%            21.0%

--------------------------------------------------------------------------------------------------------

Middle East                    8.0%             9.0%             9.0%             9.0%            12.0%

--------------------------------------------------------------------------------------------------------

Other                         15.0%            15.0%            14.0%            13.0%            13.0%

--------------------------------------------------------------------------------------------------------
        Source: Ministry of Finance, The Summary Report -- Trade of Japan

SECURITIES MARKETS IN JAPAN

There are eight stock exchanges in Japan. Of these, the Tokyo Stock Exchange, the Osaka Stock Exchange and the Nagoya Stock Exchange are the largest. The three main markets have two sections of stocks; generally, companies with smaller capitalization are listed on the second section. In addition, The Japan Over-The-Counter Trading Co. acts as the intermediary between securities companies wishing to trade shares on the over-the-counter (OTC) market. The primary role of the OTC market is to facilitate the raising of funds from the investing public by unlisted, small and medium-sized companies. Equity securities of Japanese companies, which are traded in an over-the-counter market, are generally securities of relatively small or little-known companies. A new market, named "Mothers", was established in the Tokyo Stock Exchange on November 11, 1999. This market is designed to facilitate the public listing of venture business-type small corporations. As of the end of March 2000, six companies are listed on this market.

There are two widely followed price indices. The Nikkei Stock Average (NSA) is an arithmetic average of 225 selected stocks computed by a private corporation. In addition, the Tokyo Stock Exchange publishes the TOPIX, formerly the TSE Index, which is an index of all first section stocks. The second section has its own index. Nihon Keizai Shimbun, Inc., the publisher of a leading Japanese economic newspaper, publishes the OTC Index.


The following table shows the high, low and close of the Nikkei Stock Average, TOPIX and the Nikkei OTC Index for the years 1990 though 2000.


----------------------------------------------------------------------------------------------------------------------------------

                      1991       1992       1993       1994       1995       1996       1997       1998       1999       2000

=================================================================================================================================



Nikkei 225 High     27,146.91  23,801.18  21,148.11  21,552.81  20,011.76  22,666.80  20,681.07  17,264.34  18,934.34  20,833.21

           Low      21,456.76  14,309.41  16,078.71  17,369.74  14,485.41  19,161.71  14,775.22  12,879.97  13,232.74  13,423.21

           Close    22,983.77  16,924.95  17,417.24  19,723.06  19,868.15  19,361.35  15,258.74  13,842.17  18,934.34  13,785.69


----------------------------------------------------------------------------------------------------------------------------------

TSE/TOPIX High       2,028.85   1,763.43   1,698.67   1,712.73   1,585.87   1,722.13   1,560.28   1,300.30   1,722.20   1,754.78

          Low        1,638.06   1,102.50   1,250.06   1,445.97   1,193.16   1,448.45   1,130.00     980.11   1,048.33   1,255.16

          Close      1,714.68   1,307.66   1,439.31   1,559.09   1,577.70   1,470.94   1,175.03   1,086.99   1,722.20   1,283.67



----------------------------------------------------------------------------------------------------------------------------------

OTC       High       3,333.78   2,022.41   1,728.13   2,002.73   1,852.13   1,747.17   1,333.11     842.05   2,423.15   2,713.73

          Low        1,918.06   1,099.32   1,200.84   1,445.47   1,194.77   1,316.25     708.23     610.99     727.28   1,186.68

          Close      1,946.14   1,227.93   1,447.60   1,776.05   1,488.40   1,330.55     721.53     724.99   2,270.14   1,242.38


----------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------

 YoY%Chg               1991      1992      1993      1994      1995     1996      1997      1998     1999      2000

===================================================================================================================


Nikkei 225  High      -29.9%    -12.3%    -11.1%     +1.9%     -7.2%   +13.3%     -8.8%    -16.5%    +9.7%    +10.0%
            Low        +6.1%    -33.3%    +12.4%     +8.0%    -16.6%   +32.3%    -22.9%    -12.8%    +2.7%     +1.4%
            Close      -3.6%    -26.4%     +2.9%    +13.2%     +0.7%    -2.6%    -21.2%     -9.3%   +36.8%    -27.2%


---------------------------------------------------------------------------------------------------------------------

TSE/TOPIX   High      -29.3%    -13.1%     -3.7%     +0.8%     -7.4%    +8.6%     -9.4%    -16.7%   +32.4%     +1.9%
            Low        +7.5%    -32.7%    +13.4%    +15.7%    -17.5%   +21.4%    -22.0%    -13.3%    +7.0%    +19.7%
            Close      -1.1%    -23.7%    +10.1%     +8.3%     +1.2%    -6.8%    -20.1%     -7.5%   +58.4%    -25.5%


---------------------------------------------------------------------------------------------------------------------

OTC         High      -19.7%    -39.3%    -14.6%    +15.9%     -7.5%    -5.7%    -23.7%    -36.8%  +187.8%    +12.0%
            Low       -11.0%    -42.7%     +9.2%    +20.4%    -17.3%   +10.2%    -46.2%    -13.7%   +19.0%    +63.2%
            Close     -10.5%    -36.9%    +17.9%    +22.7%    -16.2%   -10.6%    -45.8%     +0.5%  +213.1%    -45.3%

---------------------------------------------------------------------------------------------------------------------

           Source: Tokyo Stock Exchange, Monthly Statistics Report and
 Annual Statistics of OTC Stocks issued by Japan Securities Dealers Association




In the five years ending December 1989, the Tokyo Stock Price Index (TOPIX) more than tripled, rising from 913.37 to 2884.80 on December 18, 1989. The TOPIX then declined heavily in 1990 and in 1992, and after showing a slight rebound in 1993 and 1994, the Index continued to decline throughout 1996, 1997 and 1998 to the latest low of 980.11 on October 15, 1998. From the 1989 peak to the 1998 bottom, the TOPIX registered a 66% drop. In 1999, the Tokyo stock market showed a strong upturn led by information service sector. The OTC index more than tripled in 1999. In 2000 TOPIX gave up much of the ground gained in 1999 as high growth company valuations fell in line with those in the US and Europe.

THE ORIGINAL DOCUMENT CONTAINS A MOUNTAIN CHART HERE SHOWING
TOPIX AND NEKKEI 225 (1987/05=1) FROM DATES 5/88 TO 5/00 WITH VALUES RANGING FROM 0.40 TO 1.60

The following tables present certain statistics with respect to the trading of equity securities on the Tokyo Stock Exchange (first and second sections combined) and the OTC market for the past five years. The following tables present certain statistics with respect to the trading of equity securities on the Tokyo Stock Exchange (first and second sections combined) and the OTC market for the past six years.

---------------------------------------------------------------------------------------------------------------------

                                                 1995        1996         1997         1998        1999        2000

=====================================================================================================================

Market Capitalization in billion of Yen)
      TSE                                      365,716     347,578       280,930     275,181     456,027     359,919
      OTC                                       14,535      14,904         9,228       7,742      27,411      10,283

---------------------------------------------------------------------------------------------------------------------

      TSE                                      369,680     405,541       436,416     445,872     585,937     639,134
      OTC                                        9,763       9,766         5,614       5,036      16,877      13,938

---------------------------------------------------------------------------------------------------------------------

Number of Listed Companies
      TSE                                         1714        1766          1805        1838        1890        2027
      OTC                                          678         762           834         856         868         886

---------------------------------------------------------------------------------------------------------------------

      Source: Tokyo Stock Exchange, Monthly Securities Statistics

Compared to the United States, the common stocks of many Japanese companies trade at a higher price-earnings ratio. Historically, investments in the OTC market have been more volatile than the TSE.

In the past, the proportion of trading value by institutional investors has tended to increase at the expense of individuals, but in the last three years of stock price declines, the share of trading value represented by financial institutions and business corporations has fallen while the value of trading by foreigners has risen substantially. In 1999, the trading value by individuals increased dramatically reflecting the stock market rally and brisk demand for stock investment trusts, as can be seen in the following table:

--------------------------------------------------------------------------------------------

(Trading Value; % of Total)          1996        1997         1998        1999        2000

============================================================================================

Individuals                          22.9%        16.9%        13.5%      29.0%       21.8%
Foreigners                           29.7%        34.5%        39.2%      38.6%       42.4%
Securities Companies                  2.8%         2.2%         1.9%       2.2%        2.8%
Investment Trust                      5.4%         3.5%         2.1%       2.3%        2.9%
Financial Institutions               32.8%        37.2%        37.4%      22.3%       26.0%
Others                                0.8%         0.7%         0.7%       0.6%        0.6%

--------------------------------------------------------------------------------------------

Customers' Account                  100.0%       100.0%       100.0%     100.0%      100.0%

--------------------------------------------------------------------------------------------

           Source: Tokyo Stock Exchange, Annual Securities Statistics
            (Trading Value; 1st and 2nd Sections of the Tokyo, Osaka
                           and Nagoya Stock Exchanges)

The following table shows the price/earning ratios, price/book value ratio, and dividend yield for TOPIX for each of the past five years. Because of differences in accounting methods used in Japan and the United States, the price/earning ratios are not directly comparable. The Japanese price/earnings ratio rose in the period from 1997 through 1999 due mainly to a decline in earnings particularly in the bank sector. 2000 saw a dramatic reversal, as market prices fell while earnings rose.


 TOPIX VALUATIONS (PER, PBR, Div. Yield and Rate of Return)

------------------------------------------------------------------------------------------------------

                               1995        1996        1997        1998       1999        2000

======================================================================================================

Price/Earnings Ratio 1)        69.87      51.73       124.45      174.54      81.97      35.81
Price/Book Ratio 1)            2.32       2.22        1.76        1.72        2.66       1.94
Dividend Yield 1)              0.75       0.81        1.02        1.00        0.57       0.82

                               -----------------------------------------------------------------------

Rate of Return 1)              3.70       -0.50       4.20        20.90          n.a.        n.a.

                               -----------------------------------------------------------------------
                   Sources: 1) Nikkei, 2) Tokyo Stock Exchange

The following tables, compiled by Morgan Stanley Capital International, set forth the size of the Japanese equity market in comparison with that of other major equity markets for the five years ending December 31, 2000.


                        EQUITY STOCK MARKETS OF THE WORLD
                              (dollars in billions)
-------------------------------------------------------------------------------

                          1996       1997        1998        1999        2000

===============================================================================

United States            42.83%     49.29%      50.46%      48.62%      50.14%
Japan                    17.35%     12.12%       9.98%      13.58%      10.73%
United Kingdom           10.30%     10.20%       9.95%       9.30%       9.94%
Euroland                 15.67%     17.93%      20.84%      20.22%      20.23%
Canada                    2.56%      2.43%       1.79%       2.11%       2.34%
Switzerland               3.02%      3.70%       3.77%       2.76%       3.36%
Hong Kong                 2.02%      1.33%       0.97%       1.13%       1.03%
Australia                 1.60%      1.44%       1.43%       1.33%       1.34%
Other                     4.65%      3.01%       2.25%       2.27%       2.24%

-------------------------------------------------------------------------------
  Source: Morgan Stanley Capital International, Quarterly
                                     Report

--------------------
* Where figures in tables under this caption have been rounded off, the totals may not necessarily agree with the sum of figures.

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

The Fund intends to follow the practice of distributing substantially all of net investment company taxable income as well as the entire excess of net realized long-term capital gains over net realized short-term capital losses.

The Fund intends to distribute any dividends from its net investment income and net realized capital gains after utilization of capital loss carryforwards, if any, in December to prevent application of a federal excise tax. An additional distribution may be made within three months of the Fund's year end, if necessary. Any dividends or capital gains distributions declared in October, November or December with a record date in any such month and paid during the following January will be treated by shareholders for federal income tax purposes as if received on December 31 of the calendar year declared. If a shareholder has elected to reinvest any dividends and/or other distributions, such distributions will be made in additional shares of the Fund and confirmations will be mailed to each shareholder. If a shareholder has chosen to receive cash, a check will be sent.

PERFORMANCE

The Fund may advertise several types of performance information for a class of shares, including "average annual total return" and "total return." Performance information will be computed separately for each of Class A, Class B and Class C shares. Each of these figures is based upon historical results and is not representative of the future performance of any class of shares of the Fund.

There  may  be  quarterly   periods  following  the  periods  reflected  in  the
performance bar chart in the Fund's prospectus which may be higher or lower than those included in the bar chart.

Average annual total return and total return measure both the net investment income generated by, and the effect of any realized or unrealized appreciation or depreciation of, the underlying investments in the Fund's portfolio. The Fund's average annual total return quotation is computed in accordance with a standardized method prescribed by rules of the SEC. The average annual total return for each class of shares of the Fund for a specific period is found by first taking a hypothetical $1,000 investment ("initial investment") in the relevant class of Fund shares on the first day of the period, adjusting to deduct the maximum applicable sales charge (in the case of Class A Shares), and computing the "redeemable value" of that investment at the end of the period. Average annual total return quotations will be determined to the nearest 1/100th of 1%. The redeemable value in the case of Class B Shares or Class C Shares include the effect of the applicable contingent deferred sales charge that may be imposed at the end of the period. The redeemable value is then divided by the initial investment, and this quotient is taken to the Nth root (N representing the number of years in the period) and 1 is subtracted from the result, which is then expressed as a percentage. Average annual total return calculated in accordance with this formula does not take into account any required payments for federal or state income taxes. Such quotations for Class B Shares for periods over six years will reflect conversion of such shares to Class A Shares at the end of the sixth year. The calculation assumes that all income and capital gains dividends paid by the Fund have been reinvested at net asset value on the reinvestment dates during the period. Average annual total return may also be calculated in a manner not consistent with the standard formula described above, without deducting the maximum sales charge or contingent deferred sales charge.

Average annual total return measures net investment income and capital gain or loss from portfolio investments, assuming reinvestment of all dividends. On April 1, 2000, the fund offered an additional three classes of shares, namely the Class A, B and C shares described herein. Prior to that date, the Fund consisted of one class of shares which, on that date, were designated as Class S shares of the Fund. Class S shares have no sales charges, Rule 12b-1 fees, or Administrative Service Fees (ASF). Class B share performance is adjusted for the applicable CDSC, which is 4% within the first year after purchase, declining to 0% after six years. Class C share performance is adjusted for a CDSC, which is 1% within the first year after purchase. The performance figures have not been adjusted to reflect Rule 12b-1 fees of 0.75%, which are applicable to each of Class B and C shares, and ASF of up to 0.25%, which are applicable to each of Class A, B and C shares from the date of each such class's inception. The Rule 12b-1 fees and ASF applicable to the respective classes of shares of the Fund will result in lower performance. Class S shares are subject to certain other, or different levels of, expenses than Classes A, B and C shares. The expenses applicable to Class S shares have been reflected in the performance presented. The difference in expenses will affect performance.


The figures below are based on the actual performance of the Class S shares, which are offered pursuant to a separate prospectus and Statement of Additional Information, and show performance information for the period ended December 31, 2000

Returns for the Class A, Class B and Class C shares reflect the performance of the Class S shares for the period ended December 31, 2000, restated to reflect the deduction of the current applicable sales charges (that is, the maximum 5.75% sales charge for Class A shares or the deferred sales charge in effect at the applicable period for Class B shares or Class C shares). The Class A, Class B and Class C shares' average annual total returns have also been restated to reflect an estimate of the difference in expense structure among share classes.


All returns assume reinvestment of distributions at net asset value and represent past performance; they do not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                          Average Annual Total Returns


      For the period ended December 31, 2000

                                Class A*            Class B*            Class C*
                                --------            --------            --------


      One Year                  -31.83%             -29.92%             -28.24%
      Five Years                6.86%               7.24%               7.35%
      Ten Years                 3.75%               3.63%               3.61%


* Class A, Class B and Class C shares commenced operations on May 1, 2000.

Calculation of the Fund's total return is not subject to a standardized formula, except when calculated for the Fund's financial statements and prospectus. Total return performance for a specific period is calculated by first taking a hypothetical investment ("initial investment") in the applicable relevant class of the Fund `shares on the first day of the period, either adjusting or not adjusting to deduct the maximum sales charge (in the case of Class A Shares), and computing the "ending value" of that investment at the end of the period. The total return percentage is then determined by subtracting the initial investment from the ending value and dividing the remainder by the initial investment and expressing the result as a percentage. The ending value in the case of Class B Shares or Class C Shares may or may not include the effect of the applicable contingent deferred sales charge that may be imposed at the end of the period. The calculation assumes that all income and capital gains dividends paid by the Fund have been reinvested at net asset value per share on the reinvestment dates during the period. Total return may also be shown as the increased dollar value of the initial investment over the period. Total return calculations that do not include the effect of the sales charge for Class A Shares or the contingent deferred sales charge for Class B and Class C Shares would be reduced if such charges were included.

Taking a Global Approach

Many U.S. investors limit their holdings to U.S. securities because they assume that international or global investing is too risky. While there are risks connected with investing overseas, it's important to remember that no investment -- even in blue-chip domestic securities -- is entirely risk free. Looking outside U.S. borders, an investor today can find opportunities that mirror domestic investments -- everything from large, stable multinational companies to start-ups in emerging markets. To determine the level of risk with which you are comfortable, and the potential for reward you're seeking over the long term, you need to review the type of investment, the world markets, and your time horizon.

The United States is unusual in that it has a very broad economy that is well represented in the stock market. However, many countries around the world are not only undergoing a revolution in how their economies operate, but also in terms of the role their stock markets play in financing activities. There is vibrant change throughout the global economy and all of this represents potential investment opportunity.

Investing beyond the United States can open this world of opportunity, due partly to the dramatic shift in the balance of world markets. In 1970, the United States alone accounted for two-thirds of the value of the world's stock markets. Now, the situation is reversed -- only 35% of global stock market capitalization resides here. There are companies in Southeast Asia that are starting to dominate regional activity; there are companies in Europe that are expanding outside of their traditional markets and taking advantage of faster growth in Asia and Latin America; other companies throughout the world are getting out from under state control and restructuring; developing countries continue to open their doors to foreign investment.

Stocks in many foreign markets can be attractively priced. The global stock markets do not move in lock step. When the valuations in one market rise, there are other markets that are less expensive. There is also volatility within markets in that some sectors may be more expensive while others are depressed in valuation. A wider set of opportunities can help make it possible to find the best values available.

International or global investing offers diversification because the investment is not limited to a single country or economy. In fact, many experts agree that investment strategies that include both U.S. and non-U.S. investments strike the best balance between risk and reward.

Comparison of Fund Performance

The Fund's performance figures are based upon historical results and are not necessarily representative of future performance. The Fund's Class A Shares are sold at net asset value plus a maximum sales charge of 5.75% of the offering price. Class B and Class C Shares are sold at net asset value. Redemption of Class B Shares may be subject to a contingent deferred sales charge that is 4% in the first year following the purchase, declines by a specified percentage each year thereafter and becomes zero after six years. Redemption of Class C Shares may be subject to a 1% contingent deferred sales charge in the first year following the purchase. Returns and net asset value will fluctuate. Factors affecting the Fund's performance include general market conditions, operating expenses and investment management. Any additional fees charged by a dealer or other financial services firm would reduce returns described in this section. Shares of the Fund are redeemable at the then current net asset value, which may be more or less than original cost.

A comparison of the quoted non-standard performance offered for various investments is valid only if performance is calculated in the same manner. Since there are different methods of calculating performance, investors should consider the effects of the methods used to calculate performance when comparing performance of the Fund with performance quoted with respect to other investment companies or types of investments.

In connection with communicating its performance to current or prospective shareholders, the Fund also may compare these figures to the performance of unmanaged indices which may assume reinvestment of dividends or interest but generally do not reflect deductions for administrative and management costs. Examples include, but are not limited to the Dow Jones Industrial Average, the Consumer Price Index, Standard & Poor's 500 Composite Stock Price Index (S&P
500), the Nasdaq OTC Composite Index, the Nasdaq Industrials Index, the Russell 2000 Index, and statistics published by the Small Business Administration.

The index used in the risk return summary of the Fund's prospectus is different from that used in the Fund's annual report and has been selected because it is believed to better represent the securities and markets in which the Fund typically invests. The Fund intends to change the index used in the Fund's next annual report to conform to that used in the risk return summary of the prospectus.

Because some or all of the Fund's investments are denominated in foreign currencies, the strength or weakness of the U.S. dollar as against these currencies may account for part of the Fund's investment performance. Historical information on the value of the dollar versus foreign currencies may be used from time to time in advertisements concerning the Fund. Such historical information is not indicative of future fluctuations in the value of the U.S. dollar against these currencies. In addition, marketing materials may cite country and economic statistics and historical stock market performance for any of the countries in which the Fund invests, including, but not limited to, the following: population growth, gross domestic product, inflation rate, average stock market price-earnings ratios and the total value of stock markets. Sources for such statistics may include official publications of various foreign governments and exchanges.

From time to time, in advertising and marketing literature, this Fund's performance may be compared to the performance of broad groups of mutual funds with similar investment goals, as tracked by independent organizations such as, Investment Company Data, Inc. ("ICD"), Lipper Analytical Services, Inc. ("Lipper"), CDA Investment Technologies, Inc. ("CDA"), Morningstar, Inc., Value Line Mutual Fund Survey and other independent organizations. When these organizations' tracking results are used, the Fund will be compared to the appropriate fund category, that is, by fund objective and portfolio holdings, or to the appropriate volatility grouping, where volatility is a measure of a fund's risk. For instance, a Kemper growth fund will be compared to funds in the growth fund category; a Kemper income fund will be compared to funds in the income fund category; and so on. Kemper funds (except for money market funds) may also be compared to funds with similar volatility, as measured statistically by independent organizations. In addition, the Fund's performance may be compared to the performance of broad groups of comparable mutual funds. Unmanaged indices with which the Fund's performance may be compared include, but are not limited to, the following:

The Europe/Australia/Far East (EAFE) Index

International    Finance    Corporation's    Latin   America
Investable Total Return Index

Morgan Stanley Capital International World Index

J.P. Morgan Global Traded Bond Index

Salomon Brothers World Government Bond Index

Nasdaq Composite Index

Wilshire 5000 Stock Index

From time to time, in marketing and other Fund literature, Directors and officers of the Fund, the Fund's portfolio manager, or members of the portfolio management team may be depicted and quoted to give prospective and current shareholders a better sense of the outlook and approach of those who manage the Fund. In addition, the amount of assets that the Advisor has under management in various geographical areas may be quoted in advertising and marketing materials.

Statistical and other information, as provided by the Social Security Administration, may be used in marketing materials pertaining to retirement planning in order to estimate future payouts of social security benefits. Estimates may be used on demographic and economic data.

Marketing and other Fund literature may include a description of the potential risks and rewards associated with an investment in the Fund. The description may include a "risk/return spectrum" which compares the Fund to other Kemper funds or broad categories of funds, such as money market, bond or equity funds, in terms of potential risks and returns. Money market funds are designed to maintain a constant $1.00 share price and have a fluctuating yield. Share price, yield and total return of a bond fund will fluctuate. The share price and return of an equity fund also will fluctuate. The description may also compare the Fund to bank products, such as certificates of deposit. Unlike mutual funds, certificates of deposit are insured up to $100,000 by the U.S. Government and offer a fixed rate of return.

Because bank products guarantee the principal value of an investment and money market funds seek stability of principal, these investments are considered to be less risky than investments in either bond or equity funds, which may involve the loss of principal. However, all long-term investments, including investments in bank products, may be subject to inflation risk, which is the risk of erosion of the value of an investment as prices increase over a long time period. The risks/returns associated with an investment in bond or equity funds depend upon many factors. For bond funds these factors include, but are not limited to, a fund's overall investment objective, the average portfolio maturity, credit quality of the securities held, and interest rate movements. For equity funds, factors include a fund's overall investment objective, the types of equity securities held and the financial position of the issuers of the securities. The risks/returns associated with an investment in international bond or equity funds also will depend upon currency exchange rate fluctuation.

A risk/return spectrum generally will position the various investment categories in the following order: bank products, money market funds, bond funds and equity funds. Shorter-term bond funds generally are considered less risky and offer the potential for less return than longer-term bond funds. The same is true of domestic bond funds relative to international bond funds, and bond funds that purchase higher quality securities relative to bond funds that purchase lower quality securities. Growth and income equity funds are generally considered to be less risky and offer the potential for less return than growth funds. In addition, international equity funds usually are considered more risky than domestic equity funds but generally offer the potential for greater return.

Risk/return spectrums also may depict funds that invest in both domestic and foreign securities or a combination of bond and equity securities.

Evaluation of Fund performance or other relevant statistical information made by independent sources may also be used in advertisements concerning the Fund, including reprints of, or selections from, editorials or articles about this Fund.

INVESTMENT MANAGER

Zurich Scudder Investments, Inc. (the "Advisor"), an investment counsel firm, acts as investment advisor to the Fund. This organization, the predecessor of which is Scudder, Stevens & Clark, Inc., is one of the most experienced investment counsel firms in the U. S. It was established as a partnership in 1919 and pioneered the practice of providing investment counsel to individual clients on a fee basis. In 1928 it introduced the first no-load mutual fund to the public. In 1953 the Advisor introduced Scudder International Fund, Inc., the first mutual fund available in the U.S. investing internationally in securities of issuers in several foreign countries. The predecessor firm reorganized from a partnership to a corporation on June 28, 1985. On December 31, 1997, Zurich Insurance Company ("Zurich") acquired a majority interest in the Advisor, and Zurich Kemper Investments, Inc., a Zurich subsidiary, became part of the Advisor. The Advisor's name changed to Scudder Kemper Investments, Inc. On September 7, 1998, the businesses of Zurich (including Zurich's 70% interest in Scudder Kemper) and the financial services businesses of B.A.T Industries p.l.c. ("B.A.T") were combined to form a new global insurance and financial services company known as Zurich Financial Services Group. By way of a dual holding company structure, former Zurich shareholders initially owned approximately 57% of Zurich Financial Services Group, with the balance initially owned by former B.A.T shareholders. On October 17, 2000, the dual-headed holding company structure of Zurich Financial Services Group, comprised of Allied Zurich p.l.c. in the United Kingdom and Zurich Allied in Switzerland, was unified into a single Swiss holding company, Zurich Financial Services. On January 1, 2001, Scudder Kemper Investments, Inc. changed its name to Zurich Scudder Investments, Inc.


Founded in 1872, Zurich is a multinational, public corporation organized under the laws of Switzerland. Its home office is located at Mythenquai 2, 8002 Zurich, Switzerland. Historically, Zurich's earnings have resulted from its operations as an insurer as well as from its ownership of its subsidiaries and affiliated companies (the "Zurich Insurance Group"). Zurich and the Zurich Insurance Group provide an extensive range of insurance products and services and have branch offices and subsidiaries in more than 40 countries throughout the world.

The principal source of the Advisor's income is professional fees received from providing continuous investment advice. Today, it provides investment counsel for many individuals and institutions, including insurance companies, colleges, industrial corporations, and financial and banking organizations as well as providing investment advice to over 74 open and closed-end mutual funds.

The Advisor maintains a large research department, which conducts continuous studies of the factors that affect the position of various industries, companies and individual securities. The Advisor receives published reports and statistical compilations from issuers and other sources, as well as analyses from brokers and dealers who may execute portfolio transactions for the Advisor's clients. However, the Advisor regards this information and material as an adjunct to its own research activities. The Advisor's international investment management team travels the world, researching hundreds of companies. In selecting the securities in which the Fund may invest, the conclusions and investment decisions of the Advisor with respect to the Funds are based primarily on the analyses of its own research department.

Certain investments may be appropriate for the fund and also for other clients advised by the Advisor. Investment decisions for a fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Advisor to be equitable to each. In some cases, this procedure could have an adverse effect on the price or amount of the securities purchased or sold by a fund. Purchase and sale orders for a fund may be combined with those of other clients of the Advisor in the interest of achieving the most favorable net results to that fund.

In certain cases, the investments for the fund are managed by the same individuals who manage one or more other mutual funds advised by the Advisor, that have similar names, objectives and investment styles. You should be aware that the Fund is likely to differ from these other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Fund can be expected to vary from those of these other mutual funds.


The present investment management agreement (the "Agreement") was approved by the Directors on July 9, 1998, became effective September 7, 1998, and was approved at a shareholder meeting held on December 11, 1998. The Agreement will continue in effect until October 31, 2001 and from year to year thereafter only if its continuance is approved annually by the vote of a majority of those Directors who are not parties to such Agreement or interested persons of the Advisor or the Fund, cast in person at a meeting called for the purpose of voting on such approval, and either by a vote of the Fund's Directors or of a majority of the outstanding voting securities of the Fund. The Agreement may be terminated at any time without payment of penalty by either party on sixty days' written notice and automatically terminate in the event of its assignment.


Under the Agreement, the Advisor regularly provides the Fund with continuing investment management for the Fund's portfolio consistent with the Fund's investment objectives, policies and restrictions and determines what securities shall be purchased, held or sold and what portion of the Fund's assets shall be held uninvested, subject to the Fund's Articles, By-Laws, the 1940 Act, the Code and to the Fund's investment objective, policies and restrictions, and subject, further, to such policies and instructions as the Board of Directors of the Fund may from time to time establish.

Under the Agreement, the Advisor renders significant administrative services (not otherwise provided by third parties) necessary for the Fund's operations as an open-end investment company including, but not limited to, preparing reports and notices to the Directors and shareholders; supervising, negotiating contractual arrangements with, and monitoring various third-party service providers to the Fund (such as the Fund's transfer agent, pricing agents, custodian, accountants and others); preparing and making filings with the Commission and other regulatory agencies; assisting in the preparation and filing of the Fund's federal, state and local tax returns; preparing and filing the Fund's federal excise tax returns; assisting with investor and public relations matters; monitoring the valuation of securities and the calculation of net asset value; monitoring the registration of shares of the Fund under applicable federal and state securities laws; maintaining the Fund's books and records to the extent not otherwise maintained by a third party; assisting in establishing accounting policies of the Fund; assisting in the resolution of accounting and legal issues; establishing and monitoring the Fund's operating budget; processing the payment of the Fund's bills; assisting the Fund in, and otherwise arranging for, the payment of distributions and dividends and otherwise assisting the Fund in the conduct of its business, subject to the direction and control of the Directors.

The Advisor pays the compensation and expenses of all Directors, officers and executive employees (except expenses incurred attending Board and committee meetings outside New York, New York or Boston, Massachusetts) of the Fund affiliated with the Advisor and makes available, without expense to the Fund, the services of such Directors, officers and employees of the Advisor as may duly be elected officers of the Fund, subject to their individual consent to serve and to any limitations imposed by law, and provides the Fund's office space and facilities.


For its services under the Agreement, the Advisor receives a monthly fee, payable in dollars, equal on an annual basis to 0.85 of 1% of the first $100 million of average daily net assets, 0.75 of 1% on net assets in excess of $100 million up to and including $300 million, 0.70 of 1% on net assets in excess of $300 million up to and including $600 million, and 0.65 of 1% of net assets in excess of $600 million. For purposes of computing the monthly fee, the average daily net assets of the Fund is determined as of the close of business on each business day of each month throughout the year. For the year ended December 31, 2000, the fee pursuant to the Agreement amounted to $6,018,587, which was equivalent to an annual effective rate of 0.72% of the Fund's average daily net assets.


Under the Agreement the Fund is responsible for all of its other expenses including: organizational costs, fees and expenses incurred in connection with membership in investment company organizations; brokers' commissions; legal, auditing and accounting expenses; taxes and governmental fees; the fees and expenses of the Transfer Agent; the cost of preparing share certificates or any other expenses of issue, sale, underwriting, distribution, redemption or repurchase of shares; the expenses of and the fees for registering or qualifying securities for sale; the fees and expenses of Directors, officers and employees of the Fund who are not affiliated with the Advisor; the cost of printing and distributing reports and notices to stockholders; and the fees and disbursements of custodians. The Fund may arrange to have third parties assume all or part of the expenses of sale, underwriting and distribution of shares of the Fund. The Fund is also responsible for its expenses of shareholders' meetings, the cost of responding to shareholders' inquiries, and its expenses incurred in connection with litigation, proceedings and claims and the legal obligation it may have to indemnify its officers and Directors of the Fund with respect thereto. The custodian agreement provides that the custodian shall compute the net asset value.

The Agreement expressly provides that the Advisor shall not be required to pay a pricing agent of any Fund for portfolio pricing services, if any.

The Advisor may serve as advisor to other funds with investment objectives and policies similar to those of the Funds that may have different distribution arrangements or expenses, which may affect performance.

Sub-Advisor. Zurich Scudder Investments Japan, Inc., Kamiyachyo Mori Building, 4-3-20, Toranomon, Minato-ku, Tokyo, Japan, an affiliate of the advisor, is the subadvisor to the Fund. The subadvisor render investment advisory and management services with regard to the portion of the Fund's portfolio as allocated to the sub-advisor by the advisor from time-to-time for management, including services related to foreign securities, foreign currency transactions and related investments.

Under the terms of the Subadvisory Agreement, the Subadvisor serves as investment counsel to the Advisor with respect to the investment portfolio of the Fund, which is under the management of the Advisor pursuant to an Investment Management Agreement between the Advisor and the Fund dated September 7, 1998. The Subadvisor manages the investment and reinvestment of the Fund's portfolio and will provide such investment advice, research and assistance as the Advisor may, from time to time, reasonably request.

As compensation for its services, the Advisor pays to the Subadvisor, payable monthly, a sub-advisory fee computed at an annual rate of 0.280% of the average daily net assets of the Fund. The Subadvisory Agreement provides that the Subadvisor will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with matters to which the Subadvisory Agreement relates, except a loss resulting from willful misconduct, bad faith or gross negligence on the part of the Subadvisor in the performance of its duties or from reckless disregard by the Subadvisor of its obligations and duties under the Subadvisory Agreement.

The Subadvisory Agreement remains in effect until October 31, 2001 unless sooner terminated or not annually approved as described below. Notwithstanding the foregoing, the Subadvisory Agreement shall continue in effect until October 31, 2001 and year to year thereafter, but only as long as such continuance is specifically approved at least annually (a) by a majority of the Directors of the Corporation who are not parties to such agreement or interested persons of any such party except in their capacity as Directors of the Corporation, and (b) by the shareholders or the Board of Directors of the Corporation. The Subadvisory Agreement may be terminated at any time upon 60 days' notice by the Advisor or by the Board of Directors of the Corporation or by majority vote of the outstanding shares of the Fund, and will terminate automatically upon assignment or upon termination of the Fund's investment management agreement.


CODE OF ETHICS


The Fund, the Advisor, the Subadvisor and principal underwriter have each adopted codes of ethics under rule 17j-1 of the Investment Company Act. Board members, officers of the Fund and employees of the Advisor, Subadvisor and principal underwriter are permitted to make personal securities transactions, including transactions in securities that may be purchased or held by the Fund, subject to requirements and restrictions set forth in the applicable Code of Ethics. The Advisor's Code of Ethics contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Fund. Among other things, the Advisor's Code of Ethics prohibits certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, and requires the submission of duplicate broker confirmations and quarterly reporting of securities transactions. Additional restrictions apply to portfolio managers, traders, research analysts and others involved in the investment advisory process. Exceptions to these and other provisions of the Advisor's Code of Ethics may be granted in particular circumstances after review by appropriate personnel.


PRINCIPAL UNDERWRITER


Pursuant to an underwriting and distribution services agreement ("distribution agreement") with the Fund, Scudder Distributors, Inc. ("SDI"), 222 South Riverside Plaza, Chicago, Illinois 60606, an affiliate of the Advisor, and a wholly-owned subsidiary of the Advisor, is the principal underwriter and distributor for the Class A, Class B and Class C shares of the Fund and acts as agent of the Fund in the continuous offering of its shares. SDI bears all its expenses of providing services pursuant to the distribution agreement, including the payment of any commissions. The Fund pays the cost for the prospectus and shareholder reports to be set in type and printed for existing shareholders, and SDI, as principal underwriter, pays for the printing and distribution of copies thereof used in connection with the offering of shares to prospective investors. SDI also pays for supplementary sales literature and advertising costs. SDI may enter into related selling group agreements with various broker-dealers, including affiliates of SDI, that provide distribution services.

Class A Shares. SDI receives no compensation from the Fund as principal underwriter for Class A shares and pays all expenses of distribution of the Fund's Class A shares under the distribution agreement not otherwise paid by dealers or other financial services firms. As indicated under "Purchase, Repurchase and Redemption of Shares," SDI retains the sales charge upon the purchase of shares and pays or allows concessions or discounts to firms for the sale of the Fund's Class A shares. The following information concerns the underwriting commissions paid in connection with the distribution of the Fund's Class S shares for the periods noted.

Class B and C Shares. The Fund has adopted plans under Rule 12b-1 under the 1940 Act that provide for fees payable as an expense of the Class B shares and Class C shares that are used by SDI to pay for distribution and services for those classes. Because 12b-1 fees are paid out of fund assets on an ongoing basis, they will, over time, increase the cost of investment and may cost more than other types of sales charges.

For its services under the distribution agreements, SDI receives a fee from the Fund pursuant to a Rule 12b-1 Plan, payable monthly, at the annual rate of 0.75% of average daily net assets of such Fund attributable to Class B shares. This fee is accrued daily as an expense of Class B shares. SDI also receives any contingent deferred sales charges received on redemptions of Class B shares. See "Purchase, Repurchase and Redemption of Shares-Contingent Deferred Sales Charge-Class B Shares." SDI currently compensates firms for sales of Class B shares at a commission rate of 3.75%.

For its services under the distribution agreements, SDI receives a fee from the Fund pursuant to a Rule 12b-1 Plan, payable monthly, at the annual rate of 0.75% of average daily net assets of such Fund attributable to Class C shares. This fee is accrued daily as an expense of Class C shares. SDI currently advances to firms the first year distribution fee at a rate of 0.75% of the purchase price of such shares. For periods after the first year, SDI currently intends to pay firms for sales of Class C shares a distribution fee, payable quarterly, at an annual rate of 0.75% of net assets attributable to Class C shares maintained and serviced by the firm and the fee continues until terminated by SDI or the Fund. SDI also receives any contingent deferred sales charges received on redemptions of Class C shares. See "Purchase, Repurchase and Redemption of Shares -Contingent Deferred Charge--Class C Shares." For the year ended December 31, 2000, the Distribution services fee for Class B shares and Class C shares aggregated $405 and $95 respectively, of which none was paid at December 31, 2000.

Rule 12b-1 Plan. If a Rule 12b-1 Plan (the "Plan") is terminated in accordance with its terms, the obligation of the Fund to make payments to SDI pursuant to the Plan will cease and the Fund will not be required to make any payments past the termination date. Thus, there is no legal obligation for the Fund to pay any expenses incurred by SDI in excess of its fees under the Plan, if for any reason the Plan is terminated in accordance with its terms. Future fees under the Plan may or may not be sufficient to reimburse SDI for its expenses incurred. (See "Principal Underwriter" for more information.)

Each distribution agreement and Rule 12b-1 Plan continues in effect from year to year so long as such continuance is approved for each class at least annually by a vote of the Board of the Fund, including the Board members who are not interested persons of the Fund and who have no direct or indirect financial interest in the agreement. Each agreement automatically terminates in the event of its assignment and may be terminated for a class at any time without penalty by the Fund for that Fund or by SDI upon 60 days' notice. Termination by the Fund with respect to a class may be by vote of a majority of the Board or a majority of the Board members who are not interested persons of the Fund and who have no direct or indirect financial interest in the agreement, or a "majority of the outstanding voting securities" of the class of the Fund, as defined under the 1940 Act. A Rule 12b-1 Plan may not be amended for a class to increase the fee to be paid by the Fund with respect to such class without approval by a majority of the outstanding voting securities of such class of the Fund and all material amendments must in any event be approved by the Board in the manner described above with respect to the continuation of the agreement.


ADMINISTRATIVE SERVICES


Administrative services are provided to the Fund under an administrative services agreement ("administrative agreement") with SDI. SDI bears all its expenses of providing services pursuant to the administrative agreement between SDI and the Fund, including the payment of service fees. Classes A, B and C pay SDI an administrative services fee, payable monthly, at an annual rate of up to 0.25% of average daily net assets of the Class A, B and C shares of the Fund.

SDI has entered into related arrangements with various broker-dealer firms and other service or administrative firms ("firms"), that provide services and facilities for their customers or clients who are investors in the Funds. The firms provide such office space and equipment, telephone facilities and personnel as is necessary or beneficial for providing information and services to their clients. Such services and assistance may include, but are not limited to, establishing and maintaining accounts and records, processing purchase and redemption transactions, answering routine inquiries regarding the Funds, assistance to clients in changing dividend and investment options, account designations and addresses and such other administrative services as may be agreed upon from time to time and permitted by applicable statute, rule or regulation. With respect to Class A shares, SDI pays each firm a service fee, normally payable quarterly, at an annual rate of up to 0.25% of the net assets in the Funds' accounts that it maintains and services attributable to Class A shares, commencing with the month after investment. With respect to Class B and Class C shares, SDI currently advances to firms the first-year service fee at a rate of up to 0.25% of the purchase price of such shares. For periods after the first year, SDI currently intends to pay firms a service fee at a rate of up to 0.25% (calculated monthly and normally paid quarterly) of the net assets attributable to Class B and C shares maintained and serviced by the firm. After the first year, a firm becomes eligible for the quarterly service fee and the fee continues until terminated by SDI or the Fund. Firms to which service fees may be paid may include affiliates of SDI. In addition, SDI may from time to time, from its own resources, pay certain firms additional amounts for ongoing administrative services and assistance provided to their customers and clients who are shareholders of the Fund.

SDI also may provide some of the above services and may retain any portion of the fee under the administrative agreement not paid to firms to compensate itself for administrative functions performed for the Fund. Currently, the administrative services fee payable to SDI is payable at the annual rate of
0.25% based upon Fund assets in accounts for which a firm provides administrative services and, effective January 1, 2000, the Fund will pay SDI an administrative service fee at the annual rate of 0.15% based upon Fund assets in accounts for which there is no firm (other than SDI) listed on the Fund's records. The effective administrative services fee rate to be charged against all assets of the Fund while this procedure is in effect will depend upon the proportion of the Fund's assets that is in accounts for which a firm of record provides administrative services. The Board of Directors, in its discretion, may approve basing the fee to SDI at the annual rate of 0.25% on all Fund assets in the future. For the year ended December 31, 2000, the administrative services fee paid to SDI aggregated $1,813.

Certain Board members or officers of the Funds are also directors or officers of the Advisor or SDI as indicated under "Officers and Board Members."


CUSTODIAN, TRANSFER AGENT AND SHAREHOLDER SERVICES AGENT

The Fund employs Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109, as Custodian and Fund Accounting Agent. Bank of Tokyo -- Mitsubishi, Limited is employed as Sub-Custodian. Brown Brothers attends to the collection of principal and income, and payment for and collection of proceeds of securities bought and sold by the Fund.


Scudder Investments Service Company ("SSvC"), an affiliate of the Advisor, serves as "Shareholder Service Agent" of the Fund, and as such, performs all duties as transfer agent and dividend paying agent.
The Fund pays SSvC as follows: annual account fees of $10.00 ($18.00 for retirement accounts) plus set up charges, annual fees associated with the contingent deferred sales charges (Class B only), an asset-based fee of 0.08% and out-of-pocket reimbursement. For the year ended December 31, 2000, the amount charged to Classes A, B and C by SSvC aggregated $237, $151 and $60, respectively, all of which is unpaid at December 31, 2000.


Independent Accountants and Reports to Shareholders. The financial highlights of the Fund included in the Fund's prospectus and the Financial Statements incorporated by reference in this Statement of Additional Information have been so included or incorporated by reference in reliance on the report of PricewaterhouseCoopers LLP, 160 Federal Street, Boston, Massachusetts 02110, independent accountants, given on the authority of that firm as experts in accounting and auditing. PricewaterhouseCoopers LLP audits the financial statements of the Fund and provides other audit, tax and related services. Shareholders will receive annual audited financial statement and semi-annual unaudited financial statements.

PORTFOLIO TRANSACTIONS

Brokerage Commissions

Allocation of brokerage is supervised by the Advisor.

The primary objective of the Advisor in placing orders for the purchase and sale of securities for the Fund is to obtain the most favorable net results, taking into account such factors as price, commission where applicable, size of order, difficulty of execution and skill required of the executing broker/dealer. The Advisor seeks to evaluate the overall reasonableness of brokerage commissions paid (to the extent applicable) through the familiarity of Scudder Investor Services ("SIS") with commissions charged on comparable transactions, as well as by comparing commissions paid by the Fund to reported commissions paid by others. The Advisor routinely reviews commission rates, execution and settlement services performed and makes internal and external comparisons.

The Fund's purchases and sales of fixed-income securities are generally placed by the Advisor with primary market makers for these securities on a net basis, without any brokerage commission being paid by the Fund. Trading does, however, involve transaction costs. Transactions with dealers serving as primary market makers reflect the spread between the bid and asked prices. Purchases of underwritten issues may be made, which will include an underwriting fee paid to the underwriter.

When it can be done consistently with the policy of obtaining the most favorable net results, it is the Advisor's practice to place such orders with broker/dealers who supply brokerage and research services to the Advisor or the Fund. The term "research services" includes advice as to the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or purchasers or sellers of securities; and analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. The Advisor is authorized when placing portfolio transactions, if applicable, for the Fund to pay a brokerage commission in excess of that which another broker might charge for executing the same transaction on account of execution services and the receipt of research services. The Advisor has negotiated arrangements, which are not applicable to most fixed-income transactions, with certain broker/dealers pursuant to which a broker/dealer will provide research services, to the Advisor or the Fund in exchange for the direction by the Advisor of brokerage transactions to the broker/dealer. These arrangements regarding receipt of research services generally apply to equity security transactions. The Advisor will not place orders with a broker/dealer on the basis that the broker/dealer has or has not sold shares of the Fund. In effecting transactions in over-the-counter securities, orders are placed with the principal market makers for the security being traded unless, after exercising care, it appears that more favorable results are available elsewhere.

To the maximum extent feasible, it is expected that the Advisor will place orders for portfolio transactions through SIS, which is a corporation registered as a broker/dealer and a subsidiary of the Advisor; the SIS will place orders on behalf of the Fund with issuers, underwriters or other brokers and dealers. The SIS will not receive any commission, fee or other remuneration from the Fund for this service.

Although certain research services from broker/dealers may be useful to the Fund and to the Advisor, it is the opinion of the Advisor that such information only supplements the Advisor's own research effort since the information must still be analyzed, weighed, and reviewed by the Advisor's staff. Such information may be useful to the Advisor in providing services to clients other than the Fund, and not all such information is used by the Advisor in connection with the Fund. Conversely, such information provided to the Advisor by broker/dealers through whom other clients of the Advisor effect securities transactions may be useful to the Advisor in providing services to the Fund.

The Directors review, from time to time, whether the recapture for the benefit of the Fund of some portion of the brokerage commissions or similar fees paid by the Fund on portfolio transactions is legally permissible and advisable.


For the years ended December 31, 1998, 1999 and 2000, Class S shares of the Fund paid brokerage commissions of $789,290, $2,227,639 and $1,921,803, respectively. For the year ended December 31, 2000, the $1,046,439 (54% of the total brokerage commissions paid) resulted from orders placed consistent with the policy of obtaining the most favorable net results, with brokers and dealers who provided supplementary research, market and statistical information to the Fund or Advisor. Of such amounts, commissions were paid by the Fund for brokerage services rendered by The Nikko Securities Co., Ltd. ("Nikko Securities") in respect to portfolio transactions by the Fund in the amounts of $84,085 for 1998Such amount represented 10.65% of the total brokerage commissions paid by the Fund in such year. The advisory fee paid to NICAM was not reduced because of such brokerage commissions. During the year ended December 31, 1998 there were no commissions paid or accrued by the Fund to J.P. Morgan Securities Asia, Ltd.

The total amount of brokerage transactions aggregated $1,444,634,924, of which $825,167,362 (57% of all brokerage transactions) were transactions which included research commissions. The Directors review from time to time whether the recapture for the benefit of a Fund of some portion of the brokerage commissions or similar fees paid by a Fund on portfolio transactions is legally permissible and advisable. To date no such recapture has been effected

The rate of total portfolio turnover of the Fund for years 2000, 1999 and 1998 was 74%, 114% and 90%, respectively.


NET ASSET VALUE

The net asset value per share of the Fund is determined separately for each class by dividing the value of the Fund's net assets attributable to that class by the number of shares of that class outstanding. The per share net asset value of the Class B and Class C shares of the Fund will generally be lower than that of the Class A shares of the Fund because of the higher expenses borne by the Class B and Class C shares. The net asset value of shares of the Fund is computed as of the close of regular trading on the Exchange on each day the Exchange is open for trading. The Exchange is scheduled to be closed on the following holidays: New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. Net asset value per share of each class of Japan Fund is computed by dividing the value of the total assets attributable to shares of a class, less all liabilities attributable shares of that class, by the total number of outstanding shares of that class.

An exchange-traded equity security is valued at its most recent sale price. Lacking any sales, the security is valued at the calculated mean between the most recent bid quotation and the most recent asked quotation (the "Calculated Mean"). Lacking a Calculated Mean, the security is valued at the most recent bid quotation. An equity security which is traded on the Nasdaq Stock Market ("Nasdaq") system is valued at its most recent sale price. Lacking any sales, the security is valued at the most recent bid quotation. The value of an equity security not quoted on the Nasdaq System, but traded in another over-the-counter market, is its most recent sale price. Lacking any sales, the security is valued at the Calculated Mean. Lacking a Calculated Mean, the security is valued at the most recent bid quotation.

Debt securities, other than short-term securities, are valued at prices supplied by the Fund's pricing agent(s) which reflect broker/dealer supplied valuations and electronic data processing techniques. Short-term securities purchased with remaining maturities of sixty days or less shall be valued by the amortized cost method, which the Board believes approximates market value. If it is not possible to value a particular debt security pursuant to these valuation methods, the value of such security is the most recent bid quotation supplied by a bona fide marketmaker. If it is not possible to value a particular debt security pursuant to the above methods, the Advisor may calculate the price of that debt security, subject to limitations established by the Board.

An exchange traded options contract on securities, currencies, futures and other financial instruments is valued at its most recent sale price on such exchange. Lacking any sales, the options contract is valued at the Calculated Mean. Lacking any Calculated Mean, the options contract is valued at the most recent bid quotation in the case of a purchased options contract, or the most recent asked quotation in the case of a written options contract. An options contract on securities, currencies and other financial instruments traded over-the-counter is valued at the most recent bid quotation in the case of a purchased options contract and at the most recent asked quotation in the case of a written options contract. Futures contracts are valued at the most recent settlement price. Foreign currency exchange forward contracts are valued at the value of the underlying currency at the prevailing exchange rate.

If a security is traded on more than one exchange, or upon one or more exchanges and in the over-the-counter market, quotations are taken from the market in which the security is traded most extensively.

If, in the opinion of the Fund's Valuation Committee, the value of a portfolio asset as determined in accordance with these procedures does not represent the fair market value of the portfolio asset, the value of the portfolio asset is taken to be an amount which, in the opinion of the Valuation Committee, represents fair market value on the basis of all available information. The value of other portfolio holdings owned by the Fund is determined in a manner which, in the discretion of the Valuation Committee most fairly reflects fair market value of the property on the valuation date.

Following the valuations of securities or other portfolio assets in terms of the currency in which the market quotation used is expressed ("Local Currency"), the value of these portfolio assets in terms of U.S. dollars is calculated by converting the Local Currency into U.S. dollars at the prevailing currency exchange rate on the valuation date.

If a foreign exchange or market is closed on a day when the Exchange is open, the value of a portfolio asset of the Fund that is traded in the particular closed foreign exchange or market shall be the last available market quotation from the date the foreign exchange or market was last open. If, in the opinion of the Valuation Committee of the Fund, that value does not represent the fair market value of the asset, the value of the asset shall be taken to be an amount which, in the opinion of the Valuation Committee of the Fund, represents fair market value on the basis of all available information.

PURCHASE, REPURCHASE AND REDEMPTION OF SHARES


Fund Shares are sold at their public offering price, which is the net asset value per such shares next determined after an order is received in proper form plus, with respect to Class A Shares, an initial sales charge. The minimum initial investment for Class A, B or C is $1,000 and the minimum subsequent investment is $50 but such minimum amounts may be changed at any time. The Fund may waive the minimum for purchases by trustees, directors, officers or employees of the Fund or the Advisor and its affiliates. An order for the purchase of Shares that is accompanied by a check drawn on a foreign bank (other than a check drawn on a Canadian bank in U.S. Dollars) will not be considered in proper form and will not be processed unless and until the Fund determines that it has received payment of the proceeds of the check. The time required for such a determination will vary and cannot be determined in advance.


Purchase of Shares

Alternative Purchase Arrangements. Class A shares of the Fund are sold to investors subject to an initial sales charge. Class B shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares, are subject to a contingent deferred sales charge payable upon certain redemptions within the first year following purchase, and do not convert into another class. When placing purchase orders, investors must specify whether the order is for Class A, Class B or Class C shares.

The primary distinctions among the classes of the Fund's shares lie in their initial and contingent deferred sales charge structures and in their ongoing expenses, including asset-based sales charges in the form of Rule 12b-1 distribution fees. These differences are summarized in the table below. Each class has distinct advantages and disadvantages for different investors, and investors may choose the class that best suits their circumstances and objectives.


                                                      Annual 12b-1
                                                    Distribution Fees
                                                   (as a % of average
              Sales Charge                          daily net assets)           Other Information
              ------------                          -----------------           -----------------


Class A       Maximum initial sales charge of                  None             Initial sales charge
              5.75% of the public offering price                                waived or reduced for
                                                                                certain purchases

Class B       Maximum contingent deferred sales               0.75%             Shares convert to Class A
              charge of 4% of redemption                                        shares six years after
              proceeds; declines to zero after                                  issuance
              six years

Class C       Contingent deferred sales charge of             0.75%             No conversion feature
              1% of redemption proceeds for
              redemptions made during first year
              after purchase

(1) Class A shares purchased at net asset value under the "Large Order NAV Purchase Privilege" may be subject to a 1% contingent deferred sales charge if redeemed within one year of purchase and a 0.50% contingent deferred sales charge if redeemed within the second year of purchase.


The minimum initial investment for each of Class A, B and C of the Fund is $1,000 and the minimum subsequent investment is $50. The minimum initial investment for an Individual Retirement Account is $500 and the minimum subsequent investment is $50. Under an automatic investment plan, such as Bank Direct Deposit, Payroll

Direct Deposit or Government Direct Deposit, the minimum initial and subsequent investment is $50. These minimum amounts may be changed at any time in management's discretion.

Due to the desire of the Trust's management to afford ease of redemption, certificates will not be issued to indicate ownership in the Fund. Share certificates now in a shareholder's possession may be sent to the Transfer Agent for cancellation and credit to such shareholder's account. Shareholders who prefer may hold the certificates in their possession until they wish to exchange or redeem such shares.




Initial Sales Charge Alternative - Class A Shares. The public offering price of Class A shares for purchasers choosing the initial sales charge alternative is the net asset value plus a sales charge, as set forth below.

                                                                      Sales Charge
                                                                      ------------
                                                                                                Allowed to
                                                                                               Dealers as a
Amount of Purchase                         As a Percentage of       As a Percentage of        Percentage of
------------------                           Offering Price         Net Asset Value*          Offering Price
                                             --------------         ----------------          --------------

Up to $50,000                                      5.75                     6.10                  5.20
$50,000 but less than $100,000                     4.50                     4.71                  4.00
$100,000 but less than $250,000                    3.50                     3.63                  3.00
$250,000 but less than $500,000                    2.60                     2.67                  2.25
$500,000 but less than $1 million                  2.00                     2.04                  1.75

*      Rounded to the nearest one-hundredth percent.


The Fund receives the entire net asset value of all its shares sold. SDI, the Fund's principal underwriter, retains the sales charge on sales of Class A shares from which it allows discounts from the applicable public offering price to investment dealers, which discounts are uniform for all dealers in the United States and its territories. The normal discount allowed to dealers is set forth in the above table. Upon notice to all dealers with whom it has sales agreements, SDI may re-allow to dealers up to the full applicable sales charge, as shown in the above table, during periods and for transactions specified in such notice and such re-allowances may be based upon attainment of minimum sales levels. During periods when 90% or more of the sales charge is re-allowed, such dealers may be deemed to be underwriters as that term is defined in the Securities Act of 1933.

Class A shares of the Fund may be purchased at net asset value by: (a) any purchaser, provided that the amount invested in such Fund or other Zurich Scudder Mutual Fund listed under "Special Features -- Class A Shares -- Combined Purchases" totals at least $1,000,000 including purchases of Class A shares pursuant to the "Combined Purchases," "Letter of Intent" and "Cumulative Discount" features described under "Special Features"; or (b) a participant-directed qualified retirement plan described in Code Section 401(a), a participant-directed non-qualified deferred compensation plan described in Code Section 457 or a participant-directed qualified retirement plan described in Code Section 403(b)(7) which is not sponsored by a K-12 school district, provided in each case that such plan has not less than 100 eligible employees (the "Large Order NAV Purchase Privilege"). Redemption within two years of the purchase of shares purchased under the Large Order NAV Purchase Privilege may be subject to a contingent deferred sales charge. See "Redemption or Repurchase of Shares -- Contingent Deferred Sales Charge -- Large Order NAV Purchase Privilege."

SDI may at its discretion compensate investment dealers or other financial services firms in connection with the sale of Class A shares of the Fund at net asset value in accordance with the Large Order NAV Purchase Privilege up to the following amounts: 1.00% of the net asset value of shares sold on amounts up to $5 million, 0.50% on the next $45 million and 0.25% on amounts over $50 million. The commission schedule will be reset on a calendar year basis for sales of shares pursuant to the Large Order NAV Purchase Privilege to employer-sponsored employee benefit plans using the subaccount recordkeeping system made available through SSvC. For purposes of determining the appropriate commission percentage to be applied to a particular sale, SDI will consider the cumulative amount invested by the purchaser in the Fund and other Zurich Scudder Mutual Fund listed under "Special Features -- Class A Shares -- Combined Purchases," including purchases pursuant to the "Combined Purchases," "Letter of Intent" and "Cumulative Discount" features referred to above and including Class R shares of certain Scudder Funds. The privilege of purchasing Class A shares of the Fund at net asset value under the Large Order NAV Purchase Privilege is not available if another net asset value purchase privilege also applies.

Class A shares of the Fund or of any other Zurich Scudder Mutual Fund listed under "Special Features -- Class A Shares -- Combined Purchases" may be purchased at net asset value in any amount by members of the plaintiff class in the proceeding known as Howard and Audrey Tabankin, et al. v. Kemper Short-Term Global Income Fund, et al., Case No. 93 C 5231 (N.D. IL). This privilege is generally non-transferable and continues for the lifetime of individual class members and for a ten year period for non-individual class members. To make a purchase at net asset value under this privilege, the investor must, at the time of purchase, submit a written request that the purchase be processed at net asset value pursuant to this privilege specifically identifying the purchaser as a member of the "Tabankin Class." Shares purchased under this privilege will be maintained in a separate account that includes only shares purchased under this privilege. For more details concerning this privilege, class members should refer to the Notice of (1) Proposed Settlement with Defendants; and (2) Hearing to Determine Fairness of Proposed Settlement, dated August 31, 1995, issued in connection with the aforementioned court proceeding. For sales of Fund shares at net asset value pursuant to this privilege, SDI may in its discretion pay investment dealers and other financial services firms a concession, payable quarterly, at an annual rate of up to 0.25% of net assets attributable to such shares maintained and serviced by the firm. A firm becomes eligible for the concession based upon assets in accounts attributable to shares purchased under this privilege in the month after the month of purchase and the concession continues until terminated by SDI. The privilege of purchasing Class A shares of the Fund at net asset value under this privilege is not available if another net asset value purchase privilege also applies.


Class A shares of a Fund may be purchased at net asset value by persons who purchase such shares through bank trust departments that process such trades through an automated, integrated mutual fund clearing program provided by a third party clearing firm.


Class A shares of the Fund may be purchased at net asset value in any amount by certain professionals who assist in the promotion of Zurich Scudder Mutual Funds pursuant to personal services contracts with SDI, for themselves or members of their families. SDI in its discretion may compensate financial services firms for sales of Class A shares under this privilege at a commission rate of 0.50% of the amount of Class A shares purchased.

Class A shares of a Fund may be purchased at net asset value by persons who purchase shares of the Fund through SDI as part of an automated billing and wage deduction program administered by RewardsPlus of America for the benefit of employees of participating employer groups.

Class A shares may be sold at net asset value in any amount to: (a) officers, directors, employees (including retirees) and sales representatives of the Fund, its investment manager, its principal underwriter or certain affiliated companies, for themselves or members of their families; (b) registered representatives and employees of broker-dealers having selling group agreements with SDI and officers, directors and employees of service agents of the Fund, for themselves or their spouses or dependent children; (c) any trust, pension, profit-sharing or other benefit plan for only such persons; (d) persons who purchase such shares through bank trust departments that process such trades through an automated, integrated mutual fund clearing program provided by a third party clearing firm; and (e) persons who purchase shares of the Fund through SDI as part of an automated billing and wage deduction program administered by RewardsPlus of America for the benefit of employees of participating employer groups. Class A shares may be sold at net asset value in any amount to selected employees (including their spouses and dependent children) of banks and other financial services firms that provide administrative services related to order placement and payment to facilitate transactions in shares of the Fund for their clients pursuant to an agreement with SDI or one of its affiliates. Only those employees of such banks and other firms who as part of their usual duties provide services related to transactions in Fund shares may purchase Fund Class A shares at net asset value hereunder. Class A shares may be sold at net asset value in any amount to unit investment trusts sponsored by Ranson & Associates, Inc. In addition, unitholders of unit investment trusts sponsored by Ranson & Associates, Inc. or its predecessors may purchase the Fund's Class A shares at net asset value through reinvestment programs described in the prospectuses of such trusts that have such programs. Class A shares of the Fund may be sold at net asset value through certain investment advisers registered under the 1940 Act and other financial services firms acting solely as agent for their clients, that adhere to certain standards established by SDI, including a requirement that such shares be sold for the benefit of their clients participating in an investment advisory program or agency commission program under which such clients pay a fee to the investment advisor or other firm for portfolio management or agency brokerage services. Such shares are sold for investment purposes and on the condition that they will not be resold except through redemption or repurchase by the Fund. The Fund may also issue Class A shares at net asset value in connection with the acquisition of the assets of or merger or consolidation with another investment company, or to shareholders in connection with the investment or reinvestment of income and capital gain dividends.


The sales charge scale is applicable to purchases made at one time by any "purchaser" which includes: an individual; or an individual, his or her spouse and children under the age of 21; or a director or other fiduciary of a single trust estate or single fiduciary account; or an organization exempt from federal income tax under Section 501(c)(3) or (13) of the Code; or a pension, profit-sharing or other employee benefit plan whether or not qualified under
Section  401  of  the  Code;  or  other   organized  group  of  persons  whether
incorporated or not, provided the organization has been in existence for at least six months and has some purpose other than the purchase of redeemable securities of a registered investment company at a discount. In order to qualify for a lower sales charge, all orders from an organized group will have to be placed through a single investment dealer or other firm and identified as originating from a qualifying purchaser.

Deferred Sales Charge Alternative -- Class B Shares. Investors choosing the deferred sales charge alternative may purchase Class B shares at net asset value per share without any sales charge at the time of purchase. Since Class B shares are being sold without an initial sales charge, the full amount of the investor's purchase payment will be invested in Class B shares for his or her account. A contingent deferred sales charge may be imposed upon redemption of Class B shares. See "Redemption or Repurchase of Shares -- Contingent Deferred Sales Charge -- Class B Shares."


SDI compensates firms for sales of Class B shares at the time of sale at a commission rate of up to 3.75% of the amount of Class B shares purchased. SDI is compensated by the Fund for services as distributor and principal underwriter for Class B shares. See "Principal Underwriter."

Class B shares of the Fund will automatically convert to Class A shares of the Fund six years after issuance on the basis of the relative net asset value per share of the Class B shares. The purpose of the conversion feature is to relieve holders of Class B shares from the distribution services fee when they have been outstanding long enough for SDI to have been compensated for distribution related expenses. For purposes of conversion to Class A shares, shares purchased through the reinvestment of dividends and other distributions paid with respect to Class B shares in a shareholder's Fund account will be converted to Class A shares on a pro rata basis. The conversion of Class B Shares to Class A Shares may be subject to the continuing availability of an opinion of counsel, ruling by the Internal Revenue Service or other assurance acceptable to the Fund to the effect that (a) the assessment of the distribution services fee with respect to Class B Shares and not Class A Shares does not result in the Fund's dividends constituting "preferential dividends" under the Internal Revenue Code, and (b) that the conversion of Class B Shares to Class A Shares does not constitute a taxable event under the Internal Revenue Code. The conversion of Class B Shares to Class A Shares may be suspended if such assurance is not available. In that event, no further conversions of Class B Shares would occur, and Shares might continue to be subject to the distribution services fee for an indefinite period that may extend beyond the proposed conversion date as described in the prospectus.

Purchase of Class C Shares. The public offering price of the Class C shares of the Fund is the next determined net asset value. No initial sales charge is imposed. Since Class C shares are sold without an initial sales charge, the full amount of the investor's purchase payment will be invested in Class C shares for his or her account. A contingent deferred sales charge may be imposed upon the redemption of Class C shares if they are redeemed within one year of purchase. See "Redemption or Repurchase of Shares -- Contingent Deferred Sales Charge -- Class C Shares." SDI currently advances to firms the first year distribution fee at a rate of 0.75% of the purchase price of such shares. For periods after the first year, SDI currently intends to pay firms for sales of Class C shares a distribution fee, payable quarterly, at an annual rate of 0.75% of net assets attributable to Class C shares maintained and serviced by the firm. SDI is compensated by the Fund for services as distributor and principal underwriter for Class C shares. See "Investment Manager and Underwriter."

Which Arrangement is Better for You? The decision as to which class of shares provides a more suitable investment for an investor depends on a number of factors, including the amount and intended length of the investment. In making this decision, investors should review their particular circumstances carefully with their financial representative.

Investors making investments that qualify for reduced sales charges might consider Class A shares. Investors who prefer not to pay an initial sales charge and who plan to hold their investment for more than six years might consider Class B shares. Investors who prefer not to pay an initial sales charge but who plan to redeem their shares within six years might consider Class C shares. SDI has established the following procedures regarding the purchase of Class A, Class B and Class C shares. These procedures do not reflect in any way the suitability of a particular class of shares for a particular investor and should not be relied upon as such. That determination must be made by investors with the assistance of their financial representative. Orders for Class B shares or Class C shares for $500,000 or more will be declined. Orders for Class B shares or Class C shares by employer sponsored employee benefit plans (not including plans under Code Section 403 (b)(7) sponsored by a K-12 school district) using the subaccount record keeping system made available through the Shareholder Service Agent ("KemFlex Plans") will be invested instead in Class A shares at net asset value where the combined subaccount value in a Fund or other Zurich Scudder Mutual Funds listed under "Special Features - Class A Shares - Combined Purchases" is in excess of $1 million for Class B shares or $5 million for Class C shares including purchases pursuant to the "Combined Purchases," "Letter of Intent" and "Cumulative Discount" features described under "Special Features." KemFlex Plans that on May 1, 2000 have in excess of $1 million invested in Class B shares of Zurich Scudder Mutual Funds, or have in excess of $850,000 invested in Class B shares of Zurich Scudder Mutual Funds and are able to qualify for the purchase of Class A shares at net asset value (e.g., pursuant to a Letter of Intent), will have future investments made in Class A shares and will have the option to covert their holdings in Class B shares to Class A shares free of any contingent deferred sales charge on May 1, 2002. For more information about the three sales arrangements, consult your financial representative or the Shareholder Service Agent. Financial services firms may receive different compensation depending upon which class of shares they sell.

General. Banks and other financial services firms may provide administrative services related to order placement and payment to facilitate transactions in shares of the Fund for their clients, and SDI may pay them a transaction fee up to the level of the discount or commission allowable or payable to dealers, as described above. Banks or other financial services firms may be subject to various state laws regarding the services described above and may be required to register as dealers pursuant to state law. If banking firms were prohibited from acting in any capacity or providing any of the described services, management would consider what action, if any, would be appropriate. SDI does not believe that termination of a relationship with a bank would result in any material adverse consequences to the Fund.

SDI may, from time to time, pay or allow to firms a 1% commission on the amount of shares of the Fund sold under the following conditions: (i) the purchased shares are held in a Kemper IRA account, (ii) the shares are purchased as a direct "roll over" of a distribution from a qualified retirement plan account maintained on a participant subaccount record keeping system provided by SSvC,
(iii) the registered representative placing the trade is a member of ProStar, a group of persons designated by SDI in acknowledgment of their dedication to the employee benefit plan area; and (iv) the purchase is not otherwise subject to a commission.

In addition to the discounts or commissions described above, SDI will, from time to time, pay or allow additional discounts, commissions or promotional incentives, in the form of cash, to firms that sell shares of the Funds. In some instances, such discounts, commissions or other incentives will be offered only to certain firms that sell or are expected to sell during specified time periods certain minimum amounts of shares of the Funds, or other funds underwritten by SDI.

Orders for the purchase of shares of the Fund will be confirmed at a price based on the net asset value of the Fund next determined after receipt in good order by SDI of the order accompanied by payment. However, orders received by dealers or other financial services firms prior to the determination of net asset value (see "Net Asset Value") and received in good order by SDI prior to the close of its business day will be confirmed at a price based on the net asset value effective on that day ("trade date"). The Fund reserves the right to determine the net asset value more frequently than once a day if deemed desirable. Dealers and other financial services firms are obligated to transmit orders promptly. Collection may take significantly longer for a check drawn on a foreign bank than for a check drawn on a domestic bank. Therefore, if an order is accompanied by a check drawn on a foreign bank, funds must normally be collected before shares will be purchased. See "Purchase and Redemption of Shares."

Investment dealers and other firms provide varying arrangements for their clients to purchase and redeem the Fund's shares. Some may establish higher minimum investment requirements than set forth above. Firms may arrange with their clients for other investment or administrative services. Such firms may independently establish and charge additional amounts to their clients for such services, which charges would reduce the clients' return. Firms also may hold the Fund's shares in nominee or street name as agent for and on behalf of their customers. In such instances, the Fund's transfer agent will have no information with respect to or control over the accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their firm. Certain of these firms may receive compensation from the Fund through the Shareholder Service Agent for recordkeeping and other expenses relating to these nominee accounts. In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such firms. Some firms may participate in a program allowing them access to their clients' accounts for servicing including, without limitation, transfers of registration and dividend payee changes; and may perform functions such as generation of confirmation statements and disbursement of cash dividends. Such firms, including affiliates of SDI, may receive compensation from the Fund through the Shareholder Service Agent for these services. This prospectus should be read in connection with such firms' material regarding their fees and services.


The Fund reserves the right to withdraw all or any part of the offering made by this prospectus and to reject purchase orders for any reason. Also, from time to time, the Fund may temporarily suspend the offering of any class of its shares to new investors. During the period of such suspension, persons who are already shareholders of such class of such Fund normally are permitted to continue to purchase additional shares of such class and to have dividends reinvested.

Tax Identification Number. Be sure to complete the Tax Identification Number section of the Fund's application when you open an account. Federal tax law requires the Fund to withhold 31% of taxable dividends, capital gains distributions and redemption and exchange proceeds from accounts (other than those of certain exempt payees) without a correct certified Social Security or tax identification number and certain other certified information or upon notification from the IRS or a broker that withholding is required. The Fund reserves the right to reject new account applications without a correct certified Social Security or tax identification number. The Fund also reserves the right, following 30 days' notice, to redeem all shares in accounts without a correct certified Social Security or tax identification number. A shareholder may avoid involuntary redemption by providing the applicable Fund with a tax identification number during the 30-day notice period.


Shareholders should direct their inquiries to Scudder Investments Service Company, 811 Main Street, Kansas City, Missouri 64105-2005 or to the firm from which they received this prospectus.


Redemption or Repurchase of Shares


General. Any shareholder may require the Fund to redeem his or her shares. When shares are held for the account of a shareholder by the Fund's transfer agent, the shareholder may redeem such shares by sending a written request with signatures guaranteed to Zurich Scudder Mutual Funds, Attention: Redemption Department, P.O. Box 219151, Kansas City, Missouri 64121-9151. When certificates for shares have been issued, they must be mailed to or deposited with the Shareholder Service Agent, along with a duly endorsed stock power and accompanied by a written request for redemption. Redemption requests and a stock power must be endorsed by the account holder with signatures guaranteed by a commercial bank, trust company, savings and loan association, federal savings bank, member firm of a national securities exchange or other eligible financial institution. The redemption request and stock power must be signed exactly as the account is registered including any special capacity of the registered owner. Additional documentation may be requested, and a signature guarantee is normally required, from institutional and fiduciary account holders, such as corporations, custodians (e.g., under the Uniform Transfers to Minors Act), executors, administrators, directors or guardians.

The redemption price for shares of a class of the Fund will be the net asset value per share of that class of the Fund next determined following receipt by the Shareholder Service Agent of a properly executed request with any required documents as described above. Payment for shares redeemed will be made in cash as promptly as practicable but in no event later than seven days after receipt of a properly executed request accompanied by any outstanding share certificates in proper form for transfer. When the Fund is asked to redeem shares for which it may not have yet received good payment (i.e., purchases by check, Quick-Sell or Bank Direct Deposit), it may delay transmittal of redemption proceeds until it has determined that collected funds have been received for the purchase of such shares, which will be up to 10 days from receipt by the Fund of the purchase amount. The redemption within two years of Class A shares purchased at net asset value under the Large Order NAV Purchase Privilege may be subject to a contingent deferred sales charge (see "Purchase of Shares -- Initial Sales Charge Alternative -- Class A Shares"), the redemption of Class B shares within six years may be subject to a contingent deferred sales charge (see "Contingent Deferred Sales Charge -- Class B Shares" below), and the redemption of Class C shares within the first year following purchase may be subject to a contingent deferred sales charge (see "Contingent Deferred Sales Charge -- Class C Shares" below).

Because of the high cost of maintaining small accounts, the Fund may assess a quarterly fee of $9 on any account with a balance below $1,000 for the quarter. The fee will not apply to accounts enrolled in an automatic investment program, Individual Retirement Accounts or employer-sponsored employee benefit plans using the subaccount record-keeping system made available through the Shareholder Service Agent.


Shareholders can request the following telephone privileges: expedited wire transfer redemptions and Quick-Sell transactions (see "Special Features") and exchange transactions for individual and institutional accounts and pre-authorized telephone redemption transactions for certain institutional accounts. Shareholders may choose these privileges on the account application or by contacting the Shareholder Service Agent for appropriate instructions. Please note that the telephone exchange privilege is automatic unless the shareholder refuses it on the account application. The Fund or its agents may be liable for any losses, expenses or costs arising out of fraudulent or unauthorized telephone requests pursuant to these privileges unless the Fund or its agents reasonably believe, based upon reasonable verification procedures, that the telephonic instructions are genuine. The shareholder will bear the risk of loss, including loss resulting from fraudulent or unauthorized transactions, so long as reasonable verification procedures are followed. Verification procedures include recording instructions, requiring certain identifying information before acting upon instructions and sending written confirmations.

Telephone Redemptions. If the proceeds of the redemption (prior to the imposition of any contingent deferred sales charge) are $100,000 or less and the proceeds are payable to the shareholder of record at the address of record, normally a telephone request or a written request by any one account holder without a signature guarantee is sufficient for redemptions by individual or joint account holders, and trust, executor, guardian and custodian account holders, provided the trustee, executor, guardian or custodian is named in the account registration. Other institutional account holders and guardian account holders of custodial accounts for gifts and transfers to minors may exercise this special privilege of redeeming shares by telephone request or written request without signature guarantee subject to the same conditions as individual account holders and subject to the limitations on liability described under "General" above, provided that this privilege has been pre-authorized by the institutional account holder or guardian account holder by written instruction to the Shareholder Service Agent with signatures guaranteed. Telephone requests may be made by calling 1-800-621-1048. Shares purchased by check or through Quick-Buy or Direct Deposit may not be redeemed under this privilege of redeeming shares by telephone request until such shares have been owned for at least 10 days. This privilege of redeeming shares by telephone request or by written request without a signature guarantee may not be used to redeem shares held in certificated form and may not be used if the shareholder's account has had an address change within 15 days of the redemption request. During periods when it is difficult to contact the Shareholder Service Agent by telephone, it may be difficult to use the telephone redemption privilege, although investors can still redeem by mail. The Fund reserves the right to terminate or modify this privilege at any time.

Repurchases (Confirmed Redemptions). A request for repurchase may be communicated by a shareholder through a securities dealer or other financial services firm to SDI, which the Fund has authorized to act as its agent. There is no charge by SDI with respect to repurchases; however, dealers or other firms may charge customary commissions for their services. Dealers and other financial services firms are obligated to transmit orders promptly. The repurchase price will be the net asset value of the Fund next determined after receipt of a request by SDI. However, requests for repurchases received by dealers or other firms prior to the determination of net asset value (see "Net Asset Value") and received by SDI prior to the close of SDI's business day will be confirmed at the net asset value effective on that day. The offer to repurchase may be suspended at any time. Requirements as to stock powers, certificates, payments and delay of payments are the same as for redemptions.

Redemption by Wire. If the account holder has given authorization for expedited wire redemption to the account holder's brokerage or bank account, shares of the Fund can be redeemed and proceeds sent by federal wire transfer to a single previously designated account. Requests received by the Shareholder Service Agent prior to the determination of net asset value will result in shares being redeemed that day at the net asset value per Share Fund effective on that day and normally the proceeds will be sent to the designated account the following business day. Delivery of the proceeds of a wire redemption of $250,000 or more may be delayed by the Fund for up to seven days if the Fund or the Shareholder Service Agent deems it appropriate under then-current market conditions. Once authorization is on file, the Shareholder Service Agent will honor requests by telephone at 1-800-621-1048 or in writing, subject to the limitations on liability described under "General" above. The Fund is not responsible for the efficiency of the federal wire system or the account holder's financial services firm or bank. The Fund currently does not charge the account holder for wire transfers. The account holder is responsible for any charges imposed by the account holder's firm or bank. There is a $1,000 wire redemption minimum (including any contingent deferred sales charge). To change the designated account to receive wire redemption proceeds, send a written request to the Shareholder Service Agent with signatures guaranteed as described above or contact the firm through which shares of the Fund were purchased. Shares purchased by check or through Quick-Buy or Direct Deposit may not be redeemed by wire transfer until such shares have been owned for at least 10 days. Account holders may not use this privilege to redeem shares held in certificated form. During periods when it is difficult to contact the Shareholder Service Agent by telephone, it may be difficult to use the redemption by wire privilege, although investors can still redeem by mail. The Fund reserves the right to terminate or modify this privilege at any time.

Contingent  Deferred  Sales  Charge - Large  Order  NAV  Purchase  Privilege.  A
contingent deferred sales charge may be imposed upon redemption of Class A shares that are purchased under the Large Order NAV Purchase Privilege as follows: 1% if they are redeemed within one year of purchase and 0.50% if they are redeemed during the second year after purchase. The charge will not be imposed upon redemption of reinvested dividends or share appreciation. The charge is applied to the value of the shares redeemed, excluding amounts not subject to the charge. The contingent deferred sales charge will be waived in the event of: (a) redemptions by a participant-directed qualified retirement plan described in Code Section 401(a), a participant-directed non-qualified deferred compensation plan described in Code Section 457 or a participant-directed qualified retirement plan described in Code Section 403(b)(7) which is not sponsored by a K-12 school district; (b) redemptions by employer-sponsored employee benefit plans using the subaccount record keeping system made available through the Shareholder Service Agent; (c) redemption of shares of a shareholder (including a registered joint owner) who has died; (d) redemption of shares of a shareholder (including a registered joint owner) who after purchase of the shares being redeemed becomes totally disabled (as evidenced by a determination by the federal Social Security Administration); (e) redemptions under a Fund's Automatic Withdrawal Plan at a maximum of 10% per year of the net asset value of the account; and (f) redemptions of shares whose dealer of record at the time of the investment notifies SDI that the dealer waives the discretionary commission applicable to such Large Order NAV Purchase.


Contingent Deferred Sales Charge - Class B Shares. A contingent deferred sales charge may be imposed upon redemption of Class B shares. There is no such charge upon redemption of any share appreciation or reinvested dividends on Class B shares. The charge is computed at the following rates applied to the value of the shares redeemed, excluding amounts not subject to the charge.

          Year of Redemption                     Contingent Deferred
          After Purchase                         Sales Charge
          --------------                         ------------

          First                                  4%
          Second                                 3%
          Third                                  3%
          Fourth                                 2%
          Fifth                                  2%
          Sixth                                  1%


The contingent deferred sales charge will be waived: (a) in the event of the total disability (as evidenced by a determination by the federal Social Security Administration) of the shareholder (including a registered joint owner) occurring after the purchase of the shares being redeemed, (b) in the event of the death of the shareholder (including a registered joint owner), (c) for redemptions made pursuant to a automatic withdrawal plan (see "Special Features -- Automatic Withdrawal Plan" below), (d) for redemptions made pursuant to any IRA automatic withdrawal based on the shareholder's life expectancy including, but not limited to, substantially equal periodic payments described in Internal Revenue Code Section 72(t)(2)(A)(iv) prior to age 59 1/2 and (e) for redemptions to satisfy required minimum distributions after age 70 1/2 from an IRA account (with the maximum amount subject to this waiver being based only upon the shareholder's Kemper IRA accounts). The contingent deferred sales charge will also be waived in connection with the following redemptions of shares held by employer sponsored employee benefit plans maintained on the subaccount record keeping system made available by the Shareholder Service Agent: (a) redemptions to satisfy participant loan advances (note that loan repayments constitute new purchases for purposes of the contingent deferred sales charge and the conversion privilege), (b) redemptions in connection with retirement distributions (limited at any one time to 10% of the total value of plan assets invested in the Fund), (c) redemptions in connection with distributions qualifying under the hardship provisions of the Internal Revenue Code and (d) redemptions representing returns of excess contributions to such plans.

Contingent Deferred Sales Charge - Class C Shares. A contingent deferred sales charge of 1% may be imposed upon redemption of Class C shares if they are redeemed within one year of purchase. The charge will not be imposed upon redemption of reinvested dividends or share appreciation. The charge is applied to the value of the shares redeemed, excluding amounts not subject to the charge. The contingent deferred sales charge will be waived: (a) in the event of the total disability (as evidenced by a determination by the federal Social Security Administration) of the shareholder (including a registered joint owner) occurring after the purchase of the shares being redeemed, (b) in the event of the death of the shareholder (including a registered joint owner), (c) for redemptions made pursuant to a automatic withdrawal plan (limited to 10% of the net asset value of the account during the first year, see "Special Features -- Automatic Withdrawal Plan"), (d) for redemptions made pursuant to any IRA automatic withdrawal based on the shareholder's life expectancy including, but not limited to, substantially equal periodic payments described in Internal Revenue Code Section 72(t)(2)(A)(iv) prior to age 59 1/2, (e) for redemptions to satisfy required minimum distributions after age 70 1/2 from an IRA account (with the maximum amount subject to this waiver being based only upon the shareholder's Kemper IRA accounts), (f) for any participant-directed redemption of shares held by employer-sponsored employee benefit plans maintained on the subaccount record keeping system made available by the Shareholder Service Agent, and (g) for redemption of shares by an employer sponsored employee benefit plan that (i) offers funds in addition to Zurich Scudder Mutual Funds (i.e., "multi-manager"), and (ii) whose dealer of record has waived the advance of the first year administrative service and distribution fees applicable to such shares and agrees to receive such fees quarterly, and (h) redemption of shares purchased through a dealer-sponsored asset allocation program maintained on an omnibus record-keeping system provided the dealer of record has waived the advance of the first year and administrative services and distribution fees applicable to such shares and has agreed to receive such fees quarterly.


Contingent Deferred Sales Charge - General. The following example will illustrate the operation of the contingent deferred sales charge. Assume that an investor makes a single purchase of $10,000 of the Fund's Class B shares and that 16 months later the value of the shares has grown by $1,000 through reinvested dividends and by an additional $1,000 of share appreciation to a total of $12,000. If the investor were then to redeem the entire $12,000 in share value, the contingent deferred sales charge would be payable only with respect to $10,000 because neither the $1,000 of reinvested dividends nor the $1,000 of share appreciation is subject to the charge. The charge would be at the rate of 3% ($300) because it was in the second year after the purchase was made.


The rate of the contingent deferred sales charge is determined by the length of the period of ownership. Investments are tracked on a monthly basis. The period of ownership for this purpose begins the first day of the month in which the order for the investment is received. For example, an investment made in March 1998 will be eligible for the second year's charge if redeemed on or after March 1, 1999. In the event no specific order is requested when redeeming shares subject to a contingent deferred sales charge, the redemption will be made first from shares representing reinvested dividends and then from the earliest purchase of shares. SDI receives any contingent deferred sales charge directly.

Reinvestment Privilege. A shareholder who has redeemed Class A shares of the Fund or any other Fund listed under "Special Features -- Class A Shares -- Combined Purchases" (other than shares of the Scudder Cash Reserves Fund purchased directly at net asset value) may reinvest up to the full amount redeemed at net asset value at the time of the reinvestment in Class A shares of the Fund or of the other listed Funds. A shareholder of the Fund or other Funds who redeems Class A shares purchased under the Large Order NAV Purchase Privilege (see "Purchase of Shares -- Initial Sales Charge Alternative -- Class A Shares") or Class B shares or Class C shares and incurs a contingent deferred sales charge may reinvest up to the full amount redeemed at net asset value at the time of the reinvestment, in the same class of shares as the case may be, of the Fund or of other Funds. The amount of any contingent deferred sales charge also will be reinvested. These reinvested shares will retain their original cost and purchase date for purposes of the contingent deferred sales charge schedule. Also, a holder of Class B shares who has redeemed shares may reinvest up to the full amount redeemed, less any applicable contingent deferred sales charge that may have been imposed upon the redemption of such shares, at net asset value in Class A shares of the Fund or of the other Funds listed under "Special Features -- Class A Shares -- Combined Purchases." Purchases through the reinvestment privilege are subject to the minimum investment requirements applicable to the shares being purchased and may only be made for Funds available for sale in the shareholder's state of residence as listed under "Special Features -- Exchange Privilege." The reinvestment privilege can be used only once as to any specific shares and reinvestment must be effected within six months of the redemption. If a loss is realized on the redemption of shares of the Fund, the reinvestment in shares of the Fund may be subject to the "wash sale" rules if made within 30 days of the redemption, resulting in a postponement of the recognition of such loss for federal income tax purposes. The reinvestment privilege may be terminated or modified at any time.

Redemption in Kind. Although it is the Fund's present policy to redeem in cash, if the Board of Directors determines that a material adverse effect would be experienced by the remaining shareholders if payment were made wholly in cash, the Fund will satisfy the redemption request in whole or in part by a distribution of portfolio securities in lieu of cash, in conformity with the applicable rules of the SEC, taking such securities at the same value used to determine net asset value, and selecting the securities in such manner as the Board of Directors may deem fair and equitable. If such a distribution occurred, shareholders receiving securities and selling them could receive less than the redemption value of such securities and in addition would incur certain transaction costs. Such a redemption would not be as liquid as a redemption entirely in cash. The Fund has elected, however, to be governed by Rule 18f-1 under the 1940 Act, as a result of which the Fund is obligated to redeem shares, with respect to any one shareholder during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the value of net assets of the Fund at the beginning of the period.

SPECIAL FEATURES


Class  A  Shares  -  Combined  Purchases.  The  Fund's  Class A  shares  (or the equivalent) may be purchased at the rate applicable to the discount bracket attained by combining concurrent investments in Class A shares of any of the following funds: Kemper Aggressive Growth Fund, Kemper Asian Growth Fund, Kemper Blue Chip Fund, Kemper California Tax-Free Income Fund, Scudder Cash Reserves Fund, Kemper Contrarian Fund, Kemper Florida Tax-Free Income Fund, Kemper Global Blue Chip Fund, Kemper Global Income Fund, Kemper Growth Fund, Kemper High Yield Fund, Kemper High Yield Fund II, Kemper High Yield Opportunity Fund, Kemper Horizon 10+ Portfolio, Kemper Horizon 20+ Portfolio, Kemper Horizon 5 Portfolio, Kemper Income and Capital Preservation Fund, Kemper Intermediate Municipal Bond Fund, Kemper International Fund, Kemper International Research Fund, Scudder Focus Growth Fund, Kemper Municipal Bond Fund, Kemper New Europe Fund, Kemper New York Tax-Free Income Fund, Kemper Ohio Tax-Free Income Fund, Scudder Research Fund, Kemper Target 2010 Fund, Kemper Target 2011 Fund, Kemper Retirement Fund -- Series III, Kemper Retirement Fund -- Series IV, Kemper
Retirement  Fund -- Series  V,  Kemper  Retirement  Fund --  Series  VI,  Kemper
Retirement Fund -- Series VII, Scudder S&P 500 Stock Index Fund, Kemper Short-Term U.S. Government Fund, Kemper Small Cap Value Fund, Kemper Small Capitalization Equity Fund, Kemper Strategic Income Fund, Kemper Target 2010 Fund, Kemper Technology Fund, Kemper Total Return Fund, Kemper U.S. Government Securities Fund, Kemper U.S. Growth and Income Fund, Kemper U.S. Mortgage Fund, Kemper Value+Growth Fund, Kemper Worldwide 2004 Fund, Kemper-Dreman Financial Services Fund, Kemper-Dreman High Return Equity Fund, Classic Growth Fund, Global Discovery Fund, Value Fund, Scudder Growth and Income Fund, Scudder Health Care Fund, Scudder High Yield Tax Free Fund, Scudder International Fund, Scudder Large Company Growth Fund, Scudder Pathway Series - Conservative Portfolio, Scudder Pathway Series - Growth Portfolio, Scudder Pathway Series - Moderate Portfolio, Scudder Technology Innovation Fund, Scudder Emerging Markets Growth Fund, Scudder Greater Europe Growth Fund, Scudder Latin America Fund, Scudder Pacific Opportunities Fund, Scudder Gold Fund, Scudder Short-Term Bond Fund, Scudder Income Fund, and Scudder High Yield Bond Fund (the "Eligible Funds"). Except as noted below, there is no combined purchase credit for direct purchases of shares of Zurich Money Funds, Cash Equivalent Fund, Tax-Exempt California Money Market Fund, Cash Account Trust, Investors Municipal Cash Fund or Investors Cash Trust ("Money Market Funds"), which are not considered "Eligible Funds" for purposes hereof. For purposes of the Combined Purchases feature described above as well as for the Letter of Intent and Cumulative Discount features described below, employer sponsored employee benefit plans using the subaccount record keeping system made available through the Shareholder Service Agent or its affiliates may include: (a) Money Market Funds as "Eligible Funds," (b) all classes of shares of any Eligible Fund, and (c) the value of any other plan investments, such as guaranteed investment contracts and employer stock, maintained on such subaccount record keeping system.

Class A Shares -- Letter of Intent. The same reduced sales charges for Class A shares, as shown in the applicable prospectus, also apply to the aggregate amount of purchases of such Eligible Funds listed above made by any purchaser within a 24-month period under a written Letter of Intent ("Letter") provided by SDI. The Letter, which imposes no obligation to purchase or sell additional Class A shares, provides for a price adjustment depending upon the actual amount purchased within such period. The Letter provides that the first purchase following execution of the Letter must be at least 5% of the amount of the intended purchase, and that 5% of the amount of the intended purchase normally will be held in escrow in the form of shares pending completion of the intended purchase. If the total investments under the Letter are less than the intended amount and thereby qualify only for a higher sales charge than actually paid, the appropriate number of escrowed shares are redeemed and the proceeds used toward satisfaction of the obligation to pay the increased sales charge. The
Letter for an employer sponsored employee benefit plan maintained on the subaccount record keeping system available through the Shareholder Service Agent may have special provisions regarding payment of any increased sales charge resulting from a failure to complete the intended purchase under the Letter. A shareholder may include the value (at the maximum offering price) of all shares of such Zurich Scudder Mutual Funds held of record as of the initial purchase date under the Letter as an "accumulation credit" toward the completion of the Letter, but no price adjustment will be made on such shares. Only investments in Class A shares of a Fund are included for this privilege.

Class A Shares -- Cumulative Discount. Class A shares of a Fund may also be purchased at the rate applicable to the discount bracket attained by adding to the cost of shares of a Fund being purchased, the value of all Class A shares of the above mentioned Eligible Funds (computed at the maximum offering price at the time of the purchase for which the discount is applicable) already owned by the investor.

Class A Shares -- Availability of Quantity Discounts. An investor or the investor's dealer or other financial services firm must notify the Shareholder Service Agent or SDI whenever a quantity discount or reduced sales charge is applicable to a purchase. Upon such notification, the investor will receive the lowest applicable sales charge. Quantity discounts described above may be modified or terminated at any time.

Exchange Privilege. Shareholders of Class A, Class B and Class C shares may exchange their shares for shares of the corresponding class of Eligible Funds in accordance with the provisions below.

Class A Shares.  Class A shares of the  Eligible  Funds and  shares of the Money
Market Funds listed under "Special Features -- Class A Shares -- Combined Purchases" above may be exchanged for each other at their relative net asset values. Shares of Money Market Funds and Scudder Cash Reserves Fund that were acquired by purchase (not including shares acquired by dividend reinvestment) are subject to the applicable sales charge on exchange. Series of Kemper Target Equity Fund are available on exchange only during the Offering Period for such series as described in the applicable prospectus. Cash Equivalent Fund, Tax-Exempt California Money Market Fund, Cash Account Trust, Investors Municipal Cash Fund and Investors Cash Trust are available on exchange but only through a financial services firm having a services agreement with SDI.

Class A shares of a Fund purchased under the Large Order NAV Purchase Privilege may be exchanged for Class A shares of any Eligible Fund or a Money Market Fund under the exchange privilege described above without paying any contingent deferred sales charge at the time of exchange. If the Class A shares received on exchange are redeemed thereafter, a contingent deferred sales charge may be imposed in accordance with the foregoing requirements provided that the shares redeemed will retain their original cost and purchase date for purposes of the contingent deferred sales charge.

Class B Shares. Class B shares of a Fund and Class B shares of any Eligible Fund listed under "Special Features -- Class A Shares -- Combined Purchases" may be exchanged for each other at their relative net asset values. Class B shares may be exchanged without any contingent deferred sales charge being imposed at the time of exchange. For purposes of the contingent deferred sales charge that may be imposed upon the redemption of the shares received on exchange, amounts exchanged retain their original cost and purchase date.

Class C Shares. Class C shares of a Fund and Class C shares of any Eligible Fund listed under "Special Features -- Class A Shares -- Combined Purchases" may be exchanged for each other at their relative net asset values. Class C shares may be exchanged without a contingent deferred sales charge being imposed at the time of exchange. For determining whether there is a contingent deferred sales charge that may be imposed upon the redemption of the Class C shares received by exchange, amounts exchanged retain their cost and purchase.

General. Shares of a Zurich Scudder Mutual Fund with a value in excess of $1,000,000 (except Kemper Cash Reserves Fund) acquired by exchange from another Zurich Scudder Mutual Fund, or from a Money Market Fund, may not be exchanged thereafter until they have been owned for 15 days (the "15 Day Hold Policy"). The Fund reserves the right to invoke the 15-Day Hold Policy for exchanges of $1,000,000 or less if, in the investment manager's judgment, the exchange activity may have an adverse effect on the Fund. In particular, a pattern of exchanges that coincides with a "market timing" strategy may be disruptive to the Fund and therefor may be subject to the 15-Day Hold Policy.

For purposes of determining whether the 15-Day Hold Policy applies to a particular exchange, the value of the shares to be exchanged shall be computed by aggregating the value of shares being exchanged for all accounts under common control, direction or advice, including without limitation accounts administered by a financial services firm offering market timing, asset allocation or similar services. The total value of shares being exchanged must at least equal the minimum investment requirement of the Fund into which they are being exchanged. Exchanges are made based on relative dollar values of the shares involved in the exchange. There is no service fee for an exchange; however, dealers or other firms may charge for their services in effecting exchange transactions. Exchanges will be effected by redemption of shares of the fund held and purchase of shares of the other fund. For federal income tax purposes, any such exchange constitutes a sale upon which a gain or loss may be realized, depending upon whether the value of the shares being exchanged is more or less than the shareholder's adjusted cost basis. Shareholders interested in exercising the exchange privilege may obtain prospectuses of the other funds from dealers, other firms or SDI. Exchanges may be accomplished by a written request to SSvC,
Attention: Exchange Department, P.O. Box 419557, Kansas City, Missouri 64141-6557, or by telephone if the shareholder has given authorization. Once the authorization is on file, the Shareholder Service Agent will honor requests by telephone at 1-800-621-1048, subject to the limitations on liability under "Redemption or Repurchase of Shares--General." Any share certificates must be deposited prior to any exchange of such shares. During periods when it is difficult to contact the Shareholder Service Agent by telephone, it may be difficult to use the telephone exchange privilege. The exchange privilege is not a right and may be suspended, terminated or modified at any time. Exchanges may only be made for Zurich Scudder Mutual Funds that are eligible for sale in the shareholder's state of residence. Currently, Tax-Exempt California Money Market Fund is available for sale only in California and the portfolios of Investors Municipal Cash Fund are available for sale only in certain states. Except as otherwise permitted by applicable regulations, 60 days' prior written notice of any termination or material change will be provided.

Systematic Exchange Privilege. The owner of $1,000 or more of any class of the shares of a Zurich Scudder Mutual Fund or Money Market Fund may authorize the automatic exchange of a specified amount ($100 minimum) of such shares for shares of the same class of another such Zurich Scudder Mutual Fund. If selected, exchanges will be made automatically until the privilege is terminated by the shareholder or the Zurich Scudder Mutual Fund. Exchanges are subject to the terms and conditions described above under "Exchange Privilege," except that the $1,000 minimum investment requirement for the Zurich Scudder Mutual Fund acquired on exchange is not applicable. This privilege may not be used for the exchange of shares held in certificated form.

Quick-Buy and Quick-Sell. Quick-Buy and Quick-Sell permits the transfer of money via the Automated Clearing House System (minimum $50 and maximum $250,000) from a shareholder's bank, savings and loan, or credit union account to purchase shares in the Fund. Shareholders can also redeem Shares (minimum $50 and maximum $250,000) from their Fund account and transfer the proceeds to their bank, savings and loan, or credit union checking account. Shares purchased by check or through Quick-Buy or Direct Deposit may not be redeemed under this privilege until such Shares have been owned for at least 10 days. By enrolling in Quick-Buy and Quick-Sell, the shareholder authorizes the Shareholder Service Agent to rely upon telephone instructions from any person to transfer the specified amounts between the shareholder's Fund account and the predesignated bank, savings and loan or credit union account, subject to the limitations on liability under "Redemption or Repurchase of Shares -- General." Once enrolled in Quick-Buy and Quick-Sell, a shareholder can initiate a transaction by calling Scudder Investments Service Company toll free at 1-800-621-1048, Monday through Friday, 8:00 a.m. to 3:00 p.m. Chicago time. Shareholders may terminate this privilege by sending written notice to Scudder Investments Service Company, P.O. Box 219151, Kansas City, Missouri 64121-9151. Termination will become effective as soon as the Shareholder Service Agent has had a reasonable amount of time to act upon the request. Quick-Buy and Quick-Sell cannot be used with passbook savings accounts or for tax-deferred plans such as Individual Retirement Accounts ("IRAs").

Bank Direct Deposit. A shareholder may purchase additional shares of the Fund through an automatic investment program. With the Direct Deposit Purchase Plan ("Direct Deposit"), investments are made automatically (maximum $50,000) from the shareholder's account at a bank, savings and loan or credit union into the shareholder's Fund account. By enrolling in Direct Deposit, the shareholder authorizes the Fund and its agents to either draw checks or initiate Automated Clearing House debits against the designated account at a bank or other financial institution. This privilege may be selected by completing the appropriate section on the Account Application or by contacting the Shareholder Service Agent for appropriate forms. A shareholder may terminate his or her Plan by sending written notice to Scudder Investments Service Company, P.O. Box 219151, Kansas City, Missouri 64141-9151. Termination by a shareholder will become effective within thirty days after the Shareholder Service Agent has received the request. A Fund may immediately terminate a shareholder's Plan in the event that any item is unpaid by the shareholder's financial institution. The Fund may terminate or modify this privilege at any time.


Payroll Direct Deposit and Government Direct Deposit. A shareholder may invest in the Fund through Payroll Direct Deposit or Government Direct Deposit. Under these programs, all or a portion of a shareholder's net pay or government check is automatically invested in the Fund account each payment period. A shareholder may terminate participation in these programs by giving written notice to the shareholder's employer or government agency, as appropriate. (A reasonable time to act is required.) The Fund is not responsible for the efficiency of the employer or government agency making the payment or any financial institutions transmitting payments.


Automatic Withdrawal Plan. The owner of $5,000 or more of a class of the Fund's shares at the offering price (net asset value plus, in the case of Class A shares, the initial sales charge) may provide for the payment from the owner's account of any requested dollar amount to be paid to the owner or a designated payee monthly, quarterly, semiannually or annually. The $5,000 minimum account size is not applicable to Individual Retirement Accounts. The minimum periodic payment is $100. The maximum annual rate at which Class B shares may be redeemed (and Class A shares purchased under the Large Order NAV Purchase Privilege and Class C shares in their first year following the purchase) under a automatic withdrawal plan is 10% of the net asset value of the account. Shares are redeemed so that the payee will receive payment approximately the first of the month. Any income and capital gain dividends will be automatically reinvested at net asset value. A sufficient number of full and fractional shares will be redeemed to make the designated payment. Depending upon the size of the payments requested and fluctuations in the net asset value of the shares redeemed, redemptions for the purpose of making such payments may reduce or even exhaust the account.

The purchase of Class A shares while participating in a automatic withdrawal plan will ordinarily be disadvantageous to the investor because the investor will be paying a sales charge on the purchase of shares at the same time that the investor is redeeming shares upon which a sales charge may have already been paid. Therefore, the Fund will not knowingly permit additional investments of less than $2,000 if the investor is at the same time making automatic withdrawals. SDI will waive the contingent deferred sales charge on redemptions of Class A shares purchased under the Large Order NAV Purchase Privilege, Class B shares and Class C shares made pursuant to a automatic withdrawal plan. The right is reserved to amend the automatic withdrawal plan on 30 days' notice. The plan may be terminated at any time by the investor or the Fund.

Tax-Sheltered   Retirement   Plans.  The  Shareholder   Service  Agent  provides
retirement plan services and documents and SDI can establish investor accounts in any of the following types of retirement plans:


o Traditional, Roth and Education Individual Retirement Accounts ("IRAs"). This includes Savings Incentive Match Plan for Employees of Small Employers ("SIMPLE"), Simplified Employee Pension Plan ("SEP") IRA accounts and prototype documents.

o 403(b)(7) Custodial Accounts. This type of plan is available to employees of most non-profit organizations.

o Prototype money purchase pension and profit-sharing plans may be adopted by employers. The maximum annual contribution per participant is the lesser of 25% of compensation or $30,000.

Brochures describing the above plans as well as model defined benefit plans, target benefit plans, 457 plans, 401(k) plans, simple 401(k) plans and materials for establishing them are available from the Shareholder Service Agent upon request. Investors should consult with their own tax advisors before establishing a retirement plan.

The Fund may suspend the right of redemption or delay payment more than seven days (a) during any period when the New York Stock Exchange ("Exchange") is closed other than customary weekend and holiday closings or during any period in which trading on the Exchange is restricted, (b) during any period when an emergency exists as a result of which (i) disposal of the Fund's investments is not reasonably practicable, or (ii) it is not reasonably practicable for the Fund to determine the value of its net assets, or (c) for such other periods as the SEC may by order permit for the protection of the Fund's shareholders.


DIRECTORS AND OFFICERS

                                                                                          Position with Underwriter,
                                                                                          Scudder Investor Services,
Name, Age and Address              Position with Fund        Principal Occupation**       Inc.
---------------------              ------------------        --------------------         ----

Lynn S. Birdsong (54)#             President and Director    Managing Director,           Senior Vice President
                                                             Advisor

William L. Givens (71)             Chairman and Director     President,                   ___
Twain Associates, Inc.                                       Twain Associates
553 Boylston Street
Brookline, MA 02146

Thomas M. Hout (58)                Director                  Senior Advisor,              ___
Boston Consulting Group                                      Boston Consulting Group
Exchange Place
Boston, MA 02109

John F. Loughran (69)              Director                  Retired Senior Adviser for   ___
Box 502                                                      Asia Pacific to J.P.
95 Zukor Road                                                Morgan & Co., Inc.
New York, NY 10956

Yasuo Kanzaki (    )               Director
The Nikko Research
Center, Ltd.
1-2-5 Nihonbashi Kayabacho
Chuo-ku, Tokyo 103-0025
Japan

                                       51

                                                                                          Position with Underwriter,
                                                                                          Scudder Investor Services,
Name, Age and Address              Position with Fund        Principal Occupation**       Inc.
---------------------              ------------------        --------------------         ----

Yoshihiko Miyauchi (65)            Director                  President and Chief          ___
ORIX Corporation                                             Executive Officer of ORIX
3-22-8 Shiba                                                 Corporation
Minato-ku
Tokyo 105-8683
Japan

William V. Rapp (62)               Director                  Managing Director,           ___
85 River Road                                                Rue Associates;
Scarborough, NY 10510                                        Academic Director,
                                                             International Relations,
                                                             Yale University
                                                             Senior Research Associate,
                                                             Columbia University Center
                                                             on Japan Economy and
                                                             Business

Hiroshi Yamanaka (88)              Honorary Director         Honorary Senior Adviser to   ___
Meiji Mutual Life                                            the Board,
Insurance Company                                            Meiji Mutual Life
1-1 Marunouchi, 2-chome                                      Insurance Company
Chiyoda-ku
Tokyo 100, Japan

Takeo Shiina (71)                  Director                  Chairman, IBM Japan, Ltd.    ___
IBM Japan, Ltd.
3-2-12 Roppongi, Minato-ku
Tokyo 106-8711
Japan

William H. Gleysteen, Jr. (74)     Honorary Director         Consultant                   ___
4937 Crescent Street
Bethesda, MD 20816

Henry Rosovsky (73)*               Honorary Director         Professor,                   ___
Harvard University                                           Harvard University
17 Quincy Street
Cambridge, MA  02138

O. Robert Theurkauf (73)#          Honorary Director         Advisory Managing
                                                             Director, Zurich Scudder
                                                             Investments, Inc.

Jonathan Mason (85)                Honorary Director         Retired First Vice           ___
12092 Longwood Green Drive                                   President Prudential-Bache
West Palm Beach, FL 33414                                    Securities, Inc.

James W. Morley (79)               Honorary Director         Professor of Political       ___
Rm. 905 International Affairs,                               Science Emeritus
Columbia University                                          Columbia University
420 West 118the Street
New York, NY 10027

                                       52

                                                                                          Position with Underwriter,
                                                                                          Scudder Investor Services,
Name, Age and Address              Position with Fund        Principal Occupation**       Inc.
---------------------              ------------------        --------------------         ----

Robert G. Stone, Jr. (78)          Honorary Director         Chairman of the Board        ___
Kirby Corporation                                            and Director,
405 Lexington Ave, 39th Fl.                                  Kirby Corporation
New York, NY 10174

Shoji Umemura (81)*                Honorary Director         Board Counselor,             ___
The Nikko Securities Co., Ltd.                               The Nikko Securities Co.,
3-1 Marunouchi 3-chome                                       Ltd.
Chiyoda-ku
Tokyo, Japan

Elizabeth J. Allan (47)#           Vice President            Senior Vice President,       ___
                                                             Zurich Scudder
                                                             Investments, Inc.

Seung K. Kwak (39)#                Vice President            Managing Director,           ___
                                                             Zurich Scudder
                                                             Investments, Inc.

Miyuki Wakatsuki (64)              Vice President            General Manager,             ___
17-9, Nihonbashi-Hakozakicho                                 Japan Fund Office,
Chuo-Ku                                                      Nikko International
Tokyo 103, Japan                                             Capital Management Co.,
                                                             Ltd.
Gina Provenzano (59)#              Vice President and        Vice President,              ___
                                   Treasurer                 Zurich Scudder
                                                             Investments, Inc.

Kathryn L. Quirk (48)#             Vice President and        Managing Director,           Director, Senior Vice
                                   Secretary                 Zurich Scudder               President, Chief Legal
                                                             Investments, Inc.            Officer and Assistant Clerk


Maureen E. Kane (39)+              Assistant Secretary       Vice President,              ___
                                                             Zurich Scudder
                                                             Investments, Inc.


John R. Hebble (43)+               Assistant Treasurer       Senior Vice President,       ___
                                                             Zurich Scudder
                                                             Investments, Inc.

* Director considered by the Fund and its counsel to be an "interested person" (as defined in the 1940 Act) of the Fund or its investment manager because of his affiliation with a broker-dealer.
** Unless otherwise stated, all the directors and officers of the Fund have been associated with their respective companies for more than five years, but not necessarily in the same capacity.
#        Address = 345 Park Avenue, New York, New York 10154-0010.
+        Address = Two International Place, Boston, Massachusetts 02110-4103

The Executive Committee of the Fund's Board of Directors, which currently consists of Messrs. Loughran, Galvin and Birdsong, has and may exercise any or all of the powers of the Board of Directors in the management of the business and affairs of the Fund when the Board is not in session, except as provided by law and except the power to increase or decrease, or fill vacancies on, the Board.

As of April 2, 2001, all Directors and Officers of the Fund, as a group, owned beneficially (as that term is defined in Section 13 (d) of The Securities and Exchange Act of 1934) less than 1% of the outstanding shares of any class.

As of April 2, 2001, 9,842,773 shares in the aggregate, or 19.04% of the outstanding shares of the Fund, Class S shares, were held in the name of Charles Schwab, 101 Montgomery Street, San Francisco, CA, 94101 who may be deemed to be beneficial owner of such shares.

To the knowledge of the Corporation, as of April 2, 2001, no person owned beneficially more than 5% of the outstanding shares of any class of the Fund, except as stated above.

To the knowledge of the Fund, no person is a control person of the Fund within the meaning ascribed to such term under the Securities Act of 1933, as amended.


REMUNERATION


Several of the officers and Directors of the Fund may be officers of Zurich Scudder Investments, Inc. or of The Nikko Securities Co., Ltd. The Fund pays direct remuneration only to those officers of the Fund who are not affiliated with the Advisor or their affiliates. Each of the Directors who are not affiliated with Zurich Scudder Investments, Inc. or The Nikko Securities Co., Ltd. will be paid by the Fund. Each of these unaffiliated Directors receives an annual Director's fee of $6,000 with the exception of the Chairman of the Board, who receives $16,000 annually. Each Director also receives fees of $1,000 for attending each meeting of the Board and $750 for attending each committee meeting, or meeting held for the purpose of considering arrangements between the Fund and the Advisor , or any of its other affiliates. Each unaffiliated Director also receives $750 per committee meeting attended. As of July 30, 1992, Honorary Directors of the Fund received $1,000 for each Board meeting attended. For the year ended December 31, 2000, total expenses were $208,854.


Under the Fund's Directors' Retirement Plan (the "Retirement Plan"), Non-Interested Directors retiring at or after age 72 with five or more years of service are entitled to receive, each year for ten years, a payment equal to 50 to 100 percent (depending on the number of years of service) of the basic annual Directors' retainer on the retirement date. Non-interested Directors who retire after age 62 but before age 72 are entitled to the same annual payments, reduced by 3 percent for each year by which their retirement precedes age 72. The obligations of the Fund to pay benefits and expenses under the Retirement Plan will not be secured or funded in any manner and such obligations will not have preference over the lawful claims of the Fund's creditors or stockholders. Upon the retirement of a Non-interested Director, the Fund, at its option, may purchase an annuity contract to meet its obligation to the Non-interested Director.


The Advisor supervises the Fund's investments, pays the compensation and certain expenses of its personnel who serve as Directors and officers of the Fund and receives a management fee for its services. Several of the Fund's officers and Directors are also officers, Directors, employees or stockholders of the Advisor or Nikko International Capital Management Co., Ltd., and participate in the fees paid to those firms, although the Fund makes no direct payments to them other than for reimbursement of travel expenses in connection with their attendance at Directors' and committee meetings.

The  following  table  shows  the  aggregate   compensation   received  by  each
unaffiliated director during 2000 from The Japan Fund and from all Scudder funds as a group.

                                                         Total Compensation From
                                  Aggregate                the Fund and Fund
Name of Director                  Compensation*                Complex**
----------------                  -------------                ---------

Peter Booth                                  $0                  $3,250
William L. Givens                       $20,536                 $20,536
Thomas M. Hout                          $13,750                 $13,750
John F. Loughran                        $12,000                 $12,000
Yoshihiko Miyauchi                       $9,500                  $9,500
William V. Rapp                         $13,750                 $13,750
Henry Rosovsky                           $8,687                  $8,687
Honorary Director
Hiroshi Yamanaka Honorary                $6,000                  $6,000
Director
William H. Gleysteen, Jr.                $1,000                  $1,000
Honorary Director
Jonathan Mason                               $0                    $0
Honorary Director
James W. Morley                              $0                    $0
Honorary Director
Robert G. Stone, Jr.                     $1,000                  $1,000
Honorary Director


*      Does not include pension or retirement benefits.
**     Does not include pension or retirement benefits accrued.

FUND ORGANIZATION

The Fund was incorporated under the laws of the State of Maryland in 1961.

The authorized capital stock of the Fund consists of 600,000,000 shares of a par value of $.33 1/3 each - of which one hundred million (100,000,000) of such shares are designated as "Class A" shares of Common Stock, fifty million (50,000,000) of such shares are designated as "Class B" shares of Common Stock, fifty million (50,000,000) of such shares are designated as "Class C" shares of Common Stock, one hundred million (100,000,000) of such shares are designated as "AARP Shares" of Common Stock and three hundred million (300,000,000) of such shares are designated as "Class S" shares of Common Stock. The AARP shares are not currently offered to shareholders. All shares issued and outstanding are fully paid and non-assessable, transferable, and redeemable at net asset value, subject to such changes as may be applicable, at the option of the shareholder. Shares have no preemptive or conversion rights.

The shares of the Fund have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of directors can elect 100% of the directors if they choose to do so, and, in such event, the holders of the remaining less than 50% of the shares voting for the election of directors will not be able to elect any person or persons to the Board of Directors.

TAXES

United States Federal Income Taxation

The following is a general discussion of certain U.S. federal income tax consequences relating to the status of the Fund and to the tax treatment of distributions by the Fund to shareholders. This discussion is based on the Code, Treasury Regulations, Revenue Rulings and judicial decisions as of the date hereof, all of which may be changed either retroactively or prospectively. This discussion does not address all aspects of U.S. federal income taxation that may be relevant to shareholders in light of their particular circumstances or to shareholders subject to special treatment under U.S. federal income tax laws (e.g., certain financial institutions, insurance companies, dealers in stock or securities, tax-exempt organizations, persons who have entered into hedging transactions with respect to shares of the Fund, persons who borrow in order to acquire shares, and certain foreign taxpayers).

Prospective shareholders should consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

The Fund and its Investments. The Fund intends to qualify for and elect the special tax treatment applicable to "regulated investment companies" under Sections 851-855 of the Code.

To so qualify, the Fund must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each quarter of the Fund's taxable year, (i) at least 50% of the value of the Fund's total assets is represented by cash and cash items, securities of other regulated investment companies, U.S. Government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund's total assets is invested in the securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies) or in any issuers of the same industry that are controlled by the Fund. The Fund anticipates that, in general, its foreign currency gains will be directly related to its principal business of investing in stock and securities.

Qualification and election as a "regulated investment company" involve no supervision of investment policy or management by any government agency. As a regulated investment company, the Fund generally will not be subject to U.S. federal income tax on its net investment income and net long-term and short-term capital gains, if any, that it distributes to its shareholders, provided that at least 90% of its "investment company taxable income" (determined without regard to the deduction for dividends paid) is distributed or deemed distributed. The Fund will generally be subject to tax at regular U.S. federal corporate income tax rates on any income or gains which are not treated as distributed and, under certain circumstances, in respect of investments in passive foreign investment companies as described below. Furthermore, the Fund will also be subject to a U.S. federal corporate income tax with respect to distributed amounts in any year that it fails to qualify as a regulated investment company or fails to meet the applicable distribution requirement. Although all or a portion of the Fund's taxable income (including any net capital gains) for a calendar year may be distributed in January of the following year, such a distribution may be treated for U.S. federal income tax purposes as having been received by shareholders during the calendar year. In addition, the Fund intends to make sufficient distributions in a timely manner in order to ensure that it will not be subject to the 4% U.S. federal excise tax on certain undistributed income of regulated investment companies.

The Fund generally intends to distribute all of its net investment income, net short-term capital gains and net long-term capital gains (which consist of net long-term capital gains in excess of net short-term capital losses) in a timely manner. If any net capital gains are retained by the Fund for reinvestment, requiring federal income taxes to be paid thereon by the Fund, the Fund will elect to treat such capital gains as having been distributed to shareholders. As a result, each shareholder will report such capital gains as long-term capital gains, will be able to claim his share of U.S. federal income taxes paid by the Fund on such gains as a credit or refund against his own U.S. federal income tax liability and will be entitled to increase the adjusted tax basis of his Fund shares by the difference between his pro rata share of such gains and the related credit or refund.

If for any taxable year the Fund does not qualify for the special federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders). In such event, dividend distributions would be taxable to shareholders to the extent of the Fund's earnings and profits, and would be eligible for the dividends-received deduction in the case of corporate shareholders.

The Fund may invest in shares of certain foreign corporations that may be classified under the Code as passive foreign investment companies ("PFICs"). If the Fund received a so-called "excess distribution" with respect to PFIC stock, the Fund itself might be subject to a tax on a portion of the excess distribution. Certain distributions from a PFIC as well as gains from the sale of the PFIC shares are treated as "excess distributions." In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which the Fund held the PFIC shares. The Fund would be subject to tax on the portion, if any, of an excess distribution that is allocated to prior Fund taxable years and an interest factor would be added to the tax, as if the tax had been payable in such prior taxable years. Excess distributions allocated to the current taxable year would be characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain.

Recently enacted legislation will allow the Fund to make an election to mark to market its shares of PFICs in lieu of being subject to U.S. federal income taxation. At the end of each taxable year to which the election applies, the Fund would report as ordinary income the amount by which the fair market value of the foreign company's stock exceeds the Fund's adjusted basis in these shares. If the Fund's adjusted basis in the shares of a PFIC exceeds the shares' fair market value at the end of a taxable year, the Fund would be entitled to a deduction equal to the lesser of (a) this excess and (b) its previous income inclusions in respect of such stock under the mark-to-market rules that have not been offset by such deductions. The effect of the election would be to treat excess distributions and gain on dispositions as ordinary income that is not subject to a fund level tax when distributed by the Fund as a dividend. Alternatively, the Fund may elect to include as income and gain its share of the ordinary earnings and net capital gain of certain foreign investment companies in lieu of being taxed in the manner described above.


From November 1, 2000 through December 31, 2000, the Fund incurred approximately $12,600,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the year ending December 31, 2001.


Exchange control regulations may restrict repatriations of investment income and capital or the proceeds of securities sales by foreign investors such as the Fund and may limit the Fund's ability to make sufficient distributions to satisfy the 90% and excise tax distribution requirements.

The Fund's transactions in foreign currencies, forward contracts, options, and futures contracts (including options and futures contracts on foreign currencies) will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund or defer Fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require the Fund to "mark-to-market" certain types of the positions in its portfolio (i.e., treat them as if they were sold), and (b) may cause the Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. The Fund intends to monitor these transactions and to make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any foreign currency, forward contract, option, futures contract or hedged investment and will generally attempt to mitigate any adverse effects of these rules in order to minimize or eliminate its tax liabilities and to prevent disqualification of the Fund as a regulated investment company.

Distributions. Distributions to shareholders of the Fund's net investment income and distributions of net short-term capital gains will be taxable as ordinary income to shareholders. Generally, dividends paid by the Fund will not qualify for the dividends-received deduction available to corporations, because the Fund's income generally will not consist of dividends paid by U.S. corporations. Distributions of the Fund's net capital gains (designated as capital gain dividends by the Fund) will be taxable to shareholders as long-term capital gains, regardless of the length of time the shares have been held by a shareholder and are not eligible for the dividends-received deduction. The Fund will designate the portions of any capital gains dividend that are taxable at a rate of 28% and 20% in the hands of individuals and other non-corporate shareholders. Distributions in excess of the Fund's current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital, to the extent of a shareholder's adjusted basis in his shares of the Fund, and as a capital gain thereafter (if the shareholder held his shares of the Fund as capital assets).

Shareholders electing to receive distributions in the form of additional shares will be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the fair market value, determined as of the distribution date, of the shares received and will have a cost basis in each share received equal to the fair market value of a share of the Fund on the distribution date.

All distributions of net investment income and net capital gains, whether received in shares or in cash, must be reported by each shareholder on his U.S. federal income tax return. A distribution will be treated as paid during a calendar year if it is declared by the Fund in October, November or December of the year to holders of record in such a month and paid by January 31 of the following year. Such distributions will be taxable to shareholders as if received on December 31 of such prior year, rather than in the year in which the distributions are actually received.

Distributions by the Fund result in a reduction in the net asset value of the Fund's shares. Should a distribution reduce the net asset value below a shareholder's cost basis, such distribution would nevertheless be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should consider the tax implications of buying shares just prior to a distribution. Although the price of shares purchased at the time includes the amount of the forthcoming distribution, the distribution will nevertheless be taxable to them.

Sale or Redemption of Shares. A shareholder may recognize a taxable gain or loss if the shareholder sells or redeems his shares (which includes exchanging his shares for shares of another Scudder Fund). A shareholder will generally be subject to taxation based on the difference between his adjusted tax basis in the shares sold or redeemed and the value of the cash or other property received by him in payment therefor.

A shareholder who receives securities upon redeeming his shares will have a tax basis in such securities equal to their fair market value on the redemption date. A shareholder who subsequently sells any securities received pursuant to a redemption will recognize taxable gain or loss to the extent that the proceeds from such sale are greater or less than his tax basis in such securities.

Any gain or loss arising from the sale or redemption of shares will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands and will generally be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Long-term capital gains recognized by individuals and other non-corporate shareholders on a sale or redemption of shares will be taxed at the rate of 20% if the shareholder's period for the shares is more than 12 months. Any loss realized on a sale or redemption will be disallowed to the extent the shares disposed of are replaced with substantially identical shares within a period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss arising from the sale or redemption of shares held for six months or less will be treated for U.S. federal tax purposes as a long-term capital loss to the extent of any amount of capital gain dividends received by the shareholder with respect to such shares. For purposes of determining whether shares have been held for six months or less, a shareholder's holding period is suspended for any periods during which the shareholder's risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property or through certain options or short sales. It is unclear how capital losses that are treated as long-term under this rule offset gains taxable at the rate of 28% and 20%, respectively, in the hands of individuals and other non-corporate shareholders.

Foreign Taxes. As set forth below under "Japanese Taxation," it is expected that certain income of the Fund will be subject to Japanese withholding taxes. If the Fund is liable for foreign income taxes, including such Japanese withholding taxes, the Fund expects to meet the requirements of the Code for "passing-through" to its shareholders the foreign taxes paid, but there can be no assurance that the Fund will be able to do so. Under the Code, if more than 50% of the value of the Fund's total assets at the close of the taxable year consists of stock or securities of foreign corporations, the Fund may file an election with the Internal Revenue Service to "pass-through" to the Fund's shareholders the amount of foreign income taxes paid by the Fund. Pursuant to this election a shareholder will: (a) include in gross income (in addition to taxable dividends actually received) the shareholder's pro rata share of the foreign income taxes paid by the Fund; (b) treat the shareholder's pro rata share of such foreign income taxes as having been paid by the shareholder; and
(c) subject to certain limitations, be entitled either to deduct the shareholder's pro rata share of such foreign income taxes in computing the shareholder's taxable income or to use it as a foreign tax credit against U.S. income taxes. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. A shareholder's election to deduct rather than credit such foreign taxes may increase the shareholder's alternative minimum tax liability, if applicable. Shortly after any year for which it makes such an election, the Fund will report to its shareholders, in writing, the amount per share of such foreign tax that must be included in each shareholder's gross income and the amount which will be available for deduction or credit.

Generally, a credit for foreign income taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax (before the credit) attributable to the shareholder's total foreign source taxable income. For this purpose, the portion of dividends and distributions paid by the Fund from its foreign source income will be treated as foreign source income. The Fund's gains and losses from the sale of securities, and currency gains and losses, will generally be treated as derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source "passive income," such as the portion of dividends received from the Fund that qualifies as foreign source income. Because of these limitations, a shareholder may be unable to claim a credit for the full amount of the shareholder's proportionate share of the foreign income taxes paid by the Fund. A shareholder's ability to claim a credit for foreign taxes paid by the Fund may also be limited by applicable period requirements.

If the Fund does not make the election, any foreign taxes paid or accrued will represent an expense to the Fund, which will reduce its net investment income. Absent this election, shareholders will not be able to claim either a credit or deduction for their pro rata portion of such taxes paid by the Fund, nor will shareholders be required to treat the amounts distributed to them as part of their pro rata portion of such taxes paid.

Backup Withholding. The Fund will be required to withhold U.S. federal income tax at the rate of 31% of all taxable distributions payable to shareholders who fail to provide the Fund with their correct Taxpayer Identification Number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Corporate shareholders and other shareholders specified in the Code are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against a shareholder's U.S. federal income tax liability.

Foreign Shareholders. A "Foreign Shareholder" is a person or entity that, for U.S. federal income tax purposes, is a nonresident alien individual, a foreign corporation, a foreign partnership, or a nonresident fiduciary of a foreign estate or trust. If a distribution of the Fund's net investment income and net short-term capital gains to a Foreign Shareholder is not effectively connected with a U.S. trade or business carried on by the investor, such distribution will be subject to withholding tax at a 30% rate or such lower rate as may be specified by an applicable income tax treaty.

Foreign Shareholders may be subject to an increased U.S. federal income tax on their income resulting from the Fund's election (described above) to "pass-through" amounts of foreign taxes paid by the Fund, but may not be able to claim a credit or deduction with respect to the withholding tax for the foreign taxes treated as having been paid by them.

A Foreign Shareholder generally will not be subject to U.S. federal income tax with respect to gain on the sale or redemption of shares of the Fund, distributions from the Fund of net long-term capital gains, or amounts retained by the Fund which are designated as undistributed capital gains unless the gain is effectively connected with a trade or business of such shareholder in the United States. In the case of a Foreign Shareholder who is a nonresident alien individual, however, gain arising from the sale or redemption of shares of the Fund, distributions of net long-term capital gains and amounts retained by the Fund which are designated as undistributed capital gains ordinarily will be subject to U.S. income tax at a rate of 30% if such individual is physically present in the U.S. for 183 days or more during the taxable year and, in the case of gain arising from the sale or redemption of Fund shares, either the gain is attributable to an office or other fixed place of business maintained by the shareholder in the United States or the shareholder has a "tax home" in the United States.

The tax consequences to a Foreign Shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of investment in the Fund.

Notices. Shareholders will be notified annually by the Fund as to the U.S. federal income tax status of the dividends, distributions, and deemed distributions made by the Fund to its shareholder. Furthermore, shareholders will also receive, if appropriate, various written notices after the close of the Fund's taxable year regarding the U.S. federal income tax status of certain dividends, distributions and deemed distributions that were paid (or that are treated as having been paid) by the Fund to its shareholders during the preceding taxable year.

Japanese Taxation

The operations of the Fund as described herein do not, in the opinion of Nagashima & Ohno, Japanese counsel for the Fund, involve the creation in Japan of a "permanent establishment" of the Fund by reason only of dealing in Japanese securities (whether or not such dealings are effected through securities firms or banks licensed in Japan) provided such dealings are conducted by the Fund from outside of Japan or by the Fund's independent agent acting in the ordinary course of its business in Japan, pursuant to the tax convention between the United States and Japan (the "Convention") as currently in force. Pursuant to the Convention, a Japanese withholding tax at the maximum rate of 15% is, with certain exceptions, imposed upon dividends paid by a Japanese corporation to the Fund. Pursuant to the present terms of the Convention, interest received by the Fund from sources within Japan is subject to a Japanese withholding tax at a maximum rate of 10%. In the opinion of Nagashima & Ohno, pursuant to the Convention, capital gains of the Fund arising from its investments as described herein are not taxable in Japan.

Generally, the Fund will be subject to the Japan securities transaction tax on its sale of certain securities in Japan. The current rates of such tax range from 0.03% to 0.30% depending upon the particular type of securities involved. Transactions involving equity securities are currently taxed at the highest rate.

ADDITIONAL INFORMATION

Public Official Documents

The documents referred to after the tabular and textual information appearing herein under the caption "JAPAN AND THE JAPANESE ECONOMY" and "SECURITIES MARKETS IN JAPAN" as being the source of the statistical or other information contained in such tables or text are in all cases public official documents of Japan, its agencies, The Bank of Japan or the Japanese Stock Exchange, with the exception of the public official documents of the United Nations and of the International Monetary Fund.

Other Information

The CUSIP numbers of the classes are:

Class A: 471070-20-1

Class B : 471070-30-0

Class C : 471070-40-9

The Fund has a fiscal year ending December 31.

Many of the investment changes in the Fund will be made at prices different from those prevailing at the time they may be reflected in a regular report to shareholders of the Fund. These transactions will reflect investment decisions made by the Advisor in light of the Fund's investment objectives and policies, its other portfolio holdings and tax considerations, and should not be construed as recommendations for similar action by other investors.

The Fund employs Davis Polk and Wardwell as the Fund's counsel.

The Fund's Class A, B and C Shares prospectus and this Statement of Additional Information omit certain information contained in the Registration Statement and its amendments which the Fund has filed with the SEC under the Securities Act of 1933 and reference is hereby made to the Registration Statement for further information with respect to the Fund and the securities offered hereby. The Registration Statement and its amendments, are available for inspection by the public at the SEC in Washington, D.C.

Financial Statements


The financial statements, including the investment portfolio of the Fund, together with the Report of Independent Accountants, Financial Highlights and notes to financial statements in the Annual Report to the Shareholders of the Fund dated December 31, 2000, are incorporated herein by reference and are hereby deemed to be a part of this Statement of Additional Information.

                              THE JAPAN FUND, INC.

                            PART C. OTHER INFORMATION

Item 23.            Exhibits
--------            --------

                    (a)      (a)(1)   Articles of Amendment and Restatement of the Articles of
                                      Incorporation dated January 7, 1992 is incorporated by reference to
                                      Post-Effective Amendment No. 11 to the Registration Statement.

                             (a)(2)   Articles of Amendment dated December 23, 1997 is incorporated by reference to Post-Effective Amendment No. 14 to the Registration
                                      Statement.

                             (a)(3)   Articles Supplementary, dated April 27, 2000, is incorporated by reference to Post-Effective Amendment No. 18 to the Registration
                                      Statement.

                    (b)      (b)(1)   Registrant's By-Laws as amended through July 23, 1993 is
                                      incorporated by reference to Post-Effective Amendment No. 15 to the
                                      Registration Statement.

                             (b)(2)   Amendment to Registrant's By-Laws dated July 22, 1995 is
                                      incorporated by reference to Post-Effective Amendment No. 14 to the
                                      Registration Statement.

                             (b)(3)   Amendment to Registrant's By-Laws dated April 25, 1996 is
                                      incorporated by reference to Post-Effective Amendment No. 10 to the
                                      Registration Statement.

                             (b)(4)   Amendment to Registrant's By-Laws dated October 25, 1996 is incorporated by reference to Post-Effective Amendment No. 10 to the
                                      Registration Statement.

                             (b)(5)   Amendment to Registrant's By-Laws dated October 16, 1997 is incorporated by reference to Post-Effective Amendment No. 14 to the
                                      Registration Statement.

                             (b)(6)   Amendment to Registrant's By-Laws dated August 14, 1998 is incorporated by reference to Post-Effective Amendment No. 14 to the
                                      Registration Statement.

                             (b)(7)   Amendment to Registrant's By-Laws dated April 22, 1999 is
                                      incorporated by reference to Post-Effective Amendment No. 15 to the
                                      Registration Statement.

                             (b)(8)   Amendment to Registrant's By-Laws dated April 28, 2000 is
                                      incorporated by reference to Post-Effective Amendment No. 20 to the
                                      Registration Statement.

                    (c)               Not Applicable.

                    (d)      (d)(1)   Investment Management Agreement between the Registrant and Scudder
                                      Kemper Investments, Inc. dated September 7, 1998 is incorporated by reference to Post-Effective Amendment No. 14 to the Registration
                                      Statement.

                                Part C - Page 1

                             (d)(2)   Subadvisory Agreement between Zurich Scudder Investments, Inc. and
                                      Zurich Scudder Investments Japan, Inc. dated May 1, 2001.
                                      Filed herein.

                    (e)      (e)(1)   Underwriting Agreement between the Registrant and Scudder Investor
                                      Services, Inc. dated September 7, 1998 is incorporated by reference to Post-Effective Amendment No. 14 to the Registration Statement.

                             (e)(2)   Amended Underwriting Agreement between the Registrant and Scudder
                                      Investor Services, Inc., dated April 27, 2000, is incorporated by reference to Post-Effective Amendment No. 18 to the Registration
                                      Statement.

                             (e)(3)   Underwriting and Distribution Services Agreement between the
                                      Registrant and Kemper Distributors, Inc., dated May 1, 2000, is incorporated by reference to Post-Effective Amendment No. 18 to the
                                      Registration Statement.

                    (f)               Not Applicable.

                    (g)               Custodian Agreement between the Registrant and Brown Brothers dated
                                      April 21, 1995 is incorporated by reference to Post-Effective
                                      Amendment No. 9 to the Registration Statement.

                    (h)      (h)(1)   Transfer Agency and Service Agreement and Fee Schedule between the
                                      Registrant and Scudder Service Corporation dated May 1, 1990 is incorporated by reference to Post-Effective Amendment No. 11 to the
                                      Registration Statement.

                             (h)(2)   Shareholder Service Agreement and Fee Schedule between the
                                      Registrant and Scudder Service Corporation dated August 14, 1987 is incorporated by reference to Post-Effective Amendment No. 11 to the
                                      Registration Statement.

                             (h)(3)   COMPASS and TRAK 2000 Service Agreement dated July 19, 1996 is incorporated by reference to Post-Effective Amendment No. 10 to the
                                      Registration Statement.

                             (h)(4)   Administrative Services Agreement between the Registrant and Kemper
                                      Distributors, Inc., dated May 1, 2000, is incorporated by reference to Post-Effective Amendment No. 18 to the Registration Statement.

                             (h)(5)   Agency Agreement between the Registrant and Kemper Service Company, dated May 1, 2000, is incorporated by reference to Post-Effective
                                      Amendment No. 18 to the Registration Statement.

                    (i)               Opinion and Consent of Counsel
                                      Filed herein.

                    (j)               Consent of Independent Auditors
                                      Filed herein.

                    (k)               Inapplicable.

                                Part C - Page 2

                    (l)               Inapplicable.

                    (m)      (m)(1)   Rule 12b-1 Plan for Class B Shares of The Japan Fund, Inc., dated
                                      May 1, 2000, is incorporated by reference to Post-Effective
                                      Amendment No. 18 to the Registration Statement.

                             (m)(2)   Rule 12b-1 Plan for Class C Shares of The Japan Fund, Inc., dated
                                      May 1, 2000, is incorporated by reference to Post-Effective
                                      Amendment No. 18 to the Registration Statement.

                             (m)(3)   Rule 12b-1 Plan for Class A Shares of The Japan Fund, Inc. dated
                                      April 25, 2001.
                                      Filed herein.

                             (m)(4)   Amended and Restated Rule 12b-1 Plan for Class B Shares of The
                                      Japan Fund, Inc., dated April 25, 2001.
                                      Filed herein.

                             (m)(5)   Amended and Restated Rule 12b-1 Plan for Class C Shares of The
                                      Japan Fund, Inc., dated April 25, 2001.
                                      Filed herein.

                    (n)               Inapplicable.

                    (p)      (p)(1)   Scudder Kemper Investments, Inc., Scudder Investor Services, Inc.
                                      and Kemper Distributors, Inc. Code of Ethics is incorporated by reference to Post-Effective Amendment No. 17 to the Registrant
                                      Statement.

                             (p)(2)   Code of Ethics for The Japan Fund, Inc. is incorporated by reference to Post-Effective Amendment No. 18 to the Registration
                                      Statement.

                             (p)(3)   Amended Code of Ethics for The Japan Fund, Inc. dated December 15,
                                      2000.
                                      Filed herein.

                             (p)(4)   Code of Ethics for Zurich Scudder Investments Japan, Inc. dated
                                      February 2001.
                                      Filed herein.

Item 24.          Persons Controlled by or under Common Control with Registrant
--------          -------------------------------------------------------------

                  None

Item 25.          Indemnification

                  A policy of insurance covering Zurich Scudder Investments, Inc., its subsidiaries including Scudder Investor Services, Inc., and all of the registered investment companies advised by Zurich Scudder Investments, Inc. insures the Registrant's Directors and officers and others against liability arising by reason of an alleged breach of duty caused by any negligent, error or accidental omission in the scope of their duties.

                                Part C - Page 3

                  Article Eighth of Registrant's Articles of Amendment and Restatement of the Articles of Incorporation dated January 7, 1992 provides as follows:

                           EIGHTH: (1) Each director and officer (and his heirs,
                  executors and administrators) shall be indemnified by the Corporation against reasonable costs and expenses incurred by him in connection with any action, suit or proceeding to which he is made a party by reason of his being or having been a director or officer of the Corporation, except in relation to any action, suit or proceeding in which he has been adjudged liable because of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. In the absence of an adjudication which expressly absolves the director or officer of liability to the Corporation or its stockholders for willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office, or in the event of a settlement, each director and officer (and his heirs, executors and administrators) shall be indemnified by the Corporation against payment made, including reasonable costs and expenses, provided that such indemnity shall be conditioned upon receipt by the Corporation of a written opinion of independent counsel selected by the Board of Directors, or the adoption by a majority of the entire Board (in which majority there shall not be included any director who shall have or shall at any time have had any financial interest adverse to the Corporation in such action, suit or proceeding or the subject matter or outcome thereof) of a resolution, to the effect that the director or officer has no liability by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. Such a determination by independent counsel or by the Board of Directors and the payment of amounts by the Corporation on the basis thereof shall not prevent a stockholder from challenging such indemnification by appropriate legal proceeding on the grounds that the director or officer was liable because of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. The foregoing rights and indemnification shall not be exclusive of any other right to which the officers and directors may be entitled according to law.

                           (2) To the fullest extent permitted by Maryland
                  statutory or decisional law, as amended or interpreted, no director or officer of this Corporation shall be personally liable to the Corporation or its stockholders for money damages. No amendment of the charter of the Corporation or repeal of any of its provisions shall limit or eliminate the benefits provided to directors and officers under this provision with respect to any act or omission which occurred prior to such amendment or repeal. This paragraph (2) shall not protect any director or officer of the Corporation against any liability to the Corporation or to its security holders to which he would be otherwise subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

Item 26.          Business or Other Connections of Investment Adviser
--------          ---------------------------------------------------

                  Zurich Scudder Investments, Inc. has stockholders and employees who are denominated officers but do not as such have corporation-wide responsibilities. Such persons are not considered officers for the purpose of this Item 26.

                           Business and Other Connections of Board
           Name            of Directors of Registrant's Adviser
           ----            ------------------------------------

Stephen R. Beckwith        Treasurer, Scudder Kemper Investments, Inc.**
                           Director, Kemper Service Company
                           Director, Vice President and Treasurer, Scudder Fund Accounting Corporation*
                           Director and Treasurer, Scudder Stevens & Clark Corporation**
                           Director and Chairman, Scudder Defined Contribution Services, Inc.**
                           Director and President, Scudder Capital Asset Corporation**
                           Director and President, Scudder Capital Stock Corporation**
                           Director and President, Scudder Capital Planning Corporation**
                           Director and President, SS&C Investment Corporation**
                           Director and President, SIS Investment Corporation**

                                Part C - Page 4

                           Director and President, SRV Investment Corporation**
                           Director and Chairman, Scudder Threadneedle International Ltd.
                           Director, Scudder Kemper Holdings (UK) Ltd. oo
                           Director and President, Scudder Realty Holdings Corporation *
                           Director, Scudder, Stevens & Clark Overseas Corporation o
                           Director and Treasurer, Zurich Investment Management, Inc. ++
                           Director and Treasurer, Zurich Kemper Investments, Inc.

Lynn S. Birdsong           Director, Vice President and Chief Investment Officer, Scudder Kemper Investments,
                                 Inc.**
                           Director and Chairman, Scudder Investments (Luxembourg) S.A.#
                           Director, Scudder Investments (U.K.) Ltd. oo
                           Director and Chairman of the Board, Scudder Investments Asia, Ltd. ooo
                           Director and Chairman, Scudder Investments Japan, Inc. +
                           Senior Vice President, Scudder Investor Services, Inc.
                           Director and Chairman, Scudder Trust (Cayman) Ltd. @@
                           Director, Scudder, Stevens & Clark Australia x
                           Director and Vice President, Zurich Investment Management, Inc. ++
                           Director and President, Scudder, Stevens & Clark Corporation **
                           Director and President, Scudder , Stevens & Clark Overseas Corporation o
                           Director, Scudder Threadneedle International Ltd.
                           Director, Korea Bond Fund Management Co., Ltd. xx

William H. Bolinder        Director, Scudder Kemper Investments, Inc.**
                           Member Group Executive Board, Zurich Financial Services, Inc. ##
                           Chairman, Zurich-American Insurance Company @@@

Nicholas Bratt             Director, Scudder Kemper Investments, Inc.**
                           Vice President, Scudder, Stevens & Clark Corporation **
                           Vice President, Scudder, Stevens & Clark Overseas Corporation o

Laurence W. Cheng          Director, Scudder Kemper Investments, Inc.**
                           Member, Corporate Executive Board, Zurich Insurance Company of Switzerland ##
                           Director, ZKI Holding Corporation ++

Gunther Gose               Director, Scudder Kemper Investments, Inc.**
                           CFO, Member Group Executive Board, Zurich Financial Services, Inc. ##
                           CEO/Branch Offices, Zurich Life Insurance Company ##

Rolf Huppi                 Director, Chairman of the Board, Scudder Kemper Investments, Inc.**
                           Member, Corporate Executive Board, Zurich Insurance Company of Switzerland ##
                           Director, Chairman of the Board, Zurich Holding Company of America @@@
                           Director, ZKI Holding Corporation ++

Harold D. Kahn             Chief Financial Officer, Scudder Kemper Investments, Inc.**

Kathryn L. Quirk           Chief Legal Officer, Chief Compliance Officer and Secretary, Scudder Kemper
                                 Investments, Inc.**
                           Director, Vice President, Chief Legal Officer and Secretary, Kemper Distributors, Inc.
                           Director and Secretary, Kemper Service Company
                           Director, Senior Vice President, Chief Legal Officer & Assistant Clerk, Scudder
                                 Investor Services, Inc.
                           Director, Vice President & Secretary, Scudder Fund Accounting Corporation*
                           Director, Vice President & Secretary, Scudder Realty Holdings Corporation*
                           Director & Assistant Clerk, Scudder Service Corporation*
                           Director and Secretary, SFA, Inc.*
                           Vice President, Director & Assistant Secretary, Scudder Precious Metals, Inc.***
                           Director, Scudder, Stevens & Clark Japan, Inc. ###
                           Director, Vice President and Secretary, Scudder, Stevens & Clark of Canada, Ltd.***

                                Part C - Page 5

                           Director, Vice President and Secretary, Scudder Canada Investor Services Limited***
                           Director, Vice President and Secretary, Scudder Realty Advisers, Inc. *
                           Director and Secretary, Scudder, Stevens & Clark Corporation**
                           Director and Secretary, Scudder, Stevens & Clark Overseas Corporation o
                           Director, Vice President and Secretary, Scudder Defined Contribution Services, Inc.**
                           Director, Vice President and Secretary, Scudder Capital Asset Corporation**
                           Director, Vice President and Secretary, Scudder Capital Stock Corporation**
                           Director, Vice President and Secretary, Scudder Capital Planning Corporation**
                           Director, Vice President and Secretary, SS&C Investment Corporation**
                           Director, Vice President and Secretary, SIS Investment Corporation**
                           Director, Vice President and Secretary, SRV Investment Corporation**
                           Director, Vice President, Chief Legal Officer and Secretary, Scudder Financial
                                 Services, Inc.*
                           Director, Korea Bond Fund Management Co., Ltd. xx
                           Director, Scudder Threadneedle International Ltd.
                           Director, Chairman of the Board and Secretary, Scudder Investments Canada, Ltd.
                           Director, Scudder Investments Japan, Inc. +
                           Director and Secretary, Scudder Kemper Holdings (UK) Ltd. oo
                           Director and Secretary, Zurich Investment Management, Inc. ++

Edmond D. Villani          Director, President and Chief Executive Officer, Scudder Kemper Investments, Inc.**
                           Director, Scudder, Stevens & Clark Japan, Inc. ###
                           President and Director, Scudder, Stevens & Clark Overseas Corporation o
                           President and Director, Scudder, Stevens & Clark Corporation**
                           Director, Scudder Realty Advisors, Inc. @
                           Director, IBJ Global Investment Management S.A. Luxembourg, Grand-Duchy of Luxembourg
                           Director, Scudder Threadneedle International Ltd.
                           Director, Scudder Investments Japan, Inc. +
                           Director, Scudder Kemper Holdings (UK) Ltd. oo
                           President and Director, Zurich Investment Management, Inc. ++
                           Director and Deputy Chairman, Scudder Investment Holdings Ltd.

         *        Two International Place, Boston, MA
         @        333 South Hope Street, Los Angeles, CA
         **       345 Park Avenue, New York, NY
         #        Societe Anonyme, 47, Boulevard Royal, L-2449 Luxembourg,
                     R.C. Luxembourg B 34.564
         ***      Toronto, Ontario, Canada
         @@       Grand Cayman, Cayman Islands, British West Indies
         o        20-5, Ichibancho, Chiyoda-ku, Tokyo, Japan
         ###      1-7, Kojimachi, Chiyoda-ku, Tokyo, Japan
         ++       222 S. Riverside, Chicago, IL
         @@@      Zurich Towers, 1400 American Ln., Schaumburg, IL
         xx       P.O. Box 309, Upland House, S. Church St., Grand Cayman,
                     British West Indies
         ##       Mythenquai-2, P.O. Box CH-8022, Zurich, Switzerland
         oo       One South Place, 5th Floor, London EC2M 2ZS England
         ooo      One Exchange Square, 29th Floor, Hong Kong
         +        Kamiyachyo Mori Building, 12F1, 4-3-20, Toranomon, Minato-ku,
                     Tokyo 105-0001
         x        Level 3, Five Blue Street, North Sydney, NSW 2060

Item 27.          Principal Underwriters.
--------          ----------------------

         (a)

         Scudder Investor Services, Inc. acts as principal underwriter of the Registrant's Class S shares and also acts as principal underwriter for other funds managed by Zurich Scudder Investments, Inc.

         (b)

                                Part C - Page 6

         The Underwriters have employees who are denominated officers of an operational area. Such persons do not have corporation-wide responsibilities and are not considered officers for the purpose of this Item 27.

         (1)                               (2)                                     (3)
         Scudder Investor Services, Inc.
         Name and Principal                Position and Offices with               Positions and
         Business Address                  Scudder Investor Services, Inc.         Offices with Registrant
         ------------------                -------------------------------         -----------------------

         Lynn S. Birdsong                  Senior Vice President                   Director and President
         345 Park Avenue
         New York, NY 10154

         Mark S. Casady                    Director, President and Assistant       None
         Two International Place           Treasurer
         Boston, MA  02110

         Linda Coughlin                    Director and Senior Vice President      None
         Two International Place
         Boston, MA  02110

         Richard W. Desmond                Vice President                          None
         345 Park Avenue
         New York, NY  10154

         Paul J. Elmlinger                 Senior Vice President and Assistant     None
         345 Park Avenue                   Clerk
         New York, NY  10154

         Philip S. Fortuna                 Vice President                          None
         101 California Street
         San Francisco, CA 94111

                                Part C - Page 7

         (1)                               (2)                                     (3)
         Scudder Investor Services, Inc.
         Name and Principal                Position and Offices with               Positions and
         Business Address                  Scudder Investor Services, Inc.         Offices with Registrant
         ------------------                -------------------------------         -----------------------

         William F. Glavin                 Vice President                          None
         Two International Place
         Boston, MA 02110

         Margaret D. Hadzima               Assistant Treasurer                     None
         Two International Place
         Boston, MA  02110

         John R. Hebble                    Assistant Treasurer                     None
         Two International Place
         Boston, MA  02110

         James J. McGovern                 Chief Financial Officer and Treasurer   None
         345 Park Avenue
         New York, NY  10154

         Lorie C. O'Malley                 Vice President                          None
         Two International Place
         Boston, MA 02110

         Caroline Pearson                  Clerk                                   None
         Two International Place
         Boston, MA  02110

         Kathryn L. Quirk                  Director, Senior Vice President, Chief  Vice President and
         345 Park Avenue                   Legal Officer and Assistant Clerk       Secretary
         New York, NY  10154

         Robert A. Rudell                  Director and Vice President             None
         Two International Place
         Boston, MA 02110

         Linda J. Wondrack                 Vice President and Chief Compliance     None
         Two International Place           Officer
         Boston, MA  02110

         (c)

                     (1)                     (2)                 (3)                 (4)                 (5)
                                       Net Underwriting    Compensation on
              Name of Principal         Discounts and        Redemptions          Brokerage             Other
                 Underwriter             Commissions       And Repurchases       Commissions         Compensation
                 -----------             -----------       ---------------       -----------         ------------

               Scudder Investor              None                None                None               None
                Services, Inc.

                                Part C - Page 8

(b)
         Kemper Distributors, Inc. acts as principal underwriter of the Registrant's Class A, B, and C shares and also acts as principal underwriter for other funds managed by Zurich Scudder Investments, Inc.

         Information on the officers and directors of Kemper Distributors, Inc., principal underwriter for the Registrant is set forth below. The principal business address is 222 South Riverside Plaza, Chicago, Illinois 60606.

         (1)                               (2)                                     (3)

                                           Positions and Offices with              Positions and
         Name                              Kemper Distributors, Inc.               Offices with Registrant
         -----                             -------------------------               -----------------------

         James L. Greenawalt               President                               None

         Linda C. Coughlin                 Director and Vice Chairman              None

         Kathryn L. Quirk                  Director, Secretary, Chief Legal        Vice President and Secretary
                                           Officer and Vice President

         James J. McGovern                 Chief Financial Officer and Treasurer   None

         Linda J. Wondrack                 Vice President and Chief Compliance     None
                                           Officer

         Paula Gaccione                    Vice President                          None

         Michael E. Harrington             Managing Director                       None

         Robert A. Rudell                  Vice President                          None

         Todd N. Gierke                    Assistant Treasurer                     None

         Philip J. Collora                 Assistant Secretary                     None

         Paul J. Elmlinger                 Assistant Secretary                     None

         Diane E. Ratekin                  Assistant Secretary                     None

         Mark S. Casady                    Director and Chairman                   None

         Herbert A. Christiansen           Vice President                          None

         Robert Froelich                   Managing Director                       None

         C. Perry Moore                    Senior Vice President and Managing      None
                                           Director

         Lorie O'Malley                    Managing Director                       None

         William F. Glavin                 Managing Director                       None

         Gary N. Kocher                    Managing Director                       None

         Howard S. Schneider               Managing Director                       None

         Thomas V. Bruns                   Managing Director                       None

                                Part C - Page 9

                                           Positions and Offices with              Positions and
         Name                              Kemper Distributors, Inc.               Offices with Registrant
         -----                             -------------------------               -----------------------
         Johnston Allan Norris             Managing Director and Senior Vice       None
                                           President

         John H. Robinson, Jr.             Managing Director and Senior Vice       None
                                           President


Item 28.          Location of Accounts and Records
--------          --------------------------------

                  Certain accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the Rules promulgated thereunder are maintained by the Registrant at its offices, 345 Park Avenue, New York, NY 10154 with the exception of the accounts, books and other documents relating to the duties of the registrant's custodian, which are maintained by the registrant's custodian, Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109. Records relating to the duties of the Registrant's transfer agent are maintained by Scudder Service Corporation, Two International Place, Boston, Massachusetts 02110-4103. Records relating to shareholder services functions are maintained by Kemper Service Company

Item 29.          Management Services
--------          -------------------

                  Inapplicable.

Item 30.          Undertakings
--------          ------------

                  Inapplicable.


                                Part C - Page 10

                                   SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and the State of New York, on the 26th day of April, 2001.


                                        THE JAPAN FUND, INC.



                                        By   /s/ Lynn Birdsong
                                             -----------------
                                             Lynn Birdsong
                                             President


         Pursuant to the requirements of the Securities Act of 1933, this amendment to its Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


SIGNATURE                                  TITLE                                         DATE
---------                                  -----                                         ----


/s/ William L. Givens
-------------------------------------
William L. Givens*                         Chairman of the Board and Director            April 26, 2001

/s/ Lynn Birdsong
-------------------------------------
Lynn Birdsong                              Director and President (Principal             April 26, 2001
                                           Executive Officer)

/s/ Gina Provenzano
-------------------------------------
Gina Provenzano                            Treasurer (Principal Financial and            April 26, 2001
                                           Accounting Officer) and Vice President

/s/ Thomas M. Hout
-------------------------------------
Thomas M. Hout                             Director                                      April 26, 2001



-------------------------------------
Yasuo Kanzaki                              Director                                      April 26, 2001

/s/ John F. Loughran
-------------------------------------
John F. Loughran                           Director                                      April 26, 2001


-------------------------------------
Yoshihiko Miyauchi                         Director                                      April 26, 2001

/s/ William V. Rapp
-------------------------------------
William V. Rapp*                           Director                                      April 26, 2001






/s/ Takeo Shiina
-------------------------------------
Takeo Shiina                               Director                                      April 26, 2001





*By:   /s/ Kathryn L. Quirk
       --------------------
       Kathryn L. Quirk

Attorney-in-fact for Mr. Givens and Mr. Rapp pursuant to powers of attorney contained in and incorporated by reference to the signature pages of Post-Effective
       Amendment No. 9 to the Registration Statement.

                                                               File No. 33-13863
                                                               File No. 811-1090



                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    EXHIBITS

                                       TO

                                    FORM N-1A

                         POST-EFFECTIVE AMENDMENT NO. 21

                            TO REGISTRATION STATEMENT

                                      UNDER

                           THE SECURITIES ACT OF 1933

                                       AND

                                AMENDMENT NO. 32
                            TO REGISTRATION STATEMENT

                                      UNDER

                       THE INVESTMENT COMPANY ACT OF 1940



                              THE JAPAN FUND, INC.


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                                 THE JAPAN FUND

                                  EXHIBIT INDEX

                                 Exhibit (d)(2)
                                   Exhibit (i)
                                   Exhibit (j)
                                 Exhibit (m)(3)
                                 Exhibit (m)(4)
                                 Exhibit (m)(5)
                                 Exhibit (p)(3)
                                 Exhibit (p)(4)